Filed pursuant to Rule 497(e).

File Nos. 33-36528 and 811-6161.

Allianz Funds Prospectus

APRIL 1, 2006

RCM Funds

Share Classes

Ins	Institutional

Adm	Administrative

DOMESTIC STOCK FUNDS

RCM Large-Cap Growth Fund

RCM Strategic Growth Fund

RCM Targeted Core Growth Fund

RCM Small-Cap Growth Fund

RCM Mid-Cap Fund

INTERNATIONAL / GLOBAL STOCK FUNDS

RCM International Growth Equity Fund

RCM Global Small-Cap Fund

SECTOR STOCK FUNDS

RCM Financial Services Fund

RCM Technology Fund

RCM Global Resources Fund

RCM Funds Prospectus

Allianz Funds

April 1, 2006

Share Classes Institutional and Administrative

This prospectus describes 10 mutual funds offered by Allianz Funds. The Funds provide access to the professional investment advisory services offered by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) and its investment management affiliate, RCM Capital Management LLC. Allianz Global Fund Management’s and RCM’s institutional heritage is reflected in the RCM Funds offered in this Prospectus. As of December 31, 2005, Allianz Global Fund Management and its investment management affiliates managed approximately $642.9 billion.

This prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The table below lists the investment objectives and compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 4.

	Fund Name	Investment Objective	Main Investments	Approximate Number of Holdings	Approximate Capitalization Range
Domestic Funds	RCM Large-Cap Growth	Long-term capital appreciation	Large capitalization equity securities	45–85	At least $3 billion
	RCM Mid-Cap	Long-term capital appreciation	Small to medium capitalization equity securities	85–125	Same as the Russell Mid-Cap Growth Index
	RCM Small-Cap Growth	Long-term capital appreciation	Small capitalization equity securities	75–150	Not less than 50% and not more than 200% of weighted average of Russell 2000 Index
	RCM Strategic Growth	Capital appreciation	Equity and equity-related securities and derivatives	40–150	All capitalizations with a focus on greater than $500 million
	RCM Targeted Core Growth	After-tax growth of capital	A broadly diversified portfolio of equity securities of U.S. issuers	25–65	All capitalizations
Global Funds	RCM Global Small-Cap	Long-term capital appreciation	Equity securities of issuers located in at least three different countries	75–150	Same as the MSCI World Small-Cap Index
International Funds	RCM International Growth Equity	Long-term capital appreciation	Equity securities of issuers located in at least ten different countries	50–115	All capitalizations
Sector Funds	RCM Financial Services	Long-term capital appreciation	Equity securities of U.S. and non-U.S. financial services companies	25–75	All capitalizations
	RCM Global Resources	Long-term capital appreciation	Equity securities of U.S. and non-U.S. natural resources companies	25–75	All capitalizations
	RCM Technology (formerly RCM Global Technology)	Long-term capital appreciation	Equity securities of technology-related issuers located in at least three different countries	30–120	At least $500 million

Fund Descriptions, Performance and Fees

The Funds provide a broad range of investment choices. The following Fund Summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries.

Note for All Funds

It is possible to lose money on investments in the Funds. The fact that a Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Some Funds are subject to percentage investment limitations, as discussed in their Fund Summaries. See “Characteristics and Risks of Securities and Investment Techniques—Percentage Investment Limitations” for more information about these limitations.

2	Allianz Funds

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Prospectus	3

RCM Financial Services Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of U.S. and non-U.S. financial services companies Approximate Number of Holdings 25–75	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of financial services companies such as banks, savings and loan and thrift institutions, finance companies, brokerage and advisory firms, real estate related firms, insurance companies and financial holding companies. The Fund expects to invest in U.S. and non-U.S. financial services companies. In managing the portfolio, the portfolio management team focuses primarily on stock selection, however, consideration is given to industry and regional factors. Such factors may include industry consolidation, interest rate and currency policy in addition to legal and regulatory matters.

The portfolio management team evaluates the fundamental value and prospects for growth of individual companies and generally focuses on companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. In addition, the portfolio management team makes use of internally and externally developed forecasts of economic growth, inflation, and interest rates to help identify those regions and individual countries (including countries with developing or “emerging market” economies) that are likely to offer the best investment opportunities. The portfolio management team bases its security selection on relative investment merits of each company, industry, and region and will not seek to duplicate the country or sector allocations of the Fund’s benchmark.

The Fund is “non-diversified,” which means that it may invest in a relatively small number of issuers, which may increase risk.

In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may sell securities short and utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts, stock index futures contracts and put and call options). The portfolio managers expect the Fund to have a high turnover rate.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Liquidity Risk	• Leveraging Risk
• Issuer Risk	• Derivatives Risk	• Credit Risk
• Sector Specific Risk	• Foreign (non-U.S.) Investment Risk	• Turnover Risk
• Growth Securities Risk	• Emerging Markets Risk	• Management Risk
• Smaller Company Risk	• Currency Risk	• Focused Investment Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right shows performance of the Fund’s Institutional Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

4	Allianz Funds

RCM Financial Services Fund (continued)

Calendar Year Total Returns — Institutional Class Calendar Year End (through 12/31)

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘04)	11.68%

	Lowest (1st Qtr. ‘05)	-4.31%

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	Fund Inception (6/30/04)(5)
Institutional Class — Before Taxes(1)	10.78%	13.35%
Institutional Class — After Taxes on Distributions(1)	10.15%	12.93%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	7.01%	11.16%
S&P 500 Index(2)	4.91%	8.14%
S&P Financials Sector Index(3)	6.47%	9.97%
Lipper Financial Services Fund Average(4)	6.54%	12.03%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)	The S&P 500 Financials Sector Index is a market capitalization weighted index that represents the Financials sector performance of the S&P 500 Index, which is described above. It is not possible to invest directly in the index.
(4)	The Lipper Financial Services Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invests primarily in equity securities of companies engaged in providing financial services, including, but not limited to, banks, finance companies, insurance companies, and securities/brokerage firms. It does not take into account sales charges.
(5)	The Fund began operations on 6/30/04. Index comparisons begin on 6/30/04.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%(1)

(1)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days of acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses(2)
Institutional Class	0.70%	None	0.26%	0.96%

(1)	Other Expenses reflects a 0.25% Administrative Fee and 0.01% in trustees’ expense incurred by Institutional Class shares during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion. See “Management of the Funds—Administrative Fees.”
(2)	Total Annual Fund Operating Expenses do not include organizational expenses, all of which were incurred during the Fund’s initial fiscal year.

Examples.  The Examples below, which are based on estimated amounts for the Fund’s current fiscal year, are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3
Institutional Class	$98	$306

Prospectus	5

RCM Global Resources Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of U.S. and non-U.S. natural resources companies	Approximate Capitalization Range All capitalizations
		Approximate Number of Holdings 25–75	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution, or sale of materials, energy, or goods related to cyclical or commodity industries, such as oil & gas, minerals, base metals, precious metals, chemicals, fertilizers, wood products, paper products and steel (the “natural resources industries”). The Fund expects to invest most of its assets in U.S. and non-U.S. common stocks. Under normal circumstances, the Fund will invest a minimum of  1/3 of its assets in non-U.S. securities and will invest in at least four countries including the United States.

The Fund’s portfolio management team will evaluate the relative attractiveness of individual commodity cycles, including supply-demand fundamentals and pricing outlook. Stock selection and industry allocation will be based on specific commodity, end market and geographic exposure, operational and financial leverage as well as valuation.

The portfolio management team evaluates the fundamental value and prospects for growth of individual companies and focuses on those companies that they expect will have higher than average rates of growth and strong potential for capital appreciation. In addition, the portfolio management team makes use of internally and externally developed forecasts of economic growth, inflation and interest rates to help identify industry sectors, regions and individual countries (including countries with developing or “emerging market” economies) that the portfolio management team believes are likely to offer the best investment opportunities.

The Fund is “non-diversified,” which means it may invest in a relatively small number of issuers, which may increase risk.

In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts, stock index futures contracts and put and call options). The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Liquidity Risk	• Leveraging Risk
• Issuer Risk	• Derivatives Risk	• Credit Risk
• Sector Specific Risk	• Foreign (non-U.S.) Investment Risk	• Turnover Risk
• Growth Securities Risk	• Emerging Markets Risk	• Management Risk
• Smaller Company Risk	• Currency Risk	• Focused Investment Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right shows performance of the Fund’s Institutional Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

6	Allianz Funds

RCM Global Resources Fund (continued)

Calendar Year Total Returns — Institutional Class Calendar Year End (through 12/31)

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ‘05)	26.69%

	Lowest (4th Qtr. ‘05)	-1.02%

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	Fund Inception (6/30/04)(5)
Institutional Class — Before Taxes(1)	44.77%	41.56%
Institutional Class — After Taxes on Distributions(1)	37.81%	36.99%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	29.44%	33.19%
MSCI World Index(2)	10.02%	14.28%
World Energy & Materials Composite(3)	25.57%	29.72%
Lipper Natural Resources Funds Average(4)	41.18%	40.53%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Morgan Stanley Capital International (“MSCI”) World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance. It is not possible to invest directly in the index.
(3)	The World Energy & Materials Composite benchmark represents the performance of a hypothetical index developed by the Adviser. This composite is derived from the World Energy and World Materials components of the MSCI World Index, which is described above. The two components are weighted in the composite based on the market capitalization of those sectors from the prior month. As a result, the weightings of the two components in the composite may vary from month to month. It is not possible to invest directly in the composite or in the index from which it is derived.
(4)	The Lipper Natural Resources Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in the equity securities of domestic and foreign companies engaged in natural resources. It does not take into account sales charges.
(5)	The Fund began operations on 6/30/04. Index comparisons begin on 6/30/04.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days of acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)(2)	Total Annual Fund Operating Expenses(2)
Institutional Class	0.70%	None	0.36%	1.06%

(1)	Other Expenses reflects a 0.35% Administrative Fee and 0.01% in trustees’ expense incurred by Institutional Class shares during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion. See “Management of the Funds—Administrative Fees.”
(2)	Total Annual Fund Operating Expenses do not include organizational expenses, all of which were incurred during the Fund’s initial fiscal year.

Examples.  The Examples below, which are based on estimated amounts for the Fund’s current fiscal year, are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3
Institutional Class	$108	$337

Prospectus	7

RCM Global Small-Cap Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Smaller capitalization equity securities Approximate Number of Holdings 75–150	Approximate Capitalization Range Same as the MSCI World Small-Cap Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations comparable to those of companies included in the MSCI World Small-Cap Index. Under normal conditions, the Fund expects to maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the MSCI World Small-Cap Index securities, which as of September 30, 2005 would permit the Fund to maintain a weighted-average market capitalization ranging from $650 million to $2.6 billion. The Fund invests in companies organized or headquartered in at least three different countries (one of which may be the United States) and expects that the majority of its foreign investments will be in Japan and Western Europe. Under normal market conditions, the Fund will invest no more than 25% of its assets in issuers that are organized or headquartered in any one country outside the U.S., other than France, Germany, Japan and the United Kingdom. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund may also from time to time invest a significant percentage of its assets in the technology sector.

In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that it believes are likely to offer the best investment opportunities. The portfolio management team may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In addition, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The MSCI World Small-Cap Index is the Fund’s performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmark.

In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index futures contracts). The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Growth Securities Risk • Smaller Company Risk • Liquidity Risk	• Derivatives Risk • Sector Specific Risk • Foreign (non-U.S.) Investment Risk • Emerging Markets Risk • Currency Risk	• Focused Investment Risk • Leveraging Risk • Turnover Risk • Credit Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception of the DRCM Fund on December 31, 1996. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund does not currently offer Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

8	Allianz Funds

RCM Global Small-Cap Fund (continued)

Calendar Year Total Returns — Institutional Class Calendar Year End (through 12/31)

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘99)	64.80%

	Lowest (3rd Qtr. ‘01)	-26.36%

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	5 Years	Fund Inception (12/31/96)(4)
Institutional Class — Before Taxes(1)	19.04%	7.35%	15.85%
Institutional Class — After Taxes on Distributions(1)	19.04%	7.35%	14.35%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	12.38%	6.37%	13.20%
MSCI World Small-Cap Index(2)	16.10%	14.37%	9.31%
Lipper Global Small/Mid Cap Growth Funds Average(3)	17.02%	5.30%	9.94%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Morgan Stanley Capital International World Small-Cap Index (“MSCI-WSCI”) is a widely recognized, unmanaged, market capitalization weighted index composed of securities representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. It is not possible to invest directly in the index.
(3)	The Lipper Global Small/Mid Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity in both U.S. and non-U.S. companies with market capitalizations less than 400% of the 75th market capitalization percentile of the S&P/Citigroup World Broad Market Index. It does not take into account sales charges.
(4)	The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days of acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	1.00%	None	0.38%	1.38%

(1)	Other Expenses reflects a 0.35% Administrative Fee and 0.03% in trustees’ and tax expense incurred by the class during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Institutional	$140	$437	$755	$1,605

Prospectus	9

RCM International Growth Equity Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of companies worldwide	Approximate Capitalization Range All capitalizations
		Approximate Number of Holdings 50–115	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of non-U.S. companies. While the Fund invests in issuers located in at least ten different countries, the Fund may invest up to 65% of its assets in companies organized or headquartered in Japan, the United Kingdom or Germany, and up to 25% of its assets in companies organized or headquartered in any other country outside the U.S. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund may also invest up to 10% of its assets in U.S. companies. The Fund primarily invests in companies with market capitalizations in excess of $1 billion (as measured at the time of purchase). No more than 5% of the Fund’s assets shall be invested in companies with market capitalizations below $100 million (as measured at the time of purchase). The Fund may also from time to time invest a significant portion of its assets in one or more sectors of the economy, including the financial sector.

In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that it believes are likely to offer the best investment opportunities. In analyzing specific companies for possible investment, the portfolio management team may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The MSCI EAFE Index is the Fund’s primary performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmarks.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index futures contracts). The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Derivatives Risk	• Focused Investment Risk
• Issuer Risk	• Sector Specific Risk	• Leveraging Risk
• Growth Securities Risk	• Foreign (non-U.S.) Investment Risk	• Turnover Risk
• Smaller Company Risk	• Emerging Markets Risk	• Credit Risk
• Liquidity Risk	• Currency Risk	• Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception of the DRCM Fund on May 22, 1995. The information provides some indication of the risks of investing in the Fund showing changes in the performance of the Fund and the DRCM Fund from year to year and by showing how the Fund’s and the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. For periods prior to the inception of Administrative Class shares (2/05/02), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the DRCM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

10	Allianz Funds

RCM International Growth Equity Fund (continued)

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’99)	41.32%

	Lowest (1st Qtr. ’01)	-18.43%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	5 Years	10 Years	Fund Inception (5/22/95)(5)
Institutional Class — Before Taxes(1)	13.55%	-1.67%	5.65%	6.65%
Institutional Class — After Taxes on Distributions(1)	12.78%	-2.14%	4.07%	5.07%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	8.80%	-1.68%	4.14%	5.03%
Administrative Class	13.39%	-2.06%	5.30%	6.31%
MSCI EAFE Index(2)	14.02%	4.94%	6.18%	6.47%
MSCI EAFE Growth Index(3)	13.64%	2.23%	3.59%	3.94%
Lipper International Large Cap Growth Funds Average(4)	14.01%	0.30%	4.39%	5.03%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.
(2)	The Morgan Stanley Capital International Europe Australasia Far East (“MCSI EAFE”) Index is a widely recognized, unmanaged index of issuers located in the countries of Europe, Australia and the Far East. It is not possible to invest directly in the index.
(3)	The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index (“MSCI EAFE Growth”) is a widely recognized, unmanaged index of non-U.S. growth stock markets. The MSCI EAFE Growth is composed of a sample of companies representative of the market structure of 21 European and Pacific Basin countries. It is not possible to invest directly in the index.
(4)	The Lipper International Large Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in non-U.S. companies with market capitalizations greater than 400% of the 75th market capitalization percentile of the S&P/Citigroup World Broad Market Index. It does not take into account sales charges.
(5)	The Fund began operations on 5/22/95. Index comparisons begin on 5/31/95.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days of acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.50%	None	0.52%	1.02%
Administrative	0.50	0.25%	0.56	1.31

(1)	Other Expenses reflects a 0.45% Administrative Fee and 0.07% and 0.11% in trustees’, interest and tax expense incurred by Institutional Class shares and Administrative Class shares, respectively, during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$104	$325	$563	$1,248
Administrative	133	415	718	1,579

Prospectus	11

RCM Large-Cap Growth Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Large capitalization equity securities	Approximate Capitalization Range At least $3 billion
		Approximate Number of Holdings 45–85	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies with market capitalizations of at least $3 billion (as measured at the time of purchase). The Fund may also invest 20% of its assets in foreign securities (but no more than 10% in any one country other than the U.S. or 10% in companies organized or headquartered in emerging market countries). The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow and/or earnings, through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The S&P 500 Index is the Fund’s performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmark.

In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index future contracts). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Growth Securities Risk • Liquidity Risk • Leveraging Risk	• Sector Specific Risk • Foreign (non-U.S.) Investment Risk • Currency Risk • Focused Investment Risk	• Emerging Markets Risk • Credit Risk • Management Risk • Derivatives Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table on the next page show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception of the DRCM Fund on December 31, 1996. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the DRCM Fund from year to year and by showing how the Fund’s and the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. For periods prior to the inception of Administrative Class shares (2/05/02), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the DRCM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

12	Allianz Funds

RCM Large-Cap Growth Fund (continued)

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’98)	29.25%

	Lowest (1st Qtr. ’01)	-19.06%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	5 Years	Fund Inception (12/31/96)(4)
Institutional Class — Before Taxes(1)	10.48%	-3.33%	8.77%
Institutional Class — After Taxes on Distributions(1)	10.38%	-3.40%	7.44%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	6.81%	-2.84%	7.13%
Administrative Class	10.21%	-3.54%	8.52%
S&P 500 Index(2)	4.91%	0.54%	7.63%
Lipper Large-Cap Growth Funds Average(3)	6.19%	-3.97%	5.48%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.
(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)	The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4)	The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days of acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.45%	None	0.26%	0.71%
Administrative	0.45	0.25%	0.26	0.96

(1)	Other Expenses reflects a 0.25% Administrative Fee and 0.01% in trustees’ expense incurred by each class during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$73	$227	$395	$883
Administrative	98	306	531	1,178

Prospectus	13

RCM Mid-Cap Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Small to medium capitalization equity securities	Approximate Capitalization Range Same as Russell Mid-Cap Growth Index
		Approximate Number of Holdings 85–125	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing 80% of its net assets (plus borrowings made for investment purposes) in equity securities of small- to medium-sized U.S. companies with market capitalizations comparable to those in the Russell Midcap Index (between $1 billion and $24 billion as of February 23, 2006). Equity securities include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock. The Fund may also invest up to 10% of its assets in foreign securities. The Fund may from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; differentiated or superior products and services, and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The Russell Midcap Index is the Fund’s performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmark.

In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index future contracts). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• Market Risk • Issuer Risk • Growth Securities Risk • Smaller Company Risk • Derivatives Risk	• Liquidity Risk • Sector Specific Risk • Leveraging Risk • Foreign (non-U.S.) Investment Risk	• Currency Risk • Turnover Risk • Credit Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc., (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table on the next page show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception of the DRCM Fund on November 6, 1979. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. For periods prior to the inception of Administrative Class shares (2/05/02), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the DRCM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

14	Allianz Funds

RCM Mid-Cap Fund (continued)

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’99)	42.23%

	Lowest (4th Qtr. ’00)	-25.04%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	5 Years	10 Years	Fund Inception (11/6/79)(5)
Institutional Class — Before Taxes(1)	9.89%	-2.07%	8.92%	15.67%
Institutional Class — After Taxes on Distributions(1)	9.89%	-2.07%	3.37%	10.55%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	6.43%	-1.74%	4.59%	10.97%
Administrative Class	9.63%	-2.38%	8.62%	15.37%
Russell Midcap Index(2)	12.65%	8.45%	12.49%	15.08%
Russell Midcap Growth Index(3)	12.10%	1.38%	9.27%	13.84%
Lipper Mid-Cap Growth Funds Average(4)	9.93%	-0.34%	8.07%	12.62%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.
(2)	The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. It is not possible to invest directly in the index. The Russell Midcap Index replaced the Russell Midcap Growth Index as the Fund’s primary comparative index because the Adviser believes the Russell Midcap Index is more representative of the Fund’s investment strategies.
(3)	The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. It is not possible to invest directly in the index.
(4)	The Lipper Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. It does not take into account sales charges.
(5)	The Fund began operations on 10/31/79. Index comparisons begin on 10/31/79.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days of acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.47%	None	0.28%	0.75%
Administrative	0.47	0.25%	0.28	1.00

(1)	Other Expenses reflects a 0.25% Administrative Fee and 0.03% in trustees’ and interest expense incurred by each class during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$77	$240	$417	$930
Administrative	102	318	552	1,225

Prospectus	15

RCM Small-Cap Growth Fund

Principal Investment and Strategies	Investment Objective Long-term capital appreciation Fund Category Growth Stocks	Fund Focus Smaller capitalization equity securities Approximate Number of Holdings 75–150

Approximate Capitalization Range

Companies with market capitalizations of not less than 50% and not more than 200% of the weighted average market capitalization of the Russell 2000 Index

Dividend Frequency

At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of U.S. companies with smaller capitalizations (which the portfolio managers define as companies with market capitalizations of not less than 50% and not more than 200% of the weighted average market capitalization of the Russell 2000 Index (not less than $600 million and not more than $2.4 billion as of February 23, 2006)). The Fund’s capitalization criteria apply at the time of investment. The Fund may invest up to 15% of its assets in foreign securities, including emerging markets securities. The Fund may purchase securities in initial public offerings (IPOs). The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

The portfolio managers seek to create an investment portfolio of growth stocks across major industry groups. The portfolio managers evaluate individual stocks based on their growth, quality and valuation characteristics. Examples of growth characteristics include the potential for sustained earnings growth and the development of proprietary products or services; examples of quality characteristics include the integrity of management and a strong balance sheet; and examples of valuation characteristics include relative valuation and upside potential.

In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The portfolio managers sell securities they deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The Fund may utilize foreign currency exchange contracts, options and other derivative instruments. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Growth Securities Risk • Smaller Companies Risk • Liquidity Risk • IPO Risk	• Sector Specific Risk • Foreign (non-U.S.) Investment Risk • Currency Risk • Focused Investment Risk • Derivatives Risk • Credit Risk	• Management Risk • Leveraging Risk • Emerging Markets Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. The Fund is subject to percentage investment limitations, as discussed in this Fund Summary. See “Characteristics and Risks of Securities and Investment Techniques—Percentage Investment Limitations” for more information about these limitations. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund recently commenced operations and does not yet have a full calendar year of performance. Therefore, no bar chart or Average Annual Total Returns table is included for the Fund.

16	Allianz Funds

RCM Small-Cap Growth Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%(1)

(1)	The Redemption Fee may apply to any shares that are redeemed or exchanged within seven days of acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses	Expense Reduction(2)	Net Fund Operating Expenses
Institutional Class	0.85%	None	2.76%	3.61%	(2.51)%	1.10%

(1)	Other Expenses reflects a 0.25% Administrative Fee paid by the Class, which rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1.0 billion, 2.50% in organizational expenses, and 0.01% in trustees’ expense based on estimated amounts for the Fund’s initial fiscal year. See “Management of the Funds—Administrative Fees.”
(2)	Net Expenses reflects the effect of a contractual agreement by the Adviser to waive its advisory or administrative fee and/or reimburse the Fund to the extent that Annual Fund Operating Expenses exceed, due to the payment of organizational and certain other expenses, 1.10% for Institutional Class shares during the Fund’s initial fiscal year ending June 30, 2006 (but not any subsequent years). Under the Expense Limitation Agreement, the Adviser may recoup waived or reimbursed amounts in future periods within three years, provided total expenses, including such recoupment, do not exceed the annual expenses limit.

Example.  The Example below, which is based on estimated amounts for the Fund’s initial fiscal year, is intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.*

	Year 1	Year 3
Institutional Class	$112	$350

*	The Example is based on the Net Fund Operating Expenses shown above.

Prospectus	17

RCM Strategic Growth Fund

Principal Investments and Strategies	Investment Objective Seeks Capital Appreciation Fund Category Growth Stocks	Fund Focus Equity and equity-related securities and derivatives Approximate Number of Holdings 40–150	Approximate Capitalization Range All capitalizations with a focus on companies with capitalizations greater than $500 million Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity and equity-related securities of companies with market capitalizations of at least $500 million (as measured at the time of purchase). As discussed below, the Fund expects to engage in derivative transactions, which may have the effect of either magnifying or limiting the Fund’s gains and losses depending upon the particular derivative strategies used.

The Fund may invest in companies located within or outside the United States (including companies organized or headquartered in emerging markets countries). The Fund is not limited in the percentage of assets it may invest in any one country, region or geographic area. Although the Fund will not concentrate its investments in any single industry, it ordinarily expects to have substantial exposure to companies in high-growth areas such as technology or health care. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers. The Fund may purchase securities in initial public offerings (IPOs).

In managing the Fund, the portfolio management team attempts to exploit what it views as mispricing of the long-term growth prospects of companies by investing in stocks and employing derivatives strategies to maximize growth opportunities identified by the team’s research analysts and portfolio managers. The team may also seek to exploit what it views as shorter-term market opportunities. In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow and/or earnings, through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; the potential for superior risk-adjusted returns; differentiated or superior products and services; and a steady stream of new products and services. The portfolio management team will sell a security as it deems appropriate, such as when its price target has been attained, when the company experiences an adverse change in fundamentals, when a more favorable investment is identified or as necessary for redemption purposes. The portfolio managers expect a high portfolio turnover rate, which may be 200% or more.

The Fund ordinarily expects to use derivative instruments in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transactions costs. In particular, the Fund intends to purchase call options on securities whose prices the portfolio management team believes will increase, and purchase and sell combinations of put and call options in an attempt to take advantage of stock price movements. The Fund may also employ additional strategies involving call and put options, futures and forward contracts, short sales, swap agreements and other derivative instruments with respect to securities, indices and other assets.

The Fund’s use of derivative instruments will often give rise to forms of leverage, which could have the effect of magnifying the Fund’s gains and losses. Although it has no current intention to do so, the Fund also reserves the flexibility to borrow money, utilize reverse repurchase agreements or engage in other forms of borrowing to finance the purchase of additional investments and add leverage to its portfolio. Leveraging is a speculative technique and there are special risks involved. To the extent that the Fund uses or incurs leverage, an investment in the Fund will be more volatile and riskier than an investment in funds that do not use leverage.

In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Derivatives Risk • Leveraging Risk • Growth Securities Risk • Liquidity Risk	• Currency Risk • Emerging Markets Risk • Smaller Company Risk • Foreign (non-U.S.) Investment Risk • IPO Risk	• Focused Investment Risk • Credit Risk • Management Risk • Turnover Risk • Sector Specific Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund recently commenced operations and does not yet have a full calendar year of performance. Therefore, no bar chart or Average Annual Total Returns table is included for the Fund.

18	Allianz Funds

RCM Strategic Growth Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days of acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses	Expense Reductions(2)	Net Fund Operating Expenses
Institutional	1.00%	None	2.73%	3.73%	(2.48)%	1.25%
Administrative	1.00	0.25%	2.73	3.98	(2.48)	1.50

(1)	Other Expenses reflects a 0.25% Administrative Fee paid by each class, which rate is subject to a reduction of 0.025% to the extent the average daily net assets of the Fund exceed $500 million and an additional 0.025% to the extent the average daily net assets of the Fund exceed $1 billion, 2.47% in organizational expenses and 0.01% in trustees’ expenses, each based on estimated amounts for the Fund’s initial fiscal year. See “Management of the Funds—Administrative Fees.”
(2)	Net Fund Operating Expenses reflects the effect of a contractual agreement by the Adviser to waive its advisory or administrative fee and/or reimburse the Fund to the extent that Annual Fund Operating Expenses exceed, due to the payment of organizational and certain other expenses, 1.25% and 1.50% for Institutional Class and Administrative Class shares, respectively, during the Fund’s initial fiscal year ending June 30, 2006 (but not any subsequent years). Under the Expense Limitation Agreement, the Adviser may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expenses limit.

Examples.  The Examples below, which are based on estimated amounts for the Fund’s initial fiscal year, are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.*

Share Class	Year 1	Year 3
Institutional	$127	$397
Administrative	153	474

*	The Examples are based on the Net Fund Operating Expenses shown above.

Prospectus	19

RCM Targeted Core Growth Fund

Principal Investments and Strategies	Investment Objective Seeks after-tax growth of capital	Fund Focus Equity securities of U.S. companies Approximate Number of Holdings 25–65	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing in a broadly diversified portfolio of equity securities of U.S. companies. The Fund invests in companies of all capitalizations, ranging from larger well-established companies to smaller emerging-growth companies. Although the Fund may invest in companies of all capitalizations, the Fund will focus its investments in larger capitalization companies. The Fund may invest up to 20% of its assets in companies with market capitalizations below $500 million (as measured at the time of purchase). The Fund may also invest up to 25% of its assets in foreign securities (but no more than 10% in any one country other than the U.S.) and up to 5% of its assets in companies located in emerging market countries. The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

In an attempt to achieve favorable after-tax returns, the Fund may use certain investment techniques designed to reduce capital gains distributions to shareholders. These techniques may include, among others, holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and selling securities that have declined in value to offset past or future gains realized on the sale of other securities. These techniques will not completely eliminate taxable distributions by the Fund. In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. The S&P 500 Index is the Fund’s performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmark.

In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index futures contracts). The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Growth Securities Risk • Smaller Company Risk	• Liquidity Risk • Derivatives Risk • Foreign (non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Sector Specific Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table on the next page show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception of the DRCM Fund on December 30, 1998. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund does not currently offer Administrative Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

20	Allianz Funds

RCM Targeted Core Growth Fund (continued)

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’99)	31.98%

	Lowest (1st Qtr. ’01)	-18.29%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	5 Years	Fund Inception (12/30/98)(4)
Institutional Class — Before Taxes(1)	7.85%	-2.37%	3.15%
Institutional Class — After Taxes on Distributions(1)	7.85%	-2.37%	3.05%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	5.11%	-2.00%	2.66%
S&P 500 Index(2)	4.91%	0.54%	1.77%
Lipper Large-Cap Growth Funds Average(3)	6.19%	-3.97%	-0.32%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)	The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4)	The Fund began operations on 12/30/98. Index comparisons begin on 12/31/98.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days of acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.60%	None	0.26%	0.86%

(1)	Other Expenses reflects a 0.25% Administrative Fee and 0.01% in trustees’ expense incurred by the class during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Institutional	$88	$274	$477	$1,061

Prospectus	21

RCM Technology Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of U.S. and non-U.S. technology-related companies Approximate Number of Holdings 30–120	Approximate Capitalization Range At least $500 million Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of technology companies. The Fund normally invests in at least three different countries and may invest up to 50% of its assets in non-U.S. issuers, but under normal market conditions no more than 25% of its assets in issuers organized or headquartered in any one country outside the U.S., other than Japan. The Fund may also invest up to 20% of its assets in companies organized or headquartered in emerging market countries (but no more than 15% in any one emerging market country). The Fund currently intends to invest primarily in companies with market capitalizations greater than $500 million at the time of purchase, with no more than 15% of its assets in technology companies with market capitalizations below $100 million at the time of purchase. The Fund may invest a substantial portion of assets in securities issued in initial public offerings (IPOs).

The portfolio managers define technology companies as those that provide technology products, services or utilize technology to gain competitive advantages. These include internet products and services, computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology products, environmental services, chemical products and synthetic materials, defense and aerospace products and services, nanotechnology, energy equipment and services and others. The portfolio managers evaluate the fundamental value and prospects for growth of individual companies and focuses on those companies that they expect will have higher than average rates of growth and strong potential for capital appreciation. Investments are not restricted to companies with a record of dividend payments. The NASDAQ Composite Index is the Fund’s primary performance benchmark. The portfolio managers base security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmarks.

The Fund is “non-diversified,” which means that it may invest in a relatively small number of issuers, which may increase risk.

The portfolio managers develop forecasts of economic growth, inflation, and interest rates that they use to help identity those regions and individual countries that they believe are likely to offer the best investment opportunities. In addition to traditional research activities, the portfolio managers use Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may write call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options) as well as call options on indices and exchange-traded funds, and may otherwise utilize short sales, foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index futures contracts). The Fund may invest in equity linked securities. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The portfolio managers expect a high portfolio turnover rate which can be 300% or more.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies. The Fund recently changed its name from the “RCM Global Technology Fund.”

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Growth Securities Risk • Smaller Company Risk • Liquidity Risk • Derivatives Risk	• Sector Specific Risk • IPO Risk • Foreign (non-U.S.) Investment Risk • Emerging Markets Risk • Currency Risk	• Focused Investment Risk • Leveraging Risk • Turnover Risk • Credit Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and Average Annual Total Returns table below show summary performance information for the DRCM Fund. The performance information is that of the DRCM Fund since the inception of the DRCM Fund on December 27, 1995. The information provides some indication of the risks of investing in the Fund by showing changes in the

22	Allianz Funds

RCM Technology Fund (continued)

performance of the DRCM Fund from year to year and by showing how the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. Performance information shown in the Average Annual Total Returns table for that class is based on the performance of the DRCM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. The Fund’s total expenses for Institutional Class shares have in the past been higher than the DRCM Fund’s historical expenses. If the DRCM Fund had been subject to such higher expenses, the performance results shown for the DRCM Fund would have been lower. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns — Institutional Class Calendar Year End (through 12/31)

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘99)	82.82%

	Lowest (4th Qtr. ‘00)	-34.45%

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	5 Years	10 Years	Fund Inception (12/27/95)(5)
Institutional Class — Before Taxes(1)	8.90%	-4.71%	17.29%	17.32%
Institutional Class — After Taxes on Distributions(1)	8.90%	-4.71%	16.39%	16.42%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	5.78%	-3.94%	15.09%	15.11%
Administrative Class	8.63%	-4.95%	17.00%	17.03%
NASDAQ Composite Index(2)	1.37%	-2.25%	7.68%	7.68%
Goldman Sachs Technology Index(2)	1.52%	-7.44%	8.49%	8.49%
Lipper Science & Technology Fund Average(3)	5.11%	-8.81%	7.19%	7.19%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.
(2)	The NASDAQ Composite Index is an unmanaged market-value weighted index of all common stocks listed on the NASDAQ Stock Market. It is not possible to invest directly in the index.
(3)	The Goldman Sachs Technology Index is a modified capitalization-weighted index of companies involved in the internet-related sector of the technology industry. It is not possible to invest directly in the index.
(4)	The Lipper Science & Technology Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in science and technology stocks. It does not take into account sales charges.
(5)	The Fund began operations on 12/27/95. Index comparisons begin on 12/31/95.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment) Redemption Fee (as a percentage of exchange price or amount redeemed)	None 2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days of acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Advisory Fees(1)	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses
Institutional	0.90%	None	0.31%	1.21%
Administrative	0.90	0.25	0.30	1.45

(1)	The advisory fee reflects the rate in effect beginning May 28, 2005.
(2)	Other Expenses reflects a 0.30% Administrative Fee and 0.01% in trustees’ expense incurred by Institutional Class shares during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Institutional	$123	$384	$665	$1,466
Administrative	148	459	792	1,735

Prospectus	23

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on each of the Funds.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Growth Securities Risk

The Funds may place particular emphasis on equity securities of companies that its portfolio management team or portfolio manager believes will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller Company Risk

The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. The RCM Global Small-Cap and RCM Small-Cap Growth Funds, in particular, and the RCM Financial Services, RCM Global Resources, RCM International Growth Equity, RCM Strategic Growth, RCM Targeted Core Growth and RCM Technology Funds generally have substantial exposure to this risk. The RCM Mid-Cap Fund also has significant exposure to this risk because it invests substantial assets in companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies.

IPO Risk

The Funds, particularly the RCM Technology Fund, may purchase securities in initial public offerings (IPOs). The securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Liquidity Risk

All of the Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

24	Allianz Funds

Derivatives Risk

All of the Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Funds’ use of derivatives is discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. A Fund’s use of derivative instruments, including the derivatives strategies employed by the RCM Strategic Growth Fund discussed under “Characteristics and Risks of Securities and Investment Techniques—Derivatives Strategies Employed by the RCM Strategic Growth Fund,” involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. To the extent that a Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seek to close out an option position; naked call options have speculative characteristics and the potential for loss is unlimited. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous disclosure, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Sector Specific Risks

In addition to other risks, Funds that invest a substantial portion of their assets in related industries (or “sectors”) may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

Financial Services Related Risk. Because the RCM Financial Services Fund concentrates its investments in the financial services industries and the RCM International Growth Equity Fund may from time to time invest a significant portion of its assets in the financial services industries, factors that affect the financial services sector may have a greater effect on those Funds than they would on a fund that is more diversified among a number of unrelated industries. Examples of these factors could include extensive governmental regulation, availability and cost of capital funds, changes in interest rates and price competition, all of which may affect financial services companies’ business lines or profitability. Monetary policy determined by local and international banking authorities can have significant impact, both positive and negative, on financial service companies. Credit losses resulting from financial difficulties of borrowers can negatively impact the industry. Insurance companies are subject to price competition and may be impacted by events or trends such as natural catastrophes, mortality rates or recessions. Brokerage firms’ profitability can be affected by government regulation, stock or bond activity and the operating leverage inherent in companies in the industry. Other Funds may make significant investments in the financial sector and may also be subject to these risks.

Natural Resources Related Risk. Because the RCM Global Resources Fund concentrates its investments in the natural resources industries, factors that affect the natural resources industries may have a greater effect on that Fund than they would on a fund that is more diversified among a number of unrelated industries. The natural resources industries can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations. Specifically, cyclical industries can be significantly affected by the level and volatility of commodity prices, import controls, worldwide competition, changes in consumer sentiment and spending and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Other Funds may also be subject to these risks to the extent they invest their assets in the natural resources industries.

Healthcare Related Risk. Certain of the Funds, such as the RCM Large-Cap Growth, RCM Mid-Cap, RCM Small-Cap Growth, RCM Strategic Growth and RCM Targeted Core Growth Funds, may make significant investments in the healthcare industry. Therefore, they are, subject to risks particular to that industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risks associated with the governmental approval process. Other Funds may also be subject to these risks to the extent they invest their assets in the healthcare industry.

Prospectus	25

Technology Related Risk. Because the RCM Technology Fund concentrates its investments in the technology industry, it is subject to risks particular to that industry, such as short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories. Other Funds, such as the RCM Global Small-Cap, RCM Large-Cap Growth, RCM Mid-Cap, RCM Small-Cap Growth, RCM Strategic Growth and RCM Targeted Core Growth Funds, may also be subject to these risks to the extent they invest their assets in technology or technology-related companies.

The Funds may from time to time invest a substantial portion of their assets in other sectors, and during those periods will be subject to a greater extent to the risks associated with those sectors.

Foreign (non-U.S.) Investment Risk

A Fund that invests in foreign securities, and particularly the RCM Financial Services, RCM Global Resources, RCM Global Small-Cap, RCM International Growth Equity and RCM Technology Funds, may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The RCM Large-Cap Growth, RCM Mid-Cap, RCM Small-Cap Growth, RCM Strategic Growth and RCM Targeted Core Growth Funds may invest their assets in foreign securities, although such investments are not currently a principal investment technique for these Funds. However, if foreign securities present attractive investment opportunities, any one of these Funds may increase the percentage of its assets in foreign securities, subject to applicable limits. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund, such as the RCM Financial Services, RCM Global Resources, RCM Global Small-Cap, RCM International Growth Equity or RCM Technology Fund, invests a significant portion of its assets in a particular currency or a narrowly defined geographic area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with foreign investments. For example, because certain of the Funds may invest more than 25% of their assets in France, Germany, Japan or the United Kingdom, these Funds may be subject to increased risks due to political, economic, social or regulatory events in those countries. Adverse conditions in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. and non-U.S. tax considerations may apply to a Fund’s investment in foreign securities.

EMU Countries Risk. Certain Funds will invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU’s objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as separate nations adjust to the reduction in flexibility, independence, and sovereignty that the EMU requires. High unemployment and a sense of “deculturalization” within the general public and the participating countries could lead to political unrest and continuing labor disturbances.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area (discussed above under “Foreign (non-U.S.) Investment Risk”) are generally more pronounced with respect to investments in emerging market countries.

Currency Risk

Certain of the Funds will invest a significant portion of their assets in securities that trade in or receive revenues in foreign currencies. Funds that invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The RCM Financial Services, RCM Global Resources, RCM Global Small-Cap, RCM International Growth Equity and RCM Technology Funds are particularly sensitive to currency risk. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Focused Investment Risk

Focusing Fund investments in a small number of issuers, industries or foreign currencies or regions increases risk. Funds, such as the RCM Financial Services, RCM Global Resources, RCM International Growth Equity, RCM Strategic

26	Allianz Funds

Growth and RCM Technology Funds, that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Some of those issuers also may present substantial credit or other risks. The RCM Global Small-Cap Fund may be subject to increased risk to the extent that it focuses its investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the U.S., because companies in those areas may share common characteristics and are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments. Similarly, the RCM Technology Fund is particularly vulnerable to events affecting technology companies because the Fund normally “concentrates” its investments in such companies. The RCM Financial Services and RCM Global Resources Funds are vulnerable to events affecting companies in the financial services and natural resources industries, respectively, because these Funds normally focus their investments in such respective industry. As a result, the Funds’ shares may rise and fall in value more rapidly and to a greater extent than shares of a fund that does not concentrate or focus in a particular industry or economic sector. Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as “technology” or “financial and business services,” which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments. See “Technology Related Risk,” “Healthcare Related Risk,” “Financial Services Related Risk” and “Natural Resources Related Risks,” under “Sector Specific Risks” above.

Leveraging Risk

Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. In addition, to the extent a Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund’s investment income, resulting in greater losses.

Fixed Income Risk

To the extent that Funds purchase fixed income securities such as bonds or notes for investment or defensive purposes, they will be subject to fixed income risk.

Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities in a Fund’s portfolio is likely to decrease. Securities with longer “durations” (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

Turnover Risk

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund’s after-tax returns. The trading costs of tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Credit Risk

All of the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. These securities are considered predominantly speculative with respect to the issuer’s continuing

Prospectus	27

ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell them (liquidity risk).

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Adviser and each individual portfolio management team or portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Additional Risks of Investing in the Funds

In addition to the risks described above, several of the Funds are newly formed and therefore have a limited or no history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Fund’s size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Management of the Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). As of December 31, 2005, the Adviser and its investment management affiliates had approximately $642.9 billion in assets under management.

The Adviser has retained its investment management affiliate (the “Sub-Adviser”), RCM Capital Management LLC (“RCM”), to manage each Fund’s investments. The Adviser may retain affiliates to provide various administrative and other services required by the Funds.

Advisory Fees

Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. The Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

During the most recently completed fiscal year (except as noted), the Funds paid monthly advisory fees to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees
RCM Large-Cap Growth Fund	0.45%
RCM Mid-Cap Fund	0.47%
RCM International Growth Equity Fund	0.50%
RCM Targeted Core Growth Fund	0.60%
RCM Financial Services and RCM Global Resources Funds	0.70%
RCM Small-Cap Growth Fund*	0.85%
RCM Technology Fund	0.94%**
RCM Global Small-Cap and RCM Strategic Growth* Funds	1.00%

*	The Fund recently commenced investment operations and, as a result, did not pay advisory fees for a full fiscal year. The fee rate presented in this table reflects the fee rate payable for the current fiscal year.
**	Effective May 28, 2005, the Fund paid advisory fees at an annual rate of 0.90%.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between Allianz Global Fund Management and each Fund (except the RCM Small-Cap Growth and RCM Strategic Growth Funds, which were recently organized) and the portfolio management agreement between Allianz Global Fund Management and the Sub-Adviser is available in the Fund’s semi-annual report to shareholders for the six-month period ended December 31, 2005.

Administrative Fees

Each Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Institutional and Administrative Class shareholders of each Fund pay an administrative fee to Allianz Global Fund

28	Allianz Funds

Management, computed as a percentage of the Fund’s net assets attributable in the aggregate to those classes of shares. Allianz Global Fund Management, in turn, provides or procures administrative services for Institutional and Administrative Class shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. In general, the administrative fee paid to Allianz Global Fund Management exceeds the related costs. This may not be the case for relatively small Funds, but the excess of the fee over costs may increase as Funds grow in asset size. The Funds do bear other expenses which are not covered by the administrative fee which may vary and affect the total level of expenses paid by Institutional and Administrative Class shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

Institutional and Administrative Class shareholders of the Funds pay Allianz Global Fund Management monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Institutional and Administrative Class shares):

Fund	Administrative Fees*
RCM Large-Cap Growth, RCM Mid-Cap, RCM Financial Services, RCM Small-Cap Growth, RCM Strategic Growth and RCM Targeted Core Growth Funds	0.25%
RCM Technology Fund	0.30%
RCM Global Resources and RCM Global Small-Cap Funds	0.35%
RCM International Growth Equity Fund	0.45%

*	Effective January 1, 2006, the Administrative Fee rate for each Fund (except the RCM Technology Fund) is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion. Also effective January 1, 2006, the Administrative Fee rate for the RCM Technology Fund is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

Allianz Global Fund Management, the Distributor and their affiliates may make payments to financial intermediaries (such as brokers or third party administrators) for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. The actual services provided, and the payments made for such services, vary from firm to firm. For these services, Allianz Global Fund Management, the Distributor and their affiliates may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account for networking fees for NSCC-cleared accounts and from $13 to 19 per account for services to omnibus accounts or (ii) an annual fee at a rate of up to 0.25% of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or Allianz Global Fund Management, the Distributor and their affiliates and are in addition to any distribution and/or servicing (12b-1) fees paid to such financial intermediaries. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. Allianz Global Fund Management and the Distributor do not audit the financial intermediaries to determine whether such intermediary is providing the services for which they are receiving such payments.

Sub-Adviser

The Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. For each Fund, the Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds which they manage.

RCM is located at Four Embarcadero Center, San Francisco, CA 94111. Established in 1998, and the successor to the business of its holding company, RCM Global Investors US Holdings LLC, RCM is an indirect wholly-owned subsidiary of Allianz AG and an affiliate of Allianz. RCM was originally formed as a Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. RCM provides advisory services to mutual funds and institutional accounts. As of December 31, 2005, RCM had approximately $21.3 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC.

Prospectus	29

The following individuals at RCM have primary responsibility for the noted Funds.

Fund	Managers	Since	Recent Professional Experience
RCM Financial Services Fund	Ernst P. Schleimer, CFA (Lead)	2004 (Inception)	Director and Senior Research Analyst. Mr. Schleimer joined RCM in 1998 as an analyst in the Financial Services Group. Prior to joining RCM in 1998, he spent 4 years as an analyst at Franklin Resources, where he followed diversified financial services companies and banks. Before entering the asset management industry, Mr. Schleimer worked as a consultant in KPMG Peat Marwick’s Financial Institutions Consulting Group.
	Adam D. Compton	2004 (Inception)	Vice President and Research Analyst. Mr. Compton joined RCM in 2003 and has analytical responsibility for large and mid cap U.S. Regional Banks, as well as certain capital markets and diversified financial companies. Prior to joining RCM in 2003, he spent 1 year as an analyst at Keefe Bruyette & Woods and 2 years as an analyst at Morgan Stanley.
RCM Global Resources Fund	Paul D. Strand, CFA	2004 (Inception)	Vice President, Research Analyst/Sector Fund Manager, Energy and Portfolio Manager of the RCM Global Resources Fund. Mr. Strand joined RCM in 2003 and is responsible for integrated oil, oil and gas production, oil services, independent refiners and coal within the energy sector. Prior to joining RCM in 2003, he worked as a Senior Equity Analyst at Advantus Capital Management for 4 years, covering energy and consumer staples.
RCM Global Small Cap Fund	Thomas J. Ross	2002	Director, Chief Investment Officer and Senior Portfolio Manager for both the U.S. and International Small Cap strategies. Prior to transferring to RCM in San Francisco in 2001, Thomas was a senior analyst and portfolio manager with Dresdner Bank’s dit subsidiary located in Frankfurt Germany for 10 years, managing a variety of global portfolios, including the dit Technology, Multimedia, Software, and Biotechnology Funds.
RCM International Growth Equity Fund	Ara Jelalian	2005	Director, Portfolio Manager for International and Global Equities. Prior to joining RCM in 1998, Mr. Jelalian spent 7 years with Capital Resources (formerly SEI Capital Resources) where he held positions as Managing Director of Research and Director of International Research. Prior to SEI, Mr. Jelalian spent 7 years as an International Economist with First Chicago Corporation.
RCM Large Cap Growth Fund	Raphael L. Edelman (Lead)	2004	Director and Co-Chief Investment Officer of the U.S. Large Cap Core Growth Equity Portfolio Management Team. Prior to joining RCM in 2004, he spent 20 years at Alliance Capital Management as a Portfolio Manager and Research Analyst.
	Joanne L. Howard, CFA	2005	Managing Director and Co-Chief Investment Officer of the U.S. Large Cap Core Growth Equity Portfolio Management Team. She also previously served as the firm’s Private Client Group CIO from 1996 to 2002, where she continues to serve as a Senior Portfolio Manager. Prior to joining RCM in 1992, she spent 17 years with Scudder, Stevens & Clark as Managing Director and Senior Portfolio Manager of the Quality Growth team.
	M. Brad Branson, CFA	2005	Managing Director and Senior Portfolio Manager on the U.S. Large Cap Core Growth Equity Portfolio Management Team. He also serves as the firm’s Private Client Group CIO. Prior to joining RCM in 1993 as a Research Analyst, he worked with a growth-oriented equity investment management firm where he was a Research Analyst focusing on small and mid cap stocks.
	Peter A. Goetz, CFA	2005	Director and Portfolio Manager on the U.S. Large Cap Core Growth Equity Portfolio Management Team. Prior to joining RCM in 1999, he worked at Jurika & Voyles, as a Vice President and Portfolio Manager for three years. Previously, he worked as Vice President and Senior Portfolio Manager at Bank of America Private Asset Management.
RCM Mid-Cap Fund	Louise M. Laufersweiler, CFA (Lead)	2005	Director, Chief Investment Officer for Midcap, and Senior Portfolio Manager for both small and mid-cap strategies. She has senior portfolio management responsibilities for both mid cap and small cap equity strategies and is Deputy CIO for US Small Cap. She also worked for five years in the RCM research department as an associate in the financial services and cyclical sectors. Prior to joining RCM in 1982, Ms. Laufersweiler worked at Hambrecht and Quist in San Francisco.
	Steven Klopukh, CFA	2005	Vice President, Portfolio Manager for U.S. Mid Cap Equities He joined RCM in 2002 as an equity analyst and assistant portfolio manager on the Mid Cap equity team. Prior to joining RCM in 2002, Mr. Klopukh was a Vice President and fundamental equity analyst at CDC Investment Management Corp. and was involved in managing its quantitatively-enhanced, risk-targeted Large-Cap Core and Market-Neutral equity strategies from 1999 to 2001.
RCM Small-Cap Growth Fund	Thomas J. Ross (Lead)	2005 (inception)	See Above.
	Louise M. Laufersweiler, CFA	2005 (inception)	See Above.
RCM Strategic Growth Fund	Walter C. Price, Jr. CFA*	2006 (Inception)	Senior Portfolio Manager and Senior Analyst. He joined RCM in 1974 as a Senior Securities Analyst in technology.
	Huachen Chen, CFA*	2006 (Inception)	Senior Portfolio Manager. He joined RCM as an Analyst in 1984, and has provided analytical coverage of many sectors within technology, as well as the electrical equipment and multi-industry areas.
	Raphael L. Edelman*	2006 (Inception)	See Above.
RCM Targeted Core Growth Fund	M. Brad Branson, CFA (Lead)	1998 (Inception)	See Above.
	Joanne L. Howard, CFA	1998 (Inception)	See Above.
RCM Technology Fund	Walter C. Price, Jr. CFA**	1995 (Inception)	See Above.
	Huachen Chen, CFA**	1995 (Inception)	See Above.
*	Individuals share responsibility equally for the Fund.
**	Individuals have joint responsibility for the day-to-day management of the Fund.

30	Allianz Funds

Adviser/Sub-Adviser Relationship

Shareholders of each Fund have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by Allianz. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.

Distributor

The Trust’s Distributor is Allianz Global Investors Distributors LLC, an affiliate of the Adviser. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission.

Regulatory and Litigation Matters

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement (the “NJ Settlement”) relating to the same subject matter with the Attorney General of the State of New Jersey (“NJAG”) in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. Also in September 2004, AGIFM, PEA and AGID settled separate regulatory actions with the SEC and the Attorney General of the State of California related to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares, pursuant to which they paid a total of $20.6 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements.

Since February 2004, AGIFM, PEA, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding (the “Maryland MDL”) in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut (the “Connecticut Action”). The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”), against AGIFM, PEA and AGID based on the same circumstances as those cited in the 2004 settlements with the SEC and NJAG involving alleged market timing activities referenced above. This action, which seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees, has been transferred to and consolidated with the Maryland MDL.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against AGIFM, PEA, AGID and/or AGI, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the NJ Settlement under Section 9(a), AGIFM, PEA, AGID, AGI and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the NJ Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Complaint were to result in court injunction against AGIFM, PEA or AGID, then AGI, AGIFM and certain of their affiliates would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, though there is no assurance that such exemptive relief would be granted.

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In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM, PEA and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s, PEA’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated if those developments are likely to have a material adverse effect on the Funds or on the ability of AGIFM, AGID or the sub-advisers to perform their respective contracts with respect to the Funds.

32	Allianz Funds

Investment Options—

Institutional Class and Administrative Class Shares

The Trust offers investors Institutional Class and Administrative Class shares of each Fund in this Prospectus (except the RCM Financial Services, RCM Global Resources, RCM Global Small-Cap, RCM Small-Cap Growth and RCM Targeted Core Growth Funds which offer only Institutional Class shares).

The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class or Administrative Class shares, except that a Redemption Fee of 2.00% may apply to shares that are redeemed or exchanged within the applicable Holding Period. See “Purchases, Redemptions and Exchanges—Redemption Fees” below.

Administrative Class shares are generally subject to a higher level of operating expenses than Institutional Class shares due to the additional service and/or distribution fees paid by Administrative Class shares as described below. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Administrative Class shares.

•	Service and Distribution (12b-1) Fees—Administrative Class Shares. The Trust has adopted both an Administrative Services Plan and a Distribution Plan for the Administrative Class Shares of each Fund. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Each Plan allows the Funds to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Funds as their funding medium and for related expenses.

In combination, the Plans permit a Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Fund’s Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

•	Arrangements with Service Agents. Institutional Class and Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays service and/or distribution fees with respect to Administrative Class shares to such entities. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

•	Payments to Financial Firms. Some or all of the service and distribution fees imposed on Administrative Class shares described above are paid to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. Please see the Statement of Additional Information for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the

Prospectus	33

Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of Allianz Funds (the “Trust”), other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s expense. These payments may be made, at the discretion of the Distributor, to some of the top 50 financial firms that have sold the greatest amounts of shares of the Funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that are expected to terminate, although the actual termination date is not known. Currently, the payments described in this paragraph are generally not made with respect to Administrative or Institutional Class shares. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund, the Adviser and the Sub-Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares. Please see “Management of the Funds—Administrative Fees” above.

Purchases, Redemptions and Exchanges

Purchasing Shares

Investors may purchase Institutional Class and Administrative Class shares of the Funds at the relevant net asset value (“NAV”) of that class without a sales charge or other fee.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds.

34	Allianz Funds

Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

•	Investment Minimums. The minimum initial investment for shares of either class is $5 million, except that the minimum initial investment may be modified for certain financial intermediaries that aggregate trades on behalf of underlying investors. In addition, the minimum initial investment may be modified for certain employees of the Adviser and its affiliates.

The Trust and Distributor may waive the minimum initial investment for other categories of investors at their discretion. Adviser-sponsored funds of funds are exempt from the minimum investment requirement.

•	Timing of Purchase Orders and Share Price Calculations. A purchase order received by the Trust’s transfer agent, Boston Financial Data Services-Midwest (the “Transfer Agent”), prior to the time as of which Fund shares are valued, ordinarily the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s net asset value (“NAV”). An order received after that valuation time will be effected at the NAV determined on the next day the Trust is open for business. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the valuation time and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is “open for business” on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

•	Initial Investment. Investors may open an account by completing and signing a Client Registration Application and mailing it to Allianz Funds, BFDS Midwest, P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or Allianz Funds, BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64104 (express, certified or registered mail). A Client Registration Application may be obtained by calling 1-800-498-5413.

Except as described below, an investor may purchase Institutional Class and Administrative Class shares only by wiring federal funds to the Transfer Agent, Allianz Funds, BFDS Midwest, 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-498-5413 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, amount being wired, and wiring bank name.

An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with the Adviser or one of its affiliates, from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company LLC, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

•	Additional Investments. An investor may purchase additional Institutional Class and Administrative Class shares of the Funds at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

•	Other Purchase Information. Purchases of a Fund’s Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

An investor should invest in the Funds for long-term investment purposes only. The Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent

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purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Institutional Class and Administrative Class shares of the Trust may not be qualified or registered for sale in all states. Investors should inquire as to whether shares of a particular Fund are available for offer and sale in the investor’s state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if the Adviser or the Sub-Adviser intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

•	Retirement Plans. Shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

•	Redemption Fees. Investors in Institutional Class and Administrative Class shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within the “Holding Period,” including shares acquired through exchanges. The following shows the applicable Holding Period for each Fund:

Fund	7 days	30 days
RCM Large-Cap Growth, RCM Mid-Cap, RCM Small-Cap Growth, RCM Strategic Growth and RCM Targeted Core Growth Funds	•
RCM Financial Services, RCM Global Resources, RCM Global Small-Cap, RCM Technology and RCM International Growth Equity Funds		•

For example, for Funds that are subject to a 7-day Holding Period, beginning on the 8th day after their acquisition, Fund shares will no longer be subject to the Redemption Fee.

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new Holding Period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A, which is subject to the 7-day Holding Period, are exchanged for shares of Fund B, which is subject to the 30-day Holding Period, 5 days after the purchase of the Fund A shares, followed in 29 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the

36	Allianz Funds

Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices described below under “Abusive Trading Practices” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard. See, for example, “Limitations on the Assessment of Redemption Fees” below.

Limitations on the Assessment of Redemption Fees.  The Funds may not be able to impose and/or collect the Redemption Fee in certain circumstances. For example, the Funds will not be able to collect the Redemption Fee on redemptions and exchanges by shareholders who invest through retirement plans or financial intermediaries (for example, through certain broker-dealer omnibus accounts or recordkeeping organizations) that have not agreed to assess or collect the Redemption Fee from such shareholders or that have not agreed to provide the information necessary for the Funds to impose the Redemption Fee on such shareholders or do not currently have the capability to assess or collect the Redemption Fee. The Funds may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of individual investors from the Fund. This makes it more difficult to identify short-term transactions in the Funds, and makes assessment of the Redemption Fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due to these limitations on the assessment of the Redemption Fee, the Funds’ use of Redemption Fees may not successfully eliminate excessive short-term trading in shares of the Funds or fully insulate long-term shareholders from associated costs.

Waivers of Redemption Fees.  In the following situations, the Funds have elected not to impose the Redemption Fee: (i) redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions; (ii) certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans; (iii) redemptions or exchanges in discretionary asset allocation or wrap programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than quarterly; (iv) redemptions or exchanges in a wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan; (v) involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Funds, or to pay shareholder fees; (vi) redemptions and exchanges effected by other mutual funds that are sponsored by Pacific Investment Management Company or its affiliates; and (vii) otherwise as the Adviser or the Trust may determine in its sole discretion.

Applicability of Redemption Fees in Certain Defined Contribution Plans.  Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, hardship withdrawals, or Qualified Domestic Relations Orders; 4) redemptions made as part of a systematic withdrawal plan; 5) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan or 6) redemptions made in connection with a participant’s termination of employment. Redemption Fees generally will apply to other participant directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A that were purchased with new contributions, into Fund B, a redemption fee would not apply to that exchange. However, any subsequent participant directed exchange of those shares from Fund B into Fund A or another fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph (and other limitations on imposing redemption fees, as discussed above).

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the Funds, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

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Redeeming Shares

•	Redemptions by Mail. An investor may redeem (sell) Institutional Class and Administrative Class shares by submitting a written request to Allianz Funds, BFDS Midwest, P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or Allianz Funds, BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64104 (express, certified or registered mail). The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust’s account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

•	Redemptions by Telephone or Other Wire Communication. An investor that elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-498-5413, by sending a facsimile to 1-816-218-1594, by sending an e-mail to allianzfunds@bfdsmidwest.com or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes Allianz Global Fund Management and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Allianz Global Fund Management or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Allianz Global Fund Management or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

•	Other Redemption Information. Subject to any applicable Redemption Fees, redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information, such as account number, redemption amount (in dollars or shares) and the Fund name, and must be executed or initialed by the appropriate signatories. A redemption request received by the Trust or its designee prior to the time as of which Fund shares are valued, ordinarily the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day.

Unless eligible for a waiver, shareholders who redeem their shares within the applicable Holding Period will pay a Redemption Fee of 2.00% of the NAV of the shares redeemed. See “Redemption Fees” above.

Redemption proceeds will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or

38	Allianz Funds:

postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Exchange Privilege

Except as provided below or in the applicable Funds’ or series prospectus(es), an investor may exchange Institutional Class or Administrative Class shares of a Fund for shares of the same class of any other Fund or other series of the Trust that offers that class based on the respective NAVs (subject to any applicable redemption fees) of the shares involved. An exchange may be made by following the redemption procedure described above under “Redemptions by Mail” or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-498-5413. An investor may also exchange shares of a Fund for shares of the same class of a series of PIMCO Funds (formerly PIMCO Funds: Pacific Investment Management Series), an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management Company, subject to any restrictions on exchanges set forth in the applicable series’ prospectus(es). Shareholders interested in such an exchange may request a prospectus for these other series by contacting the Trust.

Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Funds within the applicable Holding Period will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” above.

An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. The Trust reserves the right to impose additional restrictions on exchanges at any time, although it will attempt to give shareholders 60 days prior notice whenever it is reasonably able to do so. Because the Funds will not always be

Prospectus	39

able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of each Fund’s underlying beneficial owners.

Abusive Trading Practices

The Trust generally encourages shareholders to invest in the Funds as part of a long-term investment strategy. The Trust discourages excessive, short-term trading and other abusive trading practices. Such activities, sometimes referred to as “market timing,” may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders. The Trust’s Board has adopted policies and procedures designed to discourage, and otherwise limit the negative effects of, abusive trading practices.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. See “Redemption Fees” above for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” below for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund because the broker, retirement plan administrator or fee-based program sponsor maintains the record of each Fund’s underlying beneficial owners. This makes it more difficult for the Fund to identify short-term transactions in the Funds.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

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After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-498-5413. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

How Fund Shares are Priced

The net asset value per share (“NAV”) of a Fund’s Institutional and Administrative Class shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Trust’s global and international Funds are currently utilizing modeling tools provided by third-party vendors to determine fair values of foreign securities, and other Funds may do the same depending upon the extent of foreign securities held in their portfolios. The Funds’ use of fair value pricing may help deter “stale price arbitrage,” as discussed below under “Abusive Trading Practices.”

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in

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the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the net asset value of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the RCM Financial Services, RCM Global Resources, RCM Global Small-Cap, RCM International Growth Equity and RCM Technology Funds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Fund shares the day after the Trust receives the shareholder’s purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Administrative Class shares are expected to be lower than dividends on Institutional Class shares as a result of the service and/or distribution fees applicable to Administrative Class shares.

Each Fund intends to declare and distribute income dividends to shareholders of record at least annually. In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

A Fund’s dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions.

Shareholders do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of Fund distributions.

For further information on distribution options, please contact the Trust at 1-800-498-5413.

Tax Consequences

•	Taxes on Fund Distributions. A shareholder subject to U.S. federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund dividends consisting of distributions of investment income are taxable to shareholders as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long the shareholder owned the shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to shareholders as long-term capital gains. Long-term capital gains rates applicable to individuals have been temporarily reduced—in general to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable at ordinary income rates. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Funds as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

•	Taxes on Redemptions or Exchanges of Shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When a shareholder exchanges shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

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•	A Note on the RCM Targeted Core Growth Fund. The RCM Targeted Core Growth Fund utilizes a number of tax-efficient management techniques designed to minimize taxable distributions. For instance, the Fund generally seeks to minimize realized gains and, when realizing gains, attempts to realize gains that will be taxed as capital gains (i.e., at rates applicable to investments owned for more than 12 months) when distributed to shareholders. Although the Fund attempts to minimize taxable distributions, it may be expected to earn and distribute taxable income and realize and distribute capital gains from time to time.

•	A Note on Foreign Investments. A Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. Shareholders of the RCM Financial Services, RCM Global Resources, RCM Global Small-Cap, RCM International Growth Equity and RCM Technology Funds may be entitled to claim a credit or deduction with respect to foreign taxes.

•	Backup Withholding. The Funds are required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Funds with a correct taxpayer identification number. The backup withholding rate will be 28% for amounts paid through 2010 and 31% for amounts paid thereafter. Please see the Statement of Additional Information for further details about the new backup withholding tax rates.

This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds identified under “Summary Information” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investments or strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio management teams and the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Adviser, the Sub-Adviser and the portfolio management teams and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Industry Concentration

Market conditions, interest rates, and economic, regulatory or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

Financial Services Companies.  The RCM Financial Services Fund concentrates its investments in companies in the financial services industries. Events may occur which significantly affect the financial services industries as a whole or a particular segment of the industries (such as banking, insurance or consumer financial services) in which that Fund invests. Factors affecting financial services companies include high sensitivity to interest rate fluctuations, inflation, the availability and cost of capital and other conditions that affect the capital markets and the economy in general. Due to these sensitivities, the values of securities issued by financial services companies may decline more in response to deteriorating economic conditions than the securities of other companies. The performance and profitability of financial services companies are also affected by extensive governmental regulation of the financial industry and intense competition in the relevant marketplace. Accordingly, the RCM Financial Services Fund’s shares may rise and fall in value more rapidly and to a greater extent than shares of a fund that does not concentrate in a particular industry or economic sector.

Natural Resources.  The RCM Global Resources Fund concentrates its investments in companies in the natural resources industries—including, but not limited to, the industry sub-sectors involving cyclical commodities, energy, paper and forest products, precious metals and utilities. The natural resources industries

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can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations.

The cyclical industries can be significantly affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls and worldwide competition. For example, commodity price declines and unit volume reductions resulting from an over-supply of materials used in cyclical industries can adversely affect those industries. Furthermore, a company in the cyclical industries can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

The energy industry can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other government regulations.

The paper and forest products industry can be significantly affected by the health of the economy, worldwide production capacity, and interest rates, which can affect product pricing, costs, and operating margins. These variables can also affect the level of industry and consumer capital spending for paper and forest products.

The utilities industry can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel, and natural resource conservation.

The precious metals industry can be significantly affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. These factors may cause substantial price fluctuations for precious metals over short periods of time. The prices of precious metals, however, are less subject to local and company-specific factors than securities of individual companies. As a result, precious metals may be more or less volatile in price than securities of companies engaged in precious-metals related businesses.

Technology Industry.  Because the RCM Technology Fund concentrates its investments in the technology industry, it is subject to risks particular to that industry such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories. Other Funds may also be subject to these risks to the extent they invest a significant portion of their assets in technology or technology-related companies.

Fixed Income Securities and Defensive Strategies

Each of the Funds may invest up to 20% of its assets in fixed income securities, including for cash management purposes. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include corporate and government bonds, notes, certificates of deposit, commercial paper, convertible securities and mortgage-backed and other asset-backed securities. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (defined below) tend to be more sensitive to interest rate movements than those with shorter durations. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

Each of the Funds may make temporary investments of all or a substantial portion of its assets in high-quality fixed income securities, cash and cash equivalents in response to unfavorable market and other conditions.

Companies With Smaller Market Capitalizations

Each of the Funds may invest in securities of companies with market capitalizations that are small compared to other publicly traded companies. The RCM Global Small-Cap and Small-Cap Growth Funds, in particular, generally invest primarily in smaller companies and are especially sensitive to the risks described below. In addition, the RCM International Growth Equity, RCM Strategic Growth, RCM Targeted Core Growth and RCM Technology Funds generally have substantial exposure to these risks. The RCM Mid-Cap Fund also has significant exposure to these risks because it invests primarily in companies with medium-sized market capitalizations, which are smaller and generally less well-known or seasoned than larger companies.

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Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial Public Offerings

The Funds, particularly the RCM Technology Fund, may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Foreign (non-U.S.) Securities

Each of the Funds may invest in foreign (non-U.S.) securities. The Funds invest in the following types of foreign equity and equity-linked securities (together, for these purposes, “foreign securities”): securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; and securities of other investment companies investing primarily in such equity and equity-related foreign securities. The Sub-Adviser expects that the Funds’ foreign investments will primarily be traded on recognized foreign securities exchanges. However, each Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in foreign markets, when the Sub-Adviser believes that such securities meet a Fund’s investment criteria. The Funds also may invest in securities that are not publicly traded either in the U.S. or in foreign markets.

All of the Funds may invest in American Depository Receipts (ADRs), European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization,

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expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Emerging Market Securities

Each of the Funds that may invest in foreign securities may invest in securities of issuers based in or that trade principally in countries with developing (or “emerging market”) economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Special Risks of Investing in Russian and Other Eastern European Securities.  Each of the Funds that may invest in emerging market securities may invest a significant portion of its assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a “share extract,” but that extract is not legally determinative of ownership. The official record of ownership of a company’s shares is maintained by the company’s share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign Currencies

A Fund that invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk. The RCM Financial Services, RCM Global Resources, RCM Global Small-Cap, RCM International Growth Equity and RCM Technology Funds are particularly sensitive to this risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

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Foreign Currency Transactions.  The Funds may enter into forward foreign currency exchange contracts for a variety of purposes, including for risk management, for leverage and to increase exposure to a foreign currency or shift exposure from one foreign currency to another. In addition, the Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to a foreign currency or to shift exposure of foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

To the extent that it does so, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio management team or portfolio manager. The Funds may use one currency (or basket of currencies) to hedge against adverse changes in the value of another currency (or basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with the procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Common Stocks

Common stock represents an ownership interest in a company. Common stocks may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio management team believes are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If a Fund’s portfolio management team’s assessment of the prospects for a company’s earnings growth is wrong, or if their judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the Fund’s portfolio management team has placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies that a Fund’s portfolio management team believes are undergoing positive change and whose stock the portfolio management team believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a Fund’s portfolio management team’s assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the portfolio management team has placed on it.

Equity Securities

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants. Depending on how a company is organized, “common stock” may include shares in a corporation, partnership interests, interests in a limited liability company or trust, or other types of

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ownership interests. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to different degrees.

Corporate Debt Securities

Each Fund may invest in corporate debt securities. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

Convertible Securities

Each Fund may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Derivatives

Each Fund may, but is not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management for leverage and to indirectly participate in other types of investments. The RCM Strategic Growth Fund will ordinarily utilize derivative instruments as a principal strategy. A Fund may also use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager or portfolio management team may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Funds may buy, sell or otherwise utilize include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. The Funds may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of these Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

48	Allianz Funds

Leveraging Risk  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments. Leveraging risk may be especially applicable to Funds that may write uncovered or “naked” options.

Lack of Availability  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio management team or portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use each derivative instrument involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

Option Strategy Employed by RCM Strategic Growth Fund

The RCM Strategic Growth Fund expects, from time to time, to (i) purchase call options on securities whose prices the portfolio managers believe will increase, (ii) purchase and write (sell) put and call options (including “naked” options, as discussed below), including combinations at put and call options, (iii) enter into futures contracts, (iv) enter into swap agreements and (v) engage in short sales, each in an attempt to take advantage of perceived market inefficiencies or expected stock price movements. For example, the Fund may, in addition to other options strategies, purchase an out-of-the-money call option on a security with an expiration date more than six months in the future (such as “Long-Term Equity Appreciation Securities” or “LEAPs”) while writing a call option on the same security at the same exercise price but with a nearer-term expiration date. There is no assurance that these strategies will achieve their objectives and they may result in losses to the Fund. The derivative instruments to be employed by the Fund are generally described under “Investment Objectives and Policies—Derivative Instruments” in the Statement of Additional Information.

Equity-Linked Securities

The Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See “Foreign (non-U.S.) Securities” above. In addition, an investing Fund bears the risk that the issuer of an equity-linked security

Prospectus	49

may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid and thus subject to the Funds’ restrictions on investments in illiquid securities.

Credit Ratings and Unrated Securities

The Funds may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Adviser do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield securities” or “junk bonds.” The Funds may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities typically may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan, which may be an affiliate of the Fund.

Short Sales

Each Fund may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a particular security and be obligated to repay the lender of the security any dividend or interest that accrue on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. The RCM Strategic Growth Fund may engage in short sales where the Fund does not own or have the immediate right to acquire the security sold short at no additional cost (sometimes referred to as a “naked short”), which involve heightened risks. The other Funds may not engage in naked shorts. For these purposes, a short sale will not be considered to be “naked” if the Fund holds or has the right to acquire securities which, without the payment of further consideration, are convertible or exchangeable for the securities sold short. A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the

50	Allianz Funds

party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

Each Fund may enter into reverse repurchase agreements, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund. In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Borrowings and Other Forms of Leverage Utilized by the RCM Strategic Growth Fund

Although it has no current intention to do so, the RCM Strategic Growth Fund may employ leverage by borrowing money (to the maximum extent permitted under the Investment Company Act) to purchase or carry securities during periods in which the portfolio managers believe that the opportunities for gain are potentially greater than the risk of loss. The Fund will only borrow from banks, and only if the value of the Fund’s assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing. If at any time the Fund should fail to meet this 300% coverage requirement, the Fund, within three business days, will seek to reduce its borrowings so that it meets the requirement. To do so, or to meet maturing bank loans, the Fund might on occasion be required to dispose of portfolio securities when such disposition might not otherwise be desirable. Interest on money borrowed is an expense of the Fund which may not be recovered by any appreciation of the securities purchased or could exceed the Fund’s investment income. In addition, even if the Fund does not have any borrowings outstanding it may incur commitment fees and other costs relating to the Fund’s credit facility.

In addition, the Fund may also employ leverage by engaging in certain derivative transactions that give rise to forms of leverage. See “Derivatives” above.

Illiquid Securities

Each Fund may invest in illiquid securities so long as not more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Other Investment Companies

The Funds may invest in securities of other investment companies. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The RCM Technology Fund is expected to have a portfolio turnover rate greater than 300%. The RCM Strategic Growth Fund is expected to have a portfolio turnover rate of 200% or more. High portfolio turnover (i.e., in excess of 100%) involves correspondingly greater expenses to

Prospectus	51

a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. During the most recently completed fiscal year, each of the RCM Global Resources, RCM International Growth Equity, RCM Large-Cap Growth, RCM Mid-Cap and RCM Technology Funds had a portfolio turnover rate in excess of 100%.

Changes in Investment Objectives and Policies

The investment objective of the RCM Small-Cap Growth and RCM Strategic Growth Funds is not fundamental and may be changed by the Board of Trustees without shareholder approval. Each of the other Fund’s investment objective is a fundamental policy that may not be changed without shareholder approval. In addition, it is a fundamental policy that may not be changed without shareholder approval that the RCM Global Small-Cap and RCM Technology Funds must each invest in companies located in at least three different countries. However, unless otherwise stated in the Statement of Additional Information, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. In addition, each Fund may be subject to restrictions on their ability to utilize certain investments or investment techniques. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. Each of the Funds (except the RCM Strategic Growth and RCM Targeted Core Growth Funds) have adopted 80% investment policies under Rule 35d-1 under the Investment Company Act of 1940 and will not change such policy as it is stated in the first paragraph of each Fund’s respective Fund Summary unless such Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the Securities and Exchange Commission from time to time. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller-Sized Funds

In addition to the risks described under “Summary of Principal Risks” above and in this section, several of the Funds are newly formed and therefore have limited performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, may have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. In addition, the Funds may use Grassroots(SM) Research in addition to their traditional research activities. Grassroots(SM) Research is a division of RCM Capital Management LLC. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to RCM Capital Management LLC and certain of its affiliates that is paid for by commissions generated by orders executed on behalf of RCM Capital Management LLC’s clients, including the Funds. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities are available in the Trust’s Statement of Additional Information. In addition, the Adviser will post each Fund’s portfolio holdings information on its website at www.allianzinvestors.com. The Adviser’s website will contain each Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately thirty (30) days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the Commission for the period that includes the date as of which the website information is current. For each portfolio security (not including cash positions), the posted information will include: (i) the name of the issuer, (ii) CUSIP numbers, (iii) number of shares or aggregate par value held, (iv) market price (per security and in the aggregate) and (v) percentage of the Fund’s base market value represented by the security. The posted schedule will also provide each Fund’s total net assets. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

52	Allianz Funds

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Prospectus	53

Financial Highlights

The financial highlights table is intended to help a shareholder understand the financial performance of Institutional Class and Administrative Class shares of each Fund for the past 5 years or, if the class is less than 5 years old, since the class of shares was first offered. The financial information shown below for periods prior to February 2, 2002 is that of the corresponding series of Dresdner RCM Global Funds, Inc. which were reorganized into the Fund on February 1, 2002. Except as provided in the next sentence, this information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the Trust’s annual reports to Shareholders. The information for the period ended December 31, 2005 is included in the Trust’s semi-annual reports to shareholders, and is unaudited. The annual reports and semi-annual reports are incorporated by reference in the Statement of Additional Information and are available without charge upon request from the Distributor. The RCM Strategic Growth and RCM Small-Cap Growth Funds recently commenced operations, and financial statements for those funds are not included in the Trust’s annual and semi-annual reports for the periods shown.

Fiscal Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income (Loss)	Distributions from Net Realized Gain on Investments
RCM Financial Services Fund
Institutional Class
12/31/05†	$10.73	$0.06	(a)	$1.29	(a)	$1.35	$(0.11)	$(0.09)
06/30/05	10.00	0.11	(a)	0.62	(a)	0.73	0.00	0.00
RCM Global Resources Fund
Institutional Class
12/31/05†	$13.45	$(0.03	)(a)	$3.53	(a)	$3.50	$0.00	$(2.46)
06/30/05	10.00	0.05	(a)	3.40	(a)	3.45	0.00	0.00
RCM Global Small-Cap Fund
Institutional Class
12/31/05†	$22.84	$(0.08	)(a)	$3.80	(a)	$3.72	$0.00	$0.00
06/30/05	19.86	(0.01	)(a)	2.98	(a)	2.97	0.00	0.00
06/30/04	13.66	(0.05	)(a)	6.24	(a)	6.19	0.00	0.00
06/30/03	13.27	(0.06	)(a)	0.41	(a)	0.35	0.00	0.00
06/30/02	16.21	(0.13	)(a)	(2.81	)(a)	(2.94)	0.00	0.00
1/1/01 – 6/30/01	18.63	(0.09	)(a)	(2.33	)(a)	(2.42)	0.00	0.00
RCM International Growth Equity Fund
Institutional Class
12/31/05†	$10.14	$(0.01	)(a)	$1.84	(a)	$1.85	$(0.23)	$0.00
06/30/05	9.45	0.10	(a)	0.70	(a)	0.80	(0.11)	0.00
06/30/04	7.52	0.09	(a)	1.95	(a)	2.04	(0.12)	0.00
06/30/03	8.34	0.06	(a)	(0.88	)(a)	(0.82)	(0.06)	0.00
06/30/02	11.07	0.02	(a)	(2.50	)(a)	(2.48)	(0.25)	0.00
1/1/01 – 6/30/01	13.84	0.04	(a)	(2.81	)(a)	(2.77)	0.00	0.00
Administrative Class
12/31/05†	10.04	0.00	(a)(4)	1.82	(a)	1.82	0.00	0.00
06/30/05	9.36	0.11	(a)	0.67	(a)	0.78	(0.10)	0.00
06/30/04	7.46	0.05	(a)	1.95	(a)	2.00	(0.10)	0.00
06/30/03	8.33	0.02	(a)	(0.86	)(a)	(0.84)	(0.03)	0.00
02/05/2002 – 06/30/2002	8.32	0.04	(a)	(0.03	)(a)	0.01	0.00	0.00
RCM Large-Cap Growth Fund
Institutional Class
12/31/05†	$12.82	$0.02	(a)	$1.25	(a)	$1.27	$(0.04)	$0.00
06/30/05	12.24	0.07	(a)	0.55	(a)	0.62	(0.04)	0.00
06/30/04	10.95	0.04	(a)	1.30	(a)	1.34	(0.05)	0.00
06/30/03	10.95	0.06	(a)	(0.02	)(a)	0.04	(0.03)	0.00
06/30/02	14.18	0.04	(a)	(3.25	)(a)	(3.21)	(0.02)	0.00
1/1/01 – 6/30/01	16.89	0.01	(a)	(2.72	)(a)	(2.71)	0.00	0.00
12/31/00	19.07	(0.02	)(a)	(1.55	)(a)	(1.57)	0.00	(0.61)
Administrative Class
12/31/05†	12.77	0.00	(a)(4)	1.25	(a)	1.25	(0.01)	0.00
06/30/05	12.21	0.04	(a)	0.54	(a)	0.58	(0.02)	0.00
06/30/04	10.94	0.01	(a)	1.30	(a)	1.31	(0.04)	0.00
06/30/03	10.94	0.04	(a)	(0.01	)(a)	0.03	(0.03)	0.00
02/05/2002 – 06/30/2002	12.30	0.00	(a)(4)	(1.36	)(a)	(1.36)	0.00	0.00

†	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 0.75%.
(d)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.25%.
(e)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.00%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.40%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.00%.
(h)	Ratio of expenses to average net assets excluding trustees’ and organizational expense is 1.06%.
(i)	Ratio of expenses to average net assets excluding trustees’, interest and tax expense is 1.00%.
(j)	Ratio of expenses to average net assets excluding trustees’ expense is 0.74%.
(k)	Effective April 1, 2005, the administrative expense was reduced by 0.15%.
(l)	Ratio of expenses to average net assets excluding trustees’ expense is 0.99%.
(m)	Effective April 1, 2005, the administrative expense was reduced by 0.05%.
(n)	Ratio of expenses to average net assets excluding trustees’, interest and tax expense is 1.24%.
(o)	Ratio of expenses to average net assets excluding trustees’ and organizational expense is 1.09%.
(p)	Ratio of expenses to average net assets excluding trustees’ and tax expense is 1.39%.
(q)	Ratio of expenses to average net assets excluding trustees’ expense is 1.31%.
(r)	Effective April 1, 2005, the administrative expense was reduced by 0.10%.

54	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.20)	$0.00	(a)	$11.88	12.53%	$3,623	0.98	%*(1)	0.98	%*(1)	0.97	%*	35%
0.00	0.00	0.00	(a)	10.73	7.30	3,219	1.07	(h)(k)	1.61	(h)(k)	1.04		86

$0.00	$(2.46)	$0.00	(a)	$14.49	25.40%	$5,060	1.07	%*(2)	1.07	%*(2)	(0.35	)%*	64%
0.00	0.00	0.00	(a)	13.45	34.50	4,036	1.10	(m)(o)	1.58	(m)(o)	0.41		128

$0.00	$0.00	$0.01	(a)	$26.57	16.33%	$20,410	1.36	%*(3)	1.36	%*(3)	(0.62	)%*	41%
0.00	0.00	0.01	(a)	22.84	15.00	16,392	1.42	(m)(p)	1.42	(m)(p)	(0.05)		96
0.00	0.00	0.01	(a)	19.86	45.39	12,749	1.40		1.40		(0.25)		111
0.00	0.00	0.04	(a)	13.66	2.94	3,964	1.41	(f)	1.41	(f)	(0.47)		183
0.00	0.00	0.00	(a)	13.27	(18.09)	5,354	1.61		2.46		(1.04)		326
0.00	0.00	0.00	(a)	16.21	(13.09)	10,618	1.50	*	2.26	*	(1.06	) *	134

$0.00	$(0.23)	$0.00	(a)(4)	$11.76	18.25%	$6,181	1.02	%*(9)	0.97	%*(9)	(0.17	)%*	49%
0.00	(0.11)	0.00	(a)	10.14	8.47	4,928	1.07	(i)(m)	1.07	(i)(m)	1.01		138
0.00	(0.12)	0.01	(a)	9.45	27.31	40,343	1.04	(e)	1.04	(e)	1.05		90
0.00	(0.06)	0.06	(a)	7.52	(9.02)	20,803	1.09	(g)	1.09	(g)	0.83		86
0.00	(0.25)	0.00	(a)	8.34	(22.56)	72,858	1.08		1.17		0.17		261
0.00	0.00	0.00	(a)	11.07	(20.09)	182,271	1.00	*	1.04	*	0.62	*	84

0.00	0.00	0.00	(a)(4)	11.86	18.13	354	1.36	*(10)	1.22	*(10)	(0.08	) *	49
0.00	(0.10)	0.00	(a)	10.04	8.32	308	1.35	(m)(n)	1.35	(m)(n)	1.15		138
0.00	(0.10)	0.00	(a)	9.36	26.93	335	1.29	(d)	1.29	(d)	0.56		90
0.00	(0.03)	0.00	(a)	7.46	(10.01)	482	1.36	(d)	1.36	(d)	0.24		86
0.00	0.00	0.00	(a)	8.33	0.12	12,166	1.42	*	1.42	*	1.19	*	261

$0.00	$0.00	$0.00	(a)(4)	$14.05	9.87%	$352,439	0.71	%*(11)	0.71	%*(11)	0.30	%*	37%
0.00	(0.04)	0.00	(a)	12.82	5.05	326,773	0.75	(j)(m)	0.75	(j)(m)	0.60		118
0.00	(0.05)	0.00	(a)	12.24	12.25	350,355	0.76	(c)	0.76	(c)	0.33		82
(0.01)	(0.04)	0.00	(a)	10.95	0.41	276,210	0.75		0.75		0.58		25
0.00	(0.02)	0.00	(a)	10.95	(22.68)	173,021	0.75		0.83		0.33		36
0.00	0.00	0.00	(a)	14.18	(16.05)	56,196	0.75	*	1.05	*	0.16	*	19
0.00	(0.61)	0.00	(a)	16.89	(8.37)	41,741	0.88		1.37		(0.13)		42

0.00	(0.01)	0.00	(a)(4)	14.01	9.78	73,573	0.96	*(12)	0.96	*(12)	0.05	*	37
0.00	(0.02)	0.00	(a)	12.77	4.79	64,592	1.00	(l)(m)	1.00	(l)(m)	0.36		118
0.00	(0.04)	0.00	(a)	12.21	11.95	84,940	1.01	(g)	1.01	(g)	0.09		82
0.00	(0.03)	0.00	(a)	10.94	0.30	77,886	1.00		1.00		0.36		25
0.00	(0.00)	0.00	(a)	10.94	(11.06)	18,216	1.00	*	1.00	*	(0.05	) *	36

(s)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 0.76%.
(t)	Ratio of expenses to average net assets excluding trustees’ expense is 0.77%.
(u)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.01%.
(v)	Ratio of expenses to average net assets excluding trustees’ expense is 1.02%.
(w)	Ratio of expenses to average net assets excluding trustees’ expense is 0.89%.
(z)	Ratio of expenses to average net assets excluding trustees’ expense is 0.90%.
(1)	Ratio of expenses to average net assets excluding trustees’ expense is 0.97%.
(2)	Ratio of expenses to average net assets excluding trustees’ expense is 1.06%.
(3)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.
(4)	Amount is less that $0.01.
(5)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.22%.
(6)	Ratio of expenses to average net assets excluding dividends on securities sold short is 1.21%.
(7)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.47%.
(8)	Ratio of expenses to average net assets excluding dividends on securities sold short is 1.46%.
(9)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 0.96%.
(10)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.21%.
(11)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 0.70%.
(12)	Ratio of expenses to average net assets excluding trustees’ expense is 0.95%.
(13)	Ratio of expenses to average net assets excluding trustees’ expense is 0.72%.
(14)	Ratio of expenses to average net assets excluding trustees’ expense is 0.85%.

Prospectus	55

Financial Highlights (continued)

Fiscal Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income (Loss)	Distributions from Net Realized Gain on Investments
RCM Mid-Cap Fund
Institutional Class
12/31/05†	$2.67	$0.00	(a)(4)	$0.33	(a)	$0.33	$0.00	$0.00
06/30/05	2.55	0.00	(a)(4)	0.12	(a)	0.12	0.00	0.00
06/30/04	2.09	(0.01	)(a)	0.47	(a)	0.46	0.00	0.00
06/30/03	2.01	(0.01	)(a)	0.09	(a)	0.08	0.00	0.00
06/30/02	2.78	(0.01	)(a)	(0.76	)(a)	(0.77)	0.00	0.00
1/1/01 – 6/30/01	3.33	0.00	(a)(4)	(0.55	)(a)	(0.55)	0.00	0.00
12/31/00	8.02	(0.04	)(a)	0.20	(a)	0.16	0.00	(4.85)
Administrative Class
12/31/05†	2.64	(0.01	)(a)	0.33	(a)	0.32	0.00	0.00
06/30/05	2.53	(0.01	)(a)	0.12	(a)	0.11	0.00	0.00
06/30/04	2.07	(0.01	)(a)	0.47	(a)	0.46	0.00	0.00
06/30/03	2.00	(0.01	)(a)	0.08	(a)	0.07	0.00	0.00
02/05/2002 – 06/30/2002	2.28	(0.01	)(a)	(0.27	)(a)	(0.28)	0.00	0.00
RCM Targeted Core Growth Fund
Institutional Class
12/31/05†	$10.92	$0.01	(a)	$1.29	(a)	$1.30	$0.00	$0.00
06/30/05	10.89	0.05	(a)	(0.02	)(a)	0.03	0.00	0.00
06/30/04	9.50	0.02	(a)	1.37	(a)	1.39	0.00	0.00
06/30/03	9.45	0.03	(a)	0.02	(a)	0.05	0.00	0.00
06/30/02	11.81	(0.01	)(a)	(2.35	)(a)	(2.36)	0.00	0.00
1/1/01 – 6/30/01	13.78	(0.02	)(a)	(2.13	)(a)	(2.15)	0.00	0.00
RCM Technology Fund
Institutional Class
12/31/05†	$34.03	$(0.15	)(a)	$5.66	(a)	$5.51	$0.00	$0.00
06/30/05	32.81	(0.28	)(a)	1.50	(a)	1.22	0.00	0.00
06/30/04	24.60	(0.35	)(a)	8.56	(a)	8.21	0.00	0.00
06/30/03	20.68	(0.18	)(a)	4.10	(a)	3.92	0.00	0.00
06/30/02	32.64	(0.23	)(a)	(11.73	)(a)	(11.96)	0.00	0.00
1/1/01 – 6/30/01	50.33	(0.01	)(a)	(17.68	)(a)	(17.69)	0.00	0.00
Administrative Class
12/31/05†	34.01	(0.20	)(a)	5.66	(a)	5.46	0.00	0.00
03/31/05 – 06/30/05	32.82	(0.05	)(a)	1.24	(a)	1.19	0.00	0.00

†	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 0.75%.
(d)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.25%.
(e)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.00%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.40%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.00%.
(h)	Ratio of expenses to average net assets excluding trustees’ and organizational expense is 1.06%.
(i)	Ratio of expenses to average net assets excluding trustees’, interest and tax expense is 1.00%.
(j)	Ratio of expenses to average net assets excluding trustees’ expense is 0.74%.
(k)	Effective April 1, 2005, the administrative expense was reduced by 0.15%.
(l)	Ratio of expenses to average net assets excluding trustees’ expense is 0.99%.

56	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$0.00	$0.00	$0.00	(a)	$3.00	12.36%	$125,501	0.74	%*(13)	0.74	%*(13)	(0.21	)%*	81%
0.00	0.00	0.00	(a)	2.67	4.71	114,914	0.79	(m)(s)	0.79	(m)(s)	(0.17)		147
0.00	0.00	0.00	(a)	2.55	22.01	224,577	0.78	(t)	0.78	(t)	(0.36)		145
0.00	0.00	0.00	(a)	2.09	3.98	224,615	0.78	(t)	0.78	(t)	(0.46)		132
0.00	0.00	0.00	(a)	2.01	(27.70)	350,827	0.77		0.81		(0.47)		142
0.00	0.00	0.00	(a)	2.78	(16.52)	773,592	0.77	*	0.79	*	(0.27	) *	76
0.00	(4.85)	0.00	(a)	3.33	1.25	890,883	0.00		0.76		(0.41)		193

0.00	0.00	0.00	(a)	2.96	12.12	13	0.98	*(1)	0.98	*(1)	(0.46	) *	81
0.00	0.00	0.00	(a)	2.64	4.35	12	1.04	(m)(u)	1.04	(m)(u)	(0.41)		147
0.00	0.00	0.00	(a)	2.53	22.22	11	1.03	(v)	1.03	(v)	(0.60)		145
0.00	0.00	0.00	(a)	2.07	3.50	9	1.04	(v)	1.04	(v)	(0.69)		132
0.00	0.00	0.00	(a)	2.00	(12.28)	9	1.02	*	1.02	*	(0.86	) *	142

$0.00	$0.00	$0.00	(a)	$12.22	11.90%	$5,307	0.88	%*(14)	0.88	%*(14)	0.09	%*	30%
0.00	0.00	0.00	(a)	10.92	0.28	4,348	0.90	(m)(w)	0.90	(m)(w)	0.49		56
0.00	0.00	0.00	(a)	10.89	14.63	4,083	0.91	(z)	0.91	(z)	0.17		92
0.00	0.00	0.00	(a)	9.50	0.53	3,041	0.91	(z)	0.91	(z)	0.28		74
0.00	0.00	0.00	(a)	9.45	(19.98)	2,825	1.14		2.47		(0.10)		68
0.00	0.00	0.18	(a)	11.81	(14.30)	4,298	1.25	*	2.06	*	(0.31	) *	40

$0.00	$0.00	$0.00	(a)(4)	$39.54	16.19%	$337,021	1.23	%*(5)(6)	1.23	%*(5)(6)	(0.79	)%*	144%
0.00	0.00	0.00	(a)	34.03	3.72	261,860	1.32	(q)(r)	1.32	(q)(r)	(0.87)		238
0.00	0.00	0.00	(a)	32.81	33.37	207,205	1.36	(b)	1.36	(b)	(1.16)		206
0.00	0.00	0.00	(a)	24.60	18.96	105,151	1.36	(b)	1.36	(b)	(0.92)		237
0.00	0.00	0.00	(a)	20.68	(36.68)	116,387	1.29		1.29		(0.85)		343
0.00	0.00	0.00	(a)	32.64	(35.10)	204,755	1.15	*	1.15	*	(0.04	) *	386

0.00	0.00	0.00	(a)(4)	39.47	16.05	19,411	1.48	*(7)(8)	1.48	*(7)(8)	(1.04	) *	144
0.00	0.00	0.00	(a)	34.01	3.63	1,360	1.50	*	1.50	*	(0.61)		238

(m)	Effective April 1, 2005, the administrative expense was reduced by 0.05%.
(n)	Ratio of expenses to average net assets excluding trustees’, interest and tax expense is 1.24%.
(o)	Ratio of expenses to average net assets excluding trustees’ and organizational expense is 1.09%.
(p)	Ratio of expenses to average net assets excluding trustees’ and tax expense is 1.39%.
(q)	Ratio of expenses to average net assets excluding trustees’ expense is 1.31%.
(r)	Effective April 1, 2005, the administrative expense was reduced by 0.10%.
(s)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 0.76%.
(t)	Ratio of expenses to average net assets excluding trustees’ expense is 0.77%.
(u)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.01%.
(v)	Ratio of expenses to average net assets excluding trustees’ expense is 1.02%.
(w)	Ratio of expenses to average net assets excluding trustees’ expense is 0.89%.
(z)	Ratio of expenses to average net assets excluding trustees’ expense is 0.90%.
(1)	Ratio of expenses to average net assets excluding trustees’ expense is 0.97%.
(2)	Ratio of expenses to average net assets excluding trustees’ expense is 1.06%.
(3)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.
(4)	Amount is less that $0.01.
(5)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.22%.
(6)	Ratio of expenses to average net assets excluding dividends on securities sold short is 1.21%.
(7)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.47%.
(8)	Ratio of expenses to average net assets excluding dividends on securities sold short is 1.46%.
(9)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 0.96%.
(10)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.21%.
(11)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 0.70%.
(12)	Ratio of expenses to average net assets excluding trustees’ expense is 0.95%.
(13)	Ratio of expenses to average net assets excluding trustees’ expense is 0.72%.
(14)	Ratio of expenses to average net assets excluding trustees’ expense is 0.85%.

Prospectus	57

Allianz Funds

INVESTMENT ADVISER AND ADMINISTRATOR

Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

SUB-ADVISER

RCM Capital Management LLC, 4 Embarcadero Center, San Francisco, CA 94111

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services–Midwest, 330 W. 9th Street, 5th Floor, Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, MA 02110

Not part of the Prospectus

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling the Trust at 1-800-498-5413 or PIMCO & Allianz Funds Infolink Audio Response Network at 1-800-987-4626, or by writing to:

Allianz Funds:

2187 Atlantic Street

Stamford, CT 06902

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mailing your request to publicinfo@sec.gov

Reference the Trust’s Investment Company Act file number in your correspondence.

The Trust makes available is SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds.

Investment Company Act File No. 811-6161

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, CT 06902

Filed pursuant to Rule 497(e).

File Nos. 33-36528 and 811-6161.

Allianz Funds Prospectus

APRIL 1, 2006

International/Sector Stock Funds

Share Classes

A B C

GLOBAL STOCK FUNDS

NACM Global Fund

RCM Global Small-Cap Fund

INTERNATIONAL STOCK FUNDS

NFJ International Value Fund

NACM International Fund

RCM International Growth Equity Fund

REGIONAL STOCK FUND

NACM Pacific Rim Fund

SECTOR-RELATED STOCK FUNDS

RCM Healthcare Fund

RCM Biotechnology Fund

RCM Technology Fund

RCM Global Resources Fund

Allianz Funds Prospectus

International/Sector Stock Funds

This Prospectus describes 10 mutual funds offered by Allianz Funds. The Funds provide access to the professional investment advisory services offered by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) and its investment management affiliates. As of December 31, 2005, Allianz Global Fund Management and its investment management affiliates managed approximately $642.9 billion.

The Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The table below lists the investment objectives and compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 4.

	Allianz Fund	Investment Objective	Main Investments	Approximate Number of Holdings	Approximate Capitalization Range
Global Stock Funds	NACM Global	Maximum long-term capital appreciation	Equity securities of companies located in at least three different countries	75–125	All capitalizations
	RCM Global Small-Cap	Long-term capital appreciation	Equity securities of issuers located in at least three different countries	75–150	Same as the MSCI World Small-Cap Index
International Stock Funds	NACM International	Maximum long-term capital appreciation	Companies located in the developed countries represented in the MSCI EAFE Index	100–150	All capitalizations
	NACM Pacific Rim	Long-term growth of capital	Equity securities of Pacific Rim companies	80–110	All capitalizations
	NFJ International Value	Long-term growth of capital and income	Common stocks of non-U.S. companies with market capitalizations of more than $1 billion that are undervalued relative to the market and their industry groups	40–50	Greater than $1 billion
	RCM International Growth Equity	Long-term capital appreciation	Equity securities of issuers located in at least ten different countries	50–115	All capitalizations
Sector-Related Stock Funds	RCM Biotechnology	Long-term capital appreciation	Equity securities of biotechnology-related issuers	30–70	All capitalizations
	RCM Global Resources Fund	Long-term capital appreciation	Equity securities of U.S. and non-U.S. natural resources companies	25–75	All capitalizations
	RCM Healthcare (formerly RCM Global Healthcare)	Long-term capital appreciation	Equity securities of companies in the healthcare industry located in at least three different countries	30–60	All capitalizations
	RCM Technology (formerly RCM Global Technology)	Long-term capital appreciation	Equity securities of technology-related issuers located in at least three different countries	30–120	At least $500 million

Fund Descriptions, Performance and Fees

The Funds provide a broad range of investment choices. The following Fund Summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries.

Note for All Funds

It is possible to lose money on investments in the Funds.    The fact that a Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Some of the Funds are subject to percentage investment limitations, as discussed in their Fund Summaries. See “Characteristics and Risks of Securities and Investment Techniques—Percentage Investment Limitations” for more information about these limitations.

2	Allianz Funds

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Prospectus	3

NACM Global Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Global Stocks	Fund Focus Equity securities of companies located in at least three different countries Approximate Number of Holdings 75–125	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies that the portfolio managers believe are leaders in their respective industries or emerging new players with established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages. The portfolio managers consider any company with these characteristics regardless of its capitalization, domicile or industry.

In analyzing specific companies for possible investment, the Fund’s portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The portfolio managers allocate the Fund’s assets among securities of countries that they expect will provide the best opportunities for meeting the Fund’s investment objective. The portfolio managers expect a high portfolio turnover rate which can be 300% or more.

The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index future contracts). In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Foreign (non-U.S.) Investment Risk • Emerging Markets Risk • Credit Risk • Market Risk	• Growth Securities Risk • Currency Risk • Issuer Risk • Derivatives Risk • Leveraging Risk	• Management Risk • Turnover Risk • Liquidity Risk • Smaller Company Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

4	Allianz Funds

NACM Global Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	18.16%

	Lowest (1/1/03–3/31/03)	-4.62%

Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	Fund Inception (7/19/02)(4)
Class A — Before Taxes(1)	8.29%	19.36%
Class A — After Taxes on Distributions(1)	7.04%	17.72%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	5.63%	15.93%
Class B	8.79%	19.90%
Class C	12.83%	20.44%
MSCI ACWI Free Index(2)	11.37%	16.21%
Lipper Global Multi-Cap Growth Funds Average(3)	11.59%	16.48%

(1)   After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.

(2)   The Morgan Stanley Capital International All Country World Free Index (“MSCI ACWI”) is a widely recognized, unmanaged index of issuers located in countries throughout the world, representing both developed and emerging markets. It is not possible to invest directly in the index.

(3)   The Lipper Global Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. It does not take into account sales charges.

(4)   The Fund began operations on 7/19/02. Index comparisons begin on 7/31/02.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.70%	0.25%	0.56%	1.51%
Class B	0.70	1.00	0.55	2.25
Class C	0.70	1.00	0.56	2.26

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflect a 0.50% Administrative Fee paid by each class and 0.06%, 0.05% and 0.06% in trustees’ and tax expense incurred by Class A, Class B and Class C shares, respectively, during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. Prior to December 31, 2005, the methodology for calculating the breakpoints in the Administrative Fee was based on the average daily net assets of particular share classes rather than on those of the Fund. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$695	$1,001	$1,328	$2,252	$695	$1,001	$1,328	$2,252
Class B	728	1,003	1,405	2,312	228	703	1,205	2,312
Class C	329	706	1,210	2,595	229	706	1,210	2,595

Prospectus	5

NACM International Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category International Stocks	Fund Focus Companies located in the developed countries represented in the MSCI EAFE Index Approximate Number of Holdings 100–150	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index. The Fund normally invests at least 75% of its net assets in equity securities. The Fund also spreads its investments among countries, with at least 80% of its net assets invested in securities of companies located outside the U.S. The Fund may invest up to 20% of its assets in U.S. companies.

The portfolio managers’ “international systematic” investment approach uses a quantitative process to make individual security, industry sector, country and currency selection decisions and to integrate those decisions. The portfolio managers aim to exceed the returns of the benchmark through a strategy that combines dynamic quantitative factors with an actively managed stock selection process. The portfolio managers believe that their investment process results in a clearly defined buy and sell discipline that will continually drive the Fund’s portfolio toward new excess return opportunities.

The portfolio managers expect a high portfolio turnover rate of between 125% and 175%.

The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index future contracts). In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Value Securities Risk • Growth Securities Risk • Turnover Risk	• Liquidity Risk • Currency Risk • Credit Risk • Derivatives Risk	• Foreign (non-U.S.) Investment Risk • Leveraging Risk • Management Risk • Smaller Company Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on October 15, 2004, when the Nicholas-Applegate International Systematic Fund (the “NACM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for Institutional Class shares of the Fund. For periods prior to October 16, 2004, the bar chart, the information to its right and the Average Annual Total Returns table show performance of Institutional Class shares of the NACM Fund. (The NACM Fund did not offer shares corresponding to the Fund’s Class A or C shares.) The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the NACM Fund from year to year and by showing how the Fund’s and the NACM Fund’s average annual total returns compare with the returns of a broad based securities market index. The bar chart and the information to its right shows performance of the Fund’s Class A shares, but the returns do not show the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance information shown in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to inception of the Fund’s Class A and Class C shares (10/16/04), performance information shown in the bar chart and the tables for those classes is based on the performance of the NACM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and Class C shares. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

6	Allianz Funds

NACM International Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	22.14%

	Lowest (7/1/02–9/30/02)	-19.01%

Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	Since NACM Fund Inception (5/7/01)(3)
Class A — Before Taxes(1)	15.26%	11.48%
Class A — After Taxes on Distributions(1)	14.08%	10.60%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	10.10%	9.52%
Class C	20.07%	12.01%
MSCI EAFE Index(2)	14.02%	7.10%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class C will vary.
(2)	The Morgan Stanley Capital International Europe Australasia Far East (“MSCI EAFE”) Index is a widely recognized, unmanaged index of issuers located in the countries of Europe, Australia, and the Far East. It is not possible to invest directly in the index.
(3)	The Fund began operations on 5/7/01. Index comparisons begin on 4/30/01.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(3)
Class A	5.50%	1%(1)	2%
Class C	None	1%(2)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(3)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.60%	0.25%	0.60%	1.45%
Class C	0.60	1.00	0.60	2.20

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class C shares, Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflect a 0.60% Administrative Fee paid by each class. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. Prior to December 31, 2005, the methodology for calculating the breakpoints in the Administrative Fee was based on the average daily net assets of particular share classes rather than on those of the Fund. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$689	$983	$1,299	$2,190	$689	$983	$1,299	$2,190
Class C	323	688	1,180	2,534	223	688	1,180	2,534

Prospectus	7

NACM Pacific Rim Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital Fund Category International Stocks	Fund Focus Equity securities of Pacific Rim companies Approximate Number of Holdings 80–110	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are tied economically to countries within the Pacific Rim by satisfying at least one of the following criteria: (i) they derive 50% or more of their total revenue from goods produced, sales made or services provided in one or more Pacific Rim countries; (ii) they are organized under the laws of a Pacific Rim country; (iii) they maintain 50% or more of their assets in one or more Pacific Rim countries; or (iv) the principal trading market for their securities is in a Pacific Rim country. Many of the countries in which the Fund invests are emerging market countries, that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation.

The Fund intends to invest in securities of issuers located in at least three Pacific Rim countries. The portfolio managers consider the following to be Pacific Rim countries: Australia, China, Hong Kong, India Subcontinent, Indonesia, Japan, Malaysia, Mauritius, New Zealand, the Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. The portfolio managers allocate the Fund’s assets among securities of countries that they expect will provide the best opportunities for meeting the Fund’s investment objective. Although the Fund intends to allocate its investments among at least three countries, the Fund may emphasize the securities of issuers located in any one country in the Pacific Rim when the portfolio managers believe there is potential for above average capital appreciation.

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The portfolio managers expect a high portfolio turnover rate which can be 300% or more.

The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index future contracts). In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Foreign (non-U.S.) Investment Risk • Emerging Markets Risk • Credit Risk • Market Risk	• Issuer Risk • Currency Risk • Growth Securities Risk • Leveraging Risk • Derivatives Risk	• Smaller Company Risk • Management Risk • Turnover Risk • Liquidity Risk • Focused Investment Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on July 20, 2002, when the Nicholas-Applegate Pacific Rim Fund (the “NACM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for Institutional Class shares of the Fund. For periods prior to July 21, 2002, the following bar chart, the information to its right and the Average Annual Total Returns table show summary performance information for the NACM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the NACM Fund from year to year and by showing how the Fund’s and the NACM Fund’s average annual returns compare with the returns of a broad based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance information in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of the Fund’s Class A, B and C shares (7/21/02), performance information shown in the bar chart and the tables for those classes is based on the performance of the NACM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Past performance is not necessarily an indication of how the Fund will perform in the future.

8	Allianz Funds

NACM Pacific Rim Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Qtr. Returns
	(for periods shown in the bar chart)

	Highest (4/1/99–6/30/99)	44.01%

	Lowest (4/1/98–6/30/98)	-23.63%

Calendar Year End (through 12/31)

Average Annual Total Returns (for the periods ended 12/31/05)

	1 Year	5 Years	NACM Fund Inception (12/31/97)(4)
Class A — Before Taxes(1)	30.25%	11.28%	13.77%
Class A — After Taxes on Distributions(1)	29.46%	11.05%	9.77%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	20.48%	9.79%	9.47%
Class B	31.81%	11.55%	13.78%
Class C	35.80%	11.69%	13.71%
MSCI Pacific Index(2)	23.01%	6.77%	6.65%
Lipper Pacific Region Funds Average(3)	26.95%	10.48%	9.26%

(1)	After-tax returns are estimated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The Morgan Stanley Capital International (MSCI) Pacific Index is composed of companies representative of the market structure of 6 developed market countries in the Pacific Basin: Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. It is not possible to invest directly in the index.
(3)	The Lipper Pacific Region Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in equity securities with primary trading markets or operations concentrated in the western Pacific Basin region or a single country within this region.
(4)	The Fund began operations on 12/31/97. Index comparisons begin on 12/31/97.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.90%	0.25%	0.72%	1.87%
Class B	0.90	1.00	0.72	2.62
Class C	0.90	1.00	0.72	2.62

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.60% Administrative Fee paid by each class and 0.12% in trustees’, interest and tax expense incurred during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. Prior to December 31, 2005, the methodology for calculating the breakpoints in the Administrative Fee was based on the average daily net assets of particular share classes rather than on those of the Fund. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$729	$1,105	$1,505	$2,620	$729	$1,105	$1,505	$2,620
Class B	765	1,114	1,590	2,687	265	814	1,390	2,687
Class C	365	814	1,390	2,954	265	814	1,390	2,954

Prospectus	9

NFJ International Value Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued common stocks of non-U.S. companies with capitalizations of more than $1 billion	Approximate Capitalization Range Greater than $1 billion
	Fund Category International Stocks	Approximate Number of Holdings 40-50	Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of non-U.S. companies with market capitalizations of more than $1 billion at the time of investment and below average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in common stocks that the portfolio managers expect will generate income (for example, by paying dividends).

The Fund’s initial selection universe consists of approximately the 1,000 largest publicly traded non-U.S. companies (in terms of market capitalization) in the world. The portfolio managers classify the universe by industry. They then identify the most undervalued stocks in each industry based mainly on relative P/E ratios, calculated both with respect to trailing operating earnings and forward earnings estimates. After narrowing this universe to approximately 150 candidates, the portfolio managers select approximately 40 to 50 stocks for the Fund, from as many different industry groups as they believe possible under the circumstances. The portfolio managers select stocks based on a quantitative analysis of factors, which may include price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts’ earnings per share estimates and revisions to those estimates), relative dividend yields, valuation relative to the overall market and trading liquidity. The Fund’s portfolio is generally rebalanced quarterly. The portfolio managers may also replace a stock when a stock within the same industry group has a lower valuation than the Fund’s current holding. The Fund may invest up to 50% of its assets in emerging market securities.

The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index future contracts). Under normal circumstances, the Fund intends to be fully invested in common stocks (aside from certain cash management practices). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Issuer Risk	• Value Securities Risk
• Credit Risk	• Management Risk	• Derivatives Risk
• Leveraging Risk	• Liquidity Risk	• Emerging Markets Risk
• Currency Risk	• Foreign (non-U.S.) Investment Risk	• Smaller Company Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The bar chart, the information to its right and the Average Annual Total Returns table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A and C shares (3/31/05), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), advisory fees, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

10	Allianz Funds

NFJ International Value Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/03–12/31/03)	23.51%

	Lowest (4/1/04–6/30/04)	0.64%

Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	Fund inception (1/31/03)(3)
Class A — Before Taxes(1)	12.09%	31.26%
Class A — After Taxes on Distributions(1)	11.10%	26.68%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	7.81%	24.38%
Class C	16.80%	32.92%
MSCI AC World Index ex USA(2)	17.11%	28.61%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class C will vary.
(2)	The MSCI AC World Index ex USA is an unmanaged index of mid- and larger-capitalization common stocks of non-U.S. companies. It is not possible to invest directly in the index.
(3)	The Fund began operations on 1/31/03. Index comparisons begin on 1/31/03.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund.

Shareholder fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(3)
Class A	5.50%	1%(1)	2%
Class C	None	1%(2)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(3)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.60%	0.25%	0.60%	1.45%
Class C	0.60	1.00	0.60	2.20

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class C shares, Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charge permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.60% Administrative Fee paid by each class. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. Prior to December 31, 2005, the methodology for calculating the breakpoints in the Administrative Fee was based on the average daily net assets of particular share classes rather than on those of the Fund. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem you shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$689	$983	$1,299	$2,190	$689	$983	$1,299	$2,190
Class C	323	688	1,180	2,534	223	688	1,180	2,534

Prospectus	11

RCM Biotechnology Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Sector-Related Stocks	Fund Focus Equity securities of companies in the biotechnology industry Approximate Number of Holdings 30–70	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies in the biotechnology industry. Although there is no limitation on the market capitalizations of companies in which the Fund will invest, the Fund does not intend to invest more than 15% of its assets in biotechnology companies with market capitalizations below $100 million (as measured at the time of purchase). While the Fund currently expects that the majority of its investments will be in companies organized or headquartered in the United States, it may invest up to 25% of its assets in foreign securities and up to 15% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one non-U.S. or emerging market country). The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs).

Biotechnology companies engage in the research, development, provision and/or manufacture of biotechnological products, services and processes. Such companies often employ genetic engineering to develop new drugs and apply new and innovative processes to discover and develop diagnostic and therapeutic products and services. The biotechnology industry currently includes pharmaceutical, biochemical, medical/surgical, human healthcare, and agricultural and industrial-oriented companies. Because of the rapid developments in the biotechnology industry, over time, companies with new and different products and focuses will likely be included in the industry. In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The S&P 500 Index is the Fund’s primary performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmarks.

The Fund is “non-diversified,” which means that it may invest in a relatively small number of issuers, which may increase risk.

In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index futures contracts). The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Liquidity Risk	• Foreign (non-U.S.)	• Focused Investment Risk
• Issuer Risk	• Derivatives Risk	Investment Risk	• Turnover Risk
• Growth Securities Risk	• Sector Specific Risk	• Emerging Markets Risk	• Credit Risk
• Smaller Company Risk	• IPO Risk	• Currency Risk	• Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the following bar chart, the information to its right and the Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the DRCM Fund from year to year and by showing how the Fund’s and the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance information shown in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of the Fund’s Class A, B and C shares (2/5/02), performance information shown in the bar chart and the tables for those classes is based on the performance of the DRCM Fund’s Class D shares. The prior Class D performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

12	Allianz Funds

RCM Biotechnology Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	65.37%

	Lowest (1/1/01–3/31/01)	-34.54%

Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	5 Years	Fund inception (12/30/97)(7)
Class A — Before Taxes(1)	-9.12%	-7.84%	14.73%
Class A — After Taxes on Distributions(1)	-9.12%	-7.84%	13.56%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	-5.93%	-6.48%	12.32%
Class B	-9.30%	-7.87%	14.67%
Class C	-5.52%	-7.50%	14.67%
S&P 500 Index(2)	4.91%	0.54%	4.79%
NASDAQ Biotechnology Index(3)	2.84%	-6.13%	12.73%
AMEX Biotechnology Index(4)	25.11%	1.43%	19.62%
Lipper Health/Biotechnology Funds Average(5)	9.34%	0.14%	9.83%
Blended Index(6)	3.79%	-4.44%	12.60%
(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)	The NASDAQ Biotechnology Index represents the largest and most actively traded NASDAQ biotechnology stocks and includes companies that are primarily engaged in using biomedical research for the discovery or development of novel treatments or cures for human diseases. It is a capitalization weighted index. It is not possible to invest directly in the index.
(4)	The AMEX Biotechnology Index is an equal-dollar weighted index designed to measure the performance of a cross-section of issuers in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. It is not possible to invest directly in the index.
(5)	The Lipper Health/Biotechnology Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. It does not take into account sales charges.
(6)	The Blended Index represents the blended performance of a hypothetical index developed by the Adviser made up of 80% NASDAQ Biotechnology Index and 20% MSCI World Pharmaceuticals and Biotechnology Index. The NASDAQ Biotechnology Index is described above. The Morgan Stanley Capital International (“MSCI”) World Pharmaceuticals and Biotechnology Index is an unmanaged index that includes companies primarily involved in the development, manufacturing or marketing of products based on advanced biotechnology research and companies engaged in the research, development or production of pharmaceuticals, including veterinary drugs. The index is a subset of the MSCI World Index. It is not possible to invest directly in these indexes.
(7)	The Fund began operations on 12/30/97. Index comparisons begin on 12/31/97.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.90%	0.25%	0.41%	1.56%
Class B	0.90	1.00	0.41	2.31
Class C	0.90	1.00	0.41	2.31
(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by each class and 0.01% in trustees’ expense incurred during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. Prior to December 31, 2005, the methodology for calculating the breakpoints in the Administrative Fee was based on the average daily net assets of particular share classes rather than on those of the Fund. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$700	$1,016	$1,353	$2,304	$700	$1,016	$1,353	$2,304
Class B	734	1,021	1,435	2,370	234	721	1,235	2,370
Class C	334	721	1,235	2,646	234	721	1,235	2,646

Prospectus	13

RCM Global Resources Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of U.S. and non-U.S. natural resources companies Approximate Number of Holdings 25–75	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution, or sale of materials, energy, or goods related to cyclical or commodity industries, such as oil & gas, minerals, base metals, precious metals, chemicals, fertilizers, wood products, paper products and steel (the “natural resources industries”). The Fund expects to invest most of its assets in U.S. and non-U.S. common stocks. Under normal circumstances, the Fund will invest a minimum of  1/3 of its assets in non-U.S. securities and will invest in at least four countries including the United States.

The Fund’s portfolio management team will evaluate the relative attractiveness of individual commodity cycles, including supply-demand fundamentals and pricing outlook. Stock selection and industry allocation will be based on specific commodity, end market and geographic exposure, operational and financial leverage as well as valuation.

The portfolio management team evaluates the fundamental value and prospects for growth of individual companies and focuses on those companies that they expect will have higher than average rates of growth and strong potential for capital appreciation. In addition, the portfolio management team makes use of internally and externally developed forecasts of economic growth, inflation and interest rates to help identify industry sectors, regions and individual countries (including countries with developing or “emerging market” economies) that the portfolio management team believes are likely to offer the best investment opportunities.

The Fund is “non-diversified,” which means it may invest in a relatively small number of issuers, which may increase risk.

In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts, stock index futures contracts and put and call options). The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Smaller Company Risk	• Emerging Markets Risk	• Turnover Risk
• Issuer Risk	• Liquidity Risk	• Currency Risk	• Management Risk
• Sector Specific Risk	• Derivatives Risk	• Leveraging Risk	• Focused Investment Risk
• Growth Securities Risk	• Foreign (non-U.S.) Investment Risk	• Credit Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart (including the information to its right) and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund’s Class A and C shares were not outstanding during the time periods shown. Performance information in the Average Annual Total Returns table also shows performance of the Institutional Class shares of the Fund and estimated performance of Class A and C shares. Although Class A and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class A and C performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. Unlike the bar chart, performance information shown in the Average Annual Total Returns table reflects the impact of sales charges. Performance information shown in the Average Annual Total Returns table for Class A and C shares is based on performance of the Fund’s Institutional Class shares, adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees and other expenses paid by Class A and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

14	Allianz Funds

RCM Global Resources Fund (continued)

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd. Qtr. ’05)	26.69%

	Lowest (4th Qtr. ’05)	-1.02%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	Fund Inception (6/30/04)(5)
Institutional Class — Before Taxes(1)	44.77%	41.56%
Institutional Class — After Taxes on Distributions(1)	37.81%	36.99%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	29.44%	33.19%
Class A	36.27%	35.80%
Class C	42.14%	39.41%
MSCI World Index(2)	10.02%	14.28%
World Energy & Materials Composite(3)	25.57%	29.72%
Lipper Natural Resources Funds Average(4)	41.18%	40.53%
(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After tax returns are for Institutional Class shares only. After tax returns for Classes A and C will vary.
(2)	The Morgan Stanley Capital International (“MSCI”) World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance. It is not possible to invest directly in the index.
(3)	The World Energy & Materials Composite benchmark represents the performance of a hypothetical index developed by the Adviser. This composite is derived from the World Energy and World Materials components of the MSCI World Index, which is described above. The two components are weighted in the composite based on the market capitalization of those sectors from the prior month. As a result, the weightings of the two components in the composite may vary from month to month. It is not possible to invest directly in the composite or in the index from which it is derived.
(4)	The Lipper Natural Resources Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in the equity securities of domestic and foreign companies engaged in natural resources. It does not take into account sales charges.
(5)	The Fund began operations on 6/30/04. Index comparisons begin on 6/30/04.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A and C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(3)
Class A	5.50%	1%(1)	2%
Class C	None	1%(2)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(3)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days of acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)(4)	Total Annual Fund Operating Expenses
Class A	0.70%	0.25%	0.51%	1.46%
Class C	0.70	1.00	0.51	2.21
(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class C shares, Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.50% Administrative Fee paid by shareholders of Class A and C shares, which rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1.0 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5.0 billion, and 0.01% in trustees’ expense incurred by each class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”
(4)	Total Annual Fund Operating Expenses do not include organizational expenses, all of which were incurred during the Fund’s initial fiscal year.

Examples.  The Examples below are intended to help you compare the cost of investing in Class A and Class C of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$690	$986	$1,304	$2,200	$690	$986	$1,304	$2,200
Class C	324	691	1,185	2,544	224	691	1,185	2,544

Prospectus	15

RCM Global Small-Cap Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Global Stocks	Fund Focus Smaller capitalization equity securities Approximate Number of Holdings 75–150	Approximate Capitalization Range Same as the MSCI World Small-Cap Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations comparable to those of companies included in the MSCI World Small-Cap Index. Under normal conditions, the Fund expects to maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the MSCI World Small-Cap Index securities, which as of February 23, 2006 would permit the Fund to maintain a weighted-average market capitalization ranging from $650 million to $2.6 billion. The Fund invests in companies organized or headquartered in at least three different countries (one of which may be the United States) and expects that the majority of its foreign investments will be in Japan and Western Europe. Under normal market conditions, the Fund will invest no more than 25% of its assets in issuers that are organized or headquartered in any one country outside the U.S., other than France, Germany, Japan and the United Kingdom. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund may also from time to time invest a significant percentage of its assets in the technology sector.

In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that it believes are likely to offer the best investment opportunities. The portfolio management team may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In addition, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The MSCI World Small-Cap Index is the Fund’s performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmark.

In addition to traditional research activities, the portfolio management team uses Grassroots(sm) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index futures contracts). The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Derivatives Risk	• Currency Risk
• Issuer Risk	• Sector Specific Risk	• Leveraging Risk
• Growth Securities Risk	• Foreign (non-U.S.) Investment Risk	• Credit Risk
• Smaller Company Risk	• Emerging Markets Risk	• Turnover Risk
• Liquidity Risk	• Focused Investment Risk	• Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the following bar chart, the information to its right and the Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the DRCM Fund from year to year and by showing how the Fund’s and the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance information shown in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of the Fund’s Class A, B and C shares (2/5/02), performance information shown in the bar chart and the tables for those classes is based on the performance of the DRCM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

16	Allianz Funds

RCM Global Small-Cap Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	64.67%

	Lowest (7/1/01–9/30/01)	-26.43%

(Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	5 Years	Fund inception (12/31/96)(4)
Class A — Before Taxes(1)	12.07%	5.67%	14.67%
Class A — After Taxes on Distributions(1)	12.07%	5.67%	13.19%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	7.85%	4.89%	12.12%
Class B	12.72%	5.84%	14.68%
Class C	16.68%	6.14%	14.57%
MSCI WSCI(2)	16.10%	14.37%	9.31%
Lipper Global Small-Cap Funds Average(3)	17.02%	5.30%	9.94%
(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The Morgan Stanley Capital International World Small-Cap Index (“MSCI WSCI”) is a widely recognized, unmanaged, market capitalization weighted index composed of securities representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. It is not possible to invest directly in the index.
(3)	The Lipper Global Small-Cap Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 25% of their portfolio in securities with primary trading markets outside the United States, and that limits at least 65% of their investments to companies with market capitalizations less than U.S. $1 billion at the time of purchase. It does not take into account sales charges.
(4)	The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution And/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	1.00%	0.25%	0.53%	1.78%
Class B	1.00	1.00	0.53	2.53
Class C	1.00	1.00	0.53	2.53
(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.50% Administrative Fee paid by each class and 0.03% in trustees’ and tax expense incurred during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. Prior to December 31, 2005, the methodology for calculating the breakpoints in the Administrative Fee was based on the average daily net assets of particular share classes rather than on those of the Fund. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$721	$1,079	$1,461	$2,529	$721	$1,079	$1,461	$2,529
Class B	756	1,088	1,545	2,596	256	788	1,345	2,596
Class C	356	788	1,345	2,866	256	788	1,345	2,866

Prospectus	17

RCM Healthcare Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Sector-Related Stocks	Fund Focus Equity securities of companies in the healthcare industry Approximate Number of Holdings 30-60	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies in the healthcare industry. The Fund’s assets will be invested in companies located in at least three different countries, which may include the United States. The Fund currently expects the majority of its foreign investments to be in Asia and Western Europe. The Fund may also invest up to 15% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). Although the Fund may invest in companies of any market capitalization, the Fund does not intend to invest more than 15% of its assets in companies with market capitalizations below $100 million (as measured at the time of purchase).

The Fund considers the healthcare industry to include any company that designs, manufactures, or sells products or services used for or in connection with healthcare or medicine, such as pharmaceutical companies, biotechnology research firms, companies that sell medical products, companies that own or operate healthcare facilities and companies that design, produce or sell medical, dental and optical products. The Fund considers such companies to be principally engaged in the healthcare industry if they derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in the healthcare sector, or, at least 50% of their assets are devoted to such activities.

In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities. The portfolio management team may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The S&P 500 Index is the Fund’s primary performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmarks.

The Fund is “non-diversified,” which means that it may invest in a relatively small number of issuers, which may increase risk.

In addition to traditional research activities, the portfolio management team uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index futures contracts). The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies. The Fund recently changed its name from the “RCM Global Healthcare Fund.”

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Derivatives Risk	• Focused Investment Risk
• Issuer Risk	• Sector Specific Risk	• Leveraging Risk
• Growth Securities Risk	• Foreign (non-U.S.) Investment Risk	• Credit Risk
• Smaller Company Risk	• Emerging Markets Risk	• Turnover Risk
• Liquidity Risk	• Currency Risk	• Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the following bar chart, the information to its right and the Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the DRCM Fund from year to year and by showing how the Fund’s and the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance information shown in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of the Fund’s Class A, B and C shares (2/5/02), performance information shown in the bar chart and the tables is based on the performance of the DRCM Fund’s Class D shares. The prior Class D performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

18	Allianz Funds

RCM Healthcare Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	39.40%

	Lowest (1/1/01–3/31/01)	-24.45%

Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	5 Years	Fund inception (12/31/96)(5)
Class A — Before Taxes(1)	-3.73%	-2.44%	13.82%
Class A — After Taxes on Distributions(1)	-3.73%	-2.69%	12.16%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	-2.42%	-2.21%	11.19%
Class B	-3.88%	-2.46%	13.78%
Class C	-0.88%	-2.08%	13.69%
S&P 500 Index(2)	4.91%	0.54%	7.63%
S&P 500 Health Care Index(3)	6.46%	-2.30%	9.45%
Lipper Health/Biotechnology Funds Average(4)	9.34%	0.14%	10.68%
(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index. The S&P 500 Index replaced the Morgan Stanley Capital International (“MSCI”) World Healthcare Index as the Fund’s primary comparative index because the Adviser believes the S&P 500 Index is more representative of the Fund’s investment strategies. For the periods ended December 31, 2005, the average annual total returns of the MSCI World Healthcare Index for the 1 year, 5 years and “Fund Inception” periods were 9.43%, 0.01% and 8.88%, respectively.
(3)	The S&P 500 Health Care Index is a market capitalization weighted index that represents the Health Care sector performance of the S&P 500 Index. It is not possible to invest directly in the index.
(4)	The Lipper Health/Biotechnology Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. It does not take into account sales charges.
(5)	The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.80%	0.25%	0.51%	1.56%
Class B	0.80	1.00	0.51	2.31
Class C	0.80	1.00	0.51	2.31

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.50% Administrative Fee paid by each class and 0.01% in trustees’ expense incurred during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. Prior to December 31, 2005, the methodology for calculating the breakpoints in the Administrative Fee was based on the average daily net assets of particular share classes rather than on those of the Fund. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$700	$1,016	$1,353	$2,304	$700	$1,016	$1,353	$2,304
Class B	734	1,021	1,435	2,370	234	721	1,235	2,370
Class C	334	721	1,235	2,646	234	721	1,235	2,646

Prospectus	19

RCM International Growth Equity Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Stocks	Fund Focus Equity securities of companies worldwide Approximate Number of Holdings 50–115	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of non-U.S. companies. While the Fund invests in issuers located in at least ten different countries, the Fund may invest up to 65% of its assets in companies organized or headquartered in Japan, the United Kingdom or Germany, and up to 25% of its assets in companies organized or headquartered in any other country outside the U.S. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund may also invest up to 10% of its assets in U.S. companies. The Fund primarily invests in companies with market capitalizations in excess of $1 billion (as measured at the time of purchase). No more than 5% of the Fund’s assets shall be invested in companies with market capitalizations below $100 million (as measured at the time of purchase). The Fund may also from time to time invest a significant portion of its assets in one or more sectors of the economy, including the financial sector.

In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that it believes are likely to offer the best investment opportunities. In analyzing specific companies for possible investment, the portfolio management team may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The MSCI EAFE Index is the Fund’s primary performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmarks.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index futures contracts). The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Growth Securities Risk • Smaller Company Risk • Liquidity Risk	• Derivatives Risk • Sector Specific Risk • Foreign (non-U.S.) Investment Risk • Emerging Markets Risk • Currency Risk	• Focused Investment Risk • Leveraging Risk • Turnover Risk • Credit Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the following bar chart, the information to its right and the Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the DRCM Fund from year to year and by showing how the Fund’s and the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance information shown in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of the Fund’s Class A, B and C shares (2/5/02), performance information shown in the bar chart and the tables for those classes is based on the performance of the DRCM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the annual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

20	Allianz Funds

RCM International Growth Equity Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	41.17%

	Lowest (1/1/01–3/31/01)	-18.52%

Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)
	1 Year	5 Years	10 Years	Fund Inception (5/22/95)(5)
Class A — Before Taxes(1)	7.04%	-3.33%	4.51%	5.54%
Class A — After Taxes on Distributions(1)	6.51%	-3.75%	2.99%	4.02%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	4.58%	-3.04%	3.18%	4.08%
Class B	7.29%	-3.36%	4.56%	5.58%
Class C	11.32%	-2.98%	4.32%	5.30%
MSCI EAFE Index(2)	14.02%	4.94%	6.18%	6.47%
MSCI EAFE Growth Index(3)	13.64%	2.23%	3.59%	3.94%
Lipper International Large Cap Growth Funds Average(4)	14.01%	0.30%	4.39%	5.03%

(1)   After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.

(2)   The Morgan Stanley Capital International Europe Australasia Far East (“MSCI EAFE”) Index is a widely recognized, unmanaged index of issuers in the countries of Europe, Australia and the Far East. It is not possible to invest directly in the index.

(3)   The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index (“MSCI EAFE Growth”) is a widely recognized, unmanaged index of non-U.S. growth stock markets. The MSCI EAFE Growth is composed of a sample of companies representative of the market structure of 21 European and Pacific Basin countries. It is not possible to invest directly in the index.

(4)   The Lipper International Large Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in non-U.S. companies with market capitalizations greater than 400% of the 75th market capitalization percentile of the S&P/Citigroup World Ex-U.S. Broad Market Index. It does not take into account sales charges.

(5)   The Fund began operations on 5/22/95. Index comparisons begin on 5/31/95.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)
	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)
Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.50%	0.25%	0.71%	1.46%
Class B	0.50	1.00	0.71	2.21
Class C	0.50	1.00	0.71	2.21

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.60% Administrative Fee paid by each class and 0.11% in trustees’, interest and tax expense incurred by each class during the most recently completed fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. Prior to December 31, 2005, the methodology for calculating the breakpoints in the Administrative Fee was based on the average daily net assets of particular share classes rather than on those of the Fund. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$690	$986	$1,304	$2,200	$690	$986	$1,304	$2,200
Class B	724	991	1,385	2,266	224	691	1,185	2,266
Class C	324	691	1,185	2,544	224	691	1,185	2,544

Prospectus	21

RCM Technology Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Sector-Related Stocks	Fund Focus Equity securities of U.S. and non-U.S. technology-related companies Approximate Number of Holdings 30–120	Approximate Capitalization Range At least $500 million Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in technology companies. The Fund normally invests in at least three different countries, and may invest up to 50% of its assets in non-U.S. issuers, but under normal market conditions no more than 25% of its assets in issuers organized or headquartered in any one country outside the U.S., other than Japan. The Fund may also invest up to 20% of its assets in companies organized or headquartered in emerging market countries (but no more than 15% in any one emerging market country). The Fund currently intends to invest primarily in companies with market capitalizations greater than $500 million at the time of purchase, with no more than 15% of its assets in technology companies with market capitalizations below $100 million at the time of purchase. The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs).

The portfolio managers define technology companies as those that provide technology products, services or utilize technology to gain competitive advantages. These include internet products and services, computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology products, environmental services, chemical products and synthetic materials, defense and aerospace products and services, nanotechnology, energy equipment and services and others. The portfolio managers evaluate the fundamental value and prospects for growth of individual companies and focus on those companies that they expect will have higher than average rates of growth and strong potential for capital appreciation. Investments are not restricted to companies with a record of dividend payments. The NASDAQ Composite Index is the Fund’s primary performance benchmark. The portfolio managers base security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmark. The Fund is “non-diversified,” which means that it may invest in a relatively small number of issuers, which may increase risk.

The portfolio managers develop forecasts of economic growth, inflation, and interest rates that they use to help identity those regions and individual countries that they believe are likely to offer the best investment opportunities. In addition to traditional research activities, the portfolio managers use Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may write call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), as well as call options on indices and exchange-traded funds, and may otherwise utilize short sales, foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index futures contracts). The Fund may invest in equity linked securities. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The portfolio managers expect a high turnover rate which can be 300% or more.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies. The Fund recently changed its name from the “RCM Global Technology Fund.”

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Growth Securities Risk • Smaller Company Risk • Liquidity Risk • Derivatives Risk	• Sector Specific Risk • IPO Risk • Foreign (non-U.S.) Investment Risk • Emerging Markets Risk • Currency Risk	• Focused Investment Risk • Leveraging Risk • Turnover Risk • Credit Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the following bar chart, the information to its right and the Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the DRCM Fund from year to year and by showing how the Fund’s and the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance information shown in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to inception of the Fund’s Class A, B and C shares (2/5/02), performance information shown in the bar chart and the tables for those classes is based on the performance of the DRCM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

22	Prospectus

RCM Technology Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	82.58%

	Lowest (10/1/00–12/31/00)	-34.56%

Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	5 Years	10 Years	Fund Inception (12/27/95)(5)
Class A — Before Taxes(1)	2.47%	-6.18%	16.04%	16.07%
Class A — After Taxes on Distributions(1)	2.47%	-6.18%	15.17%	15.19%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	1.60%	-5.15%	13.92%	13.95%
Class B	2.63%	-6.22%	16.09%	16.11%
Class C	6.66%	-5.85%	15.82%	15.84%
NASDAQ Composite Index(2)	1.37%	-2.25%	7.68%	7.68%
Goldman Sachs Technology Index(3)	1.52%	-7.44%	8.49%	8.49%
Lipper Science & Technology Fund Average(4)	5.11%	-8.81%	7.19%	7.19%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The NASDAQ Composite Index is an unmanaged market-value weighted index of all common stocks listed on the NASDAQ Stock Market. It is not possible to invest directly in the index. The NASDAQ Composite Index replaced the Goldman Sachs Technology Index as the Fund’s primary comparative index because the Adviser believes the NASDAQ Composite Index is a more broadly based market index.
(3)	The Goldman Sachs Technology Index is a modified capitalization-weighted index of companies involved in the internet-related sector of the technology industry. It is not possible to invest directly in the index.
(4)	The Lipper Science & Technology Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in science and technology stocks. It does not take into account sales charges.
(5)	The Fund began operations on 12/27/95. Index comparisons begin on 12/31/95.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees(2)	Distribution and/or Service (12b-1) Fees(3)	Other Expenses(4)	Total Annual Fund Operating Expenses
Class A	0.90%	0.25%	0.46%	1.61%
Class B	0.90	1.00	0.45	2.35
Class C	0.90	1.00	0.45	2.35

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	The advisory fee reflects the rate in effect beginning May 28, 2005.
(3)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(4)	Other Expenses reflects a 0.45% Administrative Fee paid by each class and 0.01% in trustees’ expense incurred by Class A shares during the most recently completed fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, an additional 0.05% to the extent the aggregate average daily net assets of the Fund exceed $5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $7.5 billion. Prior to December 31, 2005, the methodology for calculating the breakpoints in the Administrative Fee was based on the average daily net assets of particular share classes rather than on those of the Fund. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$705	$1,030	$1,378	$2,356	$705	$1,030	$1,378	$2,356
Class B	738	1,033	1,455	2,415	238	733	1,255	2,415
Class C	338	733	1,255	2,686	238	733	1,255	2,686

Prospectus	23

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on investments in each of the Funds.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issue Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Value Securities Risk

Each Fund, particularly the NFJ International Value Fund, may invest in companies that may not be expected to experience significant earnings growth, but whose securities its portfolio manager believes are selling at a price lower than their true value. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Growth Securities Risk

The NACM Funds and RCM Funds may place particular emphasis on equity securities of companies that its portfolio manager or portfolio management team believes will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller Company Risk

The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Each of the Funds generally has substantial exposure to this risk.

IPO Risk

The Funds, particularly the RCM Biotechnology and RCM Technology Funds, may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

24	Allianz Funds

Liquidity Risk

All of the Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk

All of the Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Funds’ use of derivatives is discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. To the extent the RCM Technology Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position; naked call options have speculative characteristics and the potential for unlimited loss. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Sector Specific Risks

In addition to other risks, Funds that invest a substantial portion of their assets in related industries (or “sectors”) may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

Financial Sector Related Risk.  Because the RCM International Growth Equity Fund may from time to time invest a significant percentage of its assets in financial sector securities, factors that affect the financial sector may have a greater effect on the Fund than they would on a Fund that is more diversified among a number of unrelated industries. Examples of these factors could include extensive government regulation, availability and cost of capital funds, changes in interest rates and price competition, all of which may affect financial services companies’ business lines or profitability. Monetary policy determined by local and international banking authorities can have significant impact, both positive and negative, on financial service companies. Credit losses resulting from financial difficulties of borrowers can negatively impact the industry. Insurance companies are subject to price competition and may be impacted by events or trends such as natural catastrophes, mortality rates or recessions. Brokerage firms’ profitability can be affected by government regulation, stock or bond activity and the operating leverage inherent in companies in the industry. Other Funds may make significant investments in the financial sector and may also be subject to these risks.

Healthcare Related Risk.  The RCM Healthcare Fund concentrates its investments in the healthcare industry. Therefore, it is subject to risks particular to that industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risks associated with the governmental approval process. Other Funds may make significant investments in the healthcare industry and may also be subject to these risks.

Natural Resources Related Risk.  Because the RCM Global Resources Fund concentrates its investments in the natural resources industries, factors that affect the natural resources industries may have a greater effect on that Fund than they would on a fund that is more diversified among a number of unrelated industries. The natural resources industries can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations. Specifically, cyclical industries can be significantly affected by the level and volatility of commodity prices, import controls, worldwide competition, changes in consumer sentiment and spending and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Other Funds may also be subject to these risks to the extent they invest their assets in the natural resources industries.

Prospectus	25

Technology Related Risk.  Because the RCM Technology Fund concentrates its investments in the technology industry, it is subject to risks particular to that industry such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories. Other Funds, such as the RCM Global Small-Cap and RCM Biotechnology Funds, may also be subject to these risks to the extent they invest their assets in technology or technology-related companies.

Biotechnology Related Risk.  Because the RCM Biotechnology Fund concentrates its investments in the biotechnology industry, it is subject to risks particular to that industry, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories. Other Funds may also be subject to these risks to the extent they invest their assets in biotechnology companies.

The Funds may from time to time invest a substantial portion of their assets in other sectors, and during those periods will be subject to a greater extent to the risks associated with those sectors.

Foreign (Non-U.S.) Investment Risk

Because all the Funds invest a substantial portion of their assets in foreign securities, they may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund invests a significant portion of its assets in a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks including weather emergencies and natural disasters associated with foreign investments. For example, because certain of the Funds may invest more than 25% of their assets in France, Germany, Japan or the United Kingdom, these Funds may be subject to increased risks due to political, economic, social or regulatory events in those countries. Adverse developments in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. and non-U.S. tax considerations may apply to a Fund’s investment in foreign securities.

EMU Countries Risk.  Certain Funds will invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU’s objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as separate nations adjust to the reduction in flexibility, independence and sovereignty that the EMU requires. High unemployment and a sense of “deculturalization” within the general public and the participating countries could lead to political unrest and continuing labor disturbances.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area (discussed above under “Foreign (non-U.S.) Investment Risk”) are generally more pronounced with respect to investments in emerging market countries.

Currency Risk

Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Each Fund is particularly sensitive to Currency Risk. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Focused Investment Risk

Focusing Fund investments in a small number of issuers, industries or foreign currencies or regions increases risk. Funds, such as the RCM Biotechnology, RCM Global Resources, RCM Healthcare, RCM International

26	Allianz Funds

Growth Equity and RCM Technology Funds, that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Some of those issuers also may present substantial credit or other risks. The NACM Pacific Rim and RCM Global Small-Cap Funds may be subject to increased risk to the extent that they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the U.S., because companies in these areas may share common characteristics and are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments. Similarly, the RCM Biotechnology, RCM Global Resources, RCM Healthcare and RCM Technology Funds are particularly vulnerable to events affecting, respectively, biotechnology companies, companies in the healthcare industry, companies in the natural resources industry and technology companies, because these Funds normally “concentrate” their investments in such companies. As a result, these Funds’ shares may rise and fall in value more rapidly and to a greater extent than shares of a fund that does not concentrate or focus in a particular industry or economic sector. Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as “technology” or “financial and business services,” which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments. See “Technology Related Risk,” “Healthcare Related Risk,” “Financial Services Related Risk” and “Natural Resources Related Risk” under “Sector Specific Risks” above.

Leveraging Risk

Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. In addition, to the extent a Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed money and could exceed the Fund’s investment income, resulting in greater losses.

Fixed Income Risk

To the extent that Funds purchase fixed income securities such as bonds or notes for investment or defensive purposes, they will be subject to fixed income risk.

Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities in a Fund’s portfolio is likely to decrease. Securities with longer “durations” (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

Turnover Risk

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Credit Risk

All of the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell them (liquidity risk).

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Advisers and each individual portfolio manager and/or portfolio management team will apply

Prospectus	27

investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Additional Risks of Investing in the Funds

In addition to the risks described above, several of the Funds are newly formed and therefore have a limited or no history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Management of the Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). As of December 31, 2005, the Adviser and its investment management affiliates had approximately $642.9 billion in assets under management.

The Adviser has retained investment management firms (“Sub-Advisers”) to manage each Fund’s investments. See “Sub-Advisers” below. The Adviser may retain affiliates to provide various administrative and other services required by the Funds.

Advisory Fees

Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. The Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

During the most recently completed fiscal year (except as noted), the Funds paid monthly advisory fees to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees
RCM International Growth Equity Fund	0.50%
NACM International and NFJ International Value* Funds	0.60%
NACM Global and RCM Global Resources Funds	0.70%
RCM Healthcare Fund	0.80%
RCM Biotechnology and NACM Pacific Rim Funds	0.90%
RCM Technology Fund	0.94%**
RCM Global Small-Cap Fund	1.00%

*	The Fund did not pay advisory fees for a full fiscal year. The fee rate stated above reflects the advisory fee rate payable for the current fiscal year.
**	Effective May 28, 2005, the Fund paid advisory fees at an annual rate of 0.90%.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between Allianz Global Fund Management and each Fund and the portfolio management agreement between Allianz Global Fund Management and each respective Sub-Adviser is available in the Funds’ semi-annual report to shareholders for the six-month period ended December 31, 2005.

Administrative Fees

Each Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Class A, Class B and Class C shareholders of each Fund pay an administrative fee to the Adviser, computed as a percentage of the Fund’s net assets attributable in the aggregate to those classes of shares, with breakpoints at various asset levels. The Adviser, in turn, provides or procures administrative services for Class A, Class B and Class C shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. In general, the administrative fee paid to the Adviser exceeds the related costs. This may not be the case for relatively small Funds, but the excess of the fee over costs may increase as Funds grow in asset size. The Funds do bear other expenses which are not covered by the administrative fee which may vary and affect the total level of expenses paid by Class A, Class B and Class C shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

28	Allianz Funds

Class A, B and C shareholders of the Funds pay the Adviser monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class A, Class B and Class C shares):

Fund	Administrative Fees*
RCM Biotechnology Fund	0.40%
RCM Technology Fund	0.45%
NACM Global, RCM Healthcare, RCM Global Resources and RCM Global Small-Cap Funds	0.50%
NACM International, NACM Pacific Rim, NFJ International Value and RCM International Growth Equity Funds	0.60%

*	Effective January 1, 2006, the Administrative Fee rate for each Fund (except the RCM Technology Fund) is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. Also effective January 1, 2006, the Administrative Fee rate for the RCM Technology Fund is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, an additional 0.05% to the extent the aggregate average daily net assets of the Fund exceed $5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $7.5 billion To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class. Prior to December 31, 2005, the methodology for calculating the breakpoints in the Administrative Fee was based on the average daily net assets of particular share classes rather than on those of the Fund.

Allianz Global Fund Management, the Distributor and their affiliates may make payments to financial intermediaries (such as brokers or third party administrators) for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. The actual services provided, and the payments made for such services, vary from firm to firm. For these services, Allianz Global Fund Management, the Distributor and their affiliates may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account for networking fees for NSCC-cleared accounts and from $13 to $19 per account for services to omnibus accounts, or (ii) an annual fee of up to 0.25% of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or Allianz Global Fund Management, the Distributor and their affiliates and are in addition to any distribution and/or servicing (12b-1) fees paid to such financial intermediaries. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. Allianz Global Fund Management and the Distributor do not audit the financial intermediaries to determine whether such intermediary is providing the services for which they are receiving such payments.

Sub-Advisers

Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The following provides summary information about each Sub-Adviser, including the Fund(s) it manages.

Sub-Adviser*	Funds
RCM Capital Management LLC (“RCM”) 4 Embarcadero Center San Francisco, CA 94111	RCM Biotechnology, RCM Global Resources, RCM Global Small-Cap, RCM Healthcare, RCM International Growth Equity and RCM Technology Funds (the “RCM Funds”)
NFJ Investment Group L.P. (“NFJ”) 2100 Ross Avenue, Suite 1840 Dallas, TX 75201	NFJ International Value Fund
Nicholas-Applegate Capital Management LLC (“NACM” or “Nicholas-Applegate”) 600 West Broadway San Diego, CA 92101	NACM Global, NACM International and NACM Pacific Rim Funds (the “NACM Funds”)

*	Each Sub-Adviser is affiliated with the Adviser.

The following provides additional information about each Sub-Adviser and the individual portfolio managers who have or share primary responsibility for managing the Funds’ investments. For each Fund, the Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds which they manage.

Prospectus	29

RCM

RCM is located at Four Embarcadero Center, San Francisco, CA 94111. Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global Investors US Holdings LLC, RCM provides advisory services to mutual funds and institutional accounts. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of December 31, 2005, RCM had approximately $21.3 billion in assets under management.

The following individuals at RCM have primary responsibility for the noted Funds.

Fund	Portfolio Managers	Since	Recent Professional Experience
RCM Biotechnology Fund	Camilo Martinez, MD, Ph.D	1999 – 2001 2005	Director and Research Analyst. Dr. Martinez re-joined RCM in 2005 as an analyst on the RCM Research Healthcare Team, and Lead Portfolio Manager of the RCM Biotechnology Fund. From 2001 to 2004, he was the biotechnology analyst at Pequot Capital Management. Prior to joining Pequot, Camilo worked on RCM’s Healthcare Team from 1999 to 2001, as an analyst and RCM Biotechnology Fund Co-Portfolio Manager.

RCM Global Resources Fund	Paul D. Strand, CFA	2004 (Inception)	Vice President, Research Analyst/Sector Fund Manager, Energy and Portfolio Manager of the RCM Global Resources Fund. Mr. Strand joined RCM in 2003 and is responsible for integrated oil, oil and gas production, oil services, independent refiners and coal within the energy sector. Prior to joining RCM in 2003, he worked as a Senior Equity Analyst at Advantus Capital Management for 4 years, covering energy and consumer staples.

RCM Global Small-Cap Fund	Thomas J. Ross	2002	Director, Chief Investment Officer and Senior Portfolio Manager for both the U.S. and International Small-Cap strategies. Prior to transferring to RCM in San Francisco in 2001, Thomas was a senior analyst and portfolio manager with Dresdner Bank’s dit subsidiary located in Frankfurt Germany for 10 years, managing a variety of global portfolios, including the dit Technology, Multimedia, Software, and Biotechnology Funds.

RCM Healthcare Fund	Michael Dauchot, MD	1999 – 2004 2005	Dr. Dauchot re-joined RCM in 2005 as Senior Analyst and Lead Portfolio Manager of the RCM Healthcare Fund. He first joined RCM in 1999, and served as a Senior Analyst and Sector Fund Manager in the health care group. From 2004 – 2005, he was an analyst at Pequot Capital Management. Prior to originally joining RCM, he was a junior healthcare analyst at BancBoston Robertson Stephens.

RCM International Growth Equity Fund	Ara Jelalian	2005	Director, Portfolio Manager for International and Global Equities. Prior to joining RCM in 1998, Mr. Jelalian spent 7 years with Capital Resources (formerly SEI Capital Resources) where he held positions as Managing Director of Research and Director of International Research. Prior to SEI, Mr. Jelalian spent 7 years as an International Economist with First Chicago Corporation.

RCM Technology Fund	Walter C. Price, Jr. CFA*	1995 (Inception)	Managing Director, Senior Analyst and Co-Portfolio Manager of the RCM Technology Fund. He joined RCM in 1974 as a senior securities analyst in technology and became a principal in 1978.

	Huachen Chen, CFA*	1995 (Inception)	Senior Portfolio Manager and Co-Portfolio Manager of the RCM Technology Fund. Mr. Chen joined RCM as an analyst in 1984, and became a principal in 1994. At RCM, he has provided analytical coverage of many sectors within technology, as well as the electrical equipment and multi-industry areas.

*	Individuals have joint responsibility for the day-to-day management of the Fund.

NFJ

NFJ provides advisory services to mutual funds and institutional accounts. NFJ International Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of December 31, 2005, of approximately $19.9 billion.

The following individuals at NFJ have primary responsibility for the NFJ International Value Fund.

Portfolio Manager	Since	Recent Professional Experience
Chris Najork (Lead)	2002	Managing Director and founding partner of NFJ. He has over 35 years’ experience encompassing equity research and portfolio management. Prior to the formation of NFJ in 1989, he was a senior vice president, senior portfolio manager and analyst at NationsBank, which he joined in 1974.

Benno J. Fischer	2002	Managing Director and founding partner of NFJ. He has over 35 years’ experience in portfolio management, investment analysis and research. Prior to the formation of NFJ in 1989, he was chief investment officer (institutional and fixed income), senior vice president and senior portfolio manager of NationsBank, which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark Dodge.

E. Clifton Hoover, Jr.	2002	Managing Director at NFJ. He is a portfolio manager with 18 years’ experience in financial analysis and portfolio management. Prior to joining NFJ in 1997, he was associated with Credit Lyonnais from 1991 to 1997, where he served as a vice president and was responsible for the financial analysis and portfolio management of a diversified portfolio. He began his career as a financial analyst with NationsBank in 1985.

Prior to April 1, 2005, the NFJ International Value Fund was managed by Messrs. Najork, Fischer and Hoover in their capacities as officers of the Trust.

30	Allianz Funds

NACM

Organized in 1984, Nicholas-Applegate provides advisory services to mutual funds and institutional accounts. As of December 31, 2005, Nicholas-Applegate had approximately $15.6 billion in assets under management.

The following individuals at Nicholas-Applegate share primary responsibility for each of the noted Funds. In addition to the persons listed below, Horacio A. Valeiras, CFA is a Managing Director and the Chief Investment Officer of Nicholas-Applegate responsible for overseeing all investment and trading functions within the firm. Prior to joining Nicholas-Applegate in 2002, he was a managing director of Morgan Stanley Investment Management, London, responsible for developing and overseeing their Global Core Equity and European tactical asset allocation programs. From 1992 through 2000 he was head of International Equity and asset allocation programs with Miller Anderson & Sherrerd. He started in the investment management industry with Credit Suisse First Boston, where he became the director and chief international investment strategist based in their London office. He has eighteen years of investment management experience.

Fund	Portfolio Managers	Since	Recent Professional Experience
NACM Global Fund	Pedro Marcal	2002 (inception)	Managing Director, Senior Vice President and Portfolio Manager for the Nicholas-Applegate Global Equities strategies since 2001. Lead Portfolio Manager for the Nicholas-Applegate Emerging Countries strategies from 1994 until 2001. He has 5 years’ prior investment management experience with A.B. Laffer & Associates as an economist and A-Mark Precious Metals as a precious metals trader.

	Nicholas Melhuish*	2003	Managing Director, Senior Vice President and Lead Portfolio Manager for Nicholas-Applegate Global Equities strategies since 2003. Prior to joining Nicholas-Applegate in 2003, he was an international portfolio manager at Putnam Investments from 1999 to 2003 and managed international, European and Asian equities at Schroder Investment Management from 1991 to 1999.

	Joshua Moss	2005	Vice President and Investment Analyst for the Nicholas-Applegate Global Equities strategies. Prior to joining Nicholas-Applegate in 2001, he was with Credit Suisse First Boston in institutional equity sales and interned with Nicholas-Applegate as an analyst on the US Emerging Growth Team.

NACM International Fund	Horacio A. Valeiras, CFA*	2006	See Above.

	Steven Tael, Ph.D	2006	Vice President and Portfolio Manager at Nicholas-Applegate. Prior to joining Nicholas-Applegate in 2005, Mr. Tael was a research analyst for eight years at Mellon Capital Management. Prior to that, he was an Advisory Systems Engineer for Bank of America, where he co-developed a global portfolio risk reporting system. He also was Director of Information Technologies at AffiniCorp USA. He has ten years of investment experience.

NACM Pacific Rim Fund	Joseph Devine*	2005	Senior Vice President and Lead Portfolio Manager for the Nicholas-Applegate Pacific Rim and Emerging Market Opportunities strategies. Prior to joining Nicholas Applegate in 2005, he was a research analyst and trader for the international strategy team at Duncan-Hurst Capital Management L.P from 2000-2005. Prior to joining Duncan-Hurst, he held trading positions at Peregrine Investment Holdings Ltd. from 1996-1998 and Credit Suisse First Boston from 1998-2000 and was a financial consultant at Merrill Lynch. Mr. Devine has more than ten years of investment industry experience.

	Vincent Willyard, CFA	2005	Managing Director and Portfolio Manager for the Nicholas-Applegate Pacific Rim strategies and International Small-Cap and All-Cap strategies. Prior to joining Nicholas-Applegate in 2005, he was a portfolio manager at Duncan-Hurst Capital Management L.P. for its International Growth Equity and International Small-Cap Growth equity strategies from 1996-2005. Prior to joining Duncan-Hurst, Mr. Willyard was employed by Fidelity Investment Advisors Group. Mr. Willyard has more than ten years of investment industry experience.

*	Individual is a key decision maker for portfolio management and research.

Adviser/Sub-Adviser Relationship

Shareholders of each Fund have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by Allianz. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has the responsibility to oversee any Sub-Adviser and to recommend its hiring, termination and replacement.

Distributor

The Trust’s Distributor is Allianz Global Investors Distributors LLC, an affiliate of the Adviser. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

Prospectus	31

Regulatory and Litigation Matters

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement (the “NJ Settlement”) relating to the same subject matter with the Attorney General of the State of New Jersey (“NJAG”) in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. Also in September 2004, AGIFM, PEA and AGID settled separate regulatory actions with the SEC and the Attorney General of the State of California related to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares, pursuant to which they paid a total of $20.6 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements.

Since February 2004, AGIFM, PEA, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding (the “Maryland MDL”) in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut (the “Connecticut Action”). The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”), against AGIFM, PEA and AGID based on the same circumstances as those cited in the 2004 settlements with the SEC and NJAG involving alleged market timing activities referenced above. This action, which seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees, has been transferred to and consolidated with the Maryland MDL.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against AGIFM, PEA, AGID and/or AGI, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the NJ Settlement under Section 9(a), AGIFM, PEA, AGID, AGI and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the NJ Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Complaint were to result in court injunction against AGIFM, PEA or AGID, then AGI, AGIFM and certain of their affiliates would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, though there is no assurance that such exemptive relief would be granted.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM, PEA and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s, PEA’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated if those developments are likely to have a material adverse effect on the Funds or on the ability of AGIFM, AGID or the sub-advisers to perform their respective contracts with respect to the Funds.

32	Allianz Funds

Investment Options—Class A, B and C Shares

The Trust offers investors Class A, Class B and Class C shares of each Fund in this Prospectus (except the NACM International, NFJ International Value and RCM Global Resources Funds, which offer only Class A and Class C shares). Each class of shares is subject to different types and levels of sales charges and other fees than the other classes and bears a different level of expenses.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust’s multi-class arrangements is included in the Allianz Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares (the “Guide”), which is included as part of the Statement of Additional Information and can be obtained free of charge from the Distributor. See “How to Buy and Sell Shares—Allianz Funds and PIMCO Funds Shareholders’ Guide” below.

Class A Shares

•	You pay an initial sales charge of up to 5.50% when you buy Class A shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

•	You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Guide for details.

•	Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

•	You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

•	A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 30 days of acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

Class B Shares

•	You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially.

•	You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

•	A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 30 days of acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

•	Class B shares are subject to higher 12b-1 fees than Class A shares for the first seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004) they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•	Class B shares purchased on or before December 31, 2001 or after September 30, 2004 automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004). After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

•	For more information about the CDSC calculation and conversion date of shares received in an exchange, please see the Guide.

Class C Shares

•	You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

•	A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 30 days at acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

•	You normally pay a CDSC of 1% if you redeem Class C shares of the Funds during the first eighteen months (the first year for the RCM Biotechnology Fund) after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

Prospectus	33

•	Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•	Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after seven (or eight) years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than seven (or eight) years.

All Classes

Some or all of the payments described below are paid or “reallowed” to financial intermediaries. See the Statement of Additional Information and the Guide for details. The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

Initial Sales Charges Class A Shares

This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. Investors that purchase $1,000,000 or more of any Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of 1% if they redeem such shares during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

Initial Sales Charge—Class A Shares

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price
$0–$49,999	5.82%	5.50%
$50,000–$99,999	4.71%	4.50%
$100,000–$249,999	3.63%	3.50%
$250,000–$499,999	2.56%	2.50%
$500,000–$999,999	2.04%	2.00%
$1,000,000 +	0.00%	0.00%

Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of one of more funds that are series of the Trust or PIMCO Funds (other than the PIMCO Money Market Fund) that offer Class A shares (together, “Eligible Funds”), are summarized below and are described in greater detail in the Guide.

Combined Purchase Privilege.  Investors may qualify for a reduced sales charge on Class A shares by combining purchases of Class A shares of Eligible Funds into a single purchase (a “Single Purchase”), if the resulting purchase totals at least $50,000. The following may be deemed to be a Single Purchase: certain purchases by an individual investor’s spouse or children that may be combined with an investor’s purchase, single purchases by a fiduciary for multiple beneficiaries and single purchases for employee benefit plans of a single employer. Please see the Guide for details.

Cumulative Quantity Discount (Right of Accumulation).  A purchase of Class A shares of any Eligible Fund may qualify for a Cumulative Quantity Discount at the rate applicable to the discount bracket obtained by adding:

(i) the amount of the investor’s total current purchase (including any sales charge);

(ii) the aggregate net asset value (at the close of business on the day of the current purchase) of all Class A, Class B and Class C shares of any Eligible Fund held by the investor; and

(iii) the net asset value (at the close of business on the day of the current purchase) of all Class A, Class B and Class C shares owned by another shareholder eligible to be combined with the investor’s purchase into a Single Purchase.

Please see the Guide for restrictions applicable to shares held by certain employer-sponsored benefit programs.

34	Allianz Funds

Letter of Intent.  An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Reinstatement Privilege.  A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. The limitations and restrictions of this program are fully described in the Guide.

Method of Valuation of Accounts.  To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the net asset value (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount.

Sales at Net Asset Value.  In addition to the programs summarized above, the Funds may sell their Class A shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to: Trustees of the Funds; employees of the Adviser, Sub-Advisers and Distributor; employees of participating brokers; certain trustees or other fiduciaries purchasing shares for retirement plans; participants investing in certain “wrap accounts” and investors who purchase shares through a participating broker who has waived all or a portion of the payments it normally would receive from the Distributor at the time of purchase. In addition, Class A shares of the Funds issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Required Shareholder Information and Records.  In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify the Distributor that the investor qualifies for such a reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial intermediary or the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:

•	all of the investor’s accounts held directly with the Trust or through a financial intermediary;

•	any account of the investor at another financial intermediary; and

•	accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

The Trust makes available free of charge and in a clear and prominent format, on the Fund’s Web site at http://www.allianzinvestors.com, information regarding eliminations of and reductions in sales loads associated with Eligible Funds.

Class B and Class C Shares

As discussed above, Class B and Class C shares are not subject to an initial sales charge.

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Contingent Deferred Sales Charges (CDSCs) Class B and Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class B shares within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class B shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Class B Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	5
Second	4
Third	3
Fourth	3
Fifth	2
Sixth	1
Seventh and thereafter	0*

*	After the seventh year, Class B shares purchased on or before December 31, 2001 or after September 30, 2004 convert into Class A shares. As noted above, Class B shares purchased after December 31, 2001 but before October 1, 2004, convert into Class A shares after eight years.

Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class C shares of any Fund (except the RCM Biotechnology Fund) within the first eighteen months after purchase, you will pay 1% CDSC. For Class C shares of the RCM Biotechnology Fund, the 1% CDSC is charged for the first twelve months after purchase.

CDSCs on Class A Shares

Unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.

How CDSCs are Calculated Shares Purchased After December 31, 2001

Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share. CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur all the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC:

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

How CDSCs are Calculated Shares Purchased on or Before December 31, 2001

For shares purchased on or before December 31, 2001, the manner of calculating the CDSC on Class B and Class C shares (and where applicable, Class A shares) differs from that described above. For these shares, a CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your shares for the particular class of shares of a Fund to fall below the total dollar amount of your purchase payments subject to the CDSC. However, no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions of if the amount redeemed is derived from increases in the value of your account above the amount of the purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur all the lowest CDSC.

36	Allianz Funds

For example, the following illustrates the operation of the Class B CDSC on shares purchased on or before December 31, 2001.

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor’s account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor’s account for the Fund was reduced below the amount of the purchase payment). At the rate 5%, the Class B CDSC would be $100.

Shares that are received in exchange will be subject to the same CDSC calculation as the shares exchanged. In other words, shares received in exchange for shares purchased on or before December 31, 2001 will be subject to the same manner of CDSC calculation as the shares exchanged. In addition, Class B shares that are received in an exchange will be subject to a CDSC to the same extent as the shares exchanged and will convert into Class A shares at the same time as the original shares would have converted into Class A shares. Class C shares received in exchange for Class C shares with a different CDSC period will have the same CDSC period as the shares exchanged.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Guide for details. The Guide is available free of charge from the Distributor. See “How to Buy and Sell Shares—Allianz Funds and PIMCO Funds Shareholders’ Guide” below.

Distribution and Servicing (12b-1) Plans

The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

There is a separate 12b-1 Plan for each class of shares offered in this Prospectus. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):

All Funds	Servicing Fee	Distribution Fee
Class A	0.25%	None
Class B	0.25%	0.75%
Class C	0.25%	0.75%

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Therefore, although Class B and Class C shares may not pay initial sales charges, the distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of your purchase a commission equal to 4.00% and 1.00%, respectively, of your investment in such share classes. Please see the Statement of Additional Information and Guide for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurances companies and banks.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this section only, collectively, the “Distributor”) may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their

Prospectus	37

customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of Allianz Funds (the “Trust”), other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets of a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s expense. These payments may be made, at the discretion of the Distributor, to some of the top 50 financial firms that have sold the greatest amounts of shares of the Funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that are expected to terminate, although the actual termination date is not known. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to make transactions for the Fund’s portfolio, the Fund will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information and Guide.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares. Please see “Management of the Funds—Administrative Fees” above.

How Fund Shares Are Priced

The net asset value per share (“NAV”) of a Fund’s Class A, Class B and Class C shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other

38	Allianz Funds

market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Trust’s global and international Funds are currently utilizing modeling tools provided by third-party vendors to determine fair values of foreign securities, and other Funds may do the same depending upon the extent of foreign securities held in their portfolios. The Funds’ use of fair value pricing may help deter “stale price arbitrage,” as discussed below under “Abusive Trading Practices.”

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the net asset value of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the NACM Global, NACM International, NACM Pacific Rim, NFJ International Value, RCM Global Resources, RCM Global Small-Cap, RCM Healthcare, RCM International Growth Equity and RCM Technology Funds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Funds.

Allianz Funds and PIMCO Funds Shareholders' Guide

More detailed information about the Trust’s purchase, sale and exchange arrangements for Fund shares is provided in the Allianz Funds and PIMCO Funds Shareholders’ Guide (the “Guide”), which is included in the Statement of Additional Information and can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

•	Automated telephone and wire transfer procedures
•	Automatic purchase, exchange and withdrawal programs
•	Programs that establish a link from your Fund account to your bank account
•	Special arrangements for tax-qualified retirement plans
•	Investment programs which allow you to reduce or eliminate initial sales charges
•	Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation of Share Price and Redemption Payments

When you buy shares of the Funds, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC, redemption fee or other fee. NAVs are ordinarily determined at the close of regular trading (normally, 4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open.

Prospectus	39

See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer before the NAV has been calculated and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed at that day’s NAV). Please see the Guide for details.

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day’s NAV).

Buying Shares

You can buy Class A, Class B or Class C shares of the Funds in the following ways:

•	Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

•	Directly from the Trust. To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to:

Allianz Global Investors Distributors LLC

P.O. Box 9688

Providence, RI 02940-0926

The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Global Investors Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Guide describes a number of additional ways you can make direct investments, including through the Allianz Funds and PIMCO Funds Auto-Invest and Allianz Funds and PIMCO Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “Allianz Funds and PIMCO Funds Shareholders’ Guide” above.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued unless specifically requested in writing.

An investor should invest in the Funds for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

The following investment minimums apply for purchases of Class A, Class B and Class C shares.

Initial Investment	Subsequent Investments
$5,000 per Fund	$100 per Fund

Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans, and for special investment programs and plans offered by the Trust, such as the Allianz Funds and PIMCO Funds Auto-Invest and Allianz Funds and PIMCO Funds Fund Link programs. Please see the Guide for details.

40	Allianz Funds

Small Account Fee

Because of the disproportionately high costs of servicing accounts with low balances, you will be charged a fee at the annual rate of $16 if your account balance for any Fund falls below a minimum level of $2,500, except for Uniform Gift to Minors, IRA, Roth IRA, employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs, SAR/SEPs, Auto-Invest and Auto-Exchange accounts, for which the limit is $1,000. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) However, you will not be charged this fee if the aggregate value of all of your Allianz Funds and PIMCO Funds accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. Each Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

Minimum Account Size

Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your Allianz Funds and PIMCO Funds accounts exceeds $50,000.

Exchanging Shares

Except as provided below and/or in the applicable Funds’ or series’ prospectus(es), you may exchange your Class A, Class B or Class C shares of any Fund for the same Class of shares of any other Fund or of another series of the Trust or PIMCO Funds. Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Funds within 30 days of the acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” below. Shares are exchanged on the basis of their respective NAVs, minus the Redemption Fee, next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any other exchange fees or charges. Exchanges are subject to the $5,000 minimum initial purchase requirements for each Fund, except with respect to tax-qualified programs and exchanges effected through the Allianz Funds and PIMCO Funds Auto-Exchange plan. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to Allianz Global Investors Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926. You can get an exchange form by calling the Distributor at 1-800-426-0107.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market-timing” strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, B and C shares. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of each Fund’s underlying beneficial owners.

The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “Allianz Funds and PIMCO Funds Shareholders’ Guide” above.

Abusive Trading Practices

The Trust generally encourages shareholders to invest in the Funds as part of a long-term investment strategy. The Trust discourages excessive, short-term trading and other abusive trading practices. Such activities, sometimes referred to as “market timing,” may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its

Prospectus	41

shareholders. The Trust’s Board has adopted policies and procedures designed to discourage, and otherwise limit the negative effects of, abusive trading practices.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. See “Redemption Fees” below for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” above for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund because the broker, retirement plan administrator or fee-based program sponsor maintains the record of each Fund’s underlying beneficial owners. This makes it more difficult for the Funds to identify short-term transactions in the Funds.

Selling Shares

You can sell (redeem) Class A, Class B or Class C shares of the Funds in the following ways:

•	Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return.

•	Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust’s Transfer Agent, PFPC, Inc., P.O. Box 9688, Providence, RI 02940-0926:

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Guarantee” below;

(3) any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request to the Trust if they are held in broker “street name” accounts—you must redeem through your broker.

42	Allianz Funds

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Guarantee” below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Guide describes a number of additional ways you can redeem your shares, including:

•	Telephone requests to the Transfer Agent
•	Allianz Funds and PIMCO Funds Automated Telephone System (ATS)
•	Expedited wire transfers
•	Automatic Withdrawal Plan
•	Allianz Funds and PIMCO Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.

Other than an applicable CDSC or the Redemption Fee, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Timing of Redemption Payments

Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer. Under unusual circumstances, the Trust may delay your redemption payments for more than seven days, as permitted by law.

Redemptions In Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemption Fees

Investors in Class A, Class B and Class C shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceeds after any applicable deferred sales charges). Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges.

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her

Prospectus	43

shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 30 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 20 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, as described above under “Abusive Trading Practices,” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard. See, for example, “Limitations on the Assessment of Redemption Fees” below.

Limitations on the Assessment of Redemption Fees.  The Funds may not be able to impose and/or collect the Redemption Fee in certain circumstances. For example, the Funds will not be able to collect the Redemption Fee on redemptions and exchanges by shareholders who invest through retirement plans or financial intermediaries (for example, through certain broker-dealer omnibus accounts or recordkeeping organizations) that have not agreed to assess or collect the Redemption Fee from such shareholders or that have not agreed to provide the information necessary for the Funds to impose the Redemption Fee on such shareholders or do not currently have the capability to assess or collect the Redemption Fee. The Funds may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of individual investors from the Fund. This makes it more difficult for the Funds to identify short-term transactions in the Funds, and makes assessment of the Redemption Fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due to these limitations on the assessment of the Redemption Fee, the Funds’ use of Redemption Fees may not successfully eliminate excessive short-term trading in shares of the Funds or fully insulate long-term shareholders from associated costs.

Waivers of Redemption Fees.  In the following situations, the Funds have elected not to impose the Redemption Fee: (i) redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions; (ii) certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans; (iii) redemptions or exchanges in discretionary asset allocation or wrap programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than quarterly; (iv) redemptions or exchanges in a wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan; (v) involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Funds, or to pay shareholder fees; (vi) redemptions and exchanges effected by other mutual funds that are sponsored by Pacific Investment Management Company or its affiliates; and (vii) otherwise as the Adviser or the Trust may determine in its sole discretion.

Applicability of Redemption Fees in Certain Defined Contribution Plans.  Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, hardship withdrawals, or Qualified Domestic Relations Orders; 4) redemptions made as part of a systematic withdrawal plan; 5) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan or 6) redemptions made in connection with a participant’s termination of employment. Redemption Fees generally will apply to other participant directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A

44	Allianz Funds

that were purchased with new contributions, into Fund B, a redemption fee would not apply to that exchange. However, any subsequent participant directed exchange of those shares from Fund B into Fund A or another fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph (and other limitations on imposing redemption fees, as discussed above).

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the Funds, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Guarantee” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee

When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

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Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. The following shows when each Fund intends to declare and distribute income dividends to shareholders of record.

Fund	At Least Annually	Quarterly
NFJ International Value Fund		•
All other Funds	•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.
•	Invest all distributions in shares of the same class of any other Fund or another series of the Trust or PIMCO Funds which offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.
•	Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact your broker or call the Distributor at 1-800-426-0107.

Tax Consequences

•	Taxes on Fund Distributions. If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you receive them in cash or reinvest them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends consisting of distributions of investment income are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to you as long-term capital gains. Long-term capital gains rates applicable to individuals have been temporarily reduced—in general to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable to you at ordinary income rates. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the

46	Allianz Funds

Funds as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

•	Taxes When You Sell (Redeem) or Exchange Your Shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

•	A Note on Foreign Investments. A Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. Shareholders of each of the Funds except the RCM Biotechnology Fund may be entitled to claim a credit or deduction with respect to foreign taxes.

•	Backup Withholding. The Funds are required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number. The backup withholding rate will be 28% for amounts paid through December 10, 2010 and 31% for amounts paid thereafter. Please see the Statement of Additional Information for further details about the new backup withholding tax rates.

This section relates only to federal income tax consequences of investing in the Funds; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds identified under “Summary Information” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Adviser, the Sub-Advisers and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Fixed Income Securities and Defensive Strategies

Each of the Funds may invest to varying degrees in fixed income securities, including for cash management purposes. The RCM Funds may invest up to 20% of their assets in fixed income securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include corporate and government bonds, notes, certificates of deposit, commercial paper, convertible securities and mortgage-backed and other asset-backed securities. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (defined below) tend to be more sensitive to interest rate movements than those with shorter durations. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

Each of the Funds may make temporary investments of all or a substantial portion of its assets in high quality fixed income securities, cash and cash equivalents in response to unfavorable market and other conditions.

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Companies With Smaller Market Capitalizations

Each of the Funds may invest in securities of companies with market capitalizations that are small compared to other publicly traded companies. The RCM Global Small-Cap Fund invests primarily in smaller companies and is especially sensitive to the risks described below. In addition, the other Funds generally have substantial exposure to these risks.

Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial Public Offerings

The Funds, particularly the RCM Biotechnology and RCM Technology Funds, may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Foreign (Non-U.S.) Securities

Each of the Funds may invest in foreign (non-U.S.) securities. The NACM Global and NACM International Funds invest principally in securities of foreign issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “foreign securities”). The NACM Pacific Rim Fund invests principally in equity securities located within the Pacific Rim.

The NFJ International Value Fund normally invests at least 65% of its assets in common stocks of non-U.S. companies

For the RCM Funds, RCM considers foreign equity securities to include the following types of equity and equity-linked securities (together, for these purposes, “foreign securities”): securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; and securities of other investment companies investing primarily in such equity and equity-related foreign securities. RCM expects that these Funds’ foreign investments will primarily be traded on recognized foreign securities exchanges. However, each RCM Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in foreign markets, when RCM believes that such securities are not publicly traded either in the U.S. or foreign markets.

48	Allianz Funds

All of the Funds may invest in American Depository Receipts (ADRs), European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds, particularly the NACM Global and NACM International Funds, may invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU’s objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as separate nations adjust to the reduction in flexibility, independence and sovereignty that the EMU requires. High unemployment and a sense of “deculteralization” within the general public and the participating countries could lead to political unrest and continuing labor disturbances.

Emerging Market Securities

Each of the Funds that may invest in foreign securities may invest in securities of issuers based in countries with developing (or “emerging market”) economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Special Risks of Investing in Russian and Other Eastern European Securities.  Each of the Funds that may invest in emerging market securities may invest a significant portion of its assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the

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political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a “share extract,” but that extract is not legally determinative of ownership. The official record of ownership of a company’s shares is maintained by the company’s share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign Currencies

A Fund that invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk. The Funds are particularly sensitive to this risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Foreign Currency Transactions.  The Funds may enter into forward foreign currency exchange contracts for a variety of purposes, including for risk management, for leverage and to increase exposure to a foreign currency or shift exposure from one foreign currency to another. In addition, the Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to a foreign currency or to shift exposure of foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. To the extent that it does so, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio management team or portfolio manager. The Funds may use one currency (or basket of currencies) to hedge against adverse changes in the value of another currency (or basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with the procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Industry Concentration

Market conditions, interest rates, and economic, regulatory or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

Natural Resources.  The RCM Global Resources Fund concentrates its investments in companies in the natural resources industries—including, but not limited to, the industry sub-sectors involving cyclical commodities, energy, paper and forest products, precious metals and utilities. The natural resources industries can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations.

The cyclical industries can be significantly affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls and worldwide competition. For example, commodity price declines and unit volume reductions resulting from an over-supply of materials used in cyclical industries can adversely affect those industries. Furthermore, a company in the cyclical industries can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

The energy industry can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other government regulations.

50	Allianz Funds

The paper and forest products industry can be significantly affected by the health of the economy, worldwide production capacity, and interest rates, which can affect product pricing, costs, and operating margins. These variables can also affect the level of industry and consumer capital spending for paper and forest products.

The utilities industry can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel, and natural resource conservation.

The precious metals industry can be significantly affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. These factors may cause substantial price fluctuations for precious metals over short periods of time. The prices of precious metals, however, are less subject to local and company-specific factors than securities of individual companies. As a result, precious metals may be more or less volatile in price than securities of companies engaged in precious-metals related businesses.

Convertible Securities

Each Fund may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Derivatives

Each Fund may, but is not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly participate in other types of investments. A Fund may also use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager or portfolio management team may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Funds may buy, sell or otherwise utilize include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. The Funds may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of these Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

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Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments. Leveraging risk may be especially applicable to Funds that may write uncovered or “naked” options.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

Equity-Linked Securities

The Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See “Foreign Securities” above. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid and thus subject to each Fund’s restrictions on investments in illiquid securities.

Credit Ratings and Unrated Securities

The Funds may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including

52	Allianz Funds

convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Advisers do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield securities” or “junk bonds.” The Funds may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan, which may be an affiliate of the Fund.

Short Sales

Each Fund may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a particular security and be obligated to repay the lender of the security any dividend or interest that accrue on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. The NACM Funds may engage in short sales where they do not own or have the immediate right to acquire the security sold short at no additional cost (sometimes referred to as a “naked short”), which involve heightened risks. The other Funds may not engage in naked shorts. For these purposes, a short sale will not be considered to be “naked” if the Fund holds or has the right to acquire securities which, without the payment of further consideration, are convertible or exchangeable for the securities sold short. A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

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Reverse Repurchase Agreements and Other Borrowings

Each Fund may enter into reverse repurchase agreements, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund. In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Illiquid Securities

Each Fund may invest in illiquid securities so long as not more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Other Investment Companies

Each Fund may invest in other investment companies. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Common Stocks

Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If a Fund’s portfolio manager’s assessment of the prospects for a company’s earnings growth is wrong, or if their judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the Fund’s portfolio manager has placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies that a Fund’s portfolio manager believes are undergoing positive change and whose stock the portfolio manager believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a Fund’s portfolio manager’s assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the portfolio manager has placed on it.

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Equity Securities

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to different degrees.

Corporate Debt Securities

Each Fund may invest in corporate debt securities. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The NACM International Fund is expected to have portfolio turnover rates of between 125% and 175%. The NACM Pacific Rim and NACM Global Funds are expected to have portfolio turnover rates greater than 300%. The RCM Funds are also particularly susceptible to this risk. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that have recently changed Sub-Advisers and/or investment objectives and policies may experience increased portfolio turnover due to the differences between the Funds’ previous and current investment objectives and policies and portfolio management strategies. During the most recently completed fiscal year, each of the NACM Global, NACM International, NACM Pacific Rim, RCM Biotechnology, RCM Global Resources, RCM Healthcare, RCM International Growth Equity and RCM Technology Funds had a portfolio turnover rate in excess of 100%.

Changes in Investment Objectives and Policies

The investment objective of each of the NACM Funds and the NFJ International Value Fund described in this Prospectus is not fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. In addition, it is a fundamental policy that may not be changed without shareholder approval that the RCM Global Small-Cap and RCM Technology Funds must each invest in companies located in at least three different countries. However, unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. In addition, each Fund may be subject to restrictions on their ability to utilize certain investments or investment techniques. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. Each of the NACM Pacific Rim, RCM Biotechnology, RCM Global Small-Cap, RCM Healthcare, RCM International Growth Equity and RCM Technology Funds have adopted 80% investment policies under Rule 35d-1 under the Investment Company Act of 1940 and will not change such policy as it is stated in the first paragraph of each Fund’s respective Fund Summary unless such Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the Securities and Exchange Commission from time to time. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller- Sized Funds

In addition to the risks described under “Summary of Principal Risks” above and in this section, several of the Funds are newly formed and therefore have limited or no performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets.

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Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. In addition, the RCM Funds may use Grassroots(SM) Research in addition to their traditional research activities. Grassroots(SM) Research is a division of RCM Capital Management LLC. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to RCM Capital Management LLC and certain of its affiliates that is paid for by commissions generated by orders executed on behalf of RCM Capital Management LLC’s clients, including the Funds. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities are available in the Trust’s Statement of Additional Information. In addition, the Adviser will post each Fund’s portfolio holdings information on its website at www.allianzinvestors. com. The Adviser’s website will contain each Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately thirty (30) days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the Commission for the period that includes the date as of which the website information is current. For each portfolio security (not including cash positions), the posted information will include: (i) the name of the issuer, (ii) CUSIP numbers, (iii) number of shares or aggregate par value held, (iv) market price (per security and in the aggregate) and (v) percentage of the Fund’s base market value represented by the security. The posted schedule will also provide each Fund’s total net assets. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class A, Class B and Class C shares of each Fund since each class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions.

Except as provided in the next sentence, this information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual reports to shareholders. The information for the period ended December 31, 2005 is included in the Trust’s semi-annual reports to shareholders, and is unaudited. The annual reports and semi-annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
NACM Global Fund
Class A
12/31/2005†	$15.43	$(0.05	)(a)	$2.00	(a)	$1.95	$0.00	$(0.68)
06/30/2005	14.23	0.00	(a)	1.80	(a)	1.80	0.00	(0.61)
06/30/2004	11.71	(0.03	)(a)	3.49	(a)	3.46	0.00	(0.95)
07/19/2002 - 06/30/2003	10.00	(0.06	)(a)	1.80	(a)	1.74	(0.03)	0.00
Class B
12/31/2005†	15.09	(0.11	)(a)	1.96	(a)	1.85	0.00	(0.68)
06/30/2005	14.03	(0.10	)(a)	1.76	(a)	1.66	0.00	(0.61)
06/30/2004	11.64	(0.14	)(a)	3.47	(a)	3.33	0.00	(0.95)
07/19/2002 - 06/30/2003	10.00	(0.12	)(a)	1.79	(a)	1.67	(0.03)	0.00
Class C
12/31/2005†	15.13	(0.11	)(a)	1.96	(a)	1.85	0.00	(0.68)
06/30/2005	14.05	(0.10	)(a)	1.78	(a)	1.68	0.00	(0.61)
06/30/2004	11.66	(0.15	)(a)	3.48	(a)	3.33	0.00	(0.95)
07/19/2002 - 06/30/2003	10.00	(0.12	)(a)	1.78	(a)	1.66	0.00	0.00
NACM International Fund
Class A
12/31/2005†	$16.24	$(0.03	)(a)	$3.60	(a)	$3.57	$(0.15)	$(0.51)
10/29/2004 - 06/30/2005	14.81	0.32	(a)	1.20	(a)	1.52	(0.09)	0.00
Class C
12/31/2005†	16.17	(0.09	)(a)	3.57	(a)	3.48	(0.09)	(0.51)
10/29/2004 - 06/30/2005	14.81	0.27	(a)	1.17	(a)	1.44	(0.08)	0.00
NACM Pacific Rim Fund
Class A
12/31/2005†	$9.97	$(0.02	)(a)	$3.91	(a)	$3.89	$(0.04)	$(0.44)
06/30/2005	9.23	0.01	(a)	0.86	(a)	0.87	0.00	(0.13)
06/30/2004	6.28	(0.03	)(a)	2.94	(a)	2.91	0.00	0.00
07/31/2002 - 06/30/2003	6.86	0.02	(a)	(0.60	)(a)	(0.58)	0.00	0.00
Class B
12/31/2005†	9.80	(0.06	)(a)	3.83	(a)	3.77	0.00 (v)	(0.44)
06/30/2005	9.14	(0.06	)(a)	0.85	(a)	0.79	0.00	(0.13)
06/30/2004	6.26	(0.10	)(a)	2.94	(a)	2.84	0.00	0.00
07/31/2002 - 06/30/2003	6.86	0.00	(a)	(0.60	)(a)	(0.60)	0.00	0.00
Class C
12/31/2005†	9.75	(0.06	)(a)	3.81	(a)	3.75	0.00 (v)	(0.44)
06/30/2005	9.09	(0.06	)(a)	0.85	(a)	0.79	0.00	(0.13)
06/30/2004	6.23	(0.10	)(a)	2.92	(a)	2.82	0.00	0.00
07/31/2002 - 06/30/2003	6.86	(0.05	)(a)	(0.58	)(a)	(0.63)	0.00	0.00
NFJ International Value Fund
Class A
12/31/2005†	$15.36	$0.21	(a)	$2.19	(a)	$2.40	$(0.07)	$(0.15)
03/31/2005 - 06/30/2005	15.21	0.13	(a)	0.12	(a)	0.25	(0.10)	0.00
Class C
12/31/2005†	15.35	0.17	(a)	2.16	(a)	2.33	(0.05)	(0.15)
03/31/2005 - 06/30/2005	15.21	0.11	(a)	0.12	(a)	0.23	(0.09)	0.00

†	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding tax expense is 1.85%.
(c)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.30%.
(d)	Ratio of expenses to average net assets excluding tax expense is 2.60%.
(e)	Ratio of expenses to average net assets excluding trustees’ and tax expense is 1.51%.
(f)	Ratio of expenses to average net assets excluding trustees’ and tax expense is 2.26%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.60%.
(h)	Ratio of expenses to average net assets excluding trustees’ expense is 2.35%.
(i)	Ratio of expenses to average net assets excluding tax and interest expense is 1.85%.
(j)	Ratio of expenses to average net assets excluding tax and interest expense is 2.60%.
(k)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 30.13%.
(l)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 16.95%.
(m)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 26.95%.
(n)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.55%.

58	Allianz Funds

Total Distributions	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.68)	$0.00	(a)	$16.70	12.66%	$6,242	1.46	%*(w)	(0.63	) %*	64%
(0.61)	0.01	(a)	15.43	12.87	3,701	1.57	(u)(e)	0.01		148
(0.95)	0.01	(a)	14.23	30.48	1,421	1.56	(n)	(0.21)		203
(0.03)	0.00	(a)	11.71	17.48	61	1.55	*(k)	(0.56	) *	260

(0.68)	0.00	(a)	16.26	12.28	8,158	2.21	*(x)	(1.38	) *	64
(0.61)	0.01	(a)	15.09	12.04	4,098	2.31	(u)(f)	(0.71)		148
(0.95)	0.01	(a)	14.03	29.51	1,361	2.31	(c)	(1.06)		203
(0.03)	0.00	(a)	11.64	16.69	40	2.30	*(l)	(1.18	) *	260

(0.68)	0.00	(a)	16.30	11.14	7,785	2.21	*(x)	(1.37	) *	64
(0.61)	0.01	(a)	15.13	12.16	4,831	2.32	(u)(f)	(0.71)		148
(0.95)	0.01	(a)	14.05	29.45	1,369	2.31	(c)	(1.09)		203
0.00	0.00	(a)	11.66	16.61	79	2.30	*(m)	(1.15	) *	260

$(0.66)	$0.00	(a)	$19.15	22.04%	$52,711	1.45	%*(y)	(0.28	) %*	62%
(0.09)	0.00	(a)	16.24	10.30	16,358	1.45	*	3.02		107

(0.60)	0.00	(a)	19.05	21.60	26,091	2.19	*(z)	(1.03	) *	62
(0.08)	0.00	(a)	16.17	9.77	8,844	2.20	*	2.49		107

$(0.48)	$0.00	(a)	$13.38	39.22%	$48,067	1.76	%(1)	(0.30	) %*	73%
(0.13)	0.00	(a)	9.97	9.49	23,351	1.94	(t)(u)	0.10		101
0.00	0.04	(a)	9.23	46.97	18,824	1.87	(b)	(0.33)		118
0.00	0.00	(a)	6.28	(8.45)	168	1.89	*(i)	0.29	*	264

(0.44)	0.00	(a)	13.13	38.63	20,172	2.50	*(2)	(1.05	) *	73
(0.13)	0.00	(a)	9.80	8.70	9,844	2.69	(s)(u)	(0.61)		101
0.00	0.04	(a)	9.14	46.01	7,101	2.61	(d)	(1.09)		118
0.00	0.00	(a)	6.26	(8.75)	79	2.64	*(j)	(0.08	) *	264

(0.44)	0.00	(a)	13.06	37.25	37,119	2.50	*(2)	(1.05	) *	73
(0.13)	0.00	(a)	9.75	8.75	17,268	2.69	(s)(u)	(0.62)		101
0.00	0.04	(a)	9.09	45.91	12,661	2.61	(d)	(1.11)		118
0.00	0.00	(a)	6.23	(9.18)	141	2.64	*(j)	(1.03	) *	264

$(0.22)	$0.00	(a)(v)	$17.54	15.67%	$19,451	1.45	%*(3)	2.42	%*	10%
(0.10)	0.00	(a)	15.36	1.62	1,009	1.34	*(o)	3.51		61

(0.20)	0.00	(a)(v)	17.48	15.19	9,260	2.18	*(4)	2.03	*	10
(0.09)	0.00	(a)	15.35	1.52	351	2.03	*(o)	3.07		61

(o)	Effective May 1, 2005, the Fund paid an Advisory Fee of 0.60%.
(p)	Ratio of expenses to average net assets excluding trustees’ expense is 1.59%.
(q)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(r)	Ratio of expenses to average net assets excluding trustees’ expense is 2.34%.
(s)	Ratio of expenses to average net assets excluding trustees’, interest and tax expense is 2.57%.
(t)	Ratio of expenses to average net assets excluding trustees’, interest and tax expense is 1.82%.
(u)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(v)	Amount is less than $0.01.
(w)	Ratio of expenses to average net assets excluding trustees’ expense is 1.45%.
(x)	Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.
(y)	Ratio of expenses to average net assets excluding trustees’ expense is 1.44%.
(z)	Ratio of expenses to average net assets excluding trustees’ expense is 2.18%.
(1)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.75%.
(2)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.49%.
(3)	Ratio of expenses to average net assets excluding trustees’ expense is 1.43%.
(4)	Ratio of expenses to average net assets excluding trustees’ expense is 2.17%.

Prospectus	59

Financial Highlights (continued)

Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
RCM Biotechnology Fund
Class A
12/31/2005†	$24.60	$(0.19	)(a)	$1.22	(a)	$1.03	$0.00	$0.00
06/30/2005	25.68	(0.35	)(a)	(0.74	)(a)	(1.09)	0.00	0.00
06/30/2004	21.24	(0.38	)(a)	4.81	(a)	4.43	0.00	0.00
06/30/2003	15.97	(0.26	)(a)	5.53	(a)	5.27	0.00	0.00
02/05/2002 - 06/30/2002	23.47	(0.11	)(a)	(7.39	)(a)	(7.50)	0.00	0.00
Class B
12/31/2005†	23.98	(0.28	)(a)	1.19	(a)	0.91	0.00	0.00
06/30/2005	25.21	(0.52	)(a)	(0.72	)(a)	(1.24)	0.00	0.00
06/30/2004	21.02	(0.55	)(a)	4.73	(a)	4.18	0.00	0.00
06/30/2003	15.92	(0.38	)(a)	5.48	(a)	5.10	0.00	0.00
02/05/2002 - 06/30/2002	23.47	(0.15	)(a)	(7.40	)(a)	(7.55)	0.00	0.00
Class C
12/31/2005†	23.98	(0.28	)(a)	1.19	(a)	0.91	0.00	0.00
06/30/2005	25.22	(0.52	)(a)	(0.73	)(a)	(1.25)	0.00	0.00
06/30/2004	21.02	(0.55	)(a)	4.74	(a)	4.19	0.00	0.00
06/30/2003	15.92	(0.39	)(a)	5.49	(a)	5.10	0.00	0.00
02/05/2002 - 06/30/2002	23.47	(0.15	)(a)	(7.40	)(a)	(7.55)	0.00	0.00
RCM Global Small-Cap Fund
Class A
12/31/2005†	$22.48	$(0.13	)(a)	$3.72	(a)	$3.59	$0.00	$0.00
06/30/2005	19.63	(0.08	)(a)	2.92	(a)	2.84	0.00	0.00
06/30/2004	13.55	(0.11	)(a)	6.18	(a)	6.07	0.00	0.00
06/30/2003	13.24	(0.09	)(a)	0.40	(a)	0.31	0.00	0.00
02/05/2002 - 06/30/2002	13.10	(0.03	)(a)	0.17	(a)	0.14	0.00	0.00
Class B
12/31/2005†	21.99	(0.21	)(a)	3.64	(a)	3.43	0.00	0.00
06/30/2005	19.35	(0.23	)(a)	2.86	(a)	2.63	0.00	0.00
06/30/2004	13.45	(0.23	)(a)	6.12	(a)	5.89	0.00	0.00
06/30/2003	13.20	(0.17	)(a)	0.42	(a)	0.25	0.00	0.00
02/05/2002 - 06/30/2002	13.10	(0.06	)(a)	0.16	(a)	0.10	0.00	0.00
Class C
12/31/2005†	21.98	(0.21	)(a)	3.64	(a)	3.43	0.00	0.00
06/30/2005	19.34	(0.25	)(a)	2.88	(a)	2.63	0.00	0.00
06/30/2004	13.44	(0.24	)(a)	6.13	(a)	5.89	0.00	0.00
06/30/2003	13.19	(0.17	)(a)	0.42	(a)	0.25	0.00	0.00
02/05/2002 - 06/30/2002	13.10	(0.07	)(a)	0.16	(a)	0.09	0.00	0.00
RCM Healthcare Fund
Class A
12/31/2005†	$21.19	$(0.08	)(a)	$1.18	(a)	$1.10	$0.00	$0.00
06/30/2005	20.80	(0.05	)(a)	0.44	(a)	0.39	0.00	0.00
06/30/2004	18.64	(0.18	)(a)	2.34	(a)	2.16	0.00	0.00
06/30/2003	16.24	(0.14	)(a)	2.54	(a)	2.40	0.00	0.00
02/05/2002 - 06/30/2002	19.17	(0.07	)(a)	(2.86	)(a)	(2.93)	0.00	0.00
Class B
12/31/2005†	20.64	(0.16	)(a)	1.16	(a)	1.00	0.00	0.00
06/30/2005	20.41	(0.21	)(a)	0.44	(a)	0.23	0.00	0.00
06/30/2004	18.43	(0.33	)(a)	2.31	(a)	1.98	0.00	0.00
06/30/2003	16.19	(0.26	)(a)	2.50	(a)	2.24	0.00	0.00
02/05/2002 - 06/30/2002	19.17	(0.12	)(a)	(2.86	)(a)	(2.98)	0.00	0.00
Class C
12/31/2005†	20.64	(0.16	)(a)	1.16	(a)	1.00	0.00	0.00
06/30/2005	20.42	(0.21	)(a)	0.43	(a)	0.22	0.00	0.00
06/30/2004	18.44	(0.33	)(a)	2.31	(a)	1.98	0.00	0.00
06/30/2003	16.20	(0.26	)(a)	2.50	(a)	2.24	0.00	0.00
02/05/2002 - 06/30/2002	19.17	(0.12	)(a)	(2.85	)(a)	(2.97)	0.00	0.00

†	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.75%.
(c)	Ratio of expenses to average net assets excluding interest expense is 1.85%.
(d)	Ratio of expenses to average net assets excluding interest expense is 2.60%.
(e)	Ratio of expenses to average net assets excluding interest expense is 1.75%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.85%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 2.35%.
(h)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.35%.
(i)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.60%.
(j)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.60%.
(k)	Ratio of expenses to average net assets excluding trustees’ and tax expense is 2.57%.
(l)	Ratio of expenses to average net assets excluding trustees’ and tax expense is 2.56%.
(m)	Ratio of expenses to average net assets excluding trustees’ and tax expense is 1.81%.
(n)	Ratio of expenses to average net assets excluding trustees’ expense is 1.70%.

60	Allianz Funds

Total Distributions	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$0.00	$0.00	(a)(1)	$25.63	4.19%	$16,411	1.57	%*(2)	(1.41	)%*	81%
0.00	0.01	(a)	24.60	(4.21)	14,849	1.60	(p)(q)	(1.44)		139
0.00	0.01	(a)	25.68	20.90	13,877	1.61	(g)	(1.58)		121
0.00	0.00	(a)	21.24	33.00	4,616	1.61	(g)*	(1.45)		145
0.00	0.00	(a)	15.97	(31.96)	484	1.60	*	(1.42	) *	76

0.00	0.00	(a)(1)	24.89	3.79	7,976	2.32	*(3)	(2.16	) *	81
0.00	0.01	(a)	23.98	(4.88)	7,896	2.35	(q)(r)	(2.20)		139
0.00	0.01	(a)	25.21	19.93	8,215	2.36	(h)	(2.32)		121
0.00	0.00	(a)	21.02	32.04	1,949	2.36	(h)	(2.20)		145
0.00	0.00	(a)	15.92	(32.17)	328	2.35	*	(2.13	) *	76

0.00	0.00	(a)(1)	24.89	3.79	8,138	2.32	*(3)	(2.16	) *	81
0.00	0.01	(a)	23.98	(4.92)	8,422	2.35	(q)(r)	(2.20)		139
0.00	0.01	(a)	25.22	19.98	9,248	2.36	(h)	(2.32)		121
0.00	0.00	(a)	21.02	32.04	3,935	2.36	(h)	(2.19)		145
0.00	0.00	(a)	15.92	(32.17)	448	2.35	*	(2.13	) *	76

$0.00	$0.01	(a)	$26.08	16.06%	$44,623	1.76	%*(b)	(1.02	)%*	41%
0.00	0.01	(a)	22.48	14.52	25,389	1.84	(m)(o)	(0.38)		96
0.00	0.01	(a)	19.63	44.87	9,613	1.85		(0.63)		111
0.00	0.00	(a)	13.55	2.34	683	1.86	(f)	(0.78)		183
0.00	0.00	(a)	13.24	1.07	179	1.87	*(c)	(0.48	) *	326

0.00	0.01	(a)	25.43	15.69	30,127	2.51	*(5)	(1.76	) *	41
0.00	0.01	(a)	21.99	13.64	17,637	2.59	(i)(o)	(1.11)		96
0.00	0.01	(a)	19.35	43.87	6,945	2.60		(1.29)		111
0.00	0.00	(a)	13.45	1.89	546	2.62	(i)	(1.44)		183
0.00	0.00	(a)	13.20	0.76	53	2.62	*(d)	(1.13	) *	326

0.00	0.01	(a)	25.42	15.65	28,844	2.51	*(5)	(1.77	) *	41
0.00	0.01	(a)	21.98	13.65	19,212	2.60	(o)(k)	(1.22)		96
0.00	0.01	(a)	19.34	43.90	11,833	2.60		(1.35)		111
0.00	0.00	(a)	13.44	1.90	965	2.62	(d)	(1.48)		183
0.00	0.00	(a)	13.19	0.69	419	2.63	*(d)	(1.28	) *	326

$0.00	$0.00	(a)(1)	$22.29	5.19%	$16,324	1.57	%*(4)	(0.76	)%*	111%
0.00	0.00	(a)	21.19	1.88	18,752	1.60	(p)(q)	(0.25)		210
0.00	0.00	(a)	20.80	11.59	14,308	1.62	(j)	(0.92)		257
0.00	0.00	(a)	18.64	14.78	4,892	1.60		(0.89)		151
0.00	0.00	(a)	16.24	(15.28)	730	1.60	*	(1.06	) *	145

0.00	0.00	(a)(1)	21.64	4.85	9,490	2.31	*(3)	(1.50	) *	111
0.00	0.00	(a)	20.64	1.13	9,725	2.35	(q)(r)	(1.02)		210
0.00	0.00	(a)	20.41	10.74	9,427	2.37	(h)	(1.68)		257
0.00	0.00	(a)	18.43	13.84	3,684	2.35		(1.65)		151
0.00	0.00	(a)	16.19	(15.54)	849	2.35	*	(1.75	) *	145

0.00	0.00	(a)(1)	21.64	3.81	9,707	2.31	*(3)	(1.50	) *	111
0.00	0.00	(a)	20.64	1.08	9,875	2.35	(q)(r)	(1.02)		210
0.00	0.00	(a)	20.42	10.74	9,859	2.37	(h)	(1.68)		257
0.00	0.00	(a)	18.44	13.83	3,051	2.35		(1.66)		151
0.00	0.00	(a)	16.20	(15.49)	922	2.35	*	(1.78	) *	145

(o)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(p)	Ratio of expenses to average net assets excluding trustees’ expense is 1.59%.
(q)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(r)	Ratio of expenses to average net assets excluding trustees’ expense is 2.34%.
(s)	Ratio of expenses to average net assets excluding interest and non-recurring charge expense is 1.45%.
(t)	Ratio of expenses to average net assets excluding interest and non-recurring charge expense is 2.20%.
(u)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.20%.
(v)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.45%.
(x)	Ratio of expenses to average net assets excluding trustees’, interest and tax expense is 1.42%.
(y)	Ratio of expenses to average net assets excluding trustees’, interest and tax expense is 2.17%.
(z)	Ratio of expenses to average net assets excluding trustees’, interest and tax expense is 2.18%.
(1)	Amount is less than $0.01.
(2)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.55%.
(3)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.30%.
(4)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.55%.
(5)	Ratio of expenses to average net assets excluding trustees’ expense is 2.50%.

Prospectus	61

Financial Highlights (continued)

Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
RCM International Growth Equity Fund
Class A
12/31/2005†	$9.96	$(0.01	)(a)	$1.81	(a)	$1.80	$(0.17)	$0.00
06/30/2005	9.30	0.11	(a)	0.64	(a)	0.75	(0.09)	0.00
06/30/2004	7.41	0.04	(a)	1.95	(a)	1.99	(0.10)	0.00
06/30/2003	8.33	0.06	(a)	(0.92	)(a)	(0.86)	(0.06)	0.00
02/05/2002 - 06/30/2002	8.32	0.04	(a)	(0.03	)(a)	0.01	0.00	0.00
Class B
12/31/2005†	9.80	(0.05	)(a)	1.77	(a)	1.72	(0.11)	0.00
06/30/2005	9.19	0.03	(a)	0.64	(a)	0.67	(0.06)	0.00
06/30/2004	7.37	(0.02	)(a)	1.91	(a)	1.89	(0.08)	0.00
06/30/2003	8.30	0.00	(a)	(0.90	)(a)	(0.90)	(0.03)	0.00
02/05/2002 - 06/30/2002	8.32	0.01	(a)	(0.03	)(a)	(0.02)	0.00	0.00
Class C
12/31/2005†	9.81	(0.05	)(a)	1.78	(a)	1.73	(0.08)	0.00
06/30/2005	9.20	0.02	(a)	0.65	(a)	0.67	(0.06)	0.00
06/30/2004	7.37	(0.02	)(a)	1.92	(a)	1.90	(0.07)	0.00
06/30/2003	8.30	0.00	(a)	(0.90	)(a)	(0.90)	(0.03)	0.00
02/05/2002 - 06/30/2002	8.32	0.01	(a)	(0.03	)(a)	(0.02)	0.00	0.00
RCM Technology Fund
Class A
12/31/2005†	$33.61	$(0.22	)(a)	$5.58	(a)	$5.36	$0.00	$0.00
06/30/2005	32.53	(0.39	)(a)	1.46	(a)	1.07	0.00	0.00
06/30/2004	24.49	(0.47	)(a)	8.51	(a)	8.04	0.00	0.00
06/30/2003	20.66	(0.26	)(a)	4.09	(a)	3.83	0.00	0.00
02/05/2002 - 06/30/2002	27.40	(0.13	)(a)	(6.61	)(a)	(6.74)	0.00	0.00
Class B
12/31/2005†	32.75	(0.35	)(a)	5.43	(a)	5.08	0.00	0.00
06/30/2005	31.94	(0.55	)(a)	1.36	(a)	0.81	0.00	0.00
06/30/2004	24.22	(0.69	)(a)	8.41	(a)	7.72	0.00	0.00
06/30/2003	20.59	(0.41	)(a)	4.04	(a)	3.63	0.00	0.00
02/05/2002 - 06/30/2002	27.40	(0.20	)(a)	(6.61	)(a)	(6.81)	0.00	0.00
Class C
12/31/2005†	32.73	(0.35	)(a)	5.42	(a)	5.07	0.00	0.00
06/30/2005	31.91	(0.57	)(a)	1.38	(a)	0.81	0.00	0.00
06/30/2004	24.20	(0.69	)(a)	8.40	(a)	7.71	0.00	0.00
06/30/2003	20.60	(0.41	)(a)	4.01	(a)	3.60	0.00	0.00
02/05/2002 - 06/30/2002	27.40	(0.19	)(a)	(6.61	)(a)	(6.80)	0.00	0.00

†	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.75%.
(c)	Ratio of expenses to average net assets excluding interest expense is 1.85%.
(d)	Ratio of expenses to average net assets excluding interest expense is 2.60%.
(e)	Ratio of expenses to average net assets excluding interest expense is 1.75%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.85%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 2.35%.
(h)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.35%.
(i)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.60%.
(j)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.60%.
(k)	Ratio of expenses to average net assets excluding trustees’ and tax expense is 2.57%.
(l)	Ratio of expenses to average net assets excluding trustees’ and tax expense is 2.56%.
(m)	Ratio of expenses to average net assets excluding trustees’ and tax expense is 1.81%.
(n)	Ratio of expenses to average net assets excluding trustees’ expense is 1.70%.
(o)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.

62	Allianz Funds

Total Distributions	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.17)	$0.00	(a)(1)	$11.59	18.05%	$14,352	1.37	%*(6)	(0.23	)%*	49%
(0.09)	0.00	(a)	9.96	8.09	12,370	1.53	(x)(o)	1.08		138
(0.10)	0.00	(a)	9.30	26.87	9,346	1.49	(v)	0.47		90
(0.06)	0.00	(a)	7.41	(10.28)	8,521	1.51	(v)	0.87		86
0.00	0.00	(a)	8.33	0.12	6,283	1.76	*(s)	1.08	*	261

(0.11)	0.00	(a)(1)	11.41	17.56	7,792	2.12	*(7)	(0.99	) *	49
(0.06)	0.00	(a)	9.80	7.30	6,542	2.28	(o)(y)	0.36		138
(0.08)	0.01	(a)	9.19	25.78	5,230	2.24	(u)	(0.18)		90
(0.03)	0.00	(a)	7.37	(10.86)	3,272	2.27	(u)	(0.05)		86
0.00	0.00	(a)	8.30	(0.24)	4,245	2.49	*(t)	0.27	*	261

(0.08)	0.00	(a)(1)	11.46	17.59	35,877	2.12	*(7)	(0.97	) *	49
(0.06)	0.00	(a)	9.81	7.25	32,649	2.29	(o)(z)	0.23		138
(0.07)	0.00	(a)	9.20	25.85	36,147	2.24	(u)	(0.27)		90
(0.03)	0.00	(a)	7.37	(10.85)	29,581	2.27	(u)	(0.05)		86
0.00	0.00	(a)	8.30	(0.24)	37,463	2.49	*(t)	0.27	*	261

$0.00	$0.00	(a)(1)	$38.97	15.95%	$341,619	1.63	%*(2)(3)	(1.19	)%*	144%
0.00	0.01	(a)	33.61	3.32	293,550	1.71	(n)(o)	(1.19)		238
0.00	0.00	(a)	32.53	32.83	82,736	1.76	(b)	(1.54)		206
0.00	0.00	(a)	24.49	18.54	28,449	1.76	(e)	(1.32)		237
0.00	0.00	(a)	20.66	(24.60)	710	1.75	*	(1.45	) *	343

0.00	0.00	(a)(1)	37.83	15.48	158,381	2.38	*(4)(5)	(1.94	) *	144
0.00	0.00	(a)	32.75	2.54	161,675	2.40	(o)	(1.69)		238
0.00	0.00	(a)	31.94	31.87	7,585	2.50		(2.29)		206
0.00	0.00	(a)	24.22	17.63	1,651	2.50		(2.08)		237
0.00	0.00	(a)	20.59	(24.85)	146	2.50	*	(2.18	) *	343

0.00	0.00	(a)(1)	37.80	15.49	227,271	2.38	*(4)(5)	(1.94	) *	144
0.00	0.01	(a)	32.73	2.57	219,872	2.40	(o)	(1.74)		238
0.00	0.00	(a)	31.91	31.86	13,199	2.50		(2.27)		206
0.00	0.00	(a)	24.20	17.48	2,244	2.50		(2.08)		237
0.00	0.00	(a)	20.60	(24.82)	298	2.50	*	(2.15	) *	343

(p)	Ratio of expenses to average net assets excluding trustees’ expense is 1.59%.
(q)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(r)	Ratio of expenses to average net assets excluding trustees’ expense is 2.34%.
(s)	Ratio of expenses to average net assets excluding interest and non-recurring charge expense is 1.45%.
(t)	Ratio of expenses to average net assets excluding interest and non-recurring charge expense is 2.20%.
(u)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.20%.
(v)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.45%.
(x)	Ratio of expenses to average net assets excluding trustees’, interest and tax expense is 1.42%.
(y)	Ratio of expenses to average net assets excluding trustees’, interest and tax expense is 2.17%.
(z)	Ratio of expenses to average net assets excluding trustees’, interest and tax expense is 2.18%.
(1)	Amount is less than $0.01.
(2)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.62%.
(3)	Ratio of expenses to average net assets excluding dividends on securities sold short is 1.61%.
(4)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.37%.
(5)	Ratio of expenses to average net assets excluding dividends on securities sold short is 2.36%.
(6)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.36%.
(7)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.11%.

Prospectus	63

Allianz Funds

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

The SAI includes the Allianz Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares, a separate booklet which contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the Guide together with or separately from the rest of the SAI.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-6161.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds.

File No. 811-6161

Allianz Funds

INVESTMENT ADVISER AND ADMINISTRATOR

Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

SUB-ADVISERS

RCM Capital Management LLC, Nicholas-Applegate Capital Management LLC, NFJ Investment Group L.P.

DISTRIBUTOR

Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

PFPC, Inc., P.O. Box 9688, Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, MA 02110

For further information about the Allianz Funds and PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.allianzinvestors.com.

Not part of the Prospectus

The Allianz Funds & PIMCO Funds Family

The PIMCO Funds & Allianz Funds offer access to the world-class investment firms of Allianz Global Investors—one of the world’s largest asset management companies, with more than $1 trillion under management (as of 12/31/05).

The Allianz Funds are managed by institutional equity managers, including the Allianz-owned investment firms NFJ Investment Group, Oppenheimer Capital, RCM, Nicholas-Applegate Capital Management and PEA Capital. The Allianz Funds represent a wide range of investment strategies, including growth and value, small-, mid- and large-cap, domestic and international portfolios.

The PIMCO Funds are managed by PIMCO, widely recognized as one of the premier bond managers in the world. The PIMCO Funds cover the fixed-income spectrum, and also include the innovative Real Return Strategy and equity-related funds. PIMCO Total Return Fund is the largest bond fund in the U.S.*

Allianz Funds	PIMCO Funds
Value Stock	Short-Duration Bond
OCC Value	PIMCO Short-Term
NFJ Large-Cap Value	PIMCO Low Duration
NFJ Dividend Value	PIMCO Floating Income
OCC Renaissance	Core Bond
NACM Flex-Cap Value	PIMCO Total Return
NFJ Small-Cap Value	Government/Mortgage Bond
Blend Stock	PIMCO Long-Term U.S. Government
OCC Core Equity	PIMCO GNMA
PEA Equity Premium Strategy	PIMCO Total Return Mortgage
CCM Capital Appreciation	Credit Strategy
CCM Mid-Cap	PIMCO Diversified Income
Growth Stock	PIMCO High Yield
RCM Large-Cap Growth	PIMCO Investment Grade
RCM Strategic Growth	Corporate Bond
PEA Growth	International Bond
NACM Growth	PIMCO Global Bond
RCM Targeted Core Growth	(U.S. Dollar-Hedged)
RCM Mid-Cap	PIMCO Foreign Bond
PEA Target	(U.S. Dollar-Hedged)
PEA Opportunity	PIMCO Foreign Bond (Unhedged)
International Stock	PIMCO Emerging Markets Bond
NACM Global	PIMCO Developing Local Markets
RCM Global Small-Cap	Tax-Exempt Bond
RCM International Growth Equity	PIMCO Short Duration Municipal
NACM International	Income
NFJ International Value	PIMCO Municipal Bond
NACM Pacific Rim	PIMCO California Intermediate
Sector-Related Stock	Municipal Bond
RCM Healthcare	PIMCO New York Municipal Bond
RCM Biotechnology	Real Return Strategy
RCM Technology	PIMCO Real Return
RCM Global Resources	PIMCO CommodityRealReturn
Asset Allocation (Strategic)	Strategy®
AMM Asset Allocation	PIMCO RealEstateRealReturn Strategy
Equity-Related
PIMCO StocksPLUS®
PIMCO StocksPLUS® Total Return
PIMCO International StocksPLUS®
TR Strategy
PIMCO Fundamental IndexPLUS TR
Asset Allocation (Tactical)
PIMCO All Asset
PIMCO All Asset All Authority

www.allianzinvestors.com	Investors should consider the investment objectives, risks, charges and expenses of the above mentioned
Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-888-877-4626. Please read the prospectus carefully before you invest or send money.

*	As of 2/28/06 according to SimFunds. This cover is not part of the Prospectus.

Allianz Global Investors Distributors LLC,

2187 Atlantic Street,

Stamford, CT 06902

Filed pursuant to Rule 497(e).

File Nos. 33-36528 and 811-6161.

Allianz Funds Prospectus

APRIL 1, 2006

International/Sector Stock Funds

Share Class

D

GLOBAL STOCK FUNDS

NACM Global Fund

RCM Global Small-Cap Fund

INTERNATIONAL STOCK FUNDS

NFJ International Value Fund

NACM International Fund

RCM International Growth Equity Fund

REGIONAL STOCK FUNDS

NACM Pacific Rim Fund

SECTOR-RELATED STOCK FUNDS

RCM Healthcare Fund

RCM Biotechnology Fund

RCM Technology Fund

RCM Global Resources Fund

Allianz Funds Prospectus

International/Sector Stock Funds

Allianz Funds

April 1, 2006

Share Class D

This Prospectus describes 10 mutual funds offered by Allianz Funds. The Funds provide access to the professional investment advisory services offered by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) and its investment management affiliates. As of December 31, 2005, the Adviser and its investment management affiliates managed approximately $642.9 billion.

The Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The table below lists the investment objectives and compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 4.

	Allianz Fund	Investment Objective	Main Investments	Approximate Number of Holdings	Approximate Capitalization Range
Global Stock Funds	NACM Global	Maximum long-term capital appreciation	Equity securities of companies located in at least three different countries	75–125	All capitalizations
	RCM Global Small-Cap	Long-term capital appreciation	Equity securities of issuers located in at least three different countries	75–150	Same as the MSCI World Small Cap Index
International Stock Funds	NACM International	Maximum long-term capital appreciation	Companies located in the developed countries represented in the MSCI EAFE Index	100–150	All capitalizations
	NACM Pacific Rim	Long-term growth of capital	Equity securities of Pacific Rim companies	80–110	All capitalizations
	NFJ International Value	Long-term growth of capital and income	Common stocks of non-U.S. companies with market capitalizations of more than $1 billion that are undervalued relative to the market and their industry groups	40–50	Greater than $1 billion
	RCM International Growth Equity	Long-term capital appreciation	Equity securities of issuers located in at least ten different countries	50–115	All capitalizations
Sector-Related Stock Funds	RCM Biotechnology	Long-term capital appreciation	Equity securities of biotechnology-related issuers	30–70	All capitalizations
	RCM Global Resources Fund	Long-term capital appreciation	Equity securities of U.S. and non-U.S. natural resources companies	25-75	All capitalizations
	RCM Healthcare (formerly RCM Global Healthcare)	Long-term capital appreciation	Equity securities of companies in the healthcare industry located in at least three different countries	30–60	All capitalizations
	RCM Technology (formerly RCM Global Technology)	Long-term capital appreciation	Equity securities of technology-related issuers located in at least three different countries	30–120	At least $500 million

Fund Descriptions, performance and Fees

The Funds provide a broad range of investment choices. The following Fund Summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries.

Note for All Funds

It is possible to lose money on investments in the Funds. The fact that a Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Some of the Funds are subject to percentage investment limitations, as discussed in their Fund Summaries. See “Characteristics and Risks of Securities and Investment Techniques—Percentage Investment Limitations” for more information about these limitations.

2	Allianz Funds

[THIS PAGE INTENTIONALLY LEFT BLANK]

Prospectus	3

NACM Global Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Global Stocks	Fund Focus Equity securities of companies located in at least three different countries Approximate Number of Holdings 75–125	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies that the portfolio managers believe are leaders in their respective industries or emerging new players with established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages. The portfolio managers consider any company with these characteristics regardless of its capitalization, domicile or industry.

In analyzing specific companies for possible investment, the Fund’s portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The portfolio managers allocate the Fund’s assets among securities of countries that they expect will provide the best opportunities for meeting the Fund’s investment objective. The portfolio managers expect a high portfolio turnover rate which can be 300% or more.

The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index future contracts). In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Foreign (non-U.S.) Investment Risk • Emerging Markets Risk • Credit Risk • Market Risk	• Growth Securities Risk • Currency Risk • Issuer Risk • Derivatives Risk • Leveraging Risk	• Management Risk • Turnover Risk • Liquidity Risk • Smaller Company Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

4	Allianz Funds

NACM Global Fund (continued)

Calendar Year Total Returns — Class D

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	18.26%

	Lowest (1/1/03–3/31/03)	-4.71%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	Fund Inception (7/19/02)(4)
Class D — Before Taxes(1)	14.58%	21.33%
Class D — After Taxes on Distributions(1)	13.27%	19.67%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	9.73%	17.68%
MSCI ACWI Free Index(2)	11.37%	16.21%
Lipper Global Multi-Cap Growth Funds Average(3)	11.59%	16.48%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Morgan Stanley Capital International All Country World Free (“MSCI ACWI”) Index is a widely recognized, unmanaged index of issuers located in countries throughout the world, representing both developed and emerging markets. It is not possible to invest directly in the index.
(3)	The Lipper Global Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4)	The Fund began operations on 7/19/02. Index comparisons begin on 7/31/02.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days of acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.70%	0.25%	0.55%	1.50%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3)	Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and 0.05% in trustees’ and tax expense incurred by the class during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. From April 1, 2005 through December 31, 2005, the methodology for calculating the breakpoints in the Administrative Fee was based on the average daily net assets of particular share classes rather than on those of the Fund. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$153	$474	$818	$1,791

Prospectus	5

NACM International Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category International Stocks	Fund Focus Companies located in the developed countries represented in the MSCI EAFE Index Approximate Number of Holdings 100-150	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index. The Fund normally invests at least 75% of its net assets in equity securities. The Fund also spreads its investments among countries, with at least 80% of its net assets invested in the securities of companies located outside of the U.S. The Fund may invest up to 20% of its assets in U.S. companies.

The portfolio managers’ “international systematic” investment approach uses a quantitative process to make individual security, industry sector, country and currency selection decisions and to integrate those decisions. The portfolio managers aim to exceed the returns of the benchmark through a strategy that combines dynamic quantitative factors with an actively managed stock selection process. The portfolio managers believe that their investment process results in a clearly defined buy and sell discipline that will continually drive the Fund’s portfolio toward new excess return opportunities.

The portfolio managers expect a high portfolio turnover rate of between 125% and 175%.

The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index future contracts). In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Value Securities Risk • Growth Securities Risk • Smaller Company Risk	• Turnover Risk • Liquidity Risk • Currency Risk • Credit Risk	• Derivatives Risk • Foreign (non-U.S.) Investment Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on October 15, 2004, when the Nicholas-Applegate International Systematic Fund (the “NACM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for Institutional Class shares of the Fund. For periods prior to October 16, 2004, the bar chart and the information to its right show performance of Institutional Class shares of the NACM Fund. (The NACM Fund did not offer shares corresponding to the Fund’s Class D shares.) Performance information in the Average Annual Total Returns table also shows performance of Institutional Class shares of the NACM Fund and Class D shares of the Fund. The Class D performance has been adjusted to reflect the distribution and/or service (12b-1) fees, administrative fees, advisory fees and other expenses paid by the Fund’s Class D shares. Although Institutional Class and Class D shares would have similar annual returns (because all of the Fund’s shares represent interests in the same portfolio of securities), Class D performance would be lower than Institutional Class and NACM Fund performance because of the lower expenses paid by Institutional Class shares and shares of the NACM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the NACM Fund from year to year and by showing how the NACM Fund’s average annual total returns compare with the returns of a broad based securities market index. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

6	Allianz Funds

NACM International Fund (continued)

Calendar Year Total Returns — Class D

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	22.14%

	Lowest (7/1/02–9/30/02)	-19.01%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)
	1 Year	Since NACM Fund Inception (5/7/01)(3)
Class D — Before Taxes(1)	22.04%	12.87%
Class D — After Taxes on Distributions(1)	20.73%	11.97%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	14.51%	10.74%
MSCI EAFE Index(2)	14.02%	7.10%

(1)   After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)   The Morgan Stanley Capital International Europe Australasia Far East (“MSCI EAFE”) Index is a widely recognized, unmanaged index of issuers located in the countries of Europe, Australia, and the Far East. It is not possible to invest directly in the index.

(3)   The Fund began operations on 5/7/01. Index comparisons begin on 4/30/01.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days of acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.60%	0.25%	0.60%	1.45%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.85% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3)	Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and are based on amounts incurred by the class during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. From April 1, 2005 through December 31, 2005, the methodology for calculating the breakpoints in the Administrative Fee was based on the average daily net assets of particular share classes rather than on those of the Fund. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10

Class D	$148	$459	$792	$1,735

Prospectus	7

NACM Pacific Rim Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital Fund Category International Stocks	Fund Focus Equity securities of Pacific Rim companies Approximate Number of Holdings 80–110	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are tied economically to countries within the Pacific Rim by satisfying at least one of the following criteria: (i) they derive 50% or more of their total revenue from goods produced, sales made or services provided in one or more Pacific Rim countries; (ii) they are organized under the laws of a Pacific Rim country; (iii) they maintain 50% or more of their assets in one or more Pacific Rim countries; or (iv) the principal trading market for their securities is in a Pacific Rim country. Many of the countries in which the Fund invests are emerging market countries, that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation.

The Fund intends to invest in securities of issuers located in at least three Pacific Rim countries. The portfolio managers consider the following to be Pacific Rim countries: Australia, China, Hong Kong, India Subcontinent, Indonesia, Japan, Malaysia, Mauritius, New Zealand, the Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. The portfolio managers allocate the Fund’s assets among securities of countries that they expect will provide the best opportunities for meeting the Fund’s investment objective. Although the Fund intends to allocate its investments among at least three countries, the Fund may emphasize the securities of issuers located in any one country in the Pacific Rim when the portfolio managers believe there is potential for above average capital appreciation.

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The portfolio managers expect a high portfolio turnover rate which can be 300% or more.

The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index future contracts). In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Foreign (non-U.S.) Investment Risk • Emerging Markets Risk • Credit Risk • Market Risk • Issuer Risk	• Currency Risk • Growth Securities Risk • Leveraging Risk • Derivatives Risk • Smaller Company Risk	• Management Risk • Turnover Risk • Liquidity Risk • Focused Investment Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on July 20, 2002, when the Nicholas-Applegate Pacific Rim Fund (the “NACM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for Institutional Class shares of the Fund. The information on the top of the next page provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the NACM Fund from year to year and by showing how the Fund’s and the NACM Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund’s Class D shares (7/31/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects the performance of Institutional Class shares of the NACM Fund. The prior performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

8	Allianz Funds

NACM Pacific Rim Fund (continued)

Calendar Year Total Returns — Class D

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/99–6/30/99)	44.01%

	Lowest (4/1/98–6/30/98)	-23.63%
Calendar Year End (through 12/31)

Average Annual Total Returns (for the periods ended 12/31/05)

	1 Year	5 Years	Since NACM Fund Inception (12/31/97)(4)
Class D — Before Taxes(1)	37.77%	12.54%	14.57%
Class D — After Taxes on Distributions(1)	36.85%	12.29%	10.53%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	25.41%	10.91%	10.18%
MSCI Pacific Index(2)	23.01%	6.77%	6.65%
Lipper Pacific Region Funds Average(3)	26.95%	10.48%	9.26%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Morgan Stanley Capital International (MSCI) Pacific Index is composed of companies representative of the market structure of 6 developed market countries in the Pacific Basin: Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. It is not possible to invest directly in the index.
(3)	The Lipper Pacific Region Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in equity securities with primary trading markets or operations concentrated in the western Pacific Basin region or a single country within this region.
(4)	The Fund began operations on 12/31/97. Index comparisons begin on 12/31/97.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days of acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.90%	0.25%	0.70%	1.85%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.85% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3)	Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and 0.10% in trustees’, interest and tax expense incurred by the class during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. From April 1, 2005 through December 31, 2005, the methodology for calculating the breakpoints in the Administrative Fee was based on the average daily net assets of particular share classes rather than on those of the Fund. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$188	$582	$1,001	$2,169

Prospectus	9

NFJ International Value Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category International Stocks	Fund Focus Undervalued common stocks of non-U.S. companies with capitalizations of more than $1 billion. Approximate Number of Holdings 40–50	Approximate Capitalization Range Greater than $1 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of non-U.S. companies with market capitalizations of more than $1 billion at the time of investment and below average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in common stocks that the portfolio managers expect will generate income (for example, by paying dividends).

The Fund’s initial selection universe consists of approximately the 1,000 largest publicly traded non-U.S. companies (in terms of market capitalization) in the world. The portfolio managers classify the universe by industry. They then identify the most undervalued stocks in each industry based mainly on relative P/E ratios, calculated both with respect to trailing operating earnings and forward earnings estimates. After narrowing this universe to approximately 150 candidates, the portfolio managers select approximately 40 to 50 stocks for the Fund, from as many different industry groups as they believe possible under the circumstances. The portfolio managers select stocks based on a quantitative analysis of factors, which may include price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts’ earnings per share estimates and revisions to those estimates), relative dividend yields, valuation relative to the overall market and trading liquidity. The Fund’s portfolio is generally rebalanced quarterly. The portfolio managers may also replace a stock when a stock within the same industry group has a lower valuation than the Fund’s current holding. The Fund may invest up to 50% of its assets in emerging market securities.

The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index future contracts). Under normal circumstances, the Fund intends to be fully invested in common stocks (aside from certain cash management practices). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Issuer Risk	• Value Securities Risk
• Credit Risk	• Management Risk	• Derivatives Risk
• Leveraging Risk	• Liquidity Risk	• Emerging Markets Risk
• Currency Risk	• Foreign (non-U.S.) Investment Risk	• Smaller Company Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The performance information in the bar chart, the information to its right and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Fund’s Class D shares. For periods prior to the inception of Class D shares (3/31/05), performance information shown in the bar chart and tables is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the advisory fees, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

10	Allianz Funds

NFJ International Value Fund (continued)

Calendar Year Total Returns — Class D

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/03–12/31/03)	23.51%

	Lowest (4/1/04–6/30/04)	0.65%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	Fund inception (1/31/03)(3)
Class D — Before Taxes(1)	18.56%	33.84%
Class D — After Taxes on Distributions(1)	17.60%	29.20%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	12.01%	26.65%
MSCI AC World Index ex USA(2)	17.11%	28.61%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The MSCI AC World Index ex USA is an unmanaged index of mid- and larger-capitalization common stocks of non-U.S. companies. It is not possible to invest directly in the index.
(3)	The Fund began operations on 1/31/03. Index comparisons begin on 1/31/03.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days of acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.60%	0.25%	0.61%	1.46%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.85% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fee” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3)	Other Expenses reflects a 0.60% Administrative Fee paid by the class, and 0.01% in trustees’ expense incurred by the class during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. From April 1, 2005 through December 31, 2005, the methodology for calculating the breakpoints in the Administrative Fee was based on the average daily net assets of particular share classes rather than on those of the Fund. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$149	$462	$797	$1,746

Prospectus	11

RCM Biotechnology Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Sector-Related Stocks	Fund Focus Equity securities of companies in the biotechnology industry Approximate Number of Holdings 30–70	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies in the biotechnology industry. Although there is no limitation on the market capitalizations of companies in which the Fund will invest, the Fund does not intend to invest more than 15% of its assets in biotechnology companies with market capitalizations below $100 million (as measured at the time of purchase). While the Fund currently expects that the majority of its investments will be in companies organized or headquartered in the United States, it may invest up to 25% of its assets in foreign securities and up to 15% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one non-U.S. or emerging market country). The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs).

Biotechnology companies engage in the research, development, provision and/or manufacture of biotechnological products, services and processes. Such companies often employ genetic engineering to develop new drugs and apply new and innovative processes to discover and develop diagnostic and therapeutic products and services. The biotechnology industry currently includes pharmaceutical, biochemical, medical/surgical, human healthcare, and agricultural and industrial-oriented companies. Because of the rapid developments in the biotechnology industry, over time, companies with new and different products and focuses will likely be included in the industry. In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The S&P 500 Index is the Fund’s primary performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmarks.

The Fund is “non-diversified,” which means that it may invest in a relatively small number of issuers, which may increase risk.

In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index futures contracts). The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Liquidity Risk	• Foreign (non-U.S.) Investment Risk	• Focused Investment Risk
• Issuer Risk	• Derivatives Risk		• Turnover Risk
• Growth Securities Risk	• Sector Specific Risk	• Emerging Markets Risk	• Credit Risk
• Smaller Company Risk	• IPO Risk	• Currency Risk	• Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table on the next page show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

12	Allianz Funds

RCM Biotechnology Fund (continued)

Calendar Year Total Returns — Class D

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	65.42%

	Lowest (1/1/01–3/31/01)	-34.52%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)
	1 Year	5 Years	Fund Inception (12/30/97)(7)
Class D — Before Taxes(1)	-3.83%	-6.77%	15.60%
Class D — After Taxes on Distributions(1)	-3.83%	-6.77%	14.42%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	-2.49%	-5.63%	13.12%
S&P 500 Index(2)	4.91%	0.54%	4.79%
NASDAQ Biotechnology Index(3)	2.82%	-6.13%	12.73%
AMEX Biotechnology Index(4)	25.11%	1.43%	19.62%
Lipper Health/Biotechnology Funds Average(5)	9.34%	0.14%	9.83%
Blended Index(6)	3.79%	-4.44%	12.60%

(1)   After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)   The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.

(3)   The NASDAQ Biotechnology Index represents the largest and most actively traded NASDAQ biotechnology stocks and includes companies that are primarily engaged in using biomedical research for the discovery or development of novel treatments or cures for human diseases. It is a capitalization weighted index. It is not possible to invest directly in the index.

(4)   The AMEX Biotechnology Index is an equal-dollar weighted index designed to measure the performance of a cross-section of issuers in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. It is not possible to invest directly in the index.

(5)   The Lipper Health/Biotechnology Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. It does not take into account sales charges.

(6)   The Blended Index represents the blended performance of a hypothetical index developed by the Adviser made up of 80% NASDAQ Biotechnology Index and 20% MSCI World Pharmaceuticals and Biotechnology Index. The NASDAQ Biotechnology Index is described above. The Morgan Stanley Capital International (“MSCI”) World Pharmaceuticals and Biotechnology Index is an unmanaged index that includes companies primarily involved in the development, manufacturing or marketing of products based on advanced biotechnology research and companies engaged in the research, development or production of pharmaceuticals, including veterinary drugs. The index is a subset of the MSCI World Index. It is not possible to invest directly in these indexes.

(7)   The Fund began operations on 12/30/97. Index comparisons begin on 12/31/97.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)			None
Redemption fee (as a percentage of exchange price or amount redeemed)			2.00%*

*    The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days of acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)
	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.90%	0.25%	0.41%	1.56%

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.

(2)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(3)   Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and 0.01% in trustees’ expense incurred by the class during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. From April 1, 2005 through December 31, 2005, the methodology for calculating the breakpoints in the Administrative Fee was based on the average daily net assets of particular share classes rather than on those of the Fund. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$159	$493	$850	$1,856

Prospectus	13

RCM Global Resources Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Sector-Related Stocks	Fund Focus Equity securities of U.S. and non-U.S. natural resources companies Approximate Number of Holdings 25–75	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution, or sale of materials, energy, or goods related to cyclical or commodity industries, such as oil & gas, minerals, base metals, precious metals, chemicals, fertilizers, wood products, paper products and steel (the “natural resources industries”). The Fund expects to invest most of its assets in U.S. and non-U.S. common stocks. Under normal circumstances, the Fund will invest a minimum of  1/3 of its assets in non-U.S. securities and will invest in at least four countries including the United States.

The Fund’s portfolio management team will evaluate the relative attractiveness of individual commodity cycles, including supply-demand fundamentals and pricing outlook. Stock selection and industry allocation will be based on specific commodity, end market and geographic exposure, operational and financial leverage as well as valuation.

The portfolio management team evaluates the fundamental value and prospects for growth of individual companies and focuses on those companies that they expect will have higher than average rates of growth and strong potential for capital appreciation. In addition, the portfolio management team makes use of internally and externally developed forecasts of economic growth, inflation and interest rates to help identify industry sectors, regions and individual countries (including countries with developing or “emerging market” economies) that the portfolio management team believes are likely to offer the best investment opportunities.

The Fund is “non-diversified,” which means it may invest in a relatively small number of issuers, which may increase risk.

In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts, stock index futures contracts and put and call options). The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Liquidity Risk	• Leveraging Risk
• Issuer Risk	• Derivatives Risk	• Credit Risk
• Sector Specific Risk	• Foreign (non-US) Investment Risk	• Turnover Risk
• Growth Securities Risk	• Emerging Markets Risk	• Management Risk
• Smaller Company Risk	• Currency Risk	• Focused Investment Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart (including the information to its right) and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund’s Class D shares were not outstanding during the time periods shown. Performance information in the Average Annual Total Returns table also shows performance of the Institutional Class shares of the Fund and estimated performance of Class D shares. Although Class D shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. Performance information shown in the Average Annual Total Returns table for Class D shares is based on performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

14	Allianz Funds

RCM Global Resources Fund (continued)

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (7/1/05–9/30/05)	26.69%

	Lowest (10/1/05–12/31/05)	-1.02%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)
	1 Year	Fund Inception (6/30/04)(5)
Institutional Class — Before Taxes(1)	44.77%	41.56%
Institutional Class — After Taxes on Distributions(1)	37.81%	36.99%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	29.44%	33.19%
Class D	44.20%	41.00%
MSCI World Index(2)	10.02%	14.28%
World Energy & Materials Composite(3)	25.57%	29.72%
Lipper Natural Resources Funds Average(4)	41.18%	40.53%

(1) After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class Shares only. After-tax returns for Class D will vary.

(2) The Morgan Stanley Capital International (“MSCI”) World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance. It is not possible to invest directly in the index.

(3) The World Energy & Materials Composite benchmark represents the performance of a hypothetical index developed by the Adviser. This composite is derived from the World Energy and World Materials components of the MSCI World Index, which is described above. The two components are weighted in the composite based on the market capitalization of those sectors from the prior month. As a result, the weightings of the two components in the composite may vary from month to month. It is not possible to invest directly in the composite or in the index from which it is derived.

(4) The Lipper Natural Resources Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in the equity securities of domestic and foreign companies engaged in natural resources. It does not take into account sales charges.

(5) The Fund began operations on 6/30/04. Index comparisons begin on 6/30/04.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to shares that are redeemed or exchanged within 30 days of acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and returned by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)
Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)(4)	Total Annual Fund Operating Expenses(4)
Class D	0.70%	0.25%	0.51%	1.46%

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.

(2)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(3)   Other Expenses reflects a the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees, which rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1.0 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5.0 billion, and 0.01% in trustees’ expense incurred by the class during the most recent fiscal year. See “Management of the Funds—Administrative Fees.”

(4)   Total Annual Fund Operating Expenses do not include organizational expenses, all of which were incurred during the Fund’s initial fiscal year.

Examples.  The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$149	$462	$797	$1,746

Prospectus	15

RCM Global Small-Cap Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Global Stocks	Fund Focus Smaller capitalization equity securities Approximate Number of Holdings 75–150	Approximate Capitalization Range Same as the MSCI World Small Cap Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations comparable to those of companies included in the MSCI World Small Cap Index. Under normal market conditions, the Fund expects to maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the MSCI World Small Cap Index securities, which as of February 23, 2006, would permit the Fund to maintain a weighted-average market capitalization ranging from $650 million to $2.6 billion. The Fund invests in companies organized or headquartered in at least three different countries (one of which may be the United States) and expects that the majority of its foreign investments will be in Japan and Western Europe. Under normal market conditions, the Fund will invest no more than 25% of its assets in issuers that are organized or headquartered in any one country outside the U.S., other than France, Germany, Japan and the United Kingdom. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund may also from time to time invest a significant percentage of its assets in the technology sector.

In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that it believes are likely to offer the best investment opportunities. The portfolio management team may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In addition, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The MSCI World Small Cap Index is the Fund’s performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmark.

In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index futures contracts). The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Derivatives Risk	• Currency Risk
• Issuer Risk	• Sector Specific Risk	• Leveraging Risk
• Growth Securities Risk	• Foreign (non-U.S.) Investment Risk	• Credit Risk
• Smaller Company Risk	• Emerging Markets Risk	• Turnover Risk
• Liquidity Risk	• Focused Investment Risk	• Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table below show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s total expenses are expected to be higher than the DRCM Fund’s historical total expenses. If the DRCM Fund had been subject to the Fund’s higher expenses, the performance results shown would have been lower. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

16	Allianz Funds

RCM Global Small-Cap Fund (continued)

Calendar Year Total Returns — Class D

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	64.77%

	Lowest (7/1/01–9/30/01)	-26.46%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	5 Years	Fund Inception (12/31/96)(4)
Class D — Before Taxes(1)	18.59%	7.01%	15.59%
Class D — After Taxes on Distributions(1)	18.59%	7.01%	14.09%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	12.08%	6.07%	12.95%
MSCI WSCI(2)	16.10%	14.37%	9.31%
Lipper Global Small/Mid Cap Growth Funds Average(3)	17.02%	5.30%	9.94%

(1)   After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)   The Morgan Stanley Capital International World Small Cap Index (“MSCI WSCI”) is a widely recognized, unmanaged, market capitalization weighted index composed of securities representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. It is not possible to invest directly in the index.

(3)   The Lipper Global Small/Mid Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity in both U.S. and non-U.S. companies with market capitalizations less than 400% of the 75th market capitalization percentile of the S&P/Citigroup World Broad Market Index. It does not take into account sales charges.

(4)   The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)			None

Redemption fee (as a percentage of exchange price or amount redeemed)			2.00%*

*    The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days of acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	1.00%	0.25%	0.53%	1.78%

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.

(2)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(3)   Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and 0.03% in trustees’ and tax expense incurred by the class during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. From April 1, 2005 through December 31, 2005, the methodology for calculating the breakpoints in the Administrative Fee was based on the average daily net assets of particular share classes rather than on those of the Fund. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$181	$560	$964	$2,095

Prospectus	17

RCM Healthcare Fund

Principal Investment and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Sector-Related Stocks	Fund Focus Equity securities of companies in the healthcare industry Approximate Number of Holdings 30–60	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies in the healthcare industry. The Fund’s assets will be invested in companies located in at least three different countries, which may include the United States. The Fund currently expects the majority of its foreign investments to be in Asia and Western Europe. The Fund may also invest up to 15% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). Although the Fund may invest in companies of any market capitalization, the Fund does not intend to invest more than 15% of its assets in companies with market capitalizations below $100 million (as measured at the time of purchase).

The Fund considers the healthcare industry to include any company that designs, manufactures, or sells products or services used for or in connection with healthcare or medicine, such as pharmaceutical companies, biotechnology research firms, companies that sell medical products, companies that own or operate healthcare facilities and companies that design, produce or sell medical, dental and optical products. The Fund considers such companies to be principally engaged in the healthcare industry if they derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in the healthcare sector, or, at least 50% of their assets are devoted to such activities.

In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities. The portfolio management team may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The S&P 500 Index is the Fund’s primary performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmarks.

The Fund is “non-diversified,” which means that it may invest in a relatively small number of issuers, which may increase risk.

In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index futures contracts). The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies. The Fund recently changed its name from the “RCM Global Healthcare Fund.”

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Derivatives Risk	• Focused Investment Risk
• Issuer Risk	• Sector Specific Risk	• Leveraging Risk
• Growth Securities Risk	• Foreign (non-U.S.) Investment Risk	• Credit Risk
• Smaller Company Risk	• Emerging Markets Risk	• Turnover Risk
• Liquidity Risk	• Currency Risk	• Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table below show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s total expenses are expected to be higher than the DRCM Fund’s historical total expenses. If the DRCM Fund had been subject to the Fund’s higher expenses, the performance results shown would have been lower. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

18	Allianz Funds

RCM Healthcare Fund (continued)

Calendar Year Total Returns — Class D

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	39.42%

	Lowest (1/1/01–3/31/01)	-24.43%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	5 Years	Fund Inception (12/31/96)(5)
Class D — Before Taxes(1)	1.87%	-1.31%	14.61%
Class D — After Taxes on Distributions(1)	1.87%	-1.56%	12.92%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	1.22%	-1.26%	11.91%
S&P 500 Index(2)	4.91%	0.54%	7.63%
S&P 500 Health Care Index(3)	6.46%	-2.30%	9.45%
Lipper Health/Biotechnology Funds Average(4)	9.34%	0.14%	10.68%

(1)   After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)   The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index. The S&P 500 Index replaced the Morgan Stanley Capital International (“MSCI”) World Healthcare Index as the Fund’s primary comparative index because the Adviser believes the S&P 500 Index is more representative of the Fund’s investment strategies. For the periods ended December 31, 2005, the average annual total returns of the MSCI World Healthcare Index for the 1-year, 5-year and “Fund Inception” periods were 9.43%, 0.01% and 8.88%, respectively.

(3) The S&P 500 Health Care Index is a market capitalization weighted index that represents the Health Care sector performance of the S&P 500 Index. It is not possible to invest directly in the Index.

(4)   The Lipper Health/Biotechnology Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. It does not take into account sales charges.

(5) The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)			None

Redemption fee (as a percentage of exchange price or amount redeemed)			2.00%*

*    The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days of acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.80%	0.25%	0.51%	1.56%

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.

(2)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(3)   Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and 0.01% in trustees’ expense incurred by the class during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. From April 1, 2005 through December 31, 2005, the methodology for calculating the breakpoints in the Administrative Fee was based on the average daily net assets of particular share classes rather than on those of the Fund. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$159	$493	$850	$1,856

Prospectus	19

RCM International Growth Equity Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Stocks	Fund Focus Equity securities of companies worldwide Approximate Number of Holdings 50–115	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of non-U.S. companies. While the Fund invests in issuers located in at least ten different countries, the Fund may invest up to 65% of its assets in companies organized or headquartered in Japan, the United Kingdom or Germany, and up to 25% of its assets in companies organized or headquartered in any other country outside the U.S. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund may also invest up to 10% of its assets in U.S. companies. The Fund primarily invests in companies with market capitalizations in excess of $1 billion (as measured at the time of purchase). No more than 5% of the Fund’s assets shall be invested in companies with market capitalizations below $100 million (as measured at the time of purchase). The Fund may also from time to time invest a significant portion of its assets in one or more sectors of the economy, including the financial sector.

In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that it believes are likely to offer the best investment opportunities. In analyzing specific companies for possible investment, the portfolio management team may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The MSCI EAFE Index is the Fund’s primary performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmarks.

The Fund is “non-diversified,” which means that it may invest in a relatively small number of issuers, which may increase risk.

In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index futures contracts). The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Derivatives Risk	• Focused Investment Risk
• Issuer Risk	• Sector Specific Risk	• Leveraging Risk
• Growth Securities Risk	• Foreign (non-U.S.) Investment Risk	• Turnover Risk
• Smaller Company Risk	• Emerging Markets Risk	• Credit Risk
• Liquidity Risk	• Currency Risk	• Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table on the next page show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the DRCM Fund’s Class D shares (3/10/99), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the DRCM Fund’s Institutional Class shares. The prior performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

20	Allianz Funds

RCM International Growth Equity Fund (continued)

Calendar Year Total Returns — Class D

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	41.22%

	Lowest (1/1/01–3/31/01)	-18.45%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)
	1 Year	5 Years	10 Years	Fund Inception (5/22/95)(5)
Class D — Before Taxes(1)	13.17%	-2.10%	5.29%	6.29%
Class D — After Taxes on Distributions(1)	12.68%	-2.48%	3.77%	4.77%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	8.56%	-1.99%	3.87%	4.75%
MSCI EAFE Index(2)	14.02%	4.94%	6.18%	6.47%
MSCI EAFE Growth Index(3)	13.64%	2.23%	3.59%	3.94%
Lipper International Large Cap Growth Funds Average(4)	14.01%	0.30%	4.39%	5.03%

(1)   After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)   The Morgan Stanley Capital International Europe Australasia Far East (“MSCI EAFE”) Index is a widely recognized, unmanaged index of issuers in the countries of Europe, Australia and the Far East. It is not possible to invest directly in the index.

(3)   The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index (“MSCI EAFE Growth”) is a widely recognized, unmanaged index of non-U.S. growth stock markets. The MSCI EAFE Growth is composed of a sample of companies representative of the market structure of 21 European and Pacific Basin countries. It is not possible to invest directly in the index.

(4)   The Lipper International Large Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in non-U.S. companies with market capitalizations greater than 400% of the 75th market capitalization percentile of the S&P/Citigroup World ex-U.S. Broad Market Index. It does not take into account sales charges. It does not take into account sales charges.

(5)   The Fund began operations on 5/22/95. Index comparisons begin on 5/31/95.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)			None
Redemption fee (as a percentage of exchange price or amount redeemed)			2.00%*

*    The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days of acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)
	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.50%	0.25%	0.70%	1.45%

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.

(2)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.85% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(3)   Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and 0.10% in trustees’ and interest expense incurred by the class during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. From April 1, 2005 through December 31, 2005, the methodology for calculating the breakpoints in the Administrative Fee was based on the average daily net assets of particular share classes rather than on those of the Fund. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$148	$459	$792	$1,735

Prospectus	21

RCM Technology Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Sector-Related Stocks	Fund Focus Equity securities of U.S. and non-U.S. technology-related companies Approximate Number of Holdings 30–120	Approximate Capitalization Range At least $500 million Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of technology companies. The Fund normally invests in at least three different countries, and may invest up to 50% of its assets in non-U.S. issuers, but under normal market conditions no more than 25% of its assets in issuers organized or headquartered in any one country outside the U.S., other than Japan. The Fund may also invest up to 20% of its assets in companies organized or headquartered in emerging market countries (but no more than 15% in any one emerging market country). The Fund currently intends to invest primarily in companies with market capitalizations greater than $500 million at the time of purchase, with no more than 15% of its assets in technology companies with market capitalizations below $100 million at the time of purchase. The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs).

The portfolio managers define technology companies as those that provide technology products, services or utilize technology to gain competitive advantages. These include internet products and services, computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology products, environmental services, chemical products and synthetic materials, defense and aerospace products and services, nanotechnology, energy equipment and services and others. The portfolio managers evaluate the fundamental value and prospects for growth of individual companies and focuses on those companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. Investments are not restricted to companies with a record of dividend payments. The NASDAQ Composite Index is the Fund’s primary performance benchmark. The portfolio managers base security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmark. The Fund is “non-diversified,” which means that it may invest in a relatively small number of issuers, which may increase risk.

The portfolio managers develop forecasts of economic growth, inflation, and interest rates that they use to help identity those regions and individual countries that they believe are likely to offer the best investment opportunities. In addition to traditional research activities, the portfolio managers use Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may write call options on individual securities it does not hold in its portfolio (i.e., “naked” call options), as well as call options on indices and exchange-traded funds, and may otherwise utilize short sales, foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index futures contracts). The Fund may invest in equity linked securities. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The portfolio managers expect a high portfolio turnover rate which can be 300% or more.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies. The Fund recently changed its name from the “RCM Global Technology Fund.”

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Sector Specific Risk	• Focused Investment Risk
• Issuer Risk	• IPO Risk	• Leveraging Risk
• Growth Securities Risk	• Foreign (non-U.S.) Investment Risk	• Turnover Risk
• Smaller Company Risk	• Emerging Markets Risk	• Credit Risk
• Liquidity Risk	• Currency Risk	• Management Risk
• Derivatives Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table on the next page show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the DRCM Fund’s Class D shares (1/20/99), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the DRCM Fund’s Institutional Class shares. The prior performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The Fund’s total expenses are expected to be higher than the DRCM Fund’s historical total expenses. If the DRCM Fund had been subject to the Fund’s higher expenses, the performance results shown would have been lower. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

22	Allianz Funds

RCM Technology Fund (continued)

Calendar Year Total Returns — Class D

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	82.74%

	Lowest (10/1/00–12/31/00)	-34.54%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)
	1 Year	5 Years	10 Years	Fund inception (12/27/95)(5)
Class D — Before Taxes(1)	8.46%	-5.08%	16.92%	16.95%
Class D — After Taxes on Distributions(1)	8.46%	-5.08%	16.03%	16.05%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	5.50%	-4.24%	14.74%	14.77%
NASDAQ Composite Index(2)	1.37%	-2.25%	7.68%	7.68%
Goldman Sachs Technology Index(3)	1.52%	-7.44%	8.49%	8.49%
Lipper Science & Technology Fund Average(4)	5.11%	-8.81%	7.19%	7.19%

(1)   After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)   The NASDAQ Composite Index is an unmanaged market-value weighted index of all common stocks listed on the NASDAQ Stock Market. It is not possible to invest directly in the index.

(3)   The Goldman Sachs Technology Index is a modified capitalization-weighted index of companies involved in the internet-related sector of the technology industry. It is not possible to invest directly in the index.

(4)   The Lipper Science & Technology Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in science and technology stocks. It does not take into account sales charges.

(5)   The Fund began operations on 12/27/95. Index comparisons begin on 12/31/95.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*    The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days of acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)
	Advisory Fees(2)	Distribution and/or Service (12b-1) Fees(3)	Other Expenses(4)	Total Annual Fund Operating Expenses
Class D	0.90%	0.25%	0.46%	1.61%

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.

(2)   The advisory fee reflects the rate in effect beginning May 28, 2005.

(3)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.70% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(4)   Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and 0.01% in trustees’ expense incurred by the class during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, an additional 0.05% to the extent the aggregate average daily net assets of the Fund exceed $5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $7.5 billion. From April 1, 2005 through December 31, 2005, the methodology for calculating the breakpoints in the Administrative Fee was based on the average daily net assets of particular share classes rather than on those of the Fund. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$164	$508	$876	$1,911

Prospectus	23

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on investments in each of the Funds.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Value Securities Risk

Each Fund, particularly the NFJ International Value Fund, may invest in companies that may not be expected to experience significant earnings growth, but whose securities its portfolio manager believes are selling at a price lower than their true value. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Growth Securities Risk

The NACM Funds and RCM Funds may place particular emphasis on equity securities of companies that its portfolio manager or portfolio management team believes will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller Company Risk

The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Each of the Funds generally has substantial exposure to this risk.

IPO Risk

The Funds, particularly the RCM Biotechnology and RCM Technology Funds, may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

24	Allianz Funds

Liquidity Risk

All of the Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk

All of the Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Funds’ use of derivatives is discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. To the extent the RCM Technology Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position; naked call options have speculative characteristics and the potential for unlimited loss. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Sector Specific Risks

In addition to other risks, Funds that invest a substantial portion of their assets in related industries (or “sectors”) may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

Financial Sector Related Risk.  Because the RCM International Growth Equity Fund may from time to time invest a significant percentage of its assets in financial sector securities, factors that affect the financial sector may have a greater effect on the Fund than they would on a Fund that is more diversified among a number of unrelated industries. Examples of these factors could include extensive government regulation, availability and cost of capital funds, changes in interest rates and price competition, all of which may affect financial services companies, business lines or profitability. Monetary policy determined by local and international banking authorities can have significant impact, both positive and negative, on financial service companies. Credit losses resulting from financial difficulties of borrowers can negatively impact the industry. Insurance companies are subject to price competition and may be impacted by events or trends such as natural catastrophes, mortality rates or recessions. Brokerage firms’ profitability can be affected by government regulation, stock or bond activity and the operating leverage inherent in companies in the industry. Other Funds may make significant investments in the financial sector and may also be subject to these risks.

Healthcare Related Risk.  The RCM Healthcare Fund concentrates its investments in the healthcare industry. Therefore, it is subject to risks particular to that industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risks associated with the governmental approval process. Other Funds may make significant investments in the healthcare industry and may also be subject to these risks.

Natural Resources Related Risk.  Because the RCM Global Resources Fund concentrates its investments in the natural resources industries, factors that affect the natural resources industries may have a greater effect on that Fund than they would on a fund that is more diversified among a number of unrelated industries. The natural resources industries can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations. Specifically, cyclical industries can be significantly affected by the level and volatility of commodity prices, import controls, worldwide competition, changes in consumer sentiment and spending and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Other Funds may also be subject to these risks to the extent they invest their assets in the natural resources industries.

Prospectus	25

Technology Related Risk.  The RCM Technology Fund concentrates its investments in the technology industry. Therefore, it is subject to risks particular to that industry, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories. Other Funds, such as the RCM Global Small-Cap and RCM Biotechnology Funds, may also be subject to these risks to the extent they invest a significant portion of their assets in technology or technology-related companies.

Biotechnology Related Risk.  Because the RCM Biotechnology Fund concentrates its investments in the biotechnology industry, it is subject to risks particular to that industry, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories. Other Funds may also be subject to these risks to the extent they invest their assets in biotechnology companies.

The Funds may from time to time invest a substantial portion of their assets in other sectors, and during those periods will be subject to a greater extent to the risks associated with those sectors.

Foreign (Non-U.S.) Investment Risk

Because all the Funds invest a substantial portion of their assets in foreign securities, they may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund invests a significant portion of its assets in a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with foreign investments. For example, because certain of the Funds may invest more than 25% of their assets in France, Germany, Japan or the United Kingdom, these Funds may be subject to increased risks due to political, economic, social or regulatory events in those countries. Adverse developments in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. and non-U.S. tax considerations may apply to a Fund’s investment in foreign securities.

EMU Countries Risk.  Certain Funds will invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU’s objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as separate nations adjust to the reduction in flexibility, independence and sovereignty that the EMU requires. High unemployment and a sense of “deculturalization” within the general public and the participating countries could lead to political unrest and continuing labor disturbances.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area (discussed above under “Foreign (non-U.S.) Investment Risk”) are generally more pronounced with respect to investments in emerging market countries.

Currency Risk

Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Each Fund is particularly sensitive to currency risk. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Focused Investment Risk

Focusing Fund investments in a small number of issuers, industries or foreign currencies or regions increases risk. Funds, such as the RCM Biotechnology, RCM Global Resources, RCM Healthcare, RCM International Growth Equity and RCM Technology Funds, that are “non-diversified” because they may invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset

26	Allianz Funds

value. Some of those issuers also may present substantial credit or other risks. The NACM Pacific Rim and RCM Global Small-Cap Funds may be subject to increased risk to the extent that they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the U.S., because companies in these areas may share common characteristics and are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments. Similarly, the RCM Biotechnology, RCM Global Resources, RCM Healthcare and RCM Technology Funds are particularly vulnerable to events affecting, respectively, biotechnology companies, companies in the healthcare industry, companies in the natural resources industry and technology companies, because these Funds normally “concentrate” their investments in such companies. As a result, these Funds’ shares may rise and fall in value more rapidly and to a greater extent than shares of a fund that does not concentrate or focus in a particular industry or economic sector. Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as “technology” or “financial and business services,” which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments. See “Technology Related Risk,” “Healthcare Related Risk,” “Financial Services Related Risk” and “Natural Resources Related Risk” under “Section Specific Risks” above.

Leveraging Risk

Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when- issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. In addition, to the extent a Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed money and could exceed the Fund’s investment income, resulting in greater losses.

Fixed Income Risk

To the extent that Funds purchase fixed income securities such as bonds or notes for investment or defensive purposes, they will be subject to fixed income risk.

Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities in a Fund’s portfolio is likely to decrease. Securities with longer “durations” (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

Turnover Risk

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Credit Risk

All of the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell them (liquidity risk).

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Advisers and each individual portfolio manager and/or portfolio management team will apply

Prospectus	27

investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Additional Risks of Investing in the Funds

In addition to the risks described above, several of the Funds are newly formed and therefore have a limited or no history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Management of the Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). As of December 31, 2005, the Adviser and its investment management affiliates had approximately $642.9 billion in assets under management.

The Adviser has retained investment management firms (“Sub-Advisers”) to manage the Funds’ investments. See “Sub-Advisers” below. The Adviser may retain affiliates to provide various administrative and other services required by the Funds.

Advisory Fees

Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. The Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

During the most recently completed fiscal year (except as noted), the Funds paid monthly advisory fees to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees
RCM International Growth Equity Fund	0.50%
NACM International and NFJ International Value* Funds	0.60%
NACM Global and RCM Global Resources Funds	0.70%
RCM Healthcare Fund	0.80%
RCM Biotechnology and NACM Pacific Rim Funds	0.90%
RCM Technology Fund	0.94%**
RCM Global Small-Cap Fund	1.00%

*	The Fund did not pay advisory fees for a full fiscal year. The fee rate stated above reflects the advisory fee rate payable for the current fiscal year.
**	Effective May 28, 2005, the Fund paid advisory fees at an annual rate of 0.90%.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between Allianz Global Fund Management and each Fund and the portfolio management agreement between Allianz Global Fund Management and each respective Sub-Adviser is available in the Funds’ semi-annual report to shareholders for the six-month period ended December 31, 2005.

Administrative Fees

Each Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Class D shareholders of each Fund pay an administrative fee to Allianz Global Fund Management, computed as a percentage of the Fund’s net assets attributable in the aggregate to Class D shares, with breakpoints at various asset levels. Allianz Global Fund Management, in turn, provides or procures administrative services for Class D shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. In general, the administrative fee paid to Allianz Global Fund Management exceeds the related costs. This may not be the case for relatively small Funds, but the excess of the fee over costs may increase as Funds grow in asset size. The Funds do bear other expenses which are not covered by the administrative fee which may vary and affect the total level of expenses paid by Class D shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

28	Allianz Funds

The Adviser or an affiliate may pay financial service firms a portion of the Class D administrative fees in return for the firms’ services (at an annual rate generally not to exceed 0.35% of a Fund’s average daily net assets attributable to Class D shares purchased through such firms although payments with respect to shares in retirement plans are often higher).

Class D shareholders of the Funds pay the Adviser monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class D shares):

Fund	Administrative Fees*
RCM Biotechnology Fund	0.65%
RCM Technology Fund	0.70%
NACM Global, RCM Global Small-Cap, RCM Global Resources and RCM Healthcare Funds	0.75%
NACM Pacific Rim, NACM International, NFJ International Value and RCM International Growth Equity Funds	0.85%

*	As described below under “12b-1 Plan for Class D Shares,” the administration agreement includes a plan adopted in conformity with Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) which provides for the payment of up to 0.25% of the Administrative Fee rate set forth above as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. In the Fund Summaries above, the “Annual Fund Operating Expenses” table provided under “Fees and Expenses of the Fund” for each Fund shows the aggregate Administrative Fee rate under two separate columns entitled “Distribution and/or Service (12b-1) Fees” (0.25%) and “Other Expenses” (the remainder of the Administrative Fee). If none of the 0.25% authorized under the 12b-1 Plan for Class D Shares is paid, then the fees paid under the column in the table reading “Distribution and/or Service (12b-1) Fees” would be 0.00% and the fees paid under the column reading “Other Expenses” would increase by 0.25% accordingly so that the total Administrative Fee remains the same. Effective January 1, 2006, the Administrative Fee rate for each Fund (except the RCM Technology Fund) is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. Also effective January 1, 2006, the Administrative Fee rate for the RCM Technology Fund is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, an additional 0.05% to the extent the aggregate average daily net assets of the Fund exceed $5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class. From April 1, 2005 through December 31, 2005, the methodology for calculating the breakpoints in the Administrative Fee was based on the average daily net assets of particular share classes rather than on those of the Fund.

Allianz Global Fund Management, the Distributor and their affiliates may make payments to financial intermediaries (such as brokers or third party administrators) for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. The actual services provided, and the payments made for such services, vary from firm to firm. For these services, Allianz Global Fund Management, the Distributor and their affiliates may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account for networking fees for NSCC-cleared accounts and from $13 to $19 per account for services to omnibus accounts, or (ii) an annual fee at a rate of up to 0.25% of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or Allianz Global Fund Management, the Distributor and their affiliates and are in addition to any distribution and/or servicing (12b-1) fees paid to such financial intermediaries. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. Allianz Global Fund Management and the Distributor do not audit the financial intermediaries to determine whether such intermediary is providing the services for which they are receiving such payments.

12b-1 Plan for Class D Shares

The Funds’ administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. The plan provides that up to 0.25% per annum of the Class D administrative fees paid under the administration agreement may represent reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. Because 12b-1 fees would be paid out of a Fund’s Class D share assets on an ongoing basis, over time these fees would increase the cost of your investment in Class D shares and may cost you more than other types of sales charges. The “Annual Fund Operating Expenses” tables on the prior pages show the Administrative Fee rate under two separate columns entitled “Distribution and/or Service (12b-1) Fees” and “Other Expenses.” If none of the 0.25% authorized under the 12b-1 Plan for the Class D shares is paid, then the fees paid under the column in the table reading “Distribution and/or Service (12b-1) Fees” would be 0.00% and the fees paid under the column reading “Other Expenses” would increase by 0.25% accordingly so that the total Administrative Fee would remain the same.

Prospectus	29

Payments to Financial Firms

Some or all of the servicing fees described above are paid to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. Please see the Statement of Additional Information for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of Allianz Funds (the “Trust”), other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s expense. These payments may be made, at the discretion of the Distributor, to some of the top 50 financial firms that have sold the greatest amounts of shares of the Funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that are expected to terminate, although the actual termination date is not known. Currently, the payments described above are generally not made with respect to Class D shares. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund, the Adviser and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

The Distributor also makes payments for recordkeeping and other transfer agency services that sell Fund shares. Please see “Administrative Fees” above.

Sub-Advisers

Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The following provides summary information about each Sub-Adviser, including the Fund(s) it manages.

30	Allianz Funds

Sub-Adviser*	Funds
Nicholas-Applegate Capital Management LLC (“NACM” or “Nicholas-Applegate”) 600 West Broadway San Diego, CA 92101	NACM Global, NACM International and NACM Pacific Rim Funds (the “NACM Funds”)
NFJ Investment Group L.P. (“NFJ”) 2100 Ross Avenue, Suite 1840 Dallas, TX 75201	NFJ International Value Fund
RCM Capital Management LLC (“RCM” ) 4 Embarcadero Center San Francisco, CA 94111	RCM Biotechnology, RCM Global Resources, RCM Global Small-Cap, RCM Healthcare, RCM International Growth Equity and RCM Technology Funds (the “RCM Funds”)

*	Each Sub-Adviser is affiliated with the Adviser.

The following provides additional information about each Sub-Adviser and the individual portfolio managers and portfolio management teams who or which have or share primary responsibility for managing the Funds’ investments. For each Fund, the Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds which they manage.

NACM

Organized in 1984, Nicholas-Applegate provides advisory services to mutual funds and institutional accounts. As of December 31, 2005, Nicholas-Applegate had approximately $15.6 billion in assets under management.

The following individuals at Nicholas-Applegate share primary responsibility for each of the noted Funds. In addition to the persons listed below, Horacio A. Valeiras, CFA is a Managing Director and the Chief Investment Officer of Nicholas-Applegate responsible for overseeing all investment and trading functions within the firm. Prior to joining Nicholas-Applegate in 2002, he was a managing director of Morgan Stanley Investment Management, London, responsible for developing and overseeing their Global Core Equity and European tactical asset allocation programs. From 1992 through 2000 he was head of International Equity and asset allocation programs with Miller Anderson & Sherrerd. He started in the investment management industry with Credit Suisse First Boston, where he became the director and chief international investment strategist based in their London office. He has eighteen years of investment management experience.

Fund	Portfolio Managers	Since	Recent Professional Experience
NACM Global Fund	Pedro Marcal	2002 (inception)	Managing Director, Senior Vice President and Portfolio Manager for the Nicholas-Applegate Global Equities strategies since 2001. Lead Portfolio Manager for the Nicholas-Applegate Emerging Countries strategies from 1994 until 2001. He has 5 years’ prior investment management experience with A.B. Laffer & Associates as an economist and A-Mark Precious Metals as a precious metals trader.

	Nicholas Melhuish*	2003	Managing Director, Senior Vice President and Lead Portfolio Manager for Nicholas-Applegate Global Equities strategies since 2003. Prior to joining Nicholas-Applegate in 2003, he was an international portfolio manager at Putnam Investments from 1999 to 2003 and managed international, European and Asian equities at Schrader Investment Management from 1991 to 1999.

	Joshua Moss	2005	Vice President and Investment Analyst for the Nicholas-Applegate Global Equity strategies. Prior to joining Nicholas-Applegate in 2001, he was with Credit Suisse First Boston in institutional equity sales and interned with Nicholas-Applegate as an analyst on the U.S. Emerging Growth Team.

NACM International Fund	Horacio A. Valeiras, CFA	2006	See Above.

	Steven Tael, Ph.D	2006	Vice President and Portfolio Manager at Nicholas-Applegate. Prior to joining Nicholas-Applegate in 2005, Mr. Tael was a research analyst for eight years at Mellon Capital Management. Prior to that, he was an Advisory Systems Engineer for Bank of America, where he co-developed a global portfolio risk reporting system. He also was Director of Information Technologies at AffiniCorp USA. He has ten years of investment experience.

NACM Pacific Rim Fund	Joseph Devine*	2005	Senior Vice President and Lead Portfolio Manager for the Nicholas-Applegate Pacific Rim and Emerging Market Opportunities strategies. Prior to joining Nicholas Applegate in 2005, he was a research analyst and trader for the international strategy team at Duncan-Hurst Capital Management L.P. Prior to joining Duncan-Hurst, he held trading positions at Peregrine Investment Holdings Ltd. from 1996 to 1998 and Credit Suisse First Boston from 1998 to 2000 and was a financial consultant at Merrill Lynch. Mr. Devine has more than ten years of investment industry experience.

	Vincent Willyard, CFA	2005	Managing Director and Portfolio Manager for the Nicholas-Applegate Pacific Rim strategies and International Small-Cap and All-Cap strategies. Prior to joining Nicholas-Applegate in 2005, he was a portfolio manager at Duncan-Hurst Capital Management L.P. for its International Growth Equity and International Small-Cap Growth equity strategies from 1996 to 2005. Prior to joining Duncan-Hurst, Mr. Willyard was employed by Fidelity Investment Advisors Group. Mr. Willyard has more than ten years of investment industry experience.

*	Individual is a key decision maker for portfolio management and research.

Prospectus	31

NFJ

NFJ provides advisory services to mutual funds and institutional accounts. NFJ International Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of December 31, 2005, of approximately $19.9 billion.

The following individuals at NFJ have primary responsibility for the NFJ International Value Fund.

Portfolio Manager	Since	Recent Professional Experience
Chris Najork (Lead)	2002	Managing Director and founding partner of NFJ. He has over 35 years’ experience encompassing equity research and portfolio management. Prior to the formation of NFJ in 1989, he was a senior vice president, senior portfolio manager and analyst at NationsBank, which he joined in 1974.

Benno J. Fischer	2002	Managing Director and founding partner of NFJ. He has over 35 years’ experience in portfolio management, investment analysis and research. Prior to the formation of NFJ in 1989, he was chief investment officer (institutional and fixed income), senior vice president and senior portfolio manager of NationsBank, which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark Dodge.

E. Clifton Hoover, Jr.	2002	Managing Director at NFJ. He is a portfolio manager with 18 years’ experience in financial analysis and portfolio management. Prior to joining NFJ in 1997, he was associated with Credit Lyonnais from 1991 to 1997, where he served as a vice president and was responsible for the financial analysis and portfolio management of a diversified portfolio. He began his career as a financial analyst with NationsBank in 1985.

Prior to April 1, 2005, the NFJ International Value Fund was managed by Messrs. Najork, Fischer and Hoover in their capacities as officers of the Trust.

RCM

RCM is located at Four Embarcadero Center, San Francisco, CA 94111. Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global Investors US Holdings LLC, RCM provides advisory services to mutual funds and institutional accounts. RCM was originally formed as Rosenburg Capital Management in 1970, and it and its successors have been consistently in business since then. As of December 31, 2005, RCM had approximately $21.3 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC.

The following individuals at RCM have primary responsibility for the noted Funds.

Fund	Portfolio Managers	Since	Recent Professional Experience
RCM Biotechnology Fund	Camilo Martinez, MD, Ph.D	1999 – 2001 2005	Director and Research Analyst. Dr. Martinez re-joined RCM in 2005 as an analyst on the RCM Research Healthcare Team, and Lead Portfolio Manager of the RCM Biotechnology Fund. From 2001 to 2004, he was the biotechnology analyst at Pequot Capital Management. Prior to joining Pequot, Camilo worked on RCM’s Healthcare Team from 1999 to 2001, as an analyst and RCM Biotechnology Fund Co-Portfolio Manager.

RCM Global Resources Fund	Paul D. Strand, CFA	2004 (Inception)	Vice President, Research Analyst/Sector Fund Manager, Energy and Portfolio Manager of the RCM Global Resources Fund. Mr. Strand joined RCM in 2003 and is responsible for integrated oil, oil and gas production, oil services, independent refiners and coal within the energy sector. Prior to joining RCM in 2003, he worked as a Senior Equity Analyst at Advantus Capital Management for 4 years, covering energy and consumer staples.

RCM Global Small Cap Fund	Thomas J. Ross	2002	Director, Chief Investment Officer and Senior Portfolio Manager for both the U.S. and International Small Cap strategies. Prior to transferring to RCM in San Francisco in 2001, Thomas was a senior analyst and portfolio manager with Dresdner Bank’s dit subsidiary located in Frankfurt Germany for 10 years, managing a variety of global portfolios, including the dit Technology, Multimedia, Software, and Biotechnology Funds.

RCM Healthcare Fund	Michael Dauchot, MD	1999 – 2004 2005	Dr. Dauchot re-joined RCM in 2005 as Senior Analyst and Lead Portfolio Manager of the RCM Healthcare Fund. He first joined RCM in 1999, and served as a Senior Analyst and Sector Fund Manager in the health care group. From 2004 – 2005, he was an analyst at Pequot Capital Management. Prior to originally joining RCM, he was a junior healthcare analyst at BancBoston Robertson Stephens.

RCM International Growth Equity Fund	Ara Jelalian	2005	Director, Portfolio Manager for International and Global Equities. Prior to joining RCM in 1998, Mr. Jelalian spent 7 years with Capital Resources (formerly SEI Capital Resources) where he held positions as Managing Director of Research and Director of International Research. Prior to SEI, Mr. Jelalian spent 7 years as an International Economist with First Chicago Corporation.

RCM Technology Fund	Walter C. Price, Jr. CFA*	1995 (Inception)	Managing Director, Senior Analyst and Co-Portfolio Manager of the RCM Technology Fund. He joined RCM in 1974 as a senior securities analyst in technology and became a principal in 1978.

	Huachen Chen, CFA*	1995 (Inception)	Senior Portfolio Manager and Co-Portfolio Manager of the RCM Technology Fund. Mr. Chen joined RCM as an analyst in 1984, and became a principal in 1994. At RCM, he has provided analytical coverage of many sectors within technology, as well as the electrical equipment and multi-industry areas.
*	Individuals have joint responsibility for the day-to-day management of the Fund.

32	Allianz Funds

Adviser/Sub-Adviser Relationship

Shareholders of each Fund have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by Allianz. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.

Distributor

The Trust’s Distributor is Allianz Global Investors Distributors LLC, an affiliate of the Adviser. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

Regulatory and Litigation Matters

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement (the “NJ Settlement”) relating to the same subject matter with the Attorney General of the State of New Jersey (“NJAG”) in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. Also in September 2004, AGIFM, PEA and AGID settled separate regulatory actions with the SEC and the Attorney General of the State of California related to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares, pursuant to which they paid a total of $20.6 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements.

Since February 2004, AGIFM, PEA, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding (the “Maryland MDL”) in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut (the “Connecticut Action”). The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”), against AGIFM, PEA and AGID based on the same circumstances as those cited in the 2004 settlements with the SEC and NJAG involving alleged market timing activities referenced above. This action, which seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees, has been transferred to and consolidated with the Maryland MDL.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against AGIFM, PEA, AGID and/or AGI, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the NJ Settlement under Section 9(a), AGIFM, PEA, AGID, AGI and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the NJ Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Complaint were to result in court injunction against AGIFM, PEA or AGID, then AGI, AGIFM and certain of their affiliates would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, though there is no assurance that such exemptive relief would be granted.

Prospectus	33

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM, PEA and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s, PEA’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated if those developments are likely to have a material adverse effect on the Funds or on the ability of AGIFM, AGID or the sub-advisers to perform their respective contracts with respect to the Funds.

How Fund Shares Are Priced

The net asset value per share (“NAV”) of a Fund’s Class D shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Trust’s global and international Funds are currently utilizing modeling tools provided by third-party vendors to determine fair values of foreign securities, and other Funds may do the same depending upon the extent of foreign securities held in their portfolios. The Funds’ use of fair value pricing may help deter “stale price arbitrage,” as discussed below under “Abusive Trading Practices.”

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in

34	Allianz Funds

the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the net asset value of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the NACM Funds, NFJ International Value, RCM Global Resources, RCM Global Small-Cap, RCM Healthcare, RCM International Growth Equity and RCM Technology Funds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange Class D shares of the Funds.

General Information

•	Financial Service Firms. Broker-dealers, registered investment advisers and other financial service firms provide varying investment products, programs or accounts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Funds. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by your account, including, without limitation, transfers of registration and dividend payee changes. Firms may also perform other functions, including generating confirmation statements and disbursing cash dividends, and may arrange with their clients for other investment or administrative services. Your firm may independently establish and charge you transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce your investment returns on Class D shares of the Funds.

Your financial service firm may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. A firm may be paid for its services directly or indirectly by the Funds, the Adviser or an affiliate (at an annual rate generally not to exceed 0.35% (up to 0.25% of which may be paid by the Funds) of a Fund’s average daily net assets attributable to its Class D shares and purchased through such firm for its clients although payments with respect to shares in retirement plans are often higher). Your firm may establish various minimum investment requirements for Class D shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends. Please contact your financial service firm for information.

This Prospectus should be read in connection with your firm’s materials regarding its fees and services.

•	Calculation of Share Price and Redemption Payments. When you buy or sell (redeem) Class D shares of the Funds, you pay or receive a price equal to the NAV of the shares, subject to any Redemption Fees, as discussed below under “Redemption Fees.” NAVs are ordinarily determined at the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. In addition, orders received by the Distributor from financial service firms after NAV is determined that day will be processed at that day’s NAV if the orders were received by the firm from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 7:00 p.m., Eastern time).

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (according to the succeeding day’s NAV).

Buying Shares

Class D shares of each Fund are continuously offered through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Funds in

Prospectus	35

particular investment products, programs or accounts for which a fee may be charged. See “Financial Service Firms” above.

You may purchase Class D shares only through your financial service firm. In connection with purchases, your financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge you for such services. If you wish to purchase shares of the Funds directly from the Trust or the Distributor, you should inquire about the other classes of shares offered by the Trust. Please call the Distributor at 1-800-426-0107 for information about other investment options.

Class D shares of the Funds will be held in your account with your financial service firm and, generally, your firm will hold your Class D shares in nominee or street name as your agent. In most cases, the Trust’s transfer agent, PFPC, Inc., will have no information with respect to or control over accounts of specific Class D shareholders and you may obtain information about your accounts only through your financial service firm. In certain circumstances, your firm may arrange to have your shares held in your own name or you may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your firm). In such circumstances, please contact the Distributor at 1-888-877-4626 for information about your account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

An investor should invest in the Funds for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

The following investment minimums apply for purchases of Class D shares.

Initial Investment	Subsequent Investments
$5,000 per Fund	$100 per Fund

Your financial service firm may impose different investment minimums than the Trust. For example, if your firm maintains an omnibus account with a particular Fund, the firm may impose higher or lower investment minimums than the Trust when you invest in Class D shares of the Fund through your firm. Please contact your firm for information.

Minimum Account Size

Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. Accounts for any Fund with a balance of $2,500 or less may be charged an annual small account fee of $16. In addition, if your balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your Allianz Funds and PIMCO Funds accounts exceeds $50,000.

Exchanging Shares

Except as provided below or in the applicable Fund’s or series’ prospectus(es), you may exchange your Class D shares of any Fund for Class D shares of any other Fund or of another series of the Trust or PIMCO Funds (formerly PIMCO Funds: Pacific Investment Management Series) that offers Class D shares. Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Funds within 30 days of their acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” below. Unless subject to a Redemption Fee, shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any other exchange fees or charges. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges. An investor may exchange shares only with

36	Allianz Funds

respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information. Please contact your financial service firm to exchange your shares and for additional information about the exchange privilege.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market-timing” strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class D shares. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of each Fund’s underlying beneficial owners.

Abusive Trading Practices

The Trust generally encourages shareholders to invest in the Funds as part of a long-term investment strategy. The Trust discourages excessive, short-term trading and other abusive trading practices. Such activities, sometimes referred to as “market timing,” may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders. The Trust’s Board has adopted policies and procedures designed to discourage, and otherwise limit the negative effects of abusive trading practices.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. See “Redemption Fees” below for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” above for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund because the broker, retirement plan administrator or fee-based program sponsor maintains the record of each Fund’s underlying beneficial owners. This makes it more difficult for the Funds to identify short-term transactions in the Funds.

Selling Shares

You can sell (redeem) Class D shares through your financial service firm on any day the New York Stock Exchange is open. Unless eligible for a waiver, shareholders who redeem their shares within 30 days will pay a Redemption Fee of 2.00% of the NAV of the shares redeemed. See “Redemption Fees” below. You do not pay any other fees or other charges to the Trust or the Distributor when you sell your shares, although your financial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your Class D shares, you may contact the Distributor at 1-800-426-0107 for information regarding how to sell your shares directly to the Trust.

Prospectus	37

Your financial service firm is obligated to transmit your redemption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Your financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge you for its services. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Redemptions of Fund shares may be suspended when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Redemptions In Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemption Fees

Investors in Class D shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges.

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 30 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 20 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, as described above under “Abusive Trading Practices,” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard. See, for example, “Limitations on the Assessment of Redemption Fees” below.

Limitations on the Assessment of Redemption Fees.  The Funds may not be able to impose and/or collect the Redemption Fee in certain circumstances. For example, the Funds will not be able to collect the Redemption Fee on redemptions and exchanges by shareholders who invest through retirement plans or financial intermediaries (for example, through certain broker-dealer omnibus accounts or recordkeeping organizations) that have not agreed to assess or collect the Redemption Fee from such shareholders or that have not agreed to

38	Allianz Funds

provide the information necessary for the Funds to impose the Redemption Fee on such shareholders or do not currently have the capability to assess or collect the Redemption Fee. The Funds may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of individual investors from the Fund. This makes it more difficult to identify short-term transactions in the Funds, and makes assessment of the Redemption Fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due to these limitations on the assessment of the Redemption Fee, the Funds’ use of Redemption Fees may not successfully eliminate excessive short-term trading in shares of the Funds or fully insulate long-term shareholders from associated costs.

Waivers of Redemption Fees.  In the following situations, the Funds have elected not to impose the Redemption Fee: (i) redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions; (ii) certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans; (iii) redemptions or exchanges in discretionary asset allocation or wrap programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than quarterly; (iv) redemptions or exchanges in a wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan; (v) involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Funds, or to pay shareholder fees; (vi) redemptions and exchanges effected by other mutual funds that are sponsored by Pacific Investment Management Company or its affiliates; and (vii) otherwise as the Adviser or the Trust may determine in its sole discretion.

Applicability of Redemption Fees in Certain Defined Contribution Plans.  Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, hardship withdrawals, or Qualified Domestic Relations Orders; 4) redemptions made as part of a systematic withdrawal plan; 5) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan or 6) redemptions made in connection with a participant’s termination of employment. Redemption Fees generally will apply to other participant directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A that were purchased with new contributions, into Fund B, a redemption fee would not apply to that exchange. However, any subsequent participant directed exchange of those shares from Fund B into Fund A or another fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph (and other limitations on imposing redemption fees, as discussed above).

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the Funds, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

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Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross- referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents please contact your financial service firm. Within 30 days after receipt of your request your financial service firm will begin sending you individual copies.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to its Class D shares are calculated in the same manner and at the same time. The following shows when each Fund intends to declare and distribute income dividends to shareholders of record.

Fund	At Least Annually	Quarterly
NFJ International Value Fund		•
All other Funds	•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•	Reinvest all distributions in additional Class D shares of your Fund at NAV. This will be done unless you elect another option.

•	Invest all distributions in Class D shares of any other Fund or another series of the Trust or PIMCO Funds which offers Class D shares at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. This option must be elected when your account is set up.

•	Receive all distributions in cash (either paid directly to you or credited to your account with your financial service firm). This option must be elected when your account is set up.

Your financial service firm may offer additional distribution reinvestment programs or options. Please contact your firm for details.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions. If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact your financial service firm or call the Distributor at 1-800-426-0107.

Tax Consequences

•	Taxes on Fund distributions. If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you receive them in cash or reinvest them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

40	Allianz Funds

Fund dividends consisting of distributions of investment income are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to you as long-term capital gains. Long-term capital gains rates applicable to individuals have been temporarily reduced—in general to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable to you at ordinary income rates. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Funds as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

•	Taxes When You Sell (Redeem) or Exchange Your Shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of a Fund for shares of another series, the transaction will generally be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

•	A Note on Foreign Investments. A Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. Shareholders of the NACM Funds, NFJ International Value, RCM Healthcare, RCM Global Small-Cap, RCM Technology and RCM International Growth Equity Funds may be entitled to claim a credit or deduction with respect to foreign taxes.

•	Backup Withholding. The Funds are required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Funds with a correct taxpayer identification number. The backup withholding rate will be 28% for amounts paid through December 10, 2010 and 31% for amounts paid thereafter. Please see the Statement of Addition Information for further details about the new backup withholding tax rates.

This section relates only to federal income tax consequences of investing in the Funds; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds identified under “Summary Information” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Adviser, the Sub-Advisers and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Fixed Income Securities and Defensive Strategies

Each of the Funds may invest to varying degrees in fixed income securities, including for cash management purposes. The RCM Funds may invest up to 20% of their assets in fixed income securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include corporate and government bonds, notes, certificates of deposit, commercial paper, convertible securities and

Prospectus	41

mortgage-backed and other asset-backed securities. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (defined below) tend to be more sensitive to interest rate movements than those with shorter durations. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates.

Each of the Funds may make temporary investments of all or a substantial portion of its assets in high-quality fixed income securities, cash and cash equivalents in response to unfavorable market and other conditions.

Companies With Smaller Market Capitalizations

Each of the Funds may invest in securities of companies with market capitalizations that are small compared to other publicly traded companies. The RCM Global Small-Cap Fund invests primarily in smaller companies and is especially sensitive to the risks described below. In addition, the other Funds generally have substantial exposure to these risks.

Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial Public Offerings

The Funds, particularly the RCM Biotechnology and RCM Technology Funds, may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Foreign (Non-U.S.) Securities

Each of the Funds may invest in foreign (non-U.S.) securities. The NACM Global and NACM International Funds invest principally in securities of foreign issuers, securities traded principally in securities markets outside the

42	Allianz Funds

United States and/or securities denominated in foreign currencies (together, “foreign securities”). The NACM Pacific Rim Fund invests principally in equity securities located within the Pacific Rim. The NFJ International Value Fund normally invests at least 65% of its assets in common stocks of non-U.S. companies.

For the RCM Funds, RCM considers foreign equity securities to include the following types of equity and equity-linked securities (together, for these purposes, “foreign securities”): securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; and securities of other investment companies investing primarily in such equity and equity-related foreign securities. RCM expects that these Funds’ foreign investments will primarily be traded on recognized foreign securities exchanges. However, each RCM Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in foreign markets, when RCM believes that such securities are not publicly traded either in the U.S. or foreign markets.

All of the Funds may invest in American Depository Receipts (ADRs), European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds, particularly the NACM Global and NACM International Funds, will invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU’s objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as separate nations adjust to the reduction in flexibility, independence and sovereignty that the EMU requires. High unemployment and a sense of “deculturalization” within the general public and the participating countries could lead to political unrest and continuing labor disturbances.

Emerging Market Securities

Each of the Funds that may invest in foreign securities may invest in securities of issuers based in countries with developing (or “emerging market”) economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

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Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Special Risks of Investing in Russian and Other Eastern European Securities. Each of the Funds that may invest in emerging market securities may invest a significant portion of its assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a “share extract,” but that extract is not legally determinative of ownership. The official record of ownership of a company’s shares is maintained by the company’s share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign Currencies

A Fund that invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk. The Funds are particularly sensitive to this risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Foreign Currency Transactions.  The Funds may enter into forward foreign currency exchange contracts for a variety of purposes, including for risk management, for leverage and to increase exposure to a foreign currency or shift exposure from one foreign currency to another. In addition, the Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to a foreign currency or to shift exposure of foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. To the extent that it does so, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio management team or portfolio manager. The Funds may use one currency (or basket of currencies) to hedge against adverse changes in the value of another currency (or basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with the procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Industry Concentration

Market conditions, interest rates, and economic, regulatory or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

44	Allianz Funds

Natural Resources.  The RCM Global Resources Fund concentrates its investments in companies in the natural resources industries—including, but not limited to, the industry sub-sectors involving cyclical commodities, energy, paper and forest products, precious metals and utilities. The natural resources industries can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations.

The cyclical industries can be significantly affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls and worldwide competition. For example, commodity price declines and unit volume reductions resulting from an over-supply of materials used in cyclical industries can adversely affect those industries. Furthermore, a company in the cyclical industries can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

The energy industry can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other government regulations.

The paper and forest products industry can be significantly affected by the health of the economy, worldwide production capacity, and interest rates, which can affect product pricing, costs, and operating margins. These variables can also affect the level of industry and consumer capital spending for paper and forest products.

The utilities industry can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel, and natural resource conservation.

The precious metals industry can be significantly affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. These factors may cause substantial price fluctuations for precious metals over short periods of time. The prices of precious metals, however, are less subject to local and company-specific factors than securities of individual companies. As a result, precious metals may be more or less volatile in price than securities of companies engaged in precious-metals related businesses.

Convertible Securities

Each Fund may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Derivatives

Each Fund may, but is not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly participate in other types of investments. A Fund may also use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager or portfolio management team may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Funds may buy, sell or otherwise utilize include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. The Funds may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of these Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign

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currencies. The Funds may also enter into swap agreements with respect to securities indexes. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments. Leveraging risk may be especially applicable to Funds that may write uncovered or “naked” options.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A

46	Allianz Funds

decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

Equity-Linked Securities

The Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See “Foreign (non-U.S.) Securities” above. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid and thus subject to each Fund’s restrictions on investments in illiquid securities.

Credit Ratings and Unrated Securities

The Funds may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Advisers do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield securities” or “junk bonds.” The Funds may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan, which may be an affiliate of the Fund.

Short Sales

Each Fund may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a particular security and be obligated to repay the lender of the security any dividend or interest that accrue on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. The NACM Funds may engage in short sales where they do not own or have the immediate right to acquire the security sold short at no additional cost (sometimes referred to as a “naked short”), which involve heightened risks. The other Funds may not engage in naked shorts. For these purposes, a short sale will not be considered to be “naked” if the Fund holds

Prospectus	47

or has the right to acquire securities which, without the payment of further consideration, are convertible or exchangeable for the securities sold short. A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

Each Fund may enter into reverse repurchase agreements, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund. In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Illiquid Securities

Each Fund may invest in illiquid securities so long as not more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Other Investment Companies

Each Fund may invest in other investment companies. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Common Stocks

Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s

48	Allianz Funds

stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If a Fund’s portfolio manager’s assessment of the prospects for a company’s earnings growth is wrong, or if their judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the Fund’s portfolio manager has placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies that a Fund’s portfolio manager believes are undergoing positive change and whose stock the portfolio manager believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a Fund’s portfolio manager’s assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the portfolio manager has placed on it.

Equity Securities

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to different degrees.

Corporate Debt Securities

Each Fund may invest in corporate debt securities. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The NACM International Fund is expected to have portfolio turnover of between 125% and 175%. The NACM Global and NACM Pacific Rim Funds are expected to have portfolio turnover rates greater than 300%. The RCM Funds are also particularly susceptible to this risk. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that have recently changed Sub-Advisers and/or investment objectives and policies may experience increased portfolio turnover due to the differences between the Funds’ previous and current investment objectives and policies and portfolio management strategies. During the most recently completed fiscal year, each of the NACM Global, NACM International, NACM Pacific Rim, RCM Biotechnology, RCM Global Resources, RCM Healthcare, RCM International Growth Equity and RCM Technology Funds had a portfolio turnover rate in excess of 100%.

Changes in Investment Objectives and Policies

The investment objective of the NACM Funds and the NFJ International Value Fund described in this Prospectus is not fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. In addition, it is a fundamental policy that may not be changed without shareholder approval that the RCM Global Small-Cap and RCM Technology Funds must each invest in companies located in at least three different countries. However, unless otherwise stated in the Statement of Additional Information, all investment policies of the

Prospectus	49

Funds may be changed by the Board of Trustees without shareholder approval. In addition, each Fund may be subject to restrictions on their ability to utilize certain investments or investment techniques. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. Each of NACM Pacific Rim, RCM Biotechnology, RCM Global Small-Cap, RCM Healthcare, RCM International Growth Equity and RCM Technology Funds have adopted 80% investment policies under Rule 35d-1 under the Investment Company Act of 1940 and will not change such policy as it is stated in the first paragraph of each Fund’s respective Fund Summary unless such Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the Securities and Exchange Commission from time to time. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller-Sized Funds

In addition to the risks described under “Summary of Principal Risks” above and in this section, several of the Funds are newly formed and therefore have limited or no performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Percentage Investment Limitations Other Investments and Techniques

Unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. In addition, the RCM Funds may use Grassroots(SM) Research in addition to their traditional research activities. Grassroots(SM) Research is a division of RCM Capital Management LLC. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to RCM Capital Management LLC and certain of its affiliates that is paid for by commissions generated by orders executed on behalf of RCM Capital Management LLC’s clients, including the Funds. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities are available in the Trust’s Statement of Additional Information. In addition, the Adviser will post each Fund’s portfolio holdings information on its website at www.allianzinvestors.com. The Adviser’s website will contain each Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately thirty (30) days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the Commission for the period that includes the date as of which the website information is current. For each portfolio security (not including cash positions), the posted information will include: (i) the name of the issuer, (ii) CUSIP numbers, (iii) number of shares or aggregate par value held, (iv) market price (per security and in the aggregate) and (v) percentage of the Fund’s base market value represented by the security. The posted schedule will also provide each Fund’s total net assets. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

50	Allianz Funds

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Prospectus	51

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class D shares of each Fund since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Class D shares of a Fund, assuming reinvestment of all dividends and distributions.

Except as provided in the next sentence, this information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual reports to shareholders. The information for the period ended December 31, 2005 is included in the Trust’s semi-annual reports to shareholders, and is unaudited. The annual reports and semi-annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
NACM Global Fund
12/31/2005†	$15.44	$(0.05	)(a)	$2.00	(a)	$1.95	$0.00	$(0.68)
06/30/2005	14.24	0.00	(a)(k)	1.80	(a)	1.80	0.00	(0.61)
06/30/2004	11.72	(0.07	)(a)	3.53	(a)	3.46	0.00	(0.95)
07/19/2002 - 06/30/2003	10.00	(0.05	)(a)	1.80	(a)	1.75	(0.03)	0.00
NACM International Fund
Class D
12/31/2005†	$16.26	$(0.04	)(a)	$3.63	(a)	$3.59	$(0.18)	$(0.51)
10/29/2004 - 6/30/2005	14.81	0.30	(a)	1.23	(a)	1.53	(0.08)	0.00
NACM Pacific Rim Fund
12/31/2005†	$9.97	$(0.02	)(a)	$3.91	(a)	$3.89	$0.07	$(0.44)
06/30/2005	9.23	0.02	(a)	0.85	(a)	0.87	0.00	(0.13)
06/30/2004	6.28	(0.03	)(a)	2.93	(a)	2.90	0.00	0.00
07/31/2002 - 6/30/2003	6.86	0.02	(a)	(0.60	)(a)	(0.58)	0.00	0.00
NFJ International Value Fund
Class D
12/31/2005†	$15.37	$0.12	(a)	$2.28	(a)	$2.40	$(0.05)	$0.15
03/31/2005 - 6/30/2005	15.21	0.20	(a)	0.04	(a)	0.24	(0.08)	0.00

†	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.30%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 11.40%.
(d)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.55%.
(e)	Ratio of expenses to average net assets excluding interest and tax expense is 1.90%.
(f)	Ratio of expenses to average net assets excluding tax expense is 1.85%.
(g)	Effective April 1, 2005, the Administrative Fee was reduced by 0.10%.
(h)	Ratio of expenses to average net assets excluding trustees’ and tax expense is 1.52%.
(i)	Effective May 1, 2005, the Fund paid an Advisory Fee of 0.60%.
(j)	Ratio of expenses to average net assets excluding trustees’ interest and tax expense is 1.80%.
(k)	Amount is less than $0.01.
(l)	Ratio of expenses to average net assets excluding trustees’ expense is 1.44%.
(m)	Ratio of expenses to average net assets excluding trustees’ expense is 1.43%.
(n)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.74%.

52	Allianz Funds

Total Distributions	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.68)	$0.00	(a)	$16.71	12.65%	$309	1.45	%(l)	(0.64	)%*	64%
(0.61)	0.01	(a)	15.44	12.86	73	1.57	(g)(h)	0.02		148
(0.95)	0.01	(a)	14.24	30.44	23	1.56	(d)	(0.50)		203
(0.03)	0.00	(a)	11.72	17.55	33	1.55	*(c)	(0.53	) *	260

$(0.69)	$0.00	(a)	$19.16	22.16%	$962	1.44	%*(m)	(0.40	)%*	62%
(0.08)	0.00	(a)	16.26	10.34	80	1.45	*	2.79	*	107

$(0.51)	$0.00	(a)	$13.35	39.15%	$12,359	1.75	%*(n)	(0.35	)%*	73%
(0.13)	0.00	(a)	9.97	9.49	4,731	1.90	(g)(j)	0.22		101
0.00	0.05	(a)	9.23	46.97	1,211	1.86	(f)	(0.34)		118
0.00	0.00	(a)	6.28	(8.45)	12	1.90	*(e)	0.35	*	264

$(0.20)	$0.00	(a)	$17.57	15.62%	$203	1.45	%*(l)	1.47%		10%
(0.08)	0.00	(a)	15.37	1.61	20	1.31	*(b)(i)	5.46	*	61

Prospectus	53

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain on Investments
RCM Biotechnology Fund
12/31/2005†	$24.59	$(0.19	)(a)	$1.22	(a)	$1.03	$0.00	$0.00
06/30/2005	25.67	(0.35	)(a)	(0.74	)(a)	(1.09)	0.00	0.00
06/30/2004	21.24	(0.37	)(a)	4.79	(a)	4.42	0.00	0.00
06/30/2003	15.96	(0.25	)(a)	5.53	(a)	5.28	0.00	0.00
06/30/2002	29.80	(0.32	)(a)	(13.52	)(a)	(13.84)	0.00	0.00
01/01/2001 - 06/30/2001	36.39	(0.18	)(a)	(6.41	)(a)	(6.59)	0.00	0.00
RCM Global Small-Cap Fund
12/31/2005†	$22.47	$(0.13	)(a)	$3.73	(a)	$3.60	$0.00	$0.00
06/30/2005	19.62	(0.10	)(a)	2.94	(a)	2.84	0.00	0.00
06/30/2004	13.54	(0.14	)(a)	6.21	(a)	6.07	0.00	0.00
06/30/2003	13.18	(0.10	)(a)	0.46	(a)	0.36	0.00	0.00
06/30/2002	16.14	(0.17	)(a)	(2.79	)(a)	(2.96)	0.00	0.00
01/01/2001 - 06/30/2001	18.59	(0.11	)(a)	(2.34	)(a)	(2.45)	0.00	0.00
RCM Healthcare Fund
12/31/2005†	$21.18	$(0.08	)(a)	$1.19	(a)	$1.11	$0.00	$0.00
06/30/2005	20.79	(0.06	)(a)	0.45	(a)	0.39	0.00	0.00
06/30/2004	18.64	(0.19	)(a)	2.34	(a)	2.15	0.00	0.00
06/30/2003	16.25	(0.15	)(a)	2.54	(a)	2.39	0.00	0.00
06/30/2002	21.65	(0.19	)(a)	(4.53	)(a)	(4.72)	0.00	(0.68)
01/01/2001 - 06/30/2001	24.60	(0.09	)(a)	(2.86	)(a)	(2.95)	0.00	0.00
RCM International Growth Equity Fund
12/31/2005†	$33.29	$(0.08	)(a)	$1.19	(a)	$1.11	$0.00	$0.00
06/30/2005	9.34	0.10	(a)	0.65	(a)	0.75	(0.09)	0.00
06/30/2004	7.44	0.00	(a)	1.99	(a)	1.99	(0.09)	0.00
06/30/2003	8.30	0.05	(a)	(0.93	)(a)	(0.88)	(0.05)	0.00
06/30/2002	11.03	0.01	(a)	(2.51	)(a)	(2.50)	(0.23)	0.00
01/01/2001 - 06/30/2001	13.82	0.02	(a)	(2.81	)(a)	(2.79)	0.00	0.00
RCM Technology Fund
12/31/2005†	$33.29	$(0.08	)(a)	$1.19	(a)	$1.11	$0.00	$0.00
06/30/2005	32.23	(0.41	)(a)	1.47	(a)	1.06	0.00	0.00
06/30/2004	24.26	(0.47	)(a)	8.44	(a)	7.97	0.00	0.00
06/30/2003	20.47	(0.25	)(a)	4.04	(a)	3.79	0.00	0.00
06/30/2002	32.42	(0.32	)(a)	(11.63	)(a)	(11.95)	0.00	0.00
01/01/2001 - 06/30/2001	50.09	(0.09	)(a)	(17.58	)(a)	(17.67)	0.00	0.00

†	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.45%.
(c)	Ratio of expenses to average net assets excluding trustees’ and tax expense is 1.82%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.75%.
(e)	Ratio of expenses to average net assets excluding interest expense is 1.75%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.60%.
(g)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investment of the Fund.
(h)	Ratio of expenses to average net assets excluding trustees’ expense is 1.73%.
(i)	Ratio of expenses to average net assets excluding trustees’ expense is 1.59%.
(j)	Effective April 1, 2005, the Administrative Fee was reduced by 0.05%.
(k)	Effective April 1, 2005, the Administrative Fee was reduced by 0.10%.
(l)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.43%.
(m)	Ratio of expenses to average net assets excluding trustees’ expense is 1.85%.
(n)	Amount is less than $0.01.
(o)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.55%.
(p)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.62%.
(q)	Ratio of expenses to average net assets excluding dividends on securities sold short is 1.61%.
(r)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.36%.

54	Allianz Funds

Total Distributions	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets With Waiver and Reimbursement		Ratio of Expenses to Average Net Assets Without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$0.00	$0.00	(a)(n)	$25.62	4.19%	$202,596	1.56	%*(o)	1.56	%*(o)	(1.41	)%*	81%
0.00	0.01	(a)	24.59	(4.21)	230,378	1.60	(i)(j)	1.60	(i)(j)	(1.45)		139
0.00	0.01	(a)	25.67	20.86	325,334	1.61	(f)	1.61	(f)	(1.58)		121
0.00	0.00	(a)	21.24	33.08	319,143	1.61	(f)	1.61	(f)	(1.45)		145
0.00	0.00	(a)	15.96	(46.43)	293,216	1.54		1.54		(1.32)		76
0.00	0.00	(a)	29.80	(18.11)	760,362	1.50	*	1.50	*	(1.27	) *	43

$0.00	$0.00	(a)(n)	$26.08	16.11%	$16,710	1.76	%*(d)	1.76	%*(d)	(1.02	)%*	41%
0.00	0.01	(a)	22.47	14.53	11,943	1.85	(c)(k)	1.85	(c)(k)	(0.50)		96
0.00	0.01	(a)	19.62	44.90	8,679	1.85		1.85		(0.79)		111
0.00	0.00	(a)	13.54	2.73	5,172	1.86	(m)	1.86	(g)	(0.87)		183
0.00	0.00	(a)	13.18	(18.34)	6,840	1.92		2.70		(1.25)		326
0.00	0.00	(a)	16.14	(13.18)	16,842	1.75	*	2.64	*	(1.30	) *	134

$0.00	$0.00	(a)(n)	$22.29	5.24%	$108,939	1.56	%*(o)	1.56	%*(o)	(0.76	)%*	111%
0.00	0.00	(a)	21.18	1.88	125,756	1.60	(i)(j)	1.60	(i)(j)	(0.29)		210
0.00	0.00	(a)	20.79	11.53	167,820	1.61	(f)	1.61	(f)	(0.98)		257
0.00	0.00	(a)	18.64	14.71	170,980	1.61	(f)	1.61	(f)	(0.94)		151
(0.68)	0.00	(a)	16.25	(22.15)	166,442	1.54		1.57		(0.98)		145
0.00	0.00	(a)	21.65	(11.99)	240,503	1.50	*	1.54	*	(0.87	) *	69

$(0.14)	$0.00	(a)(n)	$11.67	18.03%	$1,297	1.37	%*(r)	1.37	%*(r)	(0.21	)%*	49%
(0.09)	0.01	(a)	10.01	8.08	1,189	1.53	(k)(l)	1.53	(k)(l)	1.00		138
(0.09)	0.00	(a)	9.34	26.84	1,398	1.49	(b)	1.49	(b)	0.01		90
(0.05)	0.07	(a)	7.44	(9.68)	3,547	1.53	(b)	1.53	(b)	0.75		86
(0.23)	0.00	(a)	8.30	(22.89)	5,904	1.45		1.80		0.14		261
0.00	0.00	(a)	11.03	(20.19)	10,832	1.25	*	1.94	*	0.33	*	84

$0.00	$0.00	(a)(n)	$38.60	15.95%	$252,517	1.63	%*(p)(q)	1.63	%*(p)(q)	(1.19	)%*	144%
0.00	0.00	(a)	33.29	3.29	227,046	1.74	(h)(k)	1.74	(h)(k)	(1.28)		238
0.00	0.00	(a)	32.23	32.85	216,760	1.76	(d)	1.76	(d)	(1.56)		206
0.00	0.00	(a)	24.26	18.51	155,574	1.76	(e)	1.76	(e)	(1.32)		237
0.00	0.00	(a)	20.47	(36.92)	149,774	1.63		1.65		(1.19)		343
0.00	0.00	(a)	32.42	(35.22)	258,371	1.56	*	1.56	*	(0.45	) *	386

Prospectus	55

Allianz Funds

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, CT 06902

You may also contact your financial service firm for additional information.

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-6161.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds.

File No. 811-6161

ALLIANZ Funds

INVESTMENT ADVISER AND ADMINISTRATOR

Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

SUB-ADVISERS

Nicholas-Applegate Capital Management LLC, NFJ Investment Group L.P., RCM Capital Management LLC

DISTRIBUTOR

Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

PFPC, Inc., P.O. Box 9688, Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, MA 02110

For further information about the Allianz Funds and PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.allianzinvestors.com.

Not part of the Prospectus

The Allianz Funds & PIMCO Funds Family

The PIMCO Funds & Allianz Funds offer access to the world-class investment firms of Allianz Global Investors—one of the world’s largest asset management companies, with more than $1 trillion under management (as of 12/31/05).

The Allianz Funds are managed by institutional equity managers, including the Allianz-owned investment firms NFJ Investment Group, Oppenheimer Capital, RCM, Nicholas-Applegate Capital Management and PEA Capital. The Allianz Funds represent a wide range of investment strategies, including growth and value, small-, mid- and large-cap, domestic and international portfolios.

The PIMCO Funds are managed by PIMCO, widely recognized as one of the premier bond managers in the world. The PIMCO Funds cover the fixed-income spectrum, and also include the innovative Real Return Strategy and equity-related funds. PIMCO Total Return Fund is the largest bond fund in the U.S.*

Allianz Funds	PIMCO Funds
Value Stock	Short-Duration Bond
OCC Value	PIMCO Short-Term
NFJ Large-Cap Value	PIMCO Low Duration
NFJ Dividend Value	PIMCO Floating Income
OCC Renaissance	Core Bond
NACM Flex-Cap Value	PIMCO Total Return
NFJ Small-Cap Value	Government/Mortgage Bond
Blend Stock	PIMCO GNMA
OCC Core Equity	PIMCO Total Return Mortgage
PEA Equity Premium Strategy	Credit Strategy
CCM Capital Appreciation	PIMCO Diversified Income
CCM Mid-Cap	PIMCO High Yield
Growth Stock	PIMCO Investment Grade
RCM Large-Cap Growth	Corporate Bond
RCM Strategic Growth	International Bond
PEA Growth	PIMCO Foreign Bond
NACM Growth	(U.S. Dollar-Hedged)
RCM Targeted Core Growth	PIMCO Foreign Bond (Unhedged)
RCM Mid-Cap	PIMCO Emerging Markets Bond
PEA Target	PIMCO Developing Local Markets
International Stock	Tax-Exempt Bond
NACM Global	PIMCO Short Duration Municipal
RCM Global Small-Cap	Income
RCM International Growth Equity	PIMCO Municipal Bond
NACM International	PIMCO California Intermediate
NFJ International Value	Municipal Bond
NACM Pacific Rim	PIMCO New York Municipal Bond
Sector-Related Stock	Real Return Strategy
RCM Healthcare	PIMCO Real Return
RCM Biotechnology	PIMCO CommodityRealReturn
RCM Technology	Strategy®
RCM Global Resources	PIMCO RealEstateRealReturn Strategy
Equity-Related
PIMCO StocksPLUS®
PIMCO StocksPLUS® Total Return
PIMCO International StocksPLUS®
TR Strategy
PIMCO Fundamental IndexPLUS TR
Asset Allocation (Tactical)
PIMCO All Asset
PIMCO All Asset All Authority

www.allianzinvestors.com	Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-888-877-4626. Please read the prospectus carefully before you invest or send money.

*	As of 2/28/06 according to SimFunds. This cover is not part of the Prospectus.

Allianz Global Investors Distributors LLC,

2187 Atlantic Street,

Stamford, CT 06902

Filed pursuant to Rule 497(e).

File Nos. 33-36528 and 811-6161.

Allianz Funds Prospectus

APRIL 1, 2006

Domestic Stock Funds

Share Classes

A B C

VALUE STOCK FUNDS

OCC Value Fund

NFJ Large-Cap Value Fund

NFJ Dividend Value Fund

NACM Flex-Cap Fund

NFJ Small-Cap Value Fund

BLEND STOCK FUNDS

OCC Core Equity Fund

PEA Equity Premium Strategy Fund

CCM Capital Appreciation Fund

CCM Mid-Cap Fund

GROWTH STOCK FUNDS

RCM Large-Cap Growth Fund

RCM Strategic Growth Fund

PEA Growth Fund

NACM Growth Fund

RCM Targeted Core Growth Fund

RCM Mid-Cap Fund

PEA Target Fund

PEA Opportunity Fund

Allianz Funds Prospectus

Domestic Stock Funds

Allianz Funds

April 1, 2006

Share Classes

A, B and C

This Prospectus describes 17 mutual funds offered by Allianz Funds. The Funds provide access to the professional investment advisory services offered by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) and its investment management affiliates. As of December 31, 2005, the Adviser and its investment management affiliates managed approximately $642.9 billion.

The Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The table below lists the investment objectives and compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 4.

	Allianz Fund	Investment Objective	Main Investments	Approximate Number of Holdings	Approximate Capitalization Range
Growth Stock Funds	NACM Growth	Long-term capital appreciation	Large capitalization equity securities	50–80	Upper 90% of the Russell 1000 Growth Index
	PEA Growth	Long-term growth of capital; income is an incidental consideration	Common stocks of companies with market capitalizations of at least $5 billion	40–60	At least $5 billion
	PEA Opportunity	Capital appreciation; no consideration is given to income	Common stocks of companies with market capitalizations of less than $2 billion	80–120	Less than $2 billion
	PEA Target	Capital appreciation; no consideration is given to income	Common stocks of companies with market capitalizations of between $1 billion and $10 billion	Up to 100	Between $1 billion and $10 billion
	RCM Large-Cap Growth	Long-term capital appreciation	Large capitalization equity securities	45–85	At least $3 billion
	RCM Mid-Cap	Long-term capital appreciation	Small to medium capitalization equity securities	85–125	Same as the Russell Mid-Cap Growth Index
	RCM Strategic Growth	Capital appreciation	Equity and equity-related securities and derivatives	40–150	All capitalizations with a focus on greater than $500 million
	RCM Targeted Core Growth	After-tax growth of capital	A broadly diversified portfolio of equity securities of U.S. companies	25–65	All capitalizations
Blend Stock Funds	CCM Capital Appreciation	Growth of capital	Common stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals and whose stock is reasonably valued by the market	75–95	At least $1 billion
	CCM Mid-Cap	Growth of capital	Common stocks of companies with medium market capitalizations (more than $500 million, but excluding the 200 largest capitalization companies)	75–95	More than $500 million (excluding the 200 largest capitalization companies in the U.S. market)
	OCC Core Equity	Long-term capital appreciation	Common stocks of U.S. issuers that the portfolio manager believes are undervalued in the market place	40–55	Greater than $5 billion
	PEA Equity Premium Strategy (formerly PEA Growth & Income)	Long-term growth of capital and current income	Common stocks of companies with market capitalizations of greater than $5 billion; written call options	50–80	Greater than $5 billion
Value Stock Funds	NACM Flex-Cap Value	Long-term capital appreciation	Common stocks of U.S. companies that are undervalued in the market place	50–75	All capitalizations
	NFJ Dividend Value	Current income as a primary objective; long-term growth of capital is a secondary objective	Income producing common stocks of companies with market capitalizations of more than $2 billion	40–50	Primarily, more than $2 billion
	NFJ Large-Cap Value	Long-term growth of capital and income	Common stocks of large-capitalization companies that are undervalued relative to the market and their industry groups	40–50	Largest 250 publicly traded U.S. companies
	NFJ Small-Cap Value	Long-term growth of capital and income	Common stocks of companies with market capitalizations of between $100 million and $2.8 billion and below-average price-to-earnings ratios relative to the market and their industry groups	100–150	Between $100 million and $2.8 billion
	OCC Value	Long-term growth of capital and income	Common stocks of companies with market capitalizations of more than $5 billion and below-average valuations whose business fundamentals are expected to improve	35–60	More than $5 billion

2	Allianz Funds

Summary Information (continued)

Fund Descriptions, Performance and Fees

The Funds provide a broad range of investment choices. The following Fund Summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries.

Note for All Funds

It is possible to lose money on investments in the Funds.    The fact that a Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Some Funds are subject to percentage investment limitations, as discussed in their Fund Summaries. See “Characteristics and Risks of Securities and Investment Techniques—Percentage Investment Limitations” for more information about these limitations.

Prospectus	3

CCM Capital Appreciation Fund

Principal Investments and Strategies	Investment Objective Seeks growth of capital Fund Category Blend Stocks	Fund Focus Larger capitalization common stocks Approximate Number of Holdings 75–95	Approximate Capitalization Range At least $1 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria). The Fund’s capitalization criteria apply at the time of investment.

In making investment decisions for the Fund, the portfolio management team considers companies in the Russell 1000 Index and the S&P 500 Index. The team screens the stocks in this universe for a series of growth criteria, such as the change in consensus earnings over time, the company’s history in meeting earnings targets (earnings surprise), improvements in return on equity, and also value criteria, such as earnings quality and price-to-earnings ratios. The team then selects individual stocks by subjecting the top 20% of the stocks in the screened universe to an analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions.

The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when company or industry fundamentals deteriorate, when it has negative earnings surprises, or when company management lowers expectations or guidance for sales earnings. A position may also be reduced if its weighting in the portfolio becomes overweight (normally above 2% of the Fund’s investments).

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Growth Securities Risk	• Turnover Risk
• Issuer Risk	• Credit Risk
• Value Securities Risk	• Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A, B and C shares (1/20/97), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

4	Allianz Funds

CCM Capital Appreciation Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	23.73%

	Lowest (07/01/02–9/30/02)	-15.92%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	5 Years	10 Years	Fund Inception (3/8/91)(4)
Class A — Before Taxes	3.01%	-2.03%	9.50%	11.42%
Class A — After Taxes on Distributions(1)	3.00%	-2.05%	7.33%	9.42%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	1.95%	-1.72%	7.32%	9.21%
Class B	3.15%	-2.07%	9.56%	11.46%
Class C	7.20%	-1.66%	9.31%	11.02%
S&P 500 Index(2)	4.91%	0.54%	9.07%	10.82%
Lipper Multi-Cap Growth Funds Average(3)	8.97%	-2.70%	7.88%	11.10%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)	The Lipper Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4)	The Fund began operations on 3/8/91. Index comparisons begin on 2/28/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)
Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.45%	0.25%	0.41%	1.11%
Class B	0.45	1.00	0.41	1.86
Class C	0.45	1.00	0.41	1.86

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.

(2)   Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

(3)   Other Expenses reflects a 0.40% Administrative Fee paid by each class and 0.01% in trustees’ expense incurred during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. Prior to December 31, 2005, the methodology for calculating the breakpoints in the Administrative Fee was based on the average daily net assets of particular share classes rather than on those of the Fund. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$657	$883	$1,128	$1,827	$657	$883	$1,128	$1,827
Class B	689	885	1,206	1,892	189	585	1,006	1,892
Class C	289	585	1,006	2,180	189	585	1,006	2,180

Prospectus	5

CCM Mid-Cap Fund

Principal Investments and Strategies	Investment Objective Seeks growth of capital	Fund Focus Medium capitalization common stocks	Approximate Capitalization Range More than $500 million (excluding the 200 largest capitalization companies in the U.S. market)
	Fund Category Blend Stocks	Approximate Number of Holdings 75–95	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations, defined as companies in the U.S. market with market capitalizations of more than $500 million, but excluding the 200 largest capitalization companies. Stocks considered for investment are typically members of the Russell Midcap Index. Although the Fund may invest in common stocks of companies with a market capitalization as low as $500 million, it expects that the majority of its investments will have a market capitalization within the capitalization range of the Russell Midcap Index (excluding the 200 largest capitalization companies) (between $827 million and $6.5 billion as of September 30, 2005). The Fund’s capitalization criteria apply at the time of investment. The team screens the stocks in this universe for a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets (earnings surprise), improvements in return on equity, and also value criteria, such as earnings quality and price-to-earnings ratios. The team then selects individual stocks by subjecting the top portion of the stocks in the screened universe to an analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions.

The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when company or industry fundamentals deteriorate, when it has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A position may also be reduced if its weighting in the portfolio becomes overweight (normally above 2% of the Fund’s investments).

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Value Securities Risk	• Smaller Company Risk • Liquidity Risk • Growth Securities Risk	• Management Risk • Turnover Risk • Credit Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A, B and C shares (1/13/97), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

6	Allianz Funds

CCM Mid-Cap Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1/1/00–3/31/00)	23.65%

	Lowest (7/1/98–9/30/98)	-14.50%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	5 Years	10 Years	Fund Inception (8/26/91)(4)
Class A — Before Taxes(1)	6.52%	1.02%	10.33%	11.92%
Class A — After Taxes on Distributions(1)	6.52%	0.97%	8.30%	10.34%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	4.24%	0.83%	7.90%	9.82%
Class B	6.83%	1.03%	10.39%	11.96%
Class C	10.88%	1.41%	10.13%	11.53%
Russell Midcap Growth Index(2)	12.10%	1.38%	9.27%	10.72%
Lipper Mid-Cap Growth Funds Average(3)	9.93%	-0.34%	8.07%	9.81%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. It is not possible to invest directly in the index. The Russell Midcap Growth Index replaced the Russell Midcap Index as the Fund’s primary comparative index because the Adviser believes the Russell Midcap Growth Index is more representative of the Fund’s investment strategies. For the periods ended December 31, 2005, the 1 Year, 5 Years, 10 Years and Fund Inception average annual total returns of the Russell Midcap Index were 12.65%, 8.45%, 12.49% and 13.50%, respectively.
(3)	The Lipper Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invests principally in companies with market capitalizations less than $5 billion at the time of purchase. It does not take into account sales charges.
(4)	The Fund began operations on 8/26/91. Index comparisons begin on 8/31/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)
	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)   Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.

(2)   The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)   The CDSC on Class C shares is imposed only on shares redeemed in the first year.

(4)   The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)
Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.45%	0.25%	0.41%	1.11%
Class B	0.45	1.00	0.41	1.86
Class C	0.45	1.00	0.41	1.86

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.

(2)   Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

(3)   Other Expenses reflects a 0.40% Administrative Fee paid by each class and 0.01% in trustees’ expenses incurred during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. Prior to December 31, 2005, the methodology for calculating the breakpoints in the Administrative Fee was based on the average daily net assets of particular share classes rather than on those of the Fund. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$657	$883	$1,128	$1,827	$657	$883	$1,128	$1,827
Class B	689	885	1,206	1,892	189	585	1,006	1,892
Class C	289	585	1,006	2,180	189	585	1,006	2,180

Prospectus	7

NACM Flex-Cap Value Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of U.S. companies that are undervalued in the marketplace	Approximate Capitalization Range All capitalizations
	Fund Category Value Stocks	Approximate Number of Holdings 50–75	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing primarily in common stock of U.S. companies that, in the opinion of the portfolio managers, are undervalued in the market place based on a number of valuation factors, which may include price-to-earnings ratios, price-to-book ratios and price-to-cash flow ratios.

In analyzing specific companies for possible investment, the Fund’s portfolio managers ordinarily look for several of the following characteristics: attractive valuation; a healthy balance sheet; overall financial strength; competitive advantages relative to peers; and material changes that may improve future earnings prospects. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially change, to manage risk within the portfolio, or if a better total return candidate is identified.

The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index future contracts). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Liquidity Risk	• Credit Risk
• Issuer Risk	• Leveraging Risk	• Management Risk
• Value Securities Risk • Focused Investment Risk	• Smaller Company Risk • Turnover Risk	• Derivatives Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

8	Allianz Funds

NACM Flex-Cap Value Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	16.93%

	Lowest (1/1/03–3/31/03)	-4.43%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	Fund Inception (7/19/02)(4)
Class A — Before Taxes(1)	-1.60%	18.37%
Class A — After Taxes on Distributions(1)	-2.91%	16.91%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	-0.97%	15.21%
Class B	-1.59%	18.85%
Class C	2.38%	19.41%
Russell 3000 Value Index(2)	6.85%	14.78%
Lipper Multi-Cap Value Funds Average(3)	6.39%	13.81%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The Russell 3000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 and Russell 2000 Indexes considered to have less than average growth orientation. It is not possible to invest directly in the index.
(3)	The Lipper Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4)	The Fund began operations on 7/19/02. Index comparisons begin on 7/31/02.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.65%	0.25%	0.41%	1.31%
Class B	0.65	1.00	0.41	2.06
Class C	0.65	1.00	0.41	2.06

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflect a 0.40% Administrative Fee paid by each class and 0.01% in trustees’ expense incurred during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. Prior to December 31, 2005, the methodology for calculating the breakpoints in the Administrative Fee was based on the average daily net assets of particular share classes rather than on those of the Fund. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$676	$942	$1,229	$2,042	$676	$942	$1,229	$2,042
Class B	709	946	1,308	2,107	209	646	1,108	2,107
Class C	309	646	1,108	2,390	209	646	1,108	2,390

Prospectus	9

NACM Growth Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Large capitalization equity securities	Approximate Capitalization Range Upper 90% of the Russell 1000 Growth Index
	Fund Category Large Growth Stocks	Approximate Number of Holdings 50–80	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing at least 80% of its assets in stocks the portfolio managers consider to be growth equity securities of U.S. companies with large market capitalizations. The Fund defines large capitalization companies as those with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index as measured at the time of purchase ($3.6 billion and greater as of September 30, 2005). The capitalization of the companies held by the Fund may fluctuate greatly as the market moves upwards or downwards.

The Fund’s portfolio managers attempt to identify the strongest investment opportunities in the U.S. large cap equity universe by applying a multidimensional research process that integrates a proprietary quantitative model overlaid with fundamental analysis. The process begins with NACM’s quantitative research model, which estimates a rate of return for each stock in the investment universe based on an array of factors. The research model focuses on key characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions.

When determining whether they believe positive change is sustainable over the long term, the portfolio managers analyze fundamental quality by focusing on a number of variables including earnings acceleration and valuation measures. Once the portfolio managers have assessed an investment opportunity for the presence of a positive catalyst and sustainability, they seek confirming signals that these changes are beginning to be recognized by the market through rising stock prices. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index future contracts). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Growth Securities Risk • Turnover Risk	• Liquidity Risk • Credit Risk • Derivatives Risk	• Leveraging Risk • Management Risk • Focused Investment Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

10	Allianz Funds

NACM Growth Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/04–12/31/04)	13.01%

	Lowest (1/1/05–3/31/05)	-2.70%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	Fund Inception (7/19/02)(4)
Class A — Before Taxes(1)	-1.95%	8.21%
Class A — After Taxes on Distributions(1)	-4.04%	7.37%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	-0.79%	6.72%
Class B	-1.80%	8.48%
Class C	2.01%	9.16%
Russell 1000 Growth Index(2)	5.26%	10.31%
Lipper Large-Cap Growth Funds Average(3)	6.19%	9.88%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The Russell 1000 Growth Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index.
(3)	The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4)	The Fund began operations on 7/19/02. Index comparisons begin on 7/31/02.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.50%	0.25%	0.41%	1.16%
Class B	0.50	1.00	0.41	1.91
Class C	0.50	1.00	0.41	1.91

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflect a 0.40% Administrative Fee paid by each class and 0.01% in trustees’ expense incurred during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. Prior to December 31, 2005, the methodology for calculating the breakpoints in the administrative fee was based on the average daily net assets of particular share classes rather than on those of the Fund. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$662	$898	$1,153	$1,881	$662	$898	$1,153	$1,881
Class B	694	900	1,232	1,946	194	600	1,032	1,946
Class C	294	600	1,032	2,233	194	600	1,032	2,233

Prospectus	11

NFJ Dividend Value Fund

Principal Investments and Strategies	Investment Objective Seeks current income as a primary objective; long-term growth of capital is a secondary objective	Fund Focus Income producing common stocks with potential for capital appreciation	Approximate Capitalization Range Primarily more than $2 billion
	Fund Category Value Stocks	Approximate Number of Holdings 40–50	Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities. In addition, the Fund invests at least 80% of its assets in securities that pay or are expected to pay dividends. The Fund will invest a significant portion of its assets in common stocks of companies with market capitalizations of more than $2 billion at the time of investment. The Fund may also invest a portion of its assets in foreign securities.

The Fund’s initial selection universe consists of the 1,000 largest publicly traded companies (in terms of market capitalization) in the U.S. The portfolio managers classify the universe by industry. They then identify the stocks they believe are most undervalued in each industry based mainly on relative P/E ratios, calculated both with respect to trailing operating earnings and forward earnings estimates. From this group of stocks, the Fund buys approximately 25 stocks with the highest dividend yields. The portfolio managers then screen the most undervalued companies in each industry by dividend yield to identify the highest yielding stocks in each industry. From this group, the Fund buys approximately 25 additional stocks with the lowest P/E ratios.

In selecting stocks, the portfolio managers consider quantitative factors such as price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts’ earnings per share estimates and revisions to those estimates), relative dividend yields, valuation relative to the overall market and trading liquidity. The portfolio managers may replace a stock when a stock within the same industry group has a considerably higher dividend yield or lower valuation than the Fund’s current holding.

The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index future contracts). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Value Securities Risk • Currency Risk	• Credit Risk • Management Risk • Focused Investment Risk	• Derivatives Risk • Leveraging Risk • Foreign (non-U.S.) Investment Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart (including the information to its right) shows performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of the Fund’s Class A, B and C shares (10/31/01), performance information shown in the bar chart and Average Annual Total Returns table shows performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

12	Allianz Funds

NFJ Dividend Value Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	17.37%

	Lowest (7/1/02–9/30/02)	-17.10%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	5 Years	Fund Inception (5/8/00)(4)
Class A — Before Taxes(1)	5.35%	10.51%	10.74%
Class A — After Taxes on Distributions(1)	3.99%	8.94%	8.99%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	3.67%	8.31%	8.37%
Class B	5.56%	10.67%	10.92%
Class C	9.61%	10.92%	11.02%
Russell 1000 Value Index(2)	7.05%	5.28%	6.03%
Lipper Equity Income Funds Average(3)	5.77%	3.61%	4.99%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The Russell 1000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation. It is not possible to invest directly in the index. The Russell 1000 Value Index replaced the S&P 500 Index as the Fund’s primary comparative index because the Adviser believes the Russell 1000 Value Index is more representative of the Fund’s investment strategies. For periods ended December 31, 2005, the 1 Year, 5 Year and Fund Inception average annual total returns of the S&P 500 Index were 4.91%, 0.54% and -1.06%, respectively.
(3)	The Lipper Equity Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds’ gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. It does not take into account sales charges.
(4)	The Fund began operations on 5/8/00. Index comparisons begin on 4/30/00.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.45%	0.25%	0.41%	1.11%
Class B	0.45	1.00	0.41	1.86
Class C	0.45	1.00	0.41	1.86

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by each class and 0.01% in trustees’ expense incurred during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. Prior to December 31, 2005, the methodology for calculating the breakpoints in the Administrative Fee was based on the average daily net assets of particular share classes rather than on those of the Fund. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$657	$883	$1,128	$1,827	$657	$883	$1,128	$1,827
Class B	689	885	1,206	2,180	189	585	1,006	1,892
Class C	289	585	1,006	1,892	189	585	1,006	2,180

Prospectus	13

NFJ Large-Cap Value Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued larger capitalization common stocks	Approximate Capitalization Range Largest 250 publicly traded companies
	Fund Category Value Stocks	Approximate Number of Holdings 40–50	Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities issued by large-capitalization companies, which the Fund considers to be the 250 largest publicly traded companies (in terms of market capitalization) in the United States, including American Depository Receipts (ADRs) (i.e., market capitalizations of approximately $12 billion and greater as of December 31, 2005). The Fund focuses on common stocks of companies with below average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in common stocks that the portfolio managers expect will generate income (for example, by paying dividends).

The Fund classifies its investment universe of the 250 largest companies by industry. The portfolio managers then identify the most undervalued stocks in each industry based mainly on relative P/E ratios, calculated both with respect to trailing operating earnings and forward earnings estimates. After narrowing this universe to approximately 100 candidates, the portfolio managers select approximately 40–50 stocks for the Fund, each representing a different industry group. The portfolio managers select stocks based on a quantitative analysis of factors including price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts’ earnings per share estimates and revisions to those estimates), relative dividend yields, valuation relative to the overall market and trading liquidity. The Fund’s portfolio is generally rebalanced quarterly. The portfolio managers may also replace a stock when a stock within the same industry group has a considerably lower valuation than the Fund’s current holding.

The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index future contracts). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk Value • Value Securities Risk	• Credit Risk • Management Risk	• Derivatives Risk • Leveraging Risk

Please see “Summary of Principal Risks” in the Prospectus for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart (including the information to its right) shows performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A, B and C shares (7/19/02), performance information shown in the bar chart and the tables for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

14	Allianz Funds

NFJ Large-Cap Value Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	16.20%

	Lowest (7/1/02–9/30/02)	-18.01%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	5 Years	Since Inception (5/8/00)(4)
Class A — Before Taxes(1)	3.72%	9.49%	9.89%
Class A — After Taxes on Distributions(1)	2.57%	8.50%	8.60%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	2.63%	7.71%	7.85%
Class B	4.01%	9.65%	10.09%
Class C	7.99%	9.93%	10.20%
Russell Top 200 Value Index(2)	4.60%	2.36%	2.78%
Lipper Large-Cap Value Funds	5.74%	3.14%	4.18%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The Russell Top 200 Value Index is an unmanaged index that measures the performance of companies in the Russell Top 200 Index with a less than average growth orientation. It is not possible to invest directly in the index.
(3)	The Lipper Large-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of their dollar weighted median market capitalization of the middle 1,000 securities of the S&P Super Composite 1500 Index. It does not take into account sales charges and is not itself weighted against the size of the funds.
(4)	The Fund began operations on 5/8/00. Index comparisons begin on 4/30/00.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares” in the Prospectus.
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.45%	0.25%	0.41%	1.11%
Class B	0.45	1.00	0.41	1.86
Class C	0.45	1.00	0.41	1.86

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by each class and 0.01% in trustees’ expense incurred during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. Prior to December 31, 2005, the methodology for calculating the breakpoints in the Administrative Fee was based on the average daily net assets of particular share classes rather than on those of the Fund. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$657	$883	$1,128	$1,827	$657	$883	$1,128	$1,827
Class B	689	885	1,206	1,829	189	585	1,006	1,892
Class C	289	585	1,006	2,180	189	585	1,006	2,188

Prospectus	15

NFJ Small-Cap Value Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Undervalued smaller capitalization common stocks Approximate Number of Holdings 100–150	Approximate Capitalization Range Between $100 million and $2.8 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations of between $100 million and $2.8 billion at the time of investment. The Fund invests a significant portion of its assets in common stocks of companies with below-average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in common stocks that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may also invest a portion of its assets in foreign securities.

The Fund’s initial selection universe consists of approximately 4,500 stocks of companies within the Fund’s capitalization range. The portfolio managers screen this universe to identify approximately 500 undervalued stocks representing approximately 160 industry groups. This screening process is based on a number of valuation factors, including P/E ratios (calculated both with respect to trailing operating earnings and forward earnings estimates) and price-to-sales, price-to-book value, and price-to-cash flow ratios. These factors are considered both on a relative basis (compared to other stocks in the same industry group) and on an absolute basis (compared to the overall market).

From this narrowed universe, the portfolio managers select approximately 100 to 150 stocks for the Fund, each of which has close to equal weighting in the portfolio. They select stocks based on a quantitative analysis of factors including price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts’ earnings-per-share estimates and revisions to those estimates), relative dividend yields and trading liquidity. The portfolio is also structured to have a maximum weighting of no more than 10% in any one industry. The portfolio managers may replace a stock if its market capitalization becomes excessive, if its valuation exceeds the average valuation of stocks represented in the S&P 500 Index, or when a stock within the same industry group has a considerably lower valuation than the Fund’s current holding.

The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index future contracts). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

The Fund is not currently open to new investors. See “How to Buy and Sell Shares—Disclosure Relating to the NFJ Small-Cap Value Fund.”

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Smaller Company Risk • Value Securities Risk	• Foreign (non-U.S.) Investment Risk • Liquidity Risk • Focused Investment Risk • Currency Risk	• Credit Risk • Management Risk • Derivatives Risk • Leveraging Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual total returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A, B and C shares (1/20/97), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

16	Allianz Funds

NFJ Small-Cap Value Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/99–6/30/99)	16.28%

	Lowest (7/1/98–9/30/98)	-18.71%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	5 Years	10 Years	Fund Inception (10/1/91)(4)
Class A — Before Taxes(1)	4.26%	15.24%	13.52%	13.48%
Class A — After Taxes on Distributions(1)	2.33%	14.30%	11.90%	11.56%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	4.29%	13.10%	11.12%	10.94%
Class B	4.50%	15.46%	13.57%	13.51%
Class C	8.49%	15.68%	13.32%	13.08%
Russell 2000 Value Index(2)	4.71%	13.55%	13.08%	14.62%
Lipper Small-Cap Value Funds Average(3)	6.09%	13.59%	12.56%	13.25%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The Russell 2000 Value Index is an unmanaged index that measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index. The Russell 2000 Value Index replaced the Russell 2000 Index as the Fund’s primary comparative index because the Adviser believes the Russell 2000 Value Index is more representative of the Fund’s investment strategies. For the periods ended December 31, 2005, the 1 Year, 5 Years, 10 Years and Fund Inception average annual total returns of the Russell 2000 Index were 4.55%, 8.22%, 9.26% and 11.22%, respectively.
(3)	The Lipper Small-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) that are less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P Super Composite 1500 Index. It does not take into account sales charges and is not itself weighted by the size of the funds.
(4)	The Fund began operations on 10/1/91. Index comparisons begin on 9/30/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.60%	0.25%	0.41%	1.26%
Class B	0.60	1.00	0.41	2.01
Class C	0.60	1.00	0.41	2.01
(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by each class and 0.01% in trustees’ expenses incurred during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, an additional 0.05% to the extent the aggregate average daily net assets of the Fund exceed $5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $7.5 billion. Prior to December 31, 2005, the methodology for calculating the breakpoints in the Administrative Fee was based on the average daily net assets of particular share classes rather than on those of the Fund. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$671	$928	$1,204	$1,989	$671	$928	$1,204	$1,989
Class B	704	930	1,283	2,054	204	630	1,083	2,054
Class C	304	630	1,083	2,338	204	630	1,083	2,338

Prospectus	17

OCC Core Equity Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Blend Stocks	Fund Focus Common stocks of U.S. issuers that the portfolio manager believes are undervalued in the market place Approximate Number of Holdings 40-55	Approximate Capitalization Range Greater than $5 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing mainly in common stocks of U.S. issuers that the portfolio manager believes are undervalued in the marketplace. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks. The Fund may invest in other equity securities, such as preferred stocks, warrants and debt securities convertible into common stocks. The Fund invests primarily in companies with market capitalizations of greater than $5 billion at the time of investment. The Fund may also invest up to 25% of its assets in non-U.S. securities.

The portfolio manager selects stocks for the Fund using a “fundamental” approach to investing. The portfolio manager searches for securities of companies believed to be undervalued in the marketplace, in relation to factors such as a company’s assets, earnings, growth potential and cash flows. This process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases. Currently, the selection process includes the following techniques:

•	A “bottom up” analytical approach, focusing on the performance of individual issuers before considering overall economic or industry trends, evaluating each issuer’s characteristics, financial results, and management.

•	A search for securities of established companies believed to be undervalued and to have a high return on capital, strong management committed to shareholder value, and strong competitive positions within their industries.

•	Ongoing monitoring of issuers for fundamental changes in the company that might alter the portfolio manager’s initial expectations about the security and might result in a decision to sell the security.

The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index future contracts). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Currency Risk	• Management Risk
• Issuer Risk	• Focused Investment Risk	• Liquidity Risk
• Value Securities Risk	• Credit Risk	• Derivatives Risk
• Foreign (non-U.S.) Investment Risk	• Leveraging Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund recently commenced operations and does not yet have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

18	Allianz Funds

OCC Core Equity Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(3)
Class A	5.50%	1%(1)	2%
Class C	None	1%(2)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(3)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses(4)
Class A	0.45%	0.25%	0.40%	1.10%
Class C	0.45	1.00	0.40	1.85

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class C shares, Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charge permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by each Class. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. Prior to December 31, 2005, the methodology for calculating the breakpoints in the Administrative Fee was based on the average daily net assets of particular share classes rather than on those of the Fund. See “Management of the Funds—Administrative Fees.”
(4)	Total Annual Fund Operating Expenses do not include organizational expenses, all of which were incurred during the Fund’s initial fiscal year.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 1	Year 3
Class A	$656	$880	$656	$880
Class C	288	582	188	582

Prospectus	19

OCC Value Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued larger capitalization stocks with improving fundamentals	Approximate Capitalization Range More than $5 billion
	Fund Category Value Stocks	Approximate Number of Holdings 35–60	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund invests a portion of its assets in common stocks that the portfolio managers expect will generate income (for example, by paying dividends).

The portfolio manager selects stocks for the Fund using a “value” style. The portfolio manager invests primarily in stocks of companies having below-average valuations whose business fundamentals are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company’s business fundamentals are weakening or when the stock’s valuation has become excessive.

The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index future contracts). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Value Securities Risk	• Foreign (non-U.S.) Investment Risk • Currency Risk • Focused Investment Risk • Derivatives Risk	• Credit Risk • Management Risk • Leveraging Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A, B and C shares (1/13/97), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Prior to February 11, 2005, the Fund had different sub-advisers and may not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

20	Allianz Funds

OCC Value Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	25.34%

	Lowest (7/1/02–9/30/02)	-27.85%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	5 Years	10 Years	Fund Inception (12/30/91)(4)
Class A — Before Taxes(1)	-2.94%	7.17%	12.22%	12.96%
Class A — After Taxes on Distributions(1)	-5.60%	5.04%	9.31%	9.86%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	0.14%	5.03%	9.03%	9.60%
Class B	-2.42%	7.28%	12.27%	13.00%
Class C	1.05%	7.57%	12.02%	12.58%
Russell 1000 Value Index(2)	7.05%	5.28%	10.94%	12.42%
Lipper Large-Cap Value Funds Average(3)	5.74%	3.14%	8.67%	10.36%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The Russell 1000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation. It is not possible to invest directly in the index.
(3)	The Lipper Large-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges, without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4)	The Fund began operations on 12/30/91. Index comparisons begin on 12/31/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.45%	0.25%	0.41%	1.11%
Class B	0.45	1.00	0.41	1.86
Class C	0.45	1.00	0.41	1.86

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by each class and 0.01% in trustees’ expense incurred during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, an additional 0.05% to the extent the aggregate average daily net assets of the Fund exceed $5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $7.5 billion. Prior to December 31, 2005, the methodology for calculating the breakpoints in the Administrative Fee was based on the average daily net assets of particular share classes rather than on those of the Fund. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$657	$883	$1,128	$1,827	$657	$883	$1,128	$1,827
Class B	689	885	1,206	1,950	189	585	1,006	1,950
Class C	289	585	1,006	2,180	189	585	1,006	2,180

Prospectus	21

PEA Equity Premium Strategy Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and current income	Fund Focus Large capitalization common stocks; written call options	Approximate Capitalization Range Greater than $5 billion
	Fund Category Blend Stocks	Approximate Number of Holdings 50–80	Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities. In addition, the Fund will normally invest at least 65% of its assets in securities of companies with market capitalizations of greater than $5 billion at the time of investment. Under normal circumstances, the Fund will invest primarily in a portfolio of dividend-paying common stocks selected for their potential for capital growth. Under normal market conditions, the Fund also expects to employ a strategy of writing (selling) call options on securities held in its equity portfolio and, to a lesser extent, on equity indexes and exchange traded funds (ETFs), ordinarily representing approximately 75% to 90% of the Fund’s net assets (the “Option Strategy”). The Option Strategy is designed to generate gains from options premiums in an attempt to enhance the Fund’s cash flow, available for distribution to shareholders and to reduce overall portfolio risk. See “Characteristics and Risk of Securities and Investment Techniques—Option Strategy used by PEA Equity Premium Strategy Fund.”

In selecting stocks for the Fund, the portfolio managers seek to identify companies that exhibit strong earnings growth relative to their current price-to-earnings ratio or other valuation measures, dividend-paying companies whose underlying value or growth potential is not yet reflected in the current stock price, and companies that have strong operating fundamentals. Through fundamental research, the portfolio managers seek to identify companies with strong franchise value, superior management, and healthy balance sheets. In addition, the portfolio managers will consider those companies that may exhibit enhanced earnings or cash flow through cost reductions, asset sales, restructuring or the redeployment of financial assets.

The Fund’s portfolio managers may choose to sell a security when they believe that it is fully valued or when they believe the fundamental conditions of the business have deteriorated. The portfolio managers will also consider selling a security if an alternative investment is deemed to be more attractive.

The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). In addition to the use of written option contracts under the Option Strategy, the Fund may utilize other derivative instruments. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies. The Fund recently changed its name from the “PEA Growth & Income Fund.”

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Growth Securities Risk • Value Securities Risk • Derivatives Risk	• Leveraging Risk • Liquidity Risk • Foreign (non-U.S.) Investment Risk • Currency Risk • Focused Investment Risk	• Turnover Risk • Technology Related Risk • Credit Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. For the periods prior to the inception of the Fund’s Class A shares (7/31/00), performance information shown in the bar chart shows performance of the Fund’s Institutional Class shares. Unlike the bar chart, performance for Class A, B, and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For the periods prior to the inception of the Fund’s Class A, B and C Shares (7/31/00), performance information shown in the Average Annual Total Returns table shows performance of the Fund’s Institutional Class shares, adjusted to reflect the actual sales charges (loads), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The performance information below for periods prior to August 1, 2000, reflects the Fund’s advisory fee rate in effect prior to that date (0.63% per annum), which is higher than the current rate (0.60% per annum). Prior to July 1, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. In addition, the Fund changed its investment objective and policies on August 1, 2000, its investment objective on September 26, 2002 and its investment policies (to add the Option Strategy described above) on November 1, 2005; the performance results shown would not necessarily have been achieved had the Fund’s current objective and policies then been in effect. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

22	Allianz Funds

PEA Equity Premium Strategy Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	39.99%

	Lowest (7/1/01–9/30/01)	-22.06%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	5 Years	10 Years	Fund Inception (12/28/94)(4)
Class A — Before Taxes(1)	-1.96%	-4.25%	9.77%	11.56%
Class A — After Taxes on Distributions(1)	-2.21%	-4.49%	4.88%	6.92%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	-1.28%	-3.68%	5.52%	7.33%
Class B	-1.91%	-4.24%	9.83%	11.61%
Class C	2.09%	-3.88%	9.59%	11.31%
S&P 500 Index(2)	4.91%	0.54%	9.07%	11.40%
Lipper Large-Cap Core Funds Average(3)	4.90%	-0.93%	7.60%	9.74%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)	The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4)	The Fund began operations on 12/28/94. Index comparisons begin on 12/31/94.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)
Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.60%	0.25%	0.41%	1.26%
Class B	0.60	1.00	0.41	2.01
Class C	0.60	1.00	0.41	2.01

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by each class and 0.01% in trustees’ expense incurred during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. Prior to December 31, 2005, the methodology for calculating the breakpoints in the Administrative Fee was based on the average daily net assets of particular share classes rather than on those of the Fund. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$671	$928	$1,204	$1,989	$671	$928	$1,204	$1,989
Class B	704	930	1,283	1,996	204	630	1,083	1,996
Class C	304	630	1,083	2,338	204	630	1,083	2,338

Prospectus	23

PEA Growth Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital; income is an incidental consideration	Fund Focus Larger capitalization common stocks	Approximate Capitalization Range At least $5 billion
	Fund Category Growth Stocks	Approximate Number of Holdings 40–60	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

The Fund will invest in stocks that the portfolio manager considers to have above-average growth prospects (relative to companies in the same industry or the market as a whole). In seeking to identify these companies, the portfolio manager will consider fundamental characteristics such as revenue growth, volume and pricing trends, profit margin behavior, margin expansion opportunities, financial strength, and earnings growth. In addition, through fundamental research, the portfolio manager seeks to identify companies that possess a sustainable competitive advantage by virtue of having a proprietary product or process, superior information technology or distribution capabilities, or a dominant position within their industry. The Fund will consider selling a stock if the portfolio manager believes that the company’s fundamentals have deteriorated and/or an alternative investment is more attractive.

The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs).

The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index future contracts). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Currency Risk	• Management Risk
• Issuer Risk	• Technology Related Risk	• Derivatives Risk
• Growth Securities Risk	• Focused Investment Risk	• Leveraging Risk
• Foreign (non-U.S.) Investment Risk	• Credit Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class C shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class A and B shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class A and B performance would differ from Class C performance because of the different expenses paid by Class A and B shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A shares (10/26/90) and Class B shares (5/23/95), performance information shown in the Average Annual Total Returns table for those classes is based on the performance of the Fund’s Class C shares. The prior Class C performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and B shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

24	Allianz Funds

PEA Growth Fund (continued)

Calendar Year Total Returns — Class C Calendar Year End (through 12/31)

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	36.21%

	Lowest (1/1/01–3/31/01)	-23.69%

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	5 Years	10 Years	Fund Inception (2/24/84)(4)
Class A — Before Taxes(1)	-0.18%	-7.24%	5.40%	11.51%
Class A — After Taxes on Distributions(1)	-0.18%	-7.26%	3.84%	9.41%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	-0.12%	-6.01%	4.16%	9.34%
Class B	-0.18%	-7.27%	5.42%	11.53%
Class C	3.76%	-6.89%	5.18%	10.96%
Russell 1000 Growth Index(2)	5.26%	-3.58%	6.73%	11.61%
Lipper Large-Cap Growth Funds Average(3)	6.19%	-3.97%	6.69%	10.47%
(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The Russell 1000 Growth Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index. The Russell 1000 Growth Index replaced the S&P 500 Index as the Fund’s primary comparative index because the Adviser believes the Russell 1000 Growth Index is more representative of the Fund’s investment strategies. For the periods ended December 31, 2005, the 1 Year, 5 Years, 10 Years and Fund Inception average annual total returns of the S&P 500 Index were 4.91%, 0.54%, 9.07% and 12.82%, respectively.
(3)	The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4)	The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)
Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.50%	0.25%	0.41%	1.16%
Class B	0.50	1.00	0.41	1.91
Class C	0.50	1.00	0.41	1.91

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by each class and 0.01% in trustees’ expense incurred during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. Prior to December 31, 2005, the methodology for calculating the breakpoints in the Administrative Fee was based on the average daily net assets of particular share classes rather than on those of the Fund. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$662	$898	$1,153	$1,881	$662	$898	$1,153	$1,881
Class B	694	900	1,232	1,946	194	600	1,032	1,946
Class C	294	600	1,032	2,233	194	600	1,032	2,233

Prospectus	25

PEA Opportunity Fund

Principal Investments and Strategies	Investment Objective Seeks capital appreciation; no consideration is given to income	Fund Focus Smaller capitalization common stocks	Approximate Capitalization Range Less than $2 billion
	Fund Category Growth Stocks	Approximate Number of Holdings 80–120	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion at the time of investment.

The portfolio managers’ investment process focuses on bottom-up, fundamental analysis. The portfolio managers seek companies with strong earnings growth, with a particular focus on companies that may deliver surprisingly strong growth. Through extensive, in-depth proprietary research, the portfolio managers search for non-consensus information regarding the growth prospects for small-capitalization companies. The investment process includes both quantitative and qualitative analysis aimed at identifying candidate securities. The portfolio managers generate investment ideas from numerous sources, including proprietary research, Wall Street research, investment publications, and quantitative data. Once a potential investment is identified, the portfolio managers conduct a quantitative analysis to determine if the stock is reasonably priced with respect to its peer group on a historical and current basis. Then fundamental research is conducted, focusing on a review of financial statements and third-party research. The portfolio managers may interview company management, competitors and other industry experts to gauge the company’s business model, future prospects and financial outlook. For new investments, the portfolio managers generally begin with making a relatively small investment in a company, which may be increased based upon potential upside performance and conviction in the company. Industry weightings are periodically evaluated versus the benchmark; the portfolio managers may trim positions in industries with a 50% overweight relative to the Fund’s benchmark. The portfolio managers seek to diversify the portfolio among different industries.

The Fund may invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index future contracts). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Growth Securities Risk • Smaller Company Risk • IPO Risk	• Liquidity Risk • Foreign (non-U.S.) Investment Risk • Currency Risk • Technology Related Risk • Focused Investment Risk	• Credit Risk • Management Risk • Leveraging Risk • Derivatives Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class C shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class A and B shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class A and B performance would differ from Class C performance because of the different expenses paid by Class A and B shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A (12/17/90) and Class B shares (4/1/99), performance information shown in the Average Annual Total Returns table for those classes is based on the performance of the Fund’s Class C shares. The prior Class C performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and B shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

26	Allianz Funds

PEA Opportunity Fund (continued)

Calendar Year Total Returns — Class C Calendar Year End (through 12/31)

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/01/99–12/31/99)	45.70%

	Lowest (7/1/01–9/30/01)	-31.08%

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	5 Years	10 Years	Fund Inception (2/24/84)(4)
Class A — Before Taxes(1)	-0.79%	0.80%	5.02%	13.44%
Class A — After Taxes on Distributions(1)	-0.79%	0.80%	2.70%	10.94%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	-0.51%	0.68%	3.11%	10.82%
Class B	-0.82%	0.81%	5.07%	13.46%
Class C	3.24%	1.19%	4.84%	12.91%
Russell 2000 Growth Index(2)	4.15%	2.28%	4.69%	7.76%
Lipper Small-Cap Growth Funds Average(3)	5.66%	1.40%	8.09%	10.46%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The Russell 2000 Growth Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. stocks considered to have a greater than average growth orientation. It is not possible to invest directly in the index.
(3)	The Lipper Small-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. It does not take into account sales charges.
(4)	The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.65%	0.25%	0.41%	1.31%
Class B	0.65	1.00	0.41	2.06
Class C	0.65	1.00	0.41	2.06

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.

(2)   Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

(3)   Other Expenses reflects a 0.40% Administrative Fee paid by each class and 0.01% in trustees’ expense incurred during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. Prior to December 31, 2005, the methodology for calculating the breakpoints in the Administrative Fee was based on the average daily net assets of particular share classes rather than on those of the Fund. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$676	$942	$1,229	$2,042	$676	$942	$1,229	$2,042
Class B	709	946	1,308	2,107	209	646	1,108	2,107
Class C	309	646	1,108	2,390	209	646	1,108	2,390

Prospectus	27

PEA Target Fund

Principal Investments and Strategies	Investment Objective Seeks capital appreciation; no consideration is given to income Fund Category Growth Stocks	Fund Focus Medium capitalization common stocks Approximate Number of Holdings Up to 100	Approximate Capitalization Range Between $1 billion and $10 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of between $1 billion and $10 billion at the time of investment.

The portfolio managers select stocks for the Fund using a “growth” style. The portfolio managers seek to identify companies with well-defined “wealth creating” characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio managers believe that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index future contracts). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Liquidity Risk	• Focused Investment Risk
• Issuer Risk	• Foreign (non-U.S.) Investment Risk	• Credit Risk
• Growth Securities Risk	• Currency Risk	• Management Risk
• Smaller Company Risk	• Technology Related Risk	• Leveraging Risk
• IPO Risk		• Derivatives Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class B shares (5/22/95), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund’s Class A shares. The prior Class A performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class B shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

28	Allianz Funds

PEA Target Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	53.05%

	Lowest (7/1/01–9/30/01)	-27.08%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	5 Years	10 Years	Fund Inception (12/17/92)(4)
Class A — Before Taxes(1)	-0.55%	-4.80%	9.16%	11.54%
Class A — After Taxes on Distributions(1)	-0.55%	-4.80%	6.87%	9.39%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	-0.36%	-4.02%	6.67%	9.02%
Class B	-0.57%	-4.82%	9.26%	11.57%
Class C	3.43%	-4.44%	9.00%	11.23%
Russell Midcap Growth Index(2)	12.10%	1.38%	9.27%	10.20%
Lipper Mid-Cap Growth Funds Average(3)	9.93%	-0.34%	8.07%	9.39%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. It is not possible to invest directly in the index.
(3)	The Lipper Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. Companies with market capitalizations of less than $5 billion at the time of investment. It does not take into account sales charges.
(4)	The Fund began operations on 12/17/92. Index comparisons begin on 12/31/92.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.55%	0.25%	0.41%	1.21%
Class B	0.55	1.00	0.41	1.96
Class C	0.55	1.00	0.41	1.96

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by the class and 0.01% in trustees’ expense incurred during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. Prior to December 31, 2005, the methodology for calculating the breakpoints in the Administrative Fee was based on the average daily net assets of particular share classes rather than on those of the Fund. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$667	$913	$1,178	$1,935	$667	$913	$1,178	$1,935
Class B	699	915	1,257	2,000	199	615	1,057	2,000
Class C	299	615	1,057	2,285	199	615	1,057	2,285

Prospectus	29

RCM Large-Cap Growth Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Large capitalization equity securities	Approximate Capitalization Range At least $3 billion
	Fund Category Growth Stocks	Approximate Number of Holdings 45–85	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies with market capitalizations of at least $3 billion (as measured at the time of purchase). The Fund may also invest 20% of its assets in foreign securities (but no more than 10% in any one country other than the U.S. or 10% in companies organized or headquartered in emerging market countries). The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow and/or earnings, through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The S&P 500 Index is the Fund’s performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmark.

In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index future contracts). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Sector Specific Risk	• Credit Risk
• Issuer Risk	• Foreign (non-U.S.) Investment Risk	• Management Risk
• Growth Securities Risk	• Currency Risk	• Leveraging Risk
• Liquidity Risk	• Emerging Markets Risk	• Derivatives Risk
• Focused Investment Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance information shown in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A, B and C shares (2/5/02), performance information shown in the bar chart and the Average Annual Total Return table for those classes is based on the performance of the DRCM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

30	Allianz Funds

RCM Large-Cap Growth Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/98–12/31/98)	29.12%

	Lowest (1/1/01–3/31/01)	-19.16%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	5 Years	Fund inception (12/31/96)(4)
Class A — Before Taxes(1)	3.92%	-4.83%	7.62%
Class A — After Taxes on Distributions(1)	3.92%	-4.88%	6.32%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	2.55%	-4.07%	6.12%
Class B	4.17%	-4.85%	7.58%
Class C	8.15%	-4.47%	7.49%
S&P 500 Index(2)	4.91%	0.54%	7.63%
Lipper Large-Cap Growth Funds Average(3)	6.19%	-3.97%	5.48%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)	The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4)	The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution And/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.45%	0.25%	0.41%	1.11%
Class B	0.45	1.00	0.41	1.86
Class C	0.45	1.00	0.41	1.86

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by each class and 0.01% in trustees’ expense incurred during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. Prior to December 31, 2005, the methodology for calculating the breakpoints in the administrative fee was based on the average daily net assets of particular share classes rather than on those of the Fund. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$657	$883	$1,128	$1,827	$657	$883	$1,128	$1,827
Class B	689	885	1,206	1,892	189	585	1,006	1,892
Class C	289	585	1,006	2,180	189	585	1,006	2,180

Prospectus	31

RCM Mid-Cap Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Small to medium capitalizations equity securities	Approximate Capitalization Range Same as the Russell Mid-Cap Growth Index
	Fund Category Growth Stocks	Approximate Number of Holdings 85–125	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing 80% of its net assets (plus borrowings made for investment purposes) in equity securities of small- to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Midcap Index (between $1 billion and $24 billion as of February 23, 2006). Equity securities include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock. The Fund may also invest up to 10% of its assets in foreign securities. The Fund may from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; differentiated or superior products and services, and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The Russell Midcap Index is the Fund’s performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmark.

In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index future contracts). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• Market Risk	• Sector Specific Risk	• Credit Risk
• Issuer Risk	• Foreign (non-U.S.) Investment Risk	• Management Risk
• Growth Securities Risk	• Currency Risk	• Leveraging Risk
• Smaller Company Risk • Liquidity Risk	• Turnover Risk	• Derivatives Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance information shown in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A, B and C shares (2/5/02), performance information shown in the bar chart and the Average Annual Total Returns table for those classes is based on the performance of the DRCM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

32	Allianz Funds

RCM Mid-Cap Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	42.07%

	Lowest (10/1/00–12/31/00)	-25.13%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	5 Years	10 Years	Fund inception (11/6/79)(5)
Class A — Before Taxes(1)	3.42%	-3.93%	7.62%	14.79%
Class A — After Taxes on Distributions(1)	3.42%	-3.93%	2.16%	9.79%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	2.22%	-3.30%	3.56%	10.25%
Class B	4.16%	-3.65%	7.77%	14.79%
Class C	7.78%	-3.33%	7.58%	14.28%
Russell Midcap Index(2)	12.65%	8.45%	12.49%	15.08%
Russell Midcap Growth Index(3)	12.10%	1.38%	9.27%	13.84%
Lipper Mid-Cap Growth Funds Average(4)	9.93%	-0.34%	8.07%	12.62%
(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. It is not possible to invest directly in the index. The Russell Midcap Index replaced the Russell Midcap Growth Index as the Fund’s primary comparative index because the Adviser believes the Russell Midcap Index is more representative of the Fund’s investment strategies.
(3)	The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. It is not possible to invest directly in the index.
(4)	The Lipper Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. It does not take into account sales charges.
(5)	The Fund began operations on 10/31/79. Index comparisons begin on 10/31/79.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution And/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.47%	0.25%	0.43%	1.15%
Class B	0.47	1.00	0.43	1.90
Class C	0.47	1.00	0.43	1.90

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by each class and 0.03% in trustees’ and interest expense incurred during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. Prior to December 31, 2005, the methodology for calculating the breakpoints in the Administrative Fee was based on the average daily net assets of particular share classes rather than on those of the Fund. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$661	$895	$1,148	$1,871	$661	$895	$1,148	$1,871
Class B	693	897	1,226	1,935	193	597	1,026	1,935
Class C	293	597	1,026	2,222	193	597	1,026	2,222

Prospectus	33

RCM Strategic Growth Fund

Principal Investments and Strategies	Investment Objective Seeks Capital Appreciation	Fund Focus Equity and equity-related securities and derivatives	Approximate Capitalization Range All capitalizations with a focus on companies with capitalizations greater than $500 million
	Fund Category Growth Stocks	Approximate Number of Holdings 40-150	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity and equity-related securities of companies with market capitalizations of at least $500 million (as measured at the time of purchase). As discussed below, the Fund expects to engage in derivative transactions, which may have the effect of either magnifying or limiting the Fund’s gains and losses depending upon the particular derivative strategies used.

The Fund may invest in companies located within or outside the United States (including companies organized or headquartered in emerging markets countries). The Fund is not limited in the percentage of assets it may invest in any one country, region or geographic area. Although the Fund will not concentrate its investments in any single industry, it ordinarily expects to have substantial exposure to companies in high-growth areas such as technology or health care. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers. The Fund may purchase securities in initial public offerings (IPOs).

In managing the Fund, the portfolio management team attempts to exploit what it views as mispricing of the long-term growth prospects of companies by investing in stocks and employing derivatives strategies to maximize growth opportunities identified by the team’s research analysts and portfolio managers. The team may also seek to exploit what it views as shorter-term market opportunities. In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow and/or earnings, through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; the potential for superior risk-adjusted returns; differentiated or superior products and services; and a steady stream of new products and services. The portfolio management team will sell a security as it deems appropriate, such as when its price target has been attained, when the company experiences an adverse change in fundamentals, when a more favorable investment is identified or as necessary for redemption purposes. The portfolio managers expect a high portfolio turnover rate, which may be 200% or more.

The Fund ordinarily expects to use derivative instruments in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transactions costs. In particular, the Fund intends to purchase call options on securities whose prices the portfolio management team believes will increase, and purchase and sell combinations of put and call options in an attempt to take advantage of stock price movements. The Fund may also employ additional strategies involving call and put options, futures and forward contracts, short sales, swap agreements and other derivative instruments with respect to securities, indices and other assets.

The Fund’s use of derivative instruments will often give rise to forms of leverage, which could have the effect of magnifying the Fund’s gains and losses. Although it has no current intention to do so, the Fund also reserves the flexibility to borrow money, utilize reverse repurchase agreements or engage in other forms of borrowing to finance the purchase of additional investments and add leverage to its portfolio. Leveraging is a speculative technique and there are special risks involved. To the extent that the Fund uses or incurs leverage, an investment in the Fund will be more volatile and riskier than an investment in funds that do not use leverage.

In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Currency Risk	• Focused Investment Risk
• Issuer Risk	• Emerging Markets Risk	• Credit Risk
• Derivatives Risk • Leveraging Risk • Growth Securities Risk	• Smaller Company Risk • Foreign (non-U.S.) Investment Risk • IPO Risk	• Management Risk • Turnover Risk • Sector Specific Risk
• Liquidity Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

34	Allianz Funds

RCM Strategic Growth Fund (continued)

Performance Information

The Fund recently commenced operations and does not yet have a full calendar year of performance. Therefore, no bar chart or Average Annual Total Returns table is included for the Fund.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(3)
Class A	5.50%	1%(1)	2%
Class C	None	1%(2)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(3)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Share Class	Advisory Fees	Distribution And/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses	Expense Reductions(4)	Net Fund Operating Expenses
Class A	1.00%	0.25%	2.88%	4.13%	(2.48)%	1.65%
Class C	1.00	1.00	2.88	4.88	(2.48)	2.40

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class C shares, Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by each class, which rate is subject to a reduction of 0.025% to the extent the average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the average daily net assets of the Fund exceed $5 billion, 2.47% in organizational expenses and 0.01% in trustees’ expenses, each based on estimated amounts for the Fund’s initial fiscal year. See “Management of the Funds—Administrative Fees.”
(4)	Net Fund Operating Expenses reflects the effect of a contractual agreement by the Adviser to waive its advisory or administrative fee and/or reimburse the Fund to the extent that Annual Fund Operating Expenses exceed, due to the payment of organizational and certain other expenses, 1.65% and 2.40% for Class A and Class C shares, respectively, during the Fund’s initial fiscal year ending June 30, 2006 (but not any subsequent years). Under the Expense Limitation Agreement, the Adviser may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expenses limit.

Examples.  The Examples below, which are based on estimated amounts for the Fund’s initial fiscal year, are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.*

	Example: Assuming you redeem shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 1	Year 3
Class A	$709	$1,042	$709	$1,042
Class C	343	748	243	748

*	The Examples are based on the Net Fund Operating Expenses shown above.

Prospectus	35

RCM Targeted Core Growth Fund

Principal Investments and Strategies	Investment Objective Seeks after-tax growth of capital	Fund Focus Equity securities of U.S. companies	Approximate Capitalization Range All capitalizations
	Fund Category Growth Stocks	Approximate Number of Holdings 25–65	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing in a broadly diversified portfolio of equity securities of U.S. companies. The Fund invests in companies of all capitalizations, ranging from larger well-established companies to smaller emerging-growth companies. Although the Fund may invest in companies of all capitalizations, the Fund will focus its investments in larger capitalization companies. The Fund may invest up to 20% of its assets in companies with market capitalizations below $500 million (as measured at the time of purchase). The Fund may also invest up to 25% of its assets in foreign securities (but no more than 10% in companies located in any one country other than the U.S.) and up to 5% of its assets in companies located in emerging market countries. The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

In an attempt to achieve favorable after-tax returns, the Fund may use certain investment techniques designed to reduce capital gains distributions to shareholders. These techniques may include, among others, holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and selling securities that have declined in value to offset past or future gains realized on the sale of other securities. These techniques will not eliminate taxable distributions by the Fund. In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. The S&P 500 Index is the Fund’s performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmark.

In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index future contracts). The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Liquidity Risk	• Currency Risk
• Issuer Risk	• Derivatives Risk	• Sector Specific Risk
• Growth Securities Risk	• Foreign (non-U.S.) Investment Risk	• Leveraging Risk
• Smaller Company Risk	• Emerging Markets Risk	• Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance information shown in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A, B and C shares (2/5/02), performance information shown in the bar chart and the Average Annual Total Returns table for those classes is based on the performance of the DRCM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

36	Allianz Funds

RCM Targeted Core Growth Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	31.95%

	Lowest (1/1/01–3/31/01)	-18.31%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/05)

	1 Year	5 Years	Fund Inception (12/30/98)(4)
Class A — Before Taxes(1)	1.43%	-3.84%	2.01%
Class A — After Taxes on Distributions(1)	1.43%	-3.84%	1.92%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	0.93%	-3.23%	1.67%
Class B	1.59%	-3.88%	2.06%
Class C	5.58%	-3.47%	2.08%
S&P 500 Index(2)	4.91%	0.54%	1.77%
Lipper Large-Cap Growth Funds Average(3)	6.19%	-3.97%	-0.32%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)	The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4)	The Fund began operations on 12/30/98. Index comparisons begin on 12/31/98.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution And/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.60%	0.25%	0.41%	1.26%
Class B	0.60	1.00	0.41	2.01
Class C	0.60	1.00	0.41	2.01

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by each class, and 0.01% in trustees’ expense incurred during the most recent fiscal year. Effective January 1, 2006, the Administrative Fee rate is subject to a reduction of 0.025% to the extent aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. Prior to December 31, 2005, the methodology for calculating the breakpoints in the Administrative Fee was based on the average daily net assets of particular share classes rather than those of the Fund. See “Management of the Funds—Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$671	$928	$1,204	$1,989	$671	$928	$1,204	$1,989
Class B	704	930	1,283	2,054	204	630	1,083	2,054
Class C	304	630	1,083	2,338	204	630	1,083	2,338

Prospectus	37

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on investments in each of the Funds.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issue Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Value Securities Risk

Each Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities its portfolio manager believes are selling at a price lower than their true value. The CCM Capital Appreciation, CCM Mid-Cap, NACM Flex-Cap Value, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Small-Cap Value, OCC Core Equity, OCC Value and PEA Equity Premium Strategy Funds may place particular emphasis on value securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Growth Securities Risk

Each Fund may invest in equity securities of companies that its portfolio manager or portfolio management team believes will experience relatively rapid earnings growth. The CCM Capital Appreciation, CCM Mid-Cap, NACM Growth, PEA Equity Premium Strategy, PEA Growth, PEA Opportunity, PEA Target, RCM Large-Cap Growth, RCM Mid-Cap, RCM Strategic Growth and RCM Targeted Core Growth Funds may place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller Company Risk

The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. The NACM Flex-Cap Value, NFJ Small-Cap Value, PEA Opportunity, RCM Strategic Growth and RCM Targeted Core Growth Funds generally have substantial exposure to this risk. The CCM Mid-Cap, PEA Target and RCM Mid-Cap Funds have significant exposure to this risk because they invest substantial assets in companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies.

IPO Risk

The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain

38	Allianz Funds

market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Liquidity Risk

All of the Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk

All Funds except the CCM Capital Appreciation and CCM Mid-Cap Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Funds’ use of derivatives is discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Option Strategy employed by the PEA Equity Premium Strategy Fund and the derivatives strategies employed by the RCM Strategic Growth Fund, together with certain related risks, are further described under “Characteristics and Risks of Securities and Investment Techniques—Call Option Strategy Employed by PEA Equity Premium Strategy Fund” and “Characteristics and Risks of Securities and Investment Techniques—Derivatives Strategies Employed by RCM Strategic Growth Fund”, respectively, in this Prospectus. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. To the extent that a Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position; naked call options have speculative characteristics and the potential for loss is unlimited. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Sector Specific Risks

In addition to other risks, Funds that invest a substantial portion of their assets in related industries (or “sectors”) may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

Healthcare Related Risk.    Certain funds, such as the RCM Large-Cap Growth, RCM Mid-Cap, RCM Strategic Growth and RCM Targeted Core Growth Funds, may make significant investments in the healthcare industry and may be subject to risks particular to that industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risks associated with the governmental approval process. Other Funds may also be subject to these risks to the extent they invest their assets in the healthcare industry.

Technology Related Risk.    Certain Funds, such as the CCM Capital Appreciation, PEA Equity Premium Strategy, PEA Growth, PEA Opportunity, PEA Target, RCM Large-Cap Growth, RCM Mid-Cap, RCM Strategic Growth and RCM Targeted Core Growth Funds, may be subject to risks particularly affecting technology companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories to the extent they invest their assets in technology or technology-related companies.

The Funds may from time to time invest a substantial portion of their assets in other sectors, and during those periods will be subject to a greater extent to the risks associated with those sectors.

Foreign (non-U.S.) Investment Risk

A Fund that invests in foreign securities may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. However, if foreign securities present attractive investment opportunities, any one of these Funds may increase their percentage of assets in foreign securities, subject to applicable limits. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

Prospectus	39

Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund invests a significant portion of its assets in a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks including weather emergencies and natural disasters associated with foreign investments. Adverse developments in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. and non-U.S. tax considerations may apply to a Fund’s investment in foreign securities.

EMU Countries Risk.    Certain Funds will invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU’s objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as separate nations adjust to the reduction in flexibility, independence and sovereignty that the EMU requires. High unemployment and a sense of “deculteralization” within the general public and the participating countries could lead to political unrest and continuing labor disturbances.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area (discussed above under “Foreign (non-U.S.) Investment Risk”) are generally more pronounced with respect to investments in emerging market countries.

Currency Risk

Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Focused Investment Risk

Focusing Fund investments in a small number of issuers, industries or foreign currencies or regions increases risk. Funds, such as the RCM Strategic Growth Fund, that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Some of those issuers also may present substantial credit or other risks. Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as “technology” or “financial and business services,” which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments. See “Sector Specific Risks” above.

Leveraging Risk

Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. In addition, to the extent a Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund’s investment income, resulting in greater losses.

Fixed Income Risk

To the extent that Funds purchase fixed income securities such as bonds or notes for investment or defensive purposes, they will be subject to fixed income risk.

Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market

40	Allianz Funds

perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities in a Fund’s portfolio is likely to decrease. Securities with longer “durations” (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

Turnover Risk

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Credit Risk

All of the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. To the extent a Fund is permitted to invest in such securities, that portion of the Fund’s assets is particularly susceptible to this risk. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell them (liquidity risk).

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Advisers and each individual portfolio manager and/or portfolio management team will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Additional Risks of Investing in the Funds

In addition to the risks described above, certain of the Funds are newly formed and therefore have limited or no history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Management of the Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). As of December 31, 2005, the Adviser and its investment management affiliates had approximately $642.9 billion in assets under management.

The Adviser has retained investment management firms (“Sub-Advisers”) to manage each Fund’s investments. See “Sub-Advisers” below. The Adviser may retain affiliates to provide various administrative and other services required by the Funds.

Advisory Fees

Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. In the case of Funds for which the Adviser has retained a separate Sub-Adviser, the Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

Prospectus	41

During the most recently completed fiscal year (except as noted), the Funds paid monthly advisory fees to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees
NFJ Large-Cap Value, CCM Capital Appreciation, NFJ Dividend Value, CCM Mid-Cap, RCM Large-Cap Growth, OCC Core Equity* and OCC Value Funds	0.45%
RCM Mid-Cap Fund	0.47%
NACM Growth and PEA Growth Funds	0.50%
PEA Target Fund	0.55%
PEA Equity Premium Strategy, RCM Targeted Core Growth and NFJ Small-Cap Value Funds	0.60%
NACM Flex-Cap Value and PEA Opportunity Funds	0.65%
RCM Strategic Growth Fund*	1.00%

*	The Fund recently commenced investment operations and, as a result, did not pay advisory fees for a full fiscal year. The fee rate stated above reflects the advisory fee rate payable for the current fiscal year.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between Allianz Global Fund Management and each Fund (except the RCM Strategic Growth Fund, which was recently organized) and the portfolio management agreements between Allianz Global Fund Management and each respective Sub-Adviser is available in the Funds’ semi-annual report to shareholders for the six-month period ended December 31, 2005.

Administrative Fees

Each Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Class A, Class B and Class C shareholders of each Fund pay an administrative fee to Allianz Global Fund Management, computed as a percentage of the Fund’s net assets attributable in the aggregate to those classes of shares, with breakpoints at various asset levels. Allianz Global Fund Management, in turn, provides or procures administrative services for Class A, Class B and Class C shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. In general, the administrative fee paid to Allianz Global Fund Management exceeds the related costs. This may not be the case for relatively small Funds, but the excess of the fee over costs may increase as Funds grow in asset size. The Funds do bear other expenses which are not covered by the administrative fee which may vary and affect the total level of expenses paid by Class A, Class B and Class C shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

Class A, B and C shareholders of the Funds pay the Adviser monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class A, Class B and Class C shares):

Fund	Administrative Fees*
All Funds	0.40%

*	Effective January 1, 2006, the Administrative Fee rate for each Fund (except the OCC Value and NFJ Small-Cap Value Funds) is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion. Also effective January 1, 2006, the Administrative Fee rate for the OCC Value and NFJ Small-Cap Value Funds is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, an additional 0.05% to the extent the aggregate average daily net assets of the Fund exceed $5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class. Prior to December 31, 2005, the methodology for calculating the breakpoints in the Administrative Fee was based on the average daily net assets of particular share classes rather than on those of the Fund.

Allianz Global Fund Management, the Distributor and their affiliates may make payments to financial intermediaries (such as brokers or third party administrators) for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. The actual services provided, and the payments made for such services, vary from firm to firm. For these services, Allianz Global Fund Management, the Distributor and their affiliates may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account for networking fees for NSCC-cleared accounts and from $13 to $19 per account for services to omnibus accounts or (ii) an annual fee at a rate of up to 0.25% of the value of the assets in the relevant accounts. These payments may be material to financial

42	Allianz Funds

intermediaries relative to other compensation paid by the Funds and/or Allianz Global Fund Management, the Distributor and their affiliates and are in addition to any distribution and/or servicing (12b-1) fees paid to such financial intermediaries. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. Allianz Global Fund Management and the Distributor do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

Sub-Advisers

Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The following provides summary information about each Sub-Adviser, including the Funds it manages.

Sub-Adviser*	Funds
PEA Capital LLC (“PEA”) 1345 Avenue of the Americas, 50th Floor New York, NY 10105	PEA Equity Premium Strategy, PEA Growth, PEA Opportunity and PEA Target
Cadence Capital Management LLC (“Cadence”)	CCM Capital Appreciation and CCM Mid-Cap
265 Franklin Street 11th Floor Boston, MA 02110
RCM Capital Management LLC (“RCM”) 4 Embarcadero Center San Francisco, CA 94111	RCM Large-Cap Growth, RCM Mid-Cap, RCM Strategic Growth and RCM Targeted Core Growth (the “RCM Funds”)
Nicholas-Applegate Capital Management LLC (“NACM” or “Nicholas-Applegate”)	NACM Flex-Cap Value and NACM Growth (the “NACM Funds”)
600 West Broadway San Diego, CA 92101
NFJ Investment Group L.P. (“NFJ”)	NFJ Dividend Value, NFJ Large-Cap Value and NFJ Small-Cap Value
2100 Ross Avenue, Suite 1840 Dallas, TX 75201
Oppenheimer Capital LLC (“Oppenheimer Capital”)	OCC Core Equity and OCC Value
1345 Avenue of the Americas, 49th Floor New York, NY 10105-4800

*	Each of the Sub-Advisers (except Cadence) is affiliated with the Adviser.

The following provides additional information about each Sub-Adviser and the individual portfolio managers who have or share primary responsibility for managing the Funds’ investments. For each Fund, the Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds which they manage.

PEA

PEA provides equity-related advisory services to mutual funds and institutional accounts. Accounts managed by PEA had combined assets as of December 31, 2005, of approximately $4.3 billion.

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The following individuals at PEA have primary responsibility for the noted Funds. In addition to serving as a co-portfolio manager for the PEA Target Fund, Jeff Parker, Managing Director of PEA, is responsible for overseeing investment and trading decisions for the PEA Growth and PEA Opportunity Funds. Information about Mr. Parker is set forth below. A different sub-advisory firm served as Sub-Adviser for the PEA Growth, PEA Opportunity and PEA Target Funds prior to March 6, 1999 and for the PEA Equity Premium Strategy Fund prior to July 1, 1999.

Fund	Portfolio Managers	Portfolio Manager Since	Recent Professional Experience
PEA Equity Premium Strategy Fund	Stephen Bond-Nelson (Joint Lead on Options)	2004	Co-Portfolio Manager for PEA. Prior to joining PEA in 1999, he was a research analyst at Prudential Mutual Funds. He has over nine years of investment management experience.

	Greg Tournant (Joint Lead on Options)	2005	Co-Portfolio Manager for PEA. Prior to joining PEA in 2001, he was a Senior Research Analyst at Eagle Asset Management, a division of Raymond James Financial. Before that he spent three years as a strategy consultant for McKinsey & Co. and two years as a research analyst for Eagle Asset Management. He has over eight years of investment management experience.

	Robert Urquhart (Lead on Equity)	2005	Managing Director and Senior Portfolio Manager, PEA and Managing Director, Oppenheimer Capital. He joined Oppenheimer Capital in 1999 and PEA in 2005 and has over 24 years of experience in portfolio management, investment analysis and equity research.

PEA Growth Fund	Robert Urquhart	2005	See above.

PEA Opportunity Fund	Michael Corelli	2003	Portfolio Manager for PEA. Prior to joining PEA in 1999, he was an analyst at Bankers Trust for 6 years in the small and mid cap growth group. He received his B.A. from Bucknell University.

PEA Target Fund	Martin Mickus	2004	Co-Portfolio Manager for PEA. He joined PEA as a Research Analyst in 1999. He brings 12 years of industry experience to his position. Prior to joining PEA, he was a research analyst at S&P Equity Research. He also spent two years as an Assistant Portfolio Manager and Research Analyst with InterGroup Corporation. He is a Chartered Financial Analyst, and earned an M.B.A. from Vanderbilt University and a B.S. from Syracuse University.

	Jeff Parker (Lead)	1999	Managing Director of PEA. Prior to joining PEA, he managed equity accounts as an Assistant Portfolio Manager at Eagle Asset Management from 1996 to 1998. He was a Senior Consultant with Andersen Consulting, specializing in healthcare and technology, from 1991 to 1994.

During December, 2001, the sub-advisory functions performed by the PEA division of Allianz and its personnel were transferred to PEA Capital LLC, a newly formed, indirect wholly owned subsidiary of Allianz. PEA Capital LLC serves as the Sub-Adviser to the Funds previously sub-advised by PEA. The Funds’ portfolio managers did not change as a result of these changes, which were approved by the Trust’s Board of Trustees.

Cadence

Cadence provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had combined assets as of December 31, 2005, of approximately $7.0 billion.

The following individuals at Cadence share joint responsibility for managing each of the noted Funds.

Fund	Portfolio Managers	Since	Recent Professional Experience
CCM Capital Appreciation Fund	William B. Bannick	1992	Managing Director, Chief Investment Officer and Executive Vice President at Cadence. Mr. Bannick is a research generalist and Senior Portfolio Manager for the Cadence team. He has managed separately managed equity accounts for various Cadence institutional clients and has been a member of the team that manages the Allianz Funds sub-advised by Cadence since joining Cadence in 1992.

	Robert L. Fitzpatrick	2004	Portfolio Manager at Cadence. Mr. Fitzpatrick is a research generalist and began with Cadence covering the hardware side of the technology industry, including semiconductors, computers, other equipment and telecommunications. Mr. Fitzpatrick has been a member of the investment team that manages the Allianz Funds sub-advised by Cadence since joining Cadence in 1999.

CCM Mid-Cap Fund	Messrs. Fitzpatrick and Bannick	Same as Capital Appreciation Fund	See above.

Cadence is majority-owned by its employees, while a group of co-investors led by Rosemont Partners holds a minority interest. Prior to September 2005, Cadence was affiliated with the Adviser. In connection with the transaction in which Cadence was purchased by its management and its co-investors, Allianz and its affiliates may be obligated to make payments (“Termination Payments”) to Cadence if Cadence is terminated as sub-adviser to any Fund before September 2010. Because of these payments, the Adviser may have an economic disincentive to

44	Allianz Funds

terminate or recommend the termination of Cadence as sub-adviser to the Funds noted above, even when it would be in a Fund’s best interests to do so. However, the Adviser has a fiduciary duty to act in each Fund’s best interests regardless of any Termination Payment that may result. In addition, under the sub- advisory agreement with Cadence, the Board of Trustees has the ability to terminate or not renew the sub-advisory agreement with Cadence without the consent or approval of the Adviser, and a majority of the Board is comprised of disinterested trustees who have no economic interest in Cadence, the Adviser or the Termination Payments.

In addition, in connection with a “Call Agreement” entered into in connection with the sale of Cadence, there is a significant chance that, before September 2010, it will be proposed that the Funds for which Cadence serves as sub-adviser be reorganized into funds that are not part of the Allianz Funds family. This could result in, among other things, the shareholders of those Funds being unable to exchange on a load-free basis into other Allianz Funds or PIMCO Funds, different (and possibly reduced) shareholder services and different fees and expenses. The Trustees have indicated that they will evaluate these and other relevant factors before determining whether to approve any such transaction.

RCM

RCM is located at Four Embarcadero Center, San Francisco, CA 94111. Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global Investors US Holdings LLC, RCM provides advisory services to mutual funds and institutional accounts. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of December 31, 2005, RCM had approximately $21.3 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC.

The following individuals at RCM have primary responsibility for the noted Funds.

Fund	Managers	Since	Recent Professional Experience
RCM Large Cap Growth Fund	Raphael L. Edelman (Lead)	2004	Director and Co-Chief Investment Officer of the U.S. Large Cap Core Growth Equity Portfolio Management Team. Prior to joining RCM in 2004, he spent 20 years at Alliance Capital Management as a Portfolio Manager and Research Analyst.

	Joanne L. Howard, CFA	2005	Managing Director and Co-Chief Investment Officer of the U.S. Large Cap Core Growth Equity Portfolio Management Team. She also previously served as the firm’s Private Client Group CIO from 1996 to 2002, where she continues to serve as a Senior Portfolio Manager. Prior to joining RCM in 1992, she spent 17 years with Scudder, Stevens & Clark as Managing Director and Senior Portfolio Manager of the Quality Growth team.

	M. Brad Branson, CFA	2005	Managing Director and Senior Portfolio Manager on the U.S. Large Cap Core Growth Equity Portfolio Management Team. He also serves as the firm’s Private Client Group CIO. Prior to joining RCM in 1993 as a Research Analyst, he worked with a growth-oriented equity investment management firm where he was a Research Analyst focusing on small and mid cap stocks.

	Peter A. Goetz, CFA	2005	Director and Portfolio Manager on the U.S. Large Cap Core Growth Equity Portfolio Management Team. Prior to joining RCM in 1999, he worked at Jurika & Voyles, as a Vice President and Portfolio Manager for three years. Previously, he worked as Vice President and Senior Portfolio Manager at Bank of America Private Asset Management.

RCM Mid-Cap Fund	Louise M. Laufersweiler, CFA (Lead)	2005	Director, Chief Investment Officer for Midcap, and Senior Portfolio Manager for both small and mid-cap strategies. She has senior portfolio management responsibilities for both mid cap and small cap equity strategies and is Deputy CIO for US Small Cap. She also worked for five years in the RCM research department as an associate in the financial services and cyclical sectors. Prior to joining RCM in 1982, Ms. Laufersweiler worked at Hambrecht and Quist in San Francisco.

	Steven Klopukh, CFA	2005	Vice President, Portfolio Manager for U.S. Mid Cap Equities. He joined RCM in 2002 as an equity analyst and assistant portfolio manager on the Mid Cap equity team. Prior to joining RCM in 2002, Mr. Klopukh was a Vice President and fundamental equity analyst at CDC Investment Management Corp. and was involved in managing its quantitatively-enhanced, risk-targeted Large-Cap Core and Market-Neutral equity strategies from 1999 to 2001.

RCM Strategic Growth Fund	Walter C. Price, Jr. CFA*	2006 (Inception)	Senior Portfolio Manager and Senior Analyst. He joined RCM in 1974 as a Senior Securities Analyst in technology.

	Huachen Chen, CFA*	2006 (Inception)	Senior Portfolio Manager. He joined RCM as an Analyst in 1984, and has provided analytical coverage of many sectors within technology, as well as the electrical equipment and multi-industry areas.

	Raphael L. Edelman*	2006 (Inception)	Senior Portfolio Manager and Co-CIO of the Large Cap Core Growth Equity Portfolio Management Team. Prior to joining RCM in 2004, he spent 20 years at Alliance Capital Management as a Portfolio Manager and Research Analyst.

RCM Targeted Core Growth Fund	M. Brad Branson, CFA (Lead)	1998 (Inception)	See Above

	Joanne L. Howard, CFA	1998 (Inception)	See Above

*	Individuals share responsibility equally for the Fund.

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NACM

Organized in 1984, Nicholas-Applegate provides advisory services to mutual funds and institutional accounts. As of December 31, 2005, Nicholas-Applegate had approximately $15.6 billion in assets under management.

The following individuals at Nicholas-Applegate share primary responsibility for each of the noted Funds. In addition to the persons listed below, Horacio A. Valeiras, CFA is a Managing Director and the Chief Investment Officer of Nicholas-Applegate responsible for overseeing all investment and trading functions within the firm. Prior to joining Nicholas-Applegate in 2002, he was a managing director of Morgan Stanley Investment Management, London, responsible for developing and overseeing their Global Core Equity and European tactical asset allocation programs. From 1992 through 2000 he was head of International Equity and asset allocation programs with Miller Anderson & Sherrerd. He started in the investment management industry with Credit Suisse First Boston, where he became the director and chief international investment strategist based in their London office. He has eighteen years of investment management experience.

Fund	Portfolio Managers	Since	Recent Professional Experience
NACM Flex-Cap Value Fund	Stephen Sexauer*	2003	Managing Director and a Lead Portfolio Manager for Nicholas-Applegate U.S. Value strategies since 2003. Prior to joining Nicholas-Applegate in 2003, he spent 13 years with Morgan Stanley Investment Management managing value equity portfolios. Mr. Sexauer’s background includes consulting with Merrill Lynch Economics and Wharton Econometrics. He has 20 years’ investment experience.
	Mark Stuckelman*	2002 (inception)	Managing Director and a Lead Portfolio Manager for the Nicholas-Applegate U.S. Value strategies since 2001. Prior to joining Nicholas-Applegate in 1995, he was associated with Wells Fargo Bank Investment Management Group; Fidelity Management Trust Co. and BARRA.
	Nelson Shing	2005	Vice President and Investment Analyst for Nicholas-Applegate U.S. Value strategies since 2003. Prior to joining Nicholas-Applegate in 2003, he was an analyst with Pequot Capital Management, Inc. (from 2001-2003), Morgan Stanley Investment Management, Inc. (from 2000-2001), C. Blair Asset Management, L.P. (1999) and Credit Suisse First Boston (from 1997-1999). He has eight years of investment industry experience.

NACM Growth Fund	Horacio A. Valeiras, CFA*	2006	See Above.

	James Li, Ph.D	2006	Vice President and Portfolio Manager at Nicholas-Applegate. Prior to joining Nicholas-Applegate in 2000, he was an investment officer with Accessor Capital Management and a consultant with Frank Russell Company. He has eleven years of investment industry experience.
	Jane Edmondson	2006	Portfolio Manager at Nicholas-Applegate. Prior to joining Nicholas-Applegate in 1996, Ms. Edmondson was a financial consultant with Merrill, Lynch, Pierce, Fenner & Smith. She has fifteen years of investment industry experience.

*	Individual is a key decision maker for portfolio management and research.

NFJ

NFJ provides advisory services to mutual funds and institutional accounts. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of December 31, 2005, of approximately $19.9 billion.

The following individuals at NFJ share primary responsibility for the noted Fund.

Fund	Portfolio Managers	Since	Recent Professional Experience
NFJ Dividend Value Fund	E. Clifton Hoover (Lead)	2004	Managing Director at NFJ. He is a Portfolio Manager with 17 years’ experience in financial analysis and portfolio management. Prior to joining NFJ in 1997, he was associated with Credit Lyonnais from 1991 to 1997, where he served as a vice-president and was responsible for the financial analysis and portfolio management of a diversified portfolio. He began his career as a financial analyst with NationsBank in 1985.
	Chris Najork	2000 (Inception)	Managing Director and founding partner of NFJ. He has over 30 years‘ experience encompassing equity research and portfolio management. Prior to the formation of NFJ in 1989, he was a Senior Vice President, Senior Portfolio Manager and analyst at NationsBank, which he joined in 1974.
	Benno J. Fischer	2000 (Inception)	Managing Director and founding partner of NFJ. He has over 30 years‘ experience in portfolio management, investment analysis and research. Prior to the formation of NFJ in 1989, he was Chief Investment Officer (institutional and fixed income), Senior Vice President and Senior Portfolio Manager at NationsBank, which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge.
	Jeffrey S. Partenheimer	2002	Managing Director at NFJ. He is a Portfolio Manager with over 17 years’ experience in financial analysis, portfolio management and large corporate finance. Prior to joining NFJ in 1999, he spent 10 years in commercial banking (8 of those years managing investment portfolios) and 4 years as a treasury director for DSC Communications in Plano, Texas. He began his career as a financial analyst with First City Bank of Dallas in 1985. He is both a CFA and a CPA.

46	Allianz Funds

Fund	Portfolio Managers	Since	Recent Professional Experience

NFJ Large-Cap Value Fund	Mr. Najork (Lead)	2000 (Inception)	See Above
	Mr. Fischer	2000 (Inception)	See Above
	Paul A. Magnuson	2000 (Inception)	Managing Director at NFJ. He is a Portfolio Manager and Senior Research Analyst with 17 years’ experience in equity analysis and portfolio management. Prior to joining NFJ in 1992, he was an Assistant Vice President at NationsBank, which he joined in 1985. Within the Trust Investment Quantitative Services Division of NationsBank, he was responsible for equity analytics and structured fund management.
	Mr. Partenheimer	2002	See Above
	Mr. Hoover	2005	See Above

NFJ Small-Cap Value Fund	Mr. Magnuson (Lead)	1995	See Above

	Mr. Najork	1991 (Inception)	See Above
	Mr. Fischer	1991 (Inception)	See Above
	Mr. Hoover	1998	See Above

Oppenheimer Capital

Oppenheimer Capital is located at 1345 Avenue of the Americas, 49th Floor, New York, NY 10105-4800. Oppenheimer Capital is a Delaware limited liability company and is an indirect wholly owned subsidiary of Allianz. The Sub-Adviser has operated as an investment adviser to investment companies and other investors since its organization in 1980. As of December 31, 2005, Oppenheimer Capital had approximately $25.9 billion in assets under management.

The following individuals at Oppenheimer Capital have primary responsibility for the noted Fund. A different sub-advisory firm served as Sub-Adviser for the OCC Value Fund prior to February 11, 2005.

Fund	Portfolio Managers	Since	Recent Professional Experience
OCC Core Equity Fund	Robert Urquhart	2005 (inception)	Managing Director and Senior Portfolio Manager, PEA and Managing Director, Oppenheimer Capital. He joined Oppenheimer Capital in 1999 and PEA in 2005 and has over 24 years of experience in portfolio management, investment analysis and equity research.
OCC Value Fund	Colin Glinsman	2005	Managing Director and Chief Investment Officer of Oppenheimer Capital. He has 25 years of investment experience, including 16 years at Oppenheimer Capital.

Oppenheimer Capital is subject to a non-competition agreement that limits the extent to which the OCC Value Fund’s investments can overlap with the equity investments of a balanced fund sponsored by a third party. Oppenheimer Capital has indicated that it does not believe that agreement will have a material adverse impact on Oppenheimer Capital’s management of the Fund.

Adviser/Sub-Adviser Relationship

Shareholders of each Fund (except the NFJ Dividend Value, NFJ Large-Cap Value and CCM Mid-Cap Funds) have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by Allianz. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.

Distributor

The Trust’s Distributor is Allianz Global Investors Distributors LLC, an affiliate of the Adviser. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

Regulatory and Litigation Matters

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement (the “NJ Settlement”) relating to the same subject matter with the Attorney General of the

Prospectus	47

State of New Jersey (“NJAG”) in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. Also in September 2004, AGIFM, PEA and AGID settled separate regulatory actions with the SEC and the Attorney General of the State of California related to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares, pursuant to which they paid a total of $20.6 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements.

Since February 2004, AGIFM, PEA, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding (the “Maryland MDL”) in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut (the “Connecticut Action”). The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”), against AGIFM, PEA and AGID based on the same circumstances as those cited in the 2004 settlements with the SEC and NJAG involving alleged market timing activities referenced above. This action, which seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees, has been transferred to and consolidated with the Maryland MDL.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against AGIFM, PEA, AGID and/or AGI, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the NJ Settlement under Section 9(a), AGIFM, PEA, AGID, AGI and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the NJ Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Complaint were to result in court injunction against AGIFM, PEA or AGID, then AGI, AGIFM and certain of their affiliates would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, though there is no assurance that such exemptive relief would be granted.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM, PEA and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s, PEA’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated if those developments are likely to have a material adverse effect on the Funds or on the ability of AGIFM, AGID or the sub-advisers to perform their respective contracts with respect to the Funds.

48	Allianz Funds

Investment Options—Class A, B and C Shares

The Trust offers investors Class A, Class B and Class C shares of each Fund in this Prospectus (except for the OCC Core Equity and RCM Strategic Growth Funds, which offer only Class A and Class C shares). Each class of shares is subject to different types and levels of sales charges and other fees than the other classes and bears a different level of expenses.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust’s multi-class arrangements is included in the Allianz Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares (the “Guide”), which is included as part of the Statement of Additional Information and can be obtained free of charge from the Distributor. See “How to Buy and Sell Shares—Allianz Funds and PIMCO Funds Shareholders’ Guide” below.

Class A Shares

•	You pay an initial sales charge of up to 5.50% when you buy Class A shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

•	You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Guide for details.

•	Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

•	You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

Class B Shares

•	A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 7 days of acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

•	You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially.

•	You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

•	A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 7 days of acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

•	Class B shares are subject to higher 12b-1 fees than Class A shares for the first seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004) they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•	Class B shares purchased on or before December 31, 2001 or after September 30, 2004 automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004). After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

•	For information about the CDSC calculation and conversion date of shares received in an exchange, please see the Guide.

Class C Shares

•	You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

•	You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

•	A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 7 days of acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

Prospectus	49

•	Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•	Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after seven (or eight) years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than seven (or eight) years.

All Classes

Some or all of the payments described below are paid or “reallowed” to financial intermediaries. See the SAI and the Guide for details. The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

Initial Sales Charges-Class A Shares

This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. Investors that purchase $1,000,000 or more of any Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of 1% if they redeem such shares during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

Initial Sales Charge-Class A Shares

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price
$0–$49,999	5.82%	5.50%
$50,000–$99,999	4.71%	4.50%
$100,000–$249,999	3.63%	3.50%
$250,000–$499,999	2.56%	2.50%
$500,000–$999,999	2.04%	2.00%
$1,000,000 +	0.00%	0.00%

Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of one of more funds that are series of the Trust or PIMCO Funds (other than the PIMCO Money Market Fund) that offer Class A shares (together, “Eligible Funds”), are summarized below and are described in greater detail in the Guide.

Combined Purchase Privilege.  Investors may qualify for a reduced sales charge on Class A shares by combining purchases of Class A shares of Eligible Funds into a single purchase (a “Single Purchase”), if the resulting purchase totals at least $50,000. The following may be deemed to be a Single Purchase: certain purchases by an individual investor’s spouse or children that may be combined with an investor’s purchase, single purchases by a fiduciary for multiple beneficiaries and single purchases for employee benefit plans of a single employer. Please see the Guide for details.

Cumulative Quantity Discount (Right of Accumulation).  A purchase of Class A shares of any Eligible Fund may qualify for a Cumulative Quantity Discount at the rate applicable to the discount bracket obtained by adding:

(i) the amount of the investor’s total current purchase (including any sales charge);

(ii) the aggregate net asset value (at the close of business on the day of the current purchase) of all Class A, Class B and Class C shares of any Eligible Fund held by the investor; and

(iii) the net asset value (at the close of business on the day of the current purchase) of all Class A, Class B and Class C shares owned by another shareholder eligible to be combined with the investor’s purchase into a Single Purchase.

Please see the Guide for restrictions applicable to shares held by certain employer-sponsored benefit programs.

50	Allianz Funds

Letter of Intent.  An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Reinstatement Privilege.  A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. The limitations and restrictions of this program are fully described in the Guide.

Method of Valuation of Accounts.  To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the net asset value (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount.

Sales at Net Asset Value.  In addition to the programs summarized above, the Funds may sell their Class A shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to: Trustees of the Funds; employees of the Adviser, Sub-Advisers and Distributor; employees of participating brokers; certain trustees or other fiduciaries purchasing shares for retirement plans; participants investing in certain “wrap accounts” and investors who purchase shares through a participating broker who has waived all or a portion of the payments it normally would receive from the Distributor at the time of purchase. In addition, Class A shares of the Funds issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Required Shareholder Information and Records.  In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify the Distributor that the investor qualifies for such a reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial intermediary or the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:

•	all of the investor’s accounts held directly with the Trust or through a financial intermediary;

•	any account of the investor at another financial intermediary; and

•	accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

The Trust makes available free of charge and in a clear and prominent format, on the Fund’s Web site at http://www.allianzinvestors.com, information regarding eliminations of and reductions in sales loads associated with Eligible Funds.

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Class B and Class C Shares

As discussed above, Class B and Class C shares of the Funds are not subject to an initial sales charge.

Contingent Deferred Sales Charges (CDSCs)-Class B and Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class B or Class C shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Class B Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	5
Second	4
Third	3
Fourth	3
Fifth	2
Sixth	1
Seventh and thereafter	0*

*	After the seventh year, Class B shares purchased on or before December 31, 2001 or after September 30, 2004 convert into Class A shares. As noted above, Class B shares purchased after December 31, 2001 but before October 1, 2004, convert into Class A shares after eight years.

Class C Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1
Thereafter	0

CDSCs on Class A Shares

Unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.

How CDSCs are Calculated-Shares Purchased After December 31, 2001

Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share. CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC:

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

How CDSCs are Calculated-Shares Purchased On or Before December 31, 2001

For shares purchased on or before December 31, 2001, the manner of calculating the CDSC on Class B and Class C shares (and where applicable, Class A shares) differs from that described above. For these shares, a CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of a Fund to fall below the total dollar amount of your purchase payments subject to the CDSC. However, no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of your account above the amount of the purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

52	Allianz Funds

For example, the following illustrates the operation of the Class B CDSC on shares purchased on or before December 31, 2001:

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor’s account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor’s account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

Shares that are received in an exchange will be subject to the same CDSC calculation as the shares exchanged. In other words, shares received in exchange for shares purchased on or before December 31, 2001 will be subject to the same manner of CDSC calculation as the shares exchanged. In addition, Class B shares that are received in an exchange will be subject to a CDSC to the same extent as the shares exchanged and will convert into Class A shares at the same time as the original shares would have converted into Class A shares. Class C shares received in exchange for Class C shares with a different CDSC period will have the same CDSC period as the shares exchanged.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Guide for details. The Guide is available free of charge from the Distributor. See “How to Buy and Sell Shares—Allianz Funds and PIMCO Funds Shareholders’ Guide” below.

Distribution and Servicing (12b-1) Plans

The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

There is a separate 12b-1 Plan for each class of shares offered in this Prospectus. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):

All Funds	Servicing Fee	Distribution Fee
Class A	0.25%	None
Class B	0.25%	0.75%
Class C	0.25%	0.75%

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Therefore, although Class B and Class C shares may not pay initial sales charges, the distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of your purchase a commission equal to 4.00% and 1.00%, respectively, of your investment in such share classes. Please see the Statement of Additional Information and Guide for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) may from time to time make additional payments such as cash

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bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of Allianz Funds (the “Trust”), other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s expense. These payments may be made, at the discretion of the Distributor, to some of the top 50 financial firms that have sold the greatest amounts of shares of the Funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that are expected to terminate, although the actual termination date is not known. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund, the Adviser and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information and Guide.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares. Please see “Management of the Funds—Administrative Fees” above.

How Fund Shares Are Priced

The net asset value per share (“NAV”) of a Fund’s Class A, Class B and Class C shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

54	Allianz Funds

For purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Trust’s global and international Funds are currently utilizing modeling tools provided by third-party vendors to determine fair values of foreign securities, and other Funds may do the same depending upon the extent of foreign securities held in their portfolios. The Funds’ use of fair value pricing may help deter “stale price arbitrage,” as discussed below under “Abusive Trading Practices.”

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the net asset value of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Funds.

Allianz Funds and PIMCO Funds Shareholders' Guide

More detailed information about the Trust’s purchase, sale and exchange arrangements for Fund shares is provided in the Allianz Funds and PIMCO Funds Shareholders’ Guide (the “Guide”), which is included in the Statement of Additional Information and can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

•	Automated telephone and wire transfer procedures
•	Automatic purchase, exchange and withdrawal programs
•	Programs that establish a link from your Fund account to your bank account
•	Special arrangements for tax-qualified retirement plans
•	Investment programs which allow you to reduce or eliminate initial sales charges
•	Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

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Calculation of Share Price and Redemption Payments

When you buy shares of the Funds, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC, redemption fee or other fee. NAVs are ordinarily determined at the close of regular trading (normally, 4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer before the NAV has been calculated and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed at that day’s NAV). Please see the Guide for details.

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day’s NAV).

Disclosure Relating to the NFJ Small-Cap Value Fund

Class A shares, Class B shares and Class C shares of the NFJ Small-Cap Value Fund are currently no longer available for purchase by new investors in the Fund. Shareholders who owned shares of the NFJ Small-Cap Value Fund as of the close of business on October 10, 2003 are still permitted to purchase additional shares of the Fund for as long as they continue to own shares of the Fund. Similarly, participants in any self-directed qualified benefit plan (for example, 401(k), 403(b) custodial accounts and Keogh Plans, but not IRAs, including SEP, SAR/SEP or SIMPLE IRAs) that owned shares of the NFJ Small-Cap Value Fund as of the close of business on October 10, 2003 for any single plan participant are eligible to direct the purchase of Fund shares by their plan account for so long as the plan continues to own shares of the Fund for any plan participant. In the event a shareholder no longer owns any shares of the NFJ Small-Cap Value Fund, or a self-directed qualified benefit plan no longer owns any Fund shares on behalf of its participants, such shareholder or all participants in such plan, as the case may be, are no longer eligible to purchase shares of the Fund.

Shareholders of other series of Allianz Funds and of PIMCO Funds are no longer permitted to exchange any of their shares for shares of the NFJ Small-Cap Value Fund unless the shareholders are independently eligible to purchase shares of the Fund under the restrictions described in the preceding paragraph.

The Trust and the Distributor each reserves the right at any time to modify or eliminate these restrictions, including on a case-by-case basis.

Buying Shares

You can buy Class A, Class B or Class C shares of the Funds in the following ways:

•	Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

•	Directly from the Trust. To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to:

Allianz Global Investors Distributors LLC

P.O. Box 9688

Providence, RI 02940-0926

The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Global Investors Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

56	Allianz Funds

The Guide describes a number of additional ways you can make direct investments, including through the Allianz Funds and PIMCO Funds Auto-Invest and Allianz Funds and PIMCO Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “Allianz Funds and PIMCO Funds Shareholders’ Guide” above.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued unless specifically requested in writing.

An investor should invest in the Funds for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Investment Minimums

The following investment minimums apply for purchases of Class A, Class B and Class C shares.

Initial Investment	Subsequent Investments
$5,000 per Fund	$100 per Fund

Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans, and for special investment programs and plans offered by the Trust, such as the Allianz Funds and PIMCO Funds Auto-Invest and Allianz Funds and PIMCO Funds Fund Link programs. Please see the Guide for details.

Small Account Fee

Because of the disproportionately high costs of servicing accounts with low balances you will be charged a fee at the annual rate of $16 if your account balance for any Fund falls below a minimum level of $2,500, except for Uniform Gift to Minors, IRA, Roth IRA, employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs, SAR/SEPs, Auto-Invest and Auto-Exchange accounts, for which the limit is $1,000. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) However, you will not be charged this fee if the aggregate value of all of your Allianz Funds and PIMCO Funds accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. Each Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

Minimum Account Size

Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your Allianz Funds and PIMCO Funds accounts exceeds $50,000.

Exchanging Shares

Except as provided below and/or in the applicable Funds’ or series’ prospectus(es), you may exchange your Class A, Class B or Class C shares of any Fund for the same Class of shares of any other Fund or of another series of the Trust or PIMCO Funds. Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Funds within 7 days of the acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” below. Shares are exchanged on the basis of their respective NAVs, minus the Redemption Fee, next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any other exchange fees or charges. Exchanges are subject to the $5,000 minimum initial purchase requirements for each Fund, except with respect to tax-qualified programs and exchanges effected through the Allianz Funds and PIMCO Funds Auto-Exchange plan. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to Allianz Global Investors Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926. You can get an exchange form by calling the Distributor at 1-800-426-0107.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect a Fund and

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its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, Class B and Class C shares. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of the applicable Fund’s underlying beneficial owners.

The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “Allianz Funds and PIMCO Funds Shareholders’ Guide” above.

Abusive Trading Practices

The Trust generally encourages shareholders to invest in the Funds as part of a long-term investment strategy. The Trust discourages excessive, short-term trading and other abusive trading practices. Such activities, sometimes referred to as “market timing,” may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders. The Trust’s Board has adopted policies and procedures designed to discourage, and otherwise limit the negative effects of abusive trading practices.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. See “Redemption Fees” below for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” above for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund because the broker, retirement plan administrator or fee-based program sponsor maintains the record of each Fund’s underlying beneficial owners. This makes it more difficult for the Funds to identify short-term transactions in the Funds.

Selling Shares

You can sell (redeem) Class A, Class B or Class C shares of the Funds in the following ways:

•	Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return.

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•	Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust’s Transfer Agent, PFPC, Inc., P.O. Box 9688, Providence, RI 02940-0926:

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Guarantee” below;

(3) any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request to the Trust if they are held in broker “street name” accounts—you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Guarantee” below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Guide describes a number of additional ways you can redeem your shares, including:

•	Telephone requests to the Transfer Agent
•	Allianz Funds and PIMCO Funds Automated Telephone System (ATS)
•	Expedited wire transfers
•	Automatic Withdrawal Plan
•	Allianz Funds and PIMCO Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.

Other than an applicable CDSC or the Redemption Fee, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Timing of Redemption Payments

Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where

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shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer. Under unusual circumstances, the Trust may delay your redemption payments for more than seven days, as permitted by law.

Redemptions In Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemption Fees

Investors in Class A, Class B and Class C shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceed after any applicable deferred sales charges). Redemption Fees will only be charged on shares redeemed or exchanged within 7 days of their acquisition (i.e., beginning on the 8th day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges.

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 7 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 5 days after the purchase of the Fund A shares, followed in 5 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, as described above under “Abusive Trading Practices,” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard. See, for example, “Limitations on the Assessment of Redemption Fees” below.

Limitations on the Assessment of Redemption Fees.  The Funds may not be able to impose and/or collect the Redemption Fee in certain circumstances. For example, the Funds will not be able to collect the Redemption Fee on redemptions and exchanges by shareholders who invest through retirement plans or financial intermediaries (for example, through certain broker-dealer omnibus accounts or recordkeeping organizations) that have not agreed to assess or collect the Redemption Fee from such shareholders or that have not agreed to provide the information necessary for the Funds to impose the Redemption Fee on such shareholders or do not currently have the capability to assess or collect the Redemption Fee. The Funds may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of individual investors from the Fund. This makes it more difficult to identify short- term transactions in the Funds, and makes assessment of the Redemption Fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due to these limitations on the

60	Allianz Funds

assessment of the Redemption Fee, the Funds’ use of Redemption Fees may not successfully eliminate excessive short-term trading in shares of the Funds or fully insulate long-term shareholders from associated costs.

Waivers of Redemption Fees.  In the following situations, the Funds have elected not to impose the Redemption Fee: (i) redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions; (ii) certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans; (iii) redemptions or exchanges in discretionary asset allocation or wrap programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than quarterly; (iv) redemptions or exchanges in a wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan; (v) involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Funds, or to pay shareholder fees; (vi) redemptions and exchanges effected by other mutual funds that are sponsored by Pacific Investment Management Company or its affiliates; and (vii) otherwise as the Adviser or the Trust may determine in its sole discretion.

Applicability of Redemption Fees in Certain Defined Contribution Plans.  Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, hardship withdrawals, or Qualified Domestic Relations Orders; 4) redemptions made as part of a systematic withdrawal plan; 5) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan or 6) redemptions made in connection with a participant’s termination of employment. Redemption Fees generally will apply to other participant directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A that were purchased with new contributions, into Fund B, a redemption fee would not apply to that exchange. However, any subsequent participant directed exchange of those shares from Fund B into Fund A or another fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph (and other limitations on imposing redemption fees, as discussed above).

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the Funds, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Guarantee” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee

When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new

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account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. The following shows when each Fund intends to declare and distribute income dividends to shareholders of record.

Fund	At Least Annually	Quarterly
NFJ Large-Cap Value, NFJ Dividend Value and PEA Equity Premium Strategy Funds		•
All other Funds	•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.
•	Invest all distributions in shares of the same class of any other Fund or another series of the Trust or PIMCO Funds which offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.
•	Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

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For further information on distribution options, please contact your broker or call the Distributor at 1-800-426-0107.

Tax Consequences

•	Taxes on Fund distributions. If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you receive them in cash or reinvest them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends consisting of distributions of investment income are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to you as long-term capital gains. Long-term capital gains applicable to individuals have been temporarily reduced—in general to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Funds as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

•	Taxes When You Sell (Redeem) or Exchange Your Shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

•	A Note on the RCM Targeted Core Growth Fund. The RCM Targeted Core Growth Fund utilizes a number of tax-efficient management techniques designed to minimize taxable distributions. For instance, the Fund generally seeks to minimize realized gains and, when realizing gains, attempts to realize gains that will be taxed as capital gains (i.e., at rates applicable to gains on investments owned for more than 12 months) when distributed to shareholders. Although the Fund attempts to minimize taxable distributions, it may be expected to earn and distribute taxable income and realize and distribute capital gains from time to time.

•	A Note on Foreign Investments. A Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

•	Backup Withholding. The Funds are required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Funds with a correct taxpayer identification number. The backup withholding rate will be 28% for amounts paid through December 10, 2010 and 31% for amounts paid thereafter. Please see the Statement of Additional Information for further details about the new backup withholding tax rates.

This section relates only to federal income tax consequences of investing in the Funds; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds identified under “Summary Information” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose

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all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Adviser, the Sub-Advisers and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Fixed Income Securities and Defensive Strategies

Each of the Funds may invest to varying degrees in fixed income securities, including for cash management purposes. The RCM Funds may invest up to 20% of their assets in fixed income securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include corporate and government bonds, notes, certificates of deposit, commercial paper, convertible securities and mortgage-backed and other asset-backed securities. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (defined below) tend to be more sensitive to interest rate movements than those with shorter durations. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

Each of the Funds (except the CCM Capital Appreciation and CCM Mid-Cap Funds) may make temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents in response to unfavorable market and other conditions. Because the CCM Capital Appreciation and CCM Mid-Cap Funds (the “CCM Funds”) will not make defensive investments in response to unfavorable market and other conditions, they may be particularly vulnerable to general declines in stock prices and/or other categories of securities in which they invest. Each of the CCM Funds may, however, maintain a portion of its assets (normally not more than 10%) in high quality fixed income securities, cash and cash equivalents to pay Fund expenses and to meet redemption requests.

Companies With Smaller Market Capitalizations

Each of the Funds may invest in securities of companies with market capitalizations that are small compared to other publicly traded companies. The NFJ Small-Cap Value and PEA Opportunity Funds invest primarily in smaller companies and are especially sensitive to the risks described below. In addition, the NACM Flex-Cap Value, RCM Strategic Growth and RCM Targeted Core Growth Funds generally have substantial exposure to these risks. The CCM Mid-Cap, PEA Target and RCM Mid-Cap Funds also have significant exposure to the risks described below because they invest substantially in companies with medium-sized market capitalizations, which are smaller and generally less well-known or seasoned than larger companies.

Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to

64	Allianz Funds

minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial Public Offerings

The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Foreign (non-U.S.) Securities

The PEA Equity Premium Strategy, PEA Growth, PEA Opportunity and PEA Target Funds may invest up to 15% of their respective assets in securities of non-U.S. issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “foreign securities”). The OCC Value and OCC Core Equity Funds may invest up to 25% of their respective assets in foreign securities.

The RCM Large-Cap Growth, RCM Targeted Core Growth and RCM Mid-Cap Funds may invest 20%, 25% and 10%, respectively, of their assets in foreign securities (but no more than 10% in any one foreign country). While such investments are not currently a principal investment technique for these Funds, if foreign securities present attractive investment opportunities, any one of these Funds may increase the percentage of its assets in foreign securities subject to the limits described above. For the RCM Funds, RCM considers foreign equity securities to include the following types of equity and equity-linked securities (together, for these purposes, “foreign securities”): securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; and securities of other investment companies investing primarily in such equity and equity-related foreign securities. RCM expects that these Funds’ foreign investments will primarily be traded on recognized foreign securities exchanges. However, each Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in foreign markets, when RCM believes that such securities are not publicly traded either in the U.S. or foreign markets.

All of the Funds may invest in American Depository Receipts (ADRs), European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self- sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

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Emerging Market Securities

Each of the Funds that may invest in foreign securities may invest in securities of issuers based in countries with developing (or “emerging market”) economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Special Risks of Investing in Russian and Other Eastern European Securities.  Each of the Funds that may invest in foreign securities may invest in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a “share extract,” but that extract is not legally determinative of ownership. The official record of ownership of a company’s share is maintained by the company’s share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign Currencies

A Fund that invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Foreign Currency Transactions.  The Funds may enter into forward foreign currency exchange contracts for a variety of purposes, including for risk management, for leverage and to increase exposure to a foreign currency or shift exposure from one foreign currency to another. In addition, the Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to a foreign currency or to shift exposure of foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time.

To the extent that it does so, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio management team or portfolio manager. The Funds may

66	Allianz Funds

use one currency (or basket of currencies) to hedge against adverse changes in the value of another currency (or basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with the procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Convertible Securities

Each Fund may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Derivatives

Each Fund (except for the CCM Capital Appreciation and CCM Mid-Cap Funds) may, but is not required to, use a number of derivative instruments. The PEA Equity Premium Strategy and RCM Strategic Growth Funds will ordinarily utilize derivative instruments as a principal strategy. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly participate in other types of investments. A Fund may also use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Funds may buy, sell or otherwise utilize include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. The Funds (except for the CCM Capital Appreciation and CCM Mid-Cap Funds) may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of these Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

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Leveraging Risk  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments. Leveraging risk may be especially applicable to Fund that may write uncovered (or “naked”) options.

Lack of Availability  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

Call Option Strategy Employed by PEA Equity Premium Strategy Fund

The PEA Equity Premium Strategy Fund intends to sell (write) call options on securities held in its equity portfolio and, to a lesser extent, on equity indexes and exchange traded funds (“ETFs”), normally representing approximately 75% to 90% of the Fund’s net assets. The call option strategy employed by the Fund is described in this section; options generally are described under “Investment Objectives and Policies—Derivative Instruments” in the Statement of Additional Information. The Fund may use the call option strategy to generate gains from option premiums in an attempt to enhance the Fund’s distributions and to reduce overall portfolio risk. However, there is no assurance that the call option strategy will achieve its objectives.

Call options are contracts representing the right to purchase the underlying equity security or ETF or the cash value of the index at a specified price (the “strike price”) at or before a specified future date (the “expiration date”). The price of the option is determined by trading activity in the broad options market and generally reflects the relationship between factors including the current value of the underlying equity security, ETF or index and the strike price, the volatility of the underlying equity security, ETF or index and the time remaining until the expiration date. As the writer (seller) of a call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the underlying security or ETF or the cash value of the applicable index over the strike price upon exercise. In effect, the Fund would forgo the potential appreciation in the underlying security, ETF or index above the strike price in exchange for the premium, although it would retain the risk of loss should the price of the underlying security, ETF or index decline.

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Therefore, the Fund’s use of the call option strategy will generally limit the Fund’s ability to benefit from the full upside potential of its equity portfolio.

The Fund generally will write call options with a strike price that is above (“out-of-the-money”) or equal to (“at-the-money”) the market value of the underlying security, ETF or index. The Fund also may write “in-the-money” call options (i.e., with a strike price below the market value of the underlying security, ETF or index). The Fund will only write call options on individual securities if those options are “covered.” The Fund’s written call options on individual portfolio securities will be covered because the Fund will hold the underlying security in its portfolio throughout the term of the option. With respect to options on indexes or ETFs, the Fund will cover the options either by segregating liquid assets in an amount equal to its net obligations under the contract or by entering into offsetting positions. The Fund generally will write “listed” call options that are originated and standardized by the Options Clearing Corporation and trade on a major exchange, although it also may write unlisted (or “over-the-counter”) call options and so-called “flex” options (options that are traded on an exchange, but with customized strike prices and expiration dates).

Option Strategy Employed by RCM Strategic Growth Fund

The RCM Strategic Growth Fund expects, from time to time, to (i) purchase call options on securities whose prices the portfolio managers believe will increase, (ii) purchase and write (sell) put and call options (including “naked” options, as discussed below), including combinations of put and call options, (iii) enter into futures contracts, (iv) enter into swap agreements and (v) engage in short sales, each in an attempt to take advantage of perceived market inefficiencies or expected stock price movements. For example, the Fund may, in addition to other options strategies, purchase an out-of-the-money call option on a security with an expiration date more than six months in the future (such as “Long-Term Equity Appreciation Securities” or “LEAPs”) while writing a call option on the same security at the same exercise price but with a nearer-term expiration date. There is no assurance that these strategies will achieve their objectives and they may result in losses to the Fund. The derivative instruments to be employed by the Fund are generally described under “Investment Objectives and Policies—Derivative Instruments” in the Statement of Additional Information.

Equity-Linked Securities

The Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See “Foreign (non-U.S.) Securities” above. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid and thus subject to each Fund’s restrictions on investments in illiquid securities.

Credit Ratings and Unrated Securities

The Funds may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Advisers do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield securities” or “junk bonds.” The Funds may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and

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higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan, which may be an affiliate of the Fund.

Short Sales

Each Fund may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a particular security and be obligated to repay the lender of the security any dividend or interest that accrue on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. The NACM Funds and the RCM Strategic Growth Fund may engage in short sales where they do not own or have the immediate right to acquire the security sold short at no additional cost (sometimes referred to as a “naked short”), which involve heightened risks. The other Funds may not engage in naked shorts. For these purposes, a short sale will not be considered to be “naked” if the Fund holds or has the right to acquire securities which, without the payment of further consideration, are convertible or exchangeable for the securities sold short. A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

Each Fund may enter into reverse repurchase agreements, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund. In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

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Borrowings and Other Forms of Leverage Utilized by the RCM Strategic Growth Fund

Although it has no current intention to do so, the RCM Strategic Growth Fund may employ leverage by borrowing money (to the maximum extent permitted under the Investment Company Act) to purchase or carry securities during periods in which the portfolio managers believe that the opportunities for gain are potentially greater than the risk of loss. The Fund will only borrow from banks, and only if the value of the Fund’s assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing. If at any time the Fund should fail to meet this 300% coverage requirement, the Fund, within three business days, will seek to reduce its borrowings so that it meets the requirement. To do so, or to meet maturing bank loans, the Fund might on occasion be required to dispose of portfolio securities when such disposition might not otherwise be desirable. Interest on money borrowed is an expense of the Fund which may not be recovered by any appreciation of the securities purchased or could exceed the Fund’s investment income. In addition, even if the Fund does not have any borrowings outstanding it may incur commitment fees and other costs relating to the Fund’s credit facility.

In addition, the Fund may also employ leverage by engaging in certain derivative transactions that give rise to forms of leverage. See “Derivatives” above.

Illiquid Securities

Each Fund may invest in illiquid securities so long as not more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Other Investment Companies

Each Fund may invest in other investment companies. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The RCM Strategic Growth Fund is expected to have a portfolio turnover rate of 200% or more. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that change Sub-Advisers and/or investment objectives and policies may experience increased portfolio turnover due to the differences between the Funds’ previous and current investment objectives and policies and portfolio management strategies. During the most recently completed fiscal year, each of the CCM Capital Appreciation, CCM Mid-Cap, NACM Flex-Cap Value, NACM Growth, OCC Value, PEA Opportunity, PEA Target, RCM Large-Cap Growth and RCM Mid-Cap Funds had a portfolio turnover rate in excess of 100%.

Common Stocks

Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s

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stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If a Fund’s portfolio manager’s assessment of the prospects for a company’s earnings growth is wrong, or if their judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the Fund’s portfolio manager has placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies that a Fund’s portfolio manager believes are undergoing positive change and whose stock the portfolio manager believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a Fund’s portfolio manager’s assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the portfolio manager has placed on it.

Equity Securities

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to different degrees.

Corporate Debt Securities

Each Fund may invest in corporate debt securities. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

Changes in Investment Objectives and Policies

The investment objective of each of the NACM Funds, OCC Core Equity, NFJ Dividend Value, NFJ Large-Cap Value, PEA Equity Premium Strategy, PEA Growth, PEA Opportunity, PEA Target and RCM Strategic Growth Funds described in this Prospectus is not fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. In addition, each Fund may be subject to restrictions on their ability to utilize certain investments or investment techniques. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. Each of the CCM Mid-Cap, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Small-Cap Value, OCC Core Equity, PEA Equity Premium Strategy Fund, RCM Large-Cap Growth and RCM Mid-Cap Funds have adopted 80% investment policies under Rule 35d-1 under the Investment Company Act of 1940 and will not change such policy as it is stated in the first paragraph of each Fund’s respective Fund Summary unless such Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the Securities and Exchange Commission from time to time. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller-Sized Funds

In addition to the risks described under “Summary of Principal Risks” above and in this section, several of the Funds are newly formed and therefore have limited or no performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

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Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. In addition, the RCM Funds may use Grassroots(sm) Research in addition to their traditional research activities. Grassroots(sm) Research is a division of RCM Capital Management LLC. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to RCM Capital Management LLC and certain of its affiliates that is paid for by commissions generated by orders executed on behalf of RCM Capital Management LLC’s clients, including the Funds. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities are available in the Trust’s Statement of Additional Information. In addition, the Adviser will post each Fund’s portfolio holdings information on its website at www.allianzinvestors.com. The Adviser’s website will contain each Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately thirty (30) days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the Commission for the period that includes the date as of which the website information is current. For each portfolio security (not including cash positions), the posted information will include: (i) the name of the issuer, (ii) CUSIP numbers, (iii) number of shares or aggregate par value held, (iv) market price (per security and in the aggregate) and (v) percentage of the Fund’s base market value represented by the security. The posted schedule will also provide each Fund’s total net assets. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class A, Class B and Class C shares of each Fund for the past 5 years or, if the class is less than 5 years old, since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. Except as provided in the next sentence, this information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual reports to shareholders. The information for the period ended December 31, 2005 is included in the Trust’s semi-annual reports to shareholders, and is unaudited. The annual reports and semi-annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor. The RCM Strategic Growth Fund recently commenced operations, and financial statements for that Fund are not included in the Trust’s annual and semi-annual reports for the periods shown.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
CCM Capital Appreciation Fund
Class A
12/31/05†	$17.93	$0.02	(a)	$1.35	(a)	$1.37	$0.00 (e)	$0.00
06/30/05	16.28	0.08	(a)	1.64	(a)	1.72	(0.07)	0.00
06/30/04	14.03	(0.01	)(a)	2.26	(a)	2.25	0.00	0.00
06/30/03	14.64	(0.01	)(a)	(0.60	)(a)	(0.61)	0.00	0.00
06/30/02	17.54	0.02	(a)	(2.90	)(a)	(2.88)	(0.02)	0.00
06/30/01	26.94	0.03	(a)	(1.36	)(a)	(1.33)	(0.09)	(7.98)
Class B
12/31/05†	16.82	(0.05	)(a)	1.27	(a)	1.22	0.00 (e)	0.00
06/30/05	15.34	(0.04	)(a)	1.53	(a)	1.49	(0.01)	0.00
06/30/04	13.31	(0.12	)(a)	2.15	(a)	2.03	0.00	0.00
06/30/03	14.00	(0.10	)(a)	(0.59	)(a)	(0.69)	0.00	0.00
06/30/02	16.88	(0.10	)(a)	(2.78	)(a)	(2.88)	0.00	0.00
06/30/01	26.30	(0.13	)(a)	(1.30	)(a)	(1.43)	(0.01)	(7.98)
Class C
12/31/05†	16.85	(0.05	)(a)	1.28	(a)	1.23	0.00 (e)	0.00
06/30/05	15.37	(0.04	)(a)	1.54	(a)	1.50	(0.02)	0.00
06/30/04	13.34	(0.12	)(a)	2.15	(a)	2.03	0.00	0.00
06/30/03	14.03	(0.10	)(a)	(0.59	)(a)	(0.69)	0.00	0.00
06/30/02	16.91	(0.10	)(a)	(2.78	)(a)	(2.88)	0.00	0.00
06/30/01	26.34	(0.13	)(a)	(1.31	)(a)	(1.44)	(0.01)	(7.98)
CCM Mid-Cap Fund
Class A
12/31/05†	$24.47	$0.00	(a)	$2.12	(a)	$2.12	$0.00	$0.00
06/30/05	21.26	(0.02	)(a)	3.23	(a)	3.21	0.00	0.00
06/30/04	17.28	(0.06	)(a)	4.04	(a)	3.98	0.00	0.00
06/30/03	17.73	(0.05	)(a)	(0.40	)(a)	(0.45)	0.00	0.00
06/30/02	21.02	0.01	(a)	(3.17	)(a)	(3.16)	(0.11)	0.00
06/30/01	30.57	0.10	(a)	(0.76	)(a)	(0.66)	(0.10)	(8.79)
Class B
12/31/05†	22.96	(0.10	)(a)	2.00	(a)	1.90	0.00	0.00
06/30/05	20.10	(0.17	)(a)	3.03	(a)	2.86	0.00	0.00
06/30/04	16.46	(0.19	)(a)	3.83	(a)	3.64	0.00	0.00
06/30/03	17.03	(0.16	)(a)	(0.41	)(a)	(0.57)	0.00	0.00
06/30/02	20.27	(0.13	)(a)	(3.04	)(a)	(3.17)	(0.06)	0.00
06/30/01	29.87	(0.08	)(a)	(0.72	)(a)	(0.80)	(0.01)	(8.79)
Class C
12/31/05†	22.97	(0.10	)(a)	2.00	(a)	1.90	0.00	0.00
06/30/05	20.11	(0.17	)(a)	3.03	(a)	2.86	0.00	0.00
06/30/04	16.47	(0.19	)(a)	3.83	(a)	3.64	0.00	0.00
06/30/03	17.03	(0.16	)(a)	(0.40	)(a)	(0.56)	0.00	0.00
06/30/02	20.28	(0.13	)(a)	(3.05	)(a)	(3.18)	(0.06)	0.00
06/30/01	29.88	(0.09	)(a)	(0.72	)(a)	(0.81)	0.00	(8.79)

†	Unaudited
*	Annualized
(a)	Per share amounts based upon average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(c)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.85%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.85%.
(e)	Amount is less than $0.01.

74	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.00	$0.00	$0.00	(a)	$19.30	7.72%	$296,886	1.11	%*(b)	0.19%*	68%
0.00	(0.07)	0.00	(a)	17.93	10.58	271,755	1.11	(b)	0.48	137
0.00	0.00	0.00	(a)	16.28	16.04	174,260	1.11	(b)	(0.05)	148
0.00	0.00	0.00	(a)	14.03	(4.17)	147,590	1.10		(0.07)	161
0.00	(0.02)	0.00	(a)	14.64	(16.43)	123,754	1.11	(b)	0.10	110
0.00	(8.07)	0.00	(a)	17.54	(9.15)	111,193	1.10		0.14	112

0.00	0.00	0.00	(a)	18.04	7.25	73,715	1.86	*(d)	(0.56)*	68
0.00	(0.01)	0.00	(a)	16.82	9.74	67,785	1.86	(d)	(0.24)	137
0.00	0.00	0.00	(a)	15.34	15.25	70,884	1.86	(c)	(0.80)	148
0.00	0.00	0.00	(a)	13.31	(4.93)	63,258	1.85		(0.82)	161
0.00	0.00	0.00	(a)	14.00	(17.06)	62,447	1.86	(c)	(0.64)	110
0.00	(7.99)	0.00	(a)	16.88	(9.83)	70,991	1.85		(0.60)	112

0.00	0.00	0.00	(a)	18.08	7.30	129,847	1.86	*(d)	(0.56)*	68
0.00	(0.02)	0.00	(a)	16.85	9.74	111,461	1.86	(d)	(0.24)	137
0.00	0.00	0.00	(a)	15.37	15.22	101,288	1.86	(c)	(0.80)	148
0.00	0.00	0.00	(a)	13.34	(4.90)	85,969	1.85		(0.82)	161
0.00	0.00	0.00	(a)	14.03	(17.03)	78,517	1.86	(c)	(0.65)	110
0.00	(7.99)	0.00	(a)	16.91	(9.86)	83,843	1.85		(0.60)	112

$0.00	$0.00	$0.00	(a)	$26.59	8.66%	$292,232	1.11	%*(b)	(0.04)%*	74%
0.00	0.00	0.00	(a)	24.47	15.10	209,885	1.11	(b)	(0.08)	140
0.00	0.00	0.00	(a)	21.26	23.03	145,095	1.11	(b)	(0.29)	165
0.00	0.00	0.00	(a)	17.28	(2.54)	109,110	1.11	(b)	(0.34)	155
(0.02)	(0.13)	0.00	(a)	17.73	(15.04)	98,235	1.11	(b)	0.04	168
0.00	(8.89)	0.00	(a)	21.02	(5.66)	137,944	1.10		0.40	153

0.00	0.00	0.00	(a)	24.86	8.28	81,280	1.86	*(d)	(0.79)*	74
0.00	0.00	0.00	(a)	22.96	14.23	61,076	1.86	(d)	(0.84)	140
0.00	0.00	0.00	(a)	20.10	22.11	63,988	1.86	(d)	(1.04)	165
0.00	0.00	0.00	(a)	16.46	(3.35)	56,490	1.86	(d)	(1.08)	155
(0.01)	(0.07)	0.00	(a)	17.03	(15.65)	69,886	1.86	(d)	(0.72)	168
0.00	(8.80)	0.00	(a)	20.27	(6.34)	88,901	1.85		(0.34)	153

0.00	0.00	0.00	(a)	24.87	8.27	119,896	1.86	*(d)	(0.79)*	74
0.00	0.00	0.00	(a)	22.97	14.22	88,789	1.86	(d)	(0.83)	140
0.00	0.00	0.00	(a)	20.11	22.10	79,106	1.86	(d)	(1.04)	165
0.00	0.00	0.00	(a)	16.47	(3.29)	69,989	1.86	(d)	(1.09)	155
(0.01)	(0.07)	0.00	(a)	17.03	(15.69)	80,865	1.86	(d)	(0.72)	168
0.00	(8.79)	0.00	(a)	20.28	(6.36)	102,653	1.85		(0.34)	153

Prospectus	75

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
NACM Flex-Cap Value Fund
Class A
12/31/05†	$15.76	$0.06	(a)	$1.28	(a)	$1.34	$(0.03)	$(0.65)
06/30/05	15.24	0.10	(a)	1.23	(a)	1.33	0.00	(0.83)
06/30/04	12.36	0.02	(a)	3.32	(a)	3.34	(0.04)	(0.42)
07/19/02 - 06/30/03	10.00	0.07	(a)	2.51	(a)	2.58	(0.05)	(0.17)
Class B
12/31/05†	15.45	0.00	(a)(u)	1.25	(a)	1.25	0.00 (u)	(0.65)
06/30/05	15.06	(0.01	)(a)	1.21	(a)	1.20	0.00	(0.83)
06/30/04	12.30	(0.08	)(a)	3.29	(a)	3.21	(0.03)	(0.42)
07/19/02 - 06/30/03	10.00	(0.02	)(a)	2.51	(a)	2.49	(0.02)	(0.17)
Class C
12/31/05†	15.45	0.00	(a)(u)	1.25	(a)	1.25	0.00 (u)	(0.65)
06/30/05	15.06	(0.01	)(a)	1.21	(a)	1.20	0.00	(0.83)
06/30/04	12.29	(0.09	)(a)	3.29	(a)	3.20	(0.01)	(0.42)
07/19/02 - 06/30/03	10.00	(0.01	)(a)	2.50	(a)	2.49	(0.03)	(0.17)
NACM Growth Fund
Class A
12/31/05†	$12.72	$0.00	(a)(u)	$0.73	(a)	$0.73	$0.00	$(1.01)
06/30/05	11.94	0.01	(a)	1.06	(a)	1.07	0.00	(0.29)
06/30/04	11.21	(0.07	)(a)	0.93	(a)	0.86	0.00	(0.13)
07/19/02 - 06/30/03	10.00	(0.03	)(a)	1.24	(a)	1.21	0.00	0.00
Class B
12/31/2005†	12.44	(0.05	)(a)	0.71	(a)	0.66	0.00	(1.01)
06/30/05	11.76	(0.08	)(a)	1.05	(a)	0.97	0.00	(0.29)
06/30/04	11.13	(0.15	)(a)	0.91	(a)	0.76	0.00	(0.13)
07/19/02 - 06/30/03	10.00	(0.10	)(a)	1.23	(a)	1.13	0.00	0.00
Class C
12/31/2005†	12.43	(0.05	)(a)	0.71	(a)	0.66	0.00	(1.01)
06/30/05	11.76	(0.08	)(a)	1.04	(a)	0.96	0.00	(0.29)
06/30/04	11.13	(0.15	)(a)	0.91	(a)	0.76	0.00	(0.13)
07/19/02 - 06/30/03	10.00	(0.10	)(a)	1.23	(a)	1.13	0.00	0.00

†	Unaudited
*	Annualized
(a)	Per share amounts based upon average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(c)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.85%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.85%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.37%.
(f)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 11.60%.
(h)	Ratio of expenses to average net assets excluding trustees’ expense is 1.40%.
(i)	Ratio of expenses to average net assets excluding trustees’ expense is 2.11%.
(j)	If the investment manager did not reimburse expenses, the ratio of expense to average net assets would have been 12.55%.

76	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.68)	$0.00	(a)	$16.42	8.49%	$3,554	1.32	%*(v)	0.77	%*	38%
0.00	(0.83)	0.02	(a)	15.76	8.77	2,696	1.38	(e)(f)	0.61		150
0.00	(0.46)	0.00	(a)	15.24	27.33	1,545	1.40		0.17		145
0.00	(0.22)	0.00	(a)	12.36	26.06	36	1.41	* (g)(h)	0.70		173

0.00	(0.65)	0.00	(a)	16.05	8.06	3,588	2.07	*(w)	0.03	*	38
0.00	(0.83)	0.02	(a)	15.45	7.99	2,657	2.12	(f)(i)	(0.07)		150
0.00	(0.45)	0.00	(a)	15.06	26.39	1,237	2.15		(0.58)		145
0.00	(0.19)	0.00	(a)	12.30	25.09	52	2.16	* (j)(k)	(0.19	)*	173

0.00	(0.65)	0.00	(a)	16.05	8.06	5,369	2.07	*(w)	0.02	*	38
0.00	(0.83)	0.02	(a)	15.45	7.99	5,155	2.12	(f)(i)	(0.08)		150
0.00	(0.43)	0.00	(a)	15.06	26.36	2,107	2.15		(0.60)		145
0.00	(0.20)	0.00	(a)	12.29	25.12	103	2.16	* (k)(l)	(0.14	)*	173

$0.00	$(1.01)	$0.00	(a)	$12.44	5.63%	$837	1.17	%*(x)	0.01	%*	67%
0.00	(0.29)	0.00	(a)	12.72	8.95	587	1.23	((f)(m)	0.10		274
0.00	(0.13)	0.00	(a)	11.94	7.71	481	1.26	(n)	(0.55)		160
0.00	0.00	0.00	(a)	11.21	12.10	81	1.25	* (o)	(0.28	)*	167

0.00	(1.01)	0.00	(a)	12.09	5.20	1,478	1.92	*(y)	(0.74	)*	67
0.00	(0.29)	0.00	(a)	12.44	8.23	1,400	1.97	(f)(p)	(0.64)		274
0.00	(0.13)	0.00	(a)	11.76	6.87	672	2.00		(1.30)		160
0.00	0.00	0.00	(a)	11.13	11.30	160	2.00	* (q)	(0.95	)*	167

0.00	(1.01)	0.00	(a)	12.08	5.23	625	1.92	*(y)	(0.74	)*	67
0.00	(0.29)	0.00	(a)	12.43	8.15	486	1.98	(f)(r)	(0.66)		274
0.00	(0.13)	0.00	(a)	11.76	6.87	357	2.01	(s)	(1.30)		160
0.00	0.00	0.00	(a)	11.13	11.30	118	2.00	* (t)	(1.00	)*	167

(k)	Ratio of expenses to average net assets excluding trustees’ expense is 2.15%.
(l)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 14.72%.
(m)	Ratio of expenses to average net assets excluding trustees’ expense is 1.22%.
(n)	Ratio of expenses to average net assets excluding trustees’ expense is 1.25%.
(o)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 21.70%.
(p)	Ratio of expenses to average net assets excluding trustees’ expense is 1.96%.
(q)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 29.64%.
(r)	Ratio of expenses to average net assets excluding trustees’ expense is 1.97%.
(s)	Ratio of expenses to average net assets excluding trustees’ expense is 2.00%.
(t)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 27.10%.
(u)	Amount is less than $0.01.
(v)	Ratio of expenses to average net assets excluding trustees’ expense is 1.31%.
(w)	Ratio of expenses to average net assets excluding trustees’ expense is 2.06%.
(x)	Ratio of expenses to average net assets excluding trustees’ expense is 1.16%.
(y)	Ratio of expenses to average net assets excluding trustees’ expense is 1.91%.

Prospectus	77

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
NFJ Dividend Value Fund
Class A
12/31/2005†	$13.71	$0.20	(a)	$0.79	(a)	$0.99	$(0.25)	$(0.22)
06/30/05	12.48	0.30	(a)	1.37	(a)	1.67	(0.29)	(0.15)
06/30/04	10.47	0.29	(a)	2.04	(a)	2.33	(0.23)	(0.09)
06/30/03	11.31	0.30	(a)	(0.31	)(a)	(0.01)	(0.33)	(0.50)
10/31/01 - 06/30/02	11.31	0.19	(a)	0.96	(a)	1.15	(0.29)	(0.86)
Class B
12/31/2005†	13.58	0.14	(a)	0.79	(a)	0.93	(0.16)	(0.22)
06/30/05	12.39	0.20	(a)	1.35	(a)	1.55	(0.21)	(0.15)
06/30/04	10.41	0.19	(a)	2.04	(a)	2.23	(0.16)	(0.09)
06/30/03	11.29	0.23	(a)	(0.32	)(a)	(0.09)	(0.29)	(0.50)
10/31/01 - 06/30/02	11.31	0.13	(a)	0.97	(a)	1.10	(0.26)	(0.86)
Class C
12/31/2005†	13.58	0.14	(a)	0.78	(a)	0.92	(0.16)	(0.22)
06/30/05	12.38	0.20	(a)	1.36	(a)	1.56	(0.21)	(0.15)
06/30/04	10.40	0.19	(a)	2.04	(a)	2.23	(0.16)	(0.09)
06/30/03	11.28	0.23	(a)	(0.31	)(a)	(0.08)	(0.30)	(0.50)
10/31/01 - 06/30/02	11.31	0.13	(a)	0.96	(a)	1.09	(0.26)	(0.86)
NFJ Large-Cap Value Fund
Class A
12/31/2005†	$15.97	$0.18	(a)	$0.83	(a)	$1.01	$(0.17)	$(0.37)
06/30/05	14.58	0.23	(a)	1.94	(a)	2.17	(0.20)	(0.59)
06/30/04	12.22	0.17	(a)	2.37	(a)	2.54	(0.18)	0.00
07/19/02 - 06/30/03	11.07	0.23	(a)	1.39	(a)	1.62	(0.21)	(0.26)
Class B
12/31/2005†	15.83	0.11	(a)	0.84	(a)	0.95	(0.08)	(0.37)
06/30/05	14.49	0.11	(a)	1.93	(a)	2.04	(0.12)	(0.59)
06/30/04	12.16	0.07	(a)	2.36	(a)	2.43	(0.10)	0.00
07/19/02 - 06/30/03	11.07	0.14	(a)	1.38	(a)	1.52	(0.17)	(0.26)
Class C
12/31/2005†	15.83	0.11	(a)	0.84	(a)	0.95	(0.07)	(0.37)
06/30/05	14.49	0.11	(a)	1.92	(a)	2.03	(0.11)	(0.59)
06/30/04	12.16	0.08	(a)	2.35	(a)	2.43	(0.10)	0.00
07/19/02 - 06/30/03	11.07	0.15	(a)	1.38	(a)	1.53	(0.18)	(0.26)
NFJ Small-Cap Value Fund
Class A
12/31/2005†	$30.26	$0.27	(a)	$1.36	(a)	$1.63	$(0.52)	$(2.47)
06/30/05	27.30	0.52	(a)	4.43	(a)	4.95	(0.39)	(1.60)
06/30/04	21.59	0.49	(a)	5.72	(a)	6.21	(0.27)	(0.23)
06/30/03	21.51	0.35	(a)	(0.01	)(a)	0.34	(0.21)	(0.05)
06/30/02	19.02	0.33	(a)	2.27	(a)	2.60	(0.11)	0.00
06/30/01	14.12	0.35	(a)	4.90	(a)	5.25	(0.35)	0.00
Class B
12/31/2005†	29.36	0.14	(a)	1.32	(a)	1.46	(0.28)	(2.47)
06/30/05	26.65	0.29	(a)	4.32	(a)	4.61	(0.30)	(1.60)
06/30/04	21.17	0.29	(a)	5.61	(a)	5.90	(0.19)	(0.23)
06/30/03	21.19	0.19	(a)	(0.01	)(a)	0.18	(0.15)	(0.05)
06/30/02	18.84	0.18	(a)	2.23	(a)	2.41	(0.06)	0.00
06/30/01	14.04	0.23	(a)	4.87	(a)	5.10	(0.30)	0.00
Class C
12/31/2005†	29.40	0.14	(a)	1.33	(a)	1.47	(0.30)	(2.47)
06/30/05	26.69	0.29	(a)	4.32	(a)	4.61	(0.30)	(1.60)
06/30/04	21.21	0.29	(a)	5.61	(a)	5.90	(0.19)	(0.23)
06/30/03	21.23	0.20	(a)	(0.02	)(a)	0.18	(0.15)	(0.05)
06/30/02	18.86	0.18	(a)	2.24	(a)	2.42	(0.05)	0.00
06/30/01	14.06	0.23	(a)	4.87	(a)	5.10	(0.30)	0.00

†	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.16%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.91%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.15%.

78	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.47)	$0.00	(a)(m)	$14.23		7.22%		$508,077	1.10	%*(l)	2.74	%*	12%
0.00	(0.44)	0.00	(a)	13.71		13.54		268,945	1.17	(b)(c)	2.28		30
0.00	(0.32)	0.00	(a)	12.48		22.46		88,569	1.20		2.40		36
0.00	(0.83)	0.00	(a)	10.47		0.49		12,878	1.20		3.07		43
0.00	(1.15)	0.00	(a)	11.31		10.51		1,637	1.20	*	2.39	*	50

0.00	(0.38)	0.00	(a)(m)	14.13		6.80		194,936	1.84	*(n)	1.98	*	12
0.00	(0.36)	0.00	(a)	13.58		12.57		122,934	1.92	(b)(d)	1.53		30
0.00	(0.25)	0.00	(a)	12.39		21.57		51,301	1.95		1.64		36
0.00	(0.79)	0.00	(a)	10.41		(0.27)		8,913	1.95		2.31		43
0.00	(1.12)	0.00	(a)	11.29		10.10		1,230	1.95	*	1.68	*	50

0.00	(0.38)	0.00	(a)(m)	14.12		6.76		448,161	1.84	*(n)	1.98	*	12
0.00	(0.36)	0.00	(a)	13.58		12.70		270,801	1.92	(b)(d)	1.53		30
0.00	(0.25)	0.00	(a)	12.38		21.57		88,221	1.95		1.64		36
0.00	(0.80)	0.00	(a)	10.40		(0.26)		17,843	1.95		2.32		43
0.00	(1.12)	0.00	(a)	11.28		9.96		2,141	1.95	*	1.68	*	50

$0.00	$(0.54)	$0.00	(a)(m)	$16.44		6.32%		$23,972	1.11	%*(o)	2.11	%*	16%
0.00	(0.79)	0.01	(a)	15.97		15.24		17,189	1.16	(b)(e)	1.49		35
0.00	(0.18)	0.00	(a)	14.58		20.92		3,723	1.20		1.25		99
0.00	(0.47)	0.00	(a)	12.22		14.85		431	1.20	*	2.12	*	54

0.00	(0.45)	0.00	(a)(m)	16.33		5.96		19,681	1.86	*(p)	1.38	*	16
0.00	(0.71)	0.01	(a)	15.83		14.37		13,298	1.89	(b)(f)	0.74		35
0.00	(0.10)	0.00	(a)	14.49		20.07		2,088	1.95		0.52		99
0.00	(0.43)	0.00	(a)	12.16		13.98		263	1.95	*	1.33	*	54

0.00	(0.44)	0.00	(a)(m)	16.34		5.98		23,952	1.86	*(p)	1.37	*	16
0.00	(0.70)	0.01	(a)	15.83		14.33		16,576	1.91	(g)(h)	0.73		35
0.00	(0.10)	0.00	(a)	14.49		20.05		3,612	1.95		0.56		99
0.00	(0.44)	0.00	(a)	12.16		14.02		735	1.95	*	1.39	*	54

$0.00	$(2.99)	$0.00	(a)(m)	$28.90	(q)	5.15	%(q)	$1,679,669	1.25	%*(r)	1.70	*	19%
0.00	(1.99)	0.00	(a)	30.26		18.55		1,566,529	1.26	(i)(j)	1.83		20
0.00	(0.50)	0.00	(a)	27.30		29.04		1,177,495	1.26	(i)	1.98		30
0.00	(0.26)	0.00	(a)	21.59		1.72		662,081	1.25		1.76		20
0.00	(0.11)	0.00	(a)	21.51		13.76		300,091	1.25		1.65		40
0.00	(0.35)	0.00	(a)	19.02		37.74		150,151	1.25		2.13		41

0.00	(2.75)	0.00	(a)(m)	28.07	(q)	4.76	(q)	303,984	2.00	*(s)	0.93	*	19
0.00	(1.90)	0.00	(a)	29.36		17.66		321,909	2.01	(k)(j)	1.05		20
0.00	(0.42)	0.00	(a)	26.65		28.11		328,265	2.01	(k)	1.19		30
0.00	(0.20)	0.00	(a)	21.17		0.95		249,479	2.00		0.99		20
0.00	(0.06)	0.00	(a)	21.19		12.87		187,693	2.00		0.90		40
0.00	(0.30)	0.00	(a)	18.84		36.80		79,803	2.00		1.39		41

0.00	(2.77)	0.00	(a)(m)	28.10	(q)	4.81	(q)	581,957	2.00	*(s)	0.93	*	19
0.00	(1.90)	0.00	(a)	29.40		17.64		589,448	2.01	(k)(j)	1.06		20
0.00	(0.42)	0.00	(a)	26.69		28.08		563,018	2.01	(k)	1.20		30
0.00	(0.20)	0.00	(a)	21.21		0.96		388,065	2.00		1.01		20
0.00	(0.05)	0.00	(a)	21.23		12.89		234,129	2.00		0.90		40
0.00	(0.30)	0.00	(a)	18.86		36.75		109,519	2.00		1.38		41

(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.88%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.90%.
(h)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(i)	Ratio of expenses to average net assets excluding trustees’ expense is 1.25%.
(j)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(k)	Ratio of expenses to average net assets excluding trustees’ expense is 2.00%.
(l)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.09%.
(m)	Redemption fee is less than $0.01.
(n)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.83%.
(o)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(p)	Ratio of expenses to average net assets excluding trustees’ expense is 1.85%.
(q)	Repayments by investment manager increased the end of period net asset value less than $.01 per share and the total return by less than 0.00%. If the investment manager had not made repayments, end of period net asset value and total return would have remained unchanged.
(r)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.23%.
(s)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.98%.

Prospectus	79

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
OCC Core Equity Fund
Class A
12/31/2005†	$10.25	$0.01	(a)	$0.41	(a)	$0.42	$(0.05)	$(0.13)
03/31/05 - 06/30/05	10.00	0.02	(a)	0.23	(a)	0.25	0.00	0.00
Class C
12/31/2005†	10.23	(0.03	)(a)	0.41	(a)	0.38	(0.03)	(0.13)
03/31/05 - 06/30/05	10.00	0.00	(a)	0.23	(a)	0.23	0.00	0.00
OCC Value Fund(i)
Class A
12/31/2005†	$17.25	$0.07	(a)	$0.92	(a)	$0.99	$(0.17)	$(2.35)
06/30/05	17.16	0.14	(a)	0.48	(a)	0.62	(0.07)	(0.46)
06/30/04	12.71	0.10	(a)	4.41	(a)	4.51	(0.06)	0.00
06/30/03	13.75	0.10	(a)	(0.56	)(a)	(0.46)	0.00	(0.58)
06/30/02	16.12	0.09	(a)	(0.55	)(a)	(0.46)	0.00	(1.91)
06/30/01	11.38	0.13	(a)	4.70	(a)	4.83	(0.09)	0.00
Class B
12/31/2005†	16.70	0.01	(a)	0.88	(a)	0.89	(0.06)	(2.35)
06/30/05	16.69	0.01	(a)	0.48	(a)	0.49	(0.02)	(0.46)
06/30/04	12.42	(0.02	)(a)	4.31	(a)	4.29	(0.02)	0.00
06/30/03	13.55	0.01	(a)	(0.56	)(a)	(0.55)	0.00	(0.58)
06/30/02	16.02	(0.03	)(a)	(0.53	)(a)	(0.56)	0.00	(1.91)
06/30/01	11.36	0.02	(a)	4.69	(a)	4.71	(0.05)	0.00
Class C
12/31/2005†	16.70	0.01	(a)	0.88	(a)	0.89	(0.04)	(2.35)
06/30/05	16.70	0.01	(a)	0.47	(a)	0.48	(0.02)	(0.46)
06/30/04	12.43	(0.02	)(a)	4.31	(a)	4.29	(0.02)	0.00
06/30/03	13.55	0.01	(a)	(0.55	)(a)	(0.54)	0.00	(0.58)
06/30/02	16.03	(0.03	)(a)	(0.54	)(a)	(0.57)	0.00	(1.91)
06/30/01	11.36	0.02	(a)	4.70	(a)	4.72	(0.05)	0.00
PEA Equity Premium Strategy Fund(ii)
Class A
12/31/2005†	$7.91	$0.01	(a)	$0.36	(a)	$0.37	$0.00 (x)	$0.00
06/30/05	7.58	0.07	(a)	0.35	(a)	0.42	(0.09)	0.00
06/30/04	6.51	0.08	(a)	1.09	(a)	1.17	(0.10)	0.00
06/30/03	6.97	0.08	(a)	(0.45	)(a)	(0.37)	(0.09)	0.00
06/30/02	9.20	0.08	(a)	(2.27	)(a)	(2.19)	(0.04)	0.00
07/31/00 - 06/30/01	13.11	0.04	(a)	(0.27	)(a)	(0.23)	(0.05)	(3.63)
Class B
12/31/2005†	7.79	(0.02	)(a)	0.36	(a)	0.34	0.00 (x)	0.00
06/30/05	7.47	0.01	(a)	0.35	(a)	0.36	(0.04)	0.00
06/30/04	6.42	0.03	(a)	1.07	(a)	1.10	(0.05)	0.00
06/30/03	6.89	0.04	(a)	(0.45	)(a)	(0.41)	(0.06)	0.00
06/30/02	9.14	0.02	(a)	(2.26	)(a)	(2.24)	(0.01)	0.00
07/31/00 - 06/30/01	13.11	(0.02	)(a)	(0.28	)(a)	(0.30)	(0.04)	(3.63)
Class C
12/31/2005†	7.79	(0.02	)(a)	0.36	(a)	0.34	0.00 (x)	0.00
06/30/05	7.46	0.01	(a)	0.36	(a)	0.37	(0.04)	0.00
06/30/04	6.42	0.03	(a)	1.06	(a)	1.09	(0.05)	0.00
06/30/03	6.89	0.04	(a)	(0.45	)(a)	(0.41)	(0.06)	0.00
06/30/02	9.13	0.02	(a)	(2.25	)(a)	(2.23)	(0.01)	0.00
07/31/00 - 06/30/01	13.11	(0.01	)(a)	(0.29	)(a)	(0.30)	(0.05)	(3.63)

†	Unaudited
*	Annualized
(i)	The information provided for the OCC Value Fund reflects the results of operations under the Fund’s former Sub-Adviser; the Fund will not necessarily achieve the results shown above under its current investment management arrangements.
(ii)	Formerly the PEA Growth & Income Fund.
(iii)	The information provided for the PEA Growth Fund reflects results of operations under the Fund’s former Sub-Adviser through March 6, 2000. The Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.
(a)	Per share amounts based upon average number of shares outstanding during the period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.17%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.95%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(e)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.85%.
(g)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(h)	Ratio of expenses to average net assets excluding trustees’ expense is 1.33%.
(i)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.
(j)	Ratio of expenses to average net assets excluding trustees’ expense is 2.08%.
(k)	Ratio of expenses to average net assets excluding trustees’ expense is 2.10%.
(l)	Ratio of expenses to average net assets excluding trustees’ expense is 1.15%.

80	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.18)	$0.00	(a)	$10.49		4.05%	$33	1.11	%*(y)	0.15	%*	48%
0.00	0.00	0.00	(a)	10.25		2.50	10	1.14	(b)*	0.74		13

0.00	(0.16)	0.00	(a)	10.45		3.72	107	1.82	*(z)	(0.59	)*	48
0.00	0.00	0.00	(a)	10.23		2.30	10	1.92	*(c)	(0.04)		13

$0.00	$(2.52)	$0.00	(1)(a)	$15.72		5.62%	$747,378	1.10	%*(2)	0.81	%*	34%
0.00	(0.53)	0.00	(a)	17.25	(n)	3.60 (n)	930,699	1.11	(d)(e)	0.80		101
0.00	(0.06)	0.00	(a)	17.16		35.58	867,400	1.11	(d)	0.61		67
0.00	(0.58)	0.00	(a)	12.71		(2.80)	275,622	1.10		0.87		152
0.00	(1.91)	0.00	(a)	13.75		(3.72)	226,825	1.10		0.59		190
0.00	(0.09)	0.00	(a)	16.12		42.61	46,410	1.10		0.90		204

0.00	(2.41)	0.00	(1)(a)	15.18		5.22	446,878	1.85	*(3)	0.07	*	34
0.00	(0.48)	0.00	(a)	16.70	(o)	2.87 (o)	506,068	1.86	(e)(f)	0.05		101
0.00	(0.02)	0.00	(a)	16.69		34.55	475,577	1.86	(f)	(0.14)		67
0.00	(0.58)	0.00	(a)	12.42		(3.53)	241,311	1.85		0.12		152
0.00	(1.91)	0.00	(a)	13.55		(4.41)	202,258	1.85		(0.19)		190
0.00	(0.05)	0.00	(a)	16.02		41.50	59,708	1.85		0.15		204

0.00	(2.39)	0.00	(1)(a)	15.20		5.32	601,268	1.85	*(3)	0.07	*	34
0.00	(0.48)	0.00	(a)	16.70	(p)	2.82 (p)	728,865	1.86	(e)(f)	0.05		101
0.00	(0.02)	0.00	(a)	16.70		34.53	699,047	1.86	(f)	(0.14)		67
0.00	(0.58)	0.00	(a)	12.43		(3.45)	315,256	1.85		0.12		152
0.00	(1.91)	0.00	(a)	13.55		(4.48)	266,741	1.85		(0.21)		190
0.00	(0.05)	0.00	(a)	16.03		41.59	100,166	1.85		0.17		204

$0.00	$0.00	$0.00	(1)(a)	$8.28		4.71%	$23,000	1.27	%*(4)	0.28	%*	77%
0.00	0.09	0.00	(a)	7.91		5.55 (q)	24,160	1.34	(g)(h)	0.92		24
0.00	(0.10)	0.00	(a)	7.58		17.96	25,300	1.36	(i)	1.14		83
0.00	(0.09)	0.00	(a)	6.51		(5.17)	23,125	1.36	(i)	1.37		84
0.00	(0.04)	0.00	(a)	6.97		(23.85)	16,983	1.36	(i)	1.00		101
0.00	(3.68)	0.00	(a)	9.20		(4.47)	12,050	1.35	*	0.49	*	77

0.00	0.00	0.00	(1)(a)	8.13		4.49	17,767	2.02	*(5)	(0.47	)*	77
0.00	(0.04)	0.00	(a)	7.79		4.77 (r)	19,530	2.09	(g)(j)	0.17		24
0.00	(0.05)	0.00	(a)	7.47		17.12	23,837	2.11	(k)	0.38		83
0.00	(0.06)	0.00	(a)	6.42		(5.88)	17,237	2.11	(k)	0.60		84
0.00	(0.01)	0.00	(a)	6.89		(24.51)	14,520	2.10		0.23		101
0.00	(3.67)	0.00	(a)	9.14		(5.11)	15,663	2.10	*	(0.21	)*	77

0.00	0.00	0.00	(1)(a)	8.13		4.36	20,142	2.02	*(5)	(0.47	)*	77
0.00	(0.04)	0.00	(a)	7.79		4.91 (s)	23,390	2.09	(g)(j)	0.17		24
0.00	(0.05)	0.00	(a)	7.46		16.93	28,626	2.11	(k)	0.38		83
0.00	(0.06)	0.00	(a)	6.42		(5.85)	23,619	2.11	(k)	0.61		84
0.00	(0.01)	0.00	(a)	6.89		(24.40)	17,543	2.10		0.24		101
0.00	(3.68)	0.00	(a)	9.13		(5.15)	16,167	2.10	*	(0.17	)*	77

(m)	Ratio of expenses to average net assets excluding trustees’ expense is 1.90%.
(n)	Repayments by the investment manager increased the end of period net asset value per share by $0.01 and total return by 0.05%. If the investment manager had not made repayments, end of period net asset value and total return would have been $17.24 and 3.55%, respectively.
(o)	Repayments by the investment manager increased the end of period net asset value per share by $0.01 and total return by 0.04%. If the investment manager had not made repayments, end of period net asset value and total return would have been $16.69 and 2.83%, respectively.
(p)	Repayments by the investment manager increased the end of period net asset value per share by $0.01 and total return by 0.04%. If the investment manager had not made repayments, end of period net asset value and total return would have been $16.69 and 2.78%, respectively.
(q)	Repayments by the investment manager increased the total return by 0.05%. If the investment manager had not made repayments, total return would have been 5.50%.
(r)	Repayments by the investment manager increased the total return by 0.05%. If the investment manager had not made repayments, total return would have been 4.72%.
(s)	Repayments by the investment manager increased the total return by 0.05%. If the investment manager had not made repayments, total return would have been 4.86%.
(t)	Repayments by the investment manager increased the end of period net asset value per share by $0.03 and total return by 0.13%. If the investment manager had not made repayments, end of period net asset value and total return would have been $20.52 and 2.93%, respectively.
(u)	Repayments by the investment manager increased the end of period net asset value per share by $0.03 and total return by 0.19%. If the investment manager had not made repayments, end of period net asset value and total return would have been $19.91 and 19.21%, respectively.
(v)	Repayments by the investment manager increased the end of period net asset value per share by $0.02 and total return by 0.13%. If the investment manager had not made repayments, end of period net asset value and total return would have been $17.41 and 2.16%, respectively.
(w)	Repayments by the investment manager increased the end of period net asset value per share by $0.03 and total return by 0.19%. If the investment manager had not made repayments, end of period net asset value and total return would have been $17.01 and 18.31%, respectively.
(x)	Amount is less than $0.01.
(y)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(z)	Ratio of expenses to average net assets excluding trustees’ expense is 1.81%.
(1)	Redemption fee is less than $0.01.
(2)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.09%.
(3)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.84%.
(4)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.26%.
(5)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.01%.

Prospectus	81

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
PEA Growth Fund(iii)
Class A
12/31/2005†	$20.55	$(0.02	)(a)	$1.63	(a)	$1.61	$0.00	$0.00
06/30/05	19.94	0.04	(a)	0.57	(a)	0.61	0.00	0.00
06/30/04	16.70	(0.06	)(a)	3.30	(a)	3.24	0.00	0.00
06/30/03	18.10	(0.03	)(a)	(1.37	)(a)	(1.40)	0.00	0.00
06/30/02	24.55	(0.06	)(a)	(6.23	)(a)	(6.29)	0.00	(0.16)
06/30/01	38.94	(0.19	)(a)	(11.85	)(a)	(12.04)	0.00	(2.35)
Class B
12/31/2005†	17.43	(0.09	)(a)	1.38	(a)	1.29	0.00	0.00
06/30/05	17.04	(0.09	)(a)	0.48	(a)	0.39	0.00	0.00
06/30/04	14.38	(0.17	)(a)	2.83	(a)	2.66	0.00	0.00
06/30/03	15.71	(0.13	)(a)	(1.20	)(a)	(1.33)	0.00	0.00
06/30/02	21.49	(0.19	)(a)	(5.43	)(a)	(5.62)	0.00	(0.16)
06/30/01	34.66	(0.37	)(a)	(10.45	)(a)	(10.82)	0.00	(2.35)
Class C
12/31/2005†	17.43	(0.09	)(a)	1.38	(a)	1.29	0.00	0.00
06/30/05	17.04	(0.09	)(a)	0.48	(a)	0.39	0.00	0.00
06/30/04	14.38	(0.17	)(a)	2.83	(a)	2.66	0.00	0.00
06/30/03	15.71	(0.13	)(a)	(1.20	)(a)	(1.33)	0.00	0.00
06/30/02	21.49	(0.19	)(a)	(5.43	)(a)	(5.62)	0.00	(0.16)
06/30/01	34.66	(0.38	)(a)	(10.44	)(a)	(10.82)	0.00	(2.35)

†	Unaudited
*	Annualized
(i)	The information provided for the OCC Value Fund reflects the results of operations under the Fund’s former Sub-Adviser; the Fund will not necessarily achieve the results shown above under its current investment management arrangements.
(ii)	Formerly the PEA Growth & Income Fund.
(iii)	The information provided for the PEA Growth Fund reflects results of operations under the Fund’s former Sub-Adviser through March 6, 2000. The Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.
(a)	Per share amounts based upon average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.15%.

82	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.00	$0.00	$0.00	(a)(h)	$22.16		7.83%	$85,333	1.16	%*(i)	(0.23)%*	57%
0.00	0.00	0.00	(a)	20.55	(d)	3.06 (d)	85,553	1.16	(b)	0.19	39
0.00	0.00	0.00	(a)	19.94	(e)	19.40 (e)	101,505	1.16	(b)	(0.31)	71
0.00	0.00	0.00	(a)	16.70		(7.73)	94,428	1.16	(b)	(0.19)	70
0.00	(0.16)	0.00	(a)	18.10		(25.73)	136,908	1.16	(b)	(0.27)	76
0.00	(2.35)	0.00	(a)	24.55		(32.40)	173,990	1.15		(0.58)	85

0.00	0.00	0.00	(a)(h)	18.72		7.40	36,610	1.91	*(j)	(0.98)*	57
0.00	0.00	0.00	(a)	17.43	(f)	2.29 (f)	41,545	1.91	(c)	(0.56)	39
0.00	0.00	0.00	(a)	17.04	(g)	18.50 (g)	57,743	1.91	(c)	(1.05)	71
0.00	0.00	0.00	(a)	14.38		(8.47)	65,651	1.91	(c)	(0.94)	70
0.00	(0.16)	0.00	(a)	15.71		(26.28)	92,279	1.91	(c)	(1.02)	76
0.00	(2.35)	0.00	(a)	21.49		(32.90)	162,382	1.90		(1.33)	85

0.00	0.00	0.00	(a)(h)	18.72		7.40	451,325	1.91	*(j)	(0.98)*	57
0.00	0.00	0.00	(a)	17.43	(f)	2.29 (f)	480,947	1.91	(c)	(0.56)	39
0.00	0.00	0.00	(a)	17.04	(g)	18.50 (g)	611,348	1.91	(c)	(1.06)	71
0.00	0.00	0.00	(a)	14.38		(8.47)	648,456	1.91	(c)	(0.94)	70
0.00	(0.16)	0.00	(a)	15.71		(26.28)	879,605	1.91	(c)	(1.02)	76
0.00	(2.35)	0.00	(a)	21.49		(32.91)	1,486,530	1.90		(1.34)	85

(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.90%.
(d)	Repayments by the investment manager increased the end of period net asset value per share by $0.03 and total return by 0.13%. If the investment manager had not made repayments, end of period net asset value and total return would have been $20.52 and 2.93%, respectively.
(e)	Repayments by the investment manager increased the end of period net asset value per share by $0.03 and total return by 0.19%. If the investment manager had not made repayments, end of period net asset value and total return would have been $19.91 and 19.21%, respectively.
(f)	Repayments by the investment manager increased the end of period net asset value per share by $0.02 and total return by 0.13%. If the investment manager had not made repayments, end of period net asset value and total return would have been $17.41 and 2.16%, respectively.
(g)	Repayments by the investment manager increased the end of period net asset value per share by $0.03 and total return by 0.19%. If the investment manager had not made repayments, end of period net asset value and total return would have been $17.01 and 18.31%, respectively.
(h)	Redemption Fee is less than $0.01.
(i)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.15%.
(j)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.90%.

Prospectus	83

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions From Net Realized Capital Gains
PEA Opportunity Fund
Class A
12/31/2005†	$22.19	$(0.12	)(a)	$1.73	(a)	$1.61	$0.00	$0.00
06/30/05	20.99	(0.22	)(a)	1.42	(a)	1.20	0.00	0.00
06/30/04	15.49	(0.19	)(a)	5.69	(a)	5.50	0.00	0.00
06/30/03	15.01	(0.13	)(a)	0.61	(a)	0.48	0.00	0.00
06/30/02	19.05	(0.17	)(a)	(3.87	)(a)	(4.04)	0.00	0.00
06/30/01	31.58	(0.16	)(a)	(7.29	)(a)	(7.45)	0.00	(5.08)
Class B
12/31/2005†	17.72	(0.17	)(a)	1.39	(a)	1.22	0.00	0.00
06/30/05	16.89	(0.30	)(a)	1.13	(a)	0.83	0.00	0.00
06/30/04	12.56	(0.28	)(a)	4.61	(a)	4.33	0.00	0.00
06/30/03	12.26	(0.19	)(a)	0.49	(a)	0.30	0.00	0.00
06/30/02	15.68	(0.24	)(a)	(3.18	)(a)	(3.42)	0.00	0.00
06/30/01	27.21	(0.27	)(a)	(6.18	)(a)	(6.45)	0.00	(5.08)
Class C
12/31/2005†	17.72	(0.17	)(a)	1.38	(a)	1.21	0.00	0.00
06/30/05	16.89	(0.30	)(a)	1.13	(a)	0.83	0.00	0.00
06/30/04	12.56	(0.27	)(a)	4.60	(a)	4.33	0.00	0.00
06/30/03	12.26	(0.19	)(a)	0.49	(a)	0.30	0.00	0.00
06/30/02	15.67	(0.24	)(a)	(3.17	)(a)	(3.41)	0.00	0.00
06/30/01	27.22	(0.28	)(a)	(6.19	)(a)	(6.47)	0.00	(5.08)
PEA Target Fund
Class A
12/31/2005†	$17.84	$(0.07	)(a)	$1.51	(a)	$1.44	$0.00	$0.00
06/30/05	17.17	(0.12	)(a)	0.79	(a)	0.67	0.00	0.00
06/30/04	13.34	(0.12	)(a)	3.95	(a)	3.83	0.00	0.00
06/30/03	13.32	(0.08	)(a)	0.10	(a)	0.02	0.00	0.00
06/30/02	19.31	(0.11	)(a)	(5.88	)(a)	(5.99)	0.00	0.00
06/30/01	31.14	(0.18	)(a)	(7.62	)(a)	(7.80)	0.00	(4.03)
Class B
12/31/2005†	15.55	(0.12	)(a)	1.30	(a)	1.18	0.00	0.00
06/30/05	15.07	(0.21	)(a)	0.69	(a)	0.48	0.00	0.00
06/30/04	11.80	(0.21	)(a)	3.48	(a)	3.27	0.00	0.00
06/30/03	11.86	(0.15	)(a)	0.09	(a)	(0.06)	0.00	0.00
06/30/02	17.33	(0.20	)(a)	(5.27	)(a)	(5.47)	0.00	0.00
06/30/01	28.60	(0.33	)(a)	(6.91	)(a)	(7.24)	0.00	(4.03)
Class C
12/31/2005†	15.54	(0.12	)(a)	1.31	(a)	1.19	0.00	0.00
06/30/05	15.07	(0.21	)(a)	0.68	(a)	0.47	0.00	0.00
06/30/04	11.79	(0.21	)(a)	3.49	(a)	3.28	0.00	0.00
06/30/03	11.86	(0.15	)(a)	0.08	(a)	(0.07)	0.00	0.00
06/30/02	17.33	(0.20	)(a)	(5.27	)(a)	(5.47)	0.00	0.00
06/30/01	28.59	(0.34	)(a)	(6.89	)(a)	(7.23)	0.00	(4.03)

†	Unaudited
*	Annualized
(a)	Per share amounts based upon average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.30%.
(c)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.30%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 2.05%.
(e)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.05%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.95%.
(h)	Repayments by the investment manager increased the total return by 0.01%. If the investment manager had not made repayments, total return would have been 5.71%.
(i)	Repayments by the investment manager increased the total return by 0.02%. If the investment manager had not made repayments, total return would have been 35.49%.
(j)	Repayments by the investment manager increased the total return by 0.01%. If the investment manager had not made repayments, total return would have been 4.90%.

84	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.00	$0.00	$0.00	(a)(x)	$23.80	(s)	7.21	%(s)	$51,200	1.31	%*(c)	(1.05)%*	79%
0.00	0.00	0.00	(a)	22.19		5.72	(h)	52,118	1.31	(b)	(1.04)	139
0.00	0.00	0.00	(a)	20.99		35.51	(i)	60,781	1.31	(c)	(1.00)	184
0.00	0.00	0.00	(a)	15.49		3.20		44,297	1.31	(b)	(1.08)	214
0.00	0.00	0.00	(a)	15.01		(21.21)		68,403	1.31	(b)	(1.02)	201
0.00	(5.08)	0.00	(a)	19.05		(25.68)		92,521	1.30		(0.68)	237

0.00	0.00	0.00	(a)(x)	18.94	(t)	6.83	(t)	17,240	2.06	*(e)	(1.80)*	79
0.00	0.00	0.00	(a)	17.72		4.91	(j)	18,253	2.06	(d)	(1.79)	139
0.00	0.00	0.00	(a)	16.89		34.47	(k)	23,073	2.07	(e)	(1.77)	184
0.00	0.00	0.00	(a)	12.56		2.45		12,962	2.06	(d)	(1.83)	214
0.00	0.00	0.00	(a)	12.26		(21.81)		15,587	2.06	(d)	(1.77)	201
0.00	(5.08)	0.00	(a)	15.68		(26.19)		25,988	2.05		(1.42)	237

0.00	0.00	0.00	(a)(x)	18.93	(t)	6.83	(t)	139,051	2.06	*(e)	(1.85)*	79
0.00	0.00	0.00	(a)	17.72		4.91	(j)	145,669	2.06	(d)	(1.79)	139
0.00	0.00	0.00	(a)	16.89		34.47	(k)	173,643	2.06	(d)	(1.74)	184
0.00	0.00	0.00	(a)	12.56		2.45		142,354	2.06	(d)	(1.83)	214
0.00	0.00	0.00	(a)	12.26		(21.76)		164,168	2.06	(d)	(1.77)	201
0.00	(5.08)	0.00	(a)	15.67		(26.26)		255,355	2.05		(1.42)	237

$0.00	$0.00	$0.00	(a)	$19.28	(u)	8.07	%(u)	$178,396	1.21	%*(f)	(0.75)%*	63%
0.00	0.00	0.00	(a)	17.84		3.90	(l)	186,300	1.21	(f)	(0.70)	103
0.00	0.00	0.00	(a)	17.17		28.71	(m)	209,123	1.21	(f)	(0.77)	96
0.00	0.00	0.00	(a)	13.34		0.15		148,721	1.21	(f)	(0.71)	105
0.00	0.00	0.00	(a)	13.32		(31.02)		198,054	1.21	(f)	(0.67)	114
0.00	(4.03)	0.00	(a)	19.31		(27.78)		281,616	1.20		(0.75)	109

0.00	0.00	0.00	(a)(x)	16.73	(v)	7.59	(v)	73,129	1.96	*(r)	(1.50)*	63
0.00	0.00	0.00	(a)	15.55		3.19	(n)	80,594	1.96	(g)	(1.45)	103
0.00	0.00	0.00	(a)	15.07		27.71	(o)	106,709	1.96	(g)	(1.52)	96
0.00	0.00	0.00	(a)	11.80		(0.51)		105,896	1.96	(g)	(1.47)	105
0.00	0.00	0.00	(a)	11.86		(31.56)		144,815	1.96	(g)	(1.41)	114
0.00	(4.03)	0.00	(a)	17.33		(28.34)		246,999	1.95		(1.49)	109

0.00	0.00	0.00	(a)(x)	16.73	(w)	7.66	(w)	461,668	1.96	*(r)	(1.50)*	63
0.00	0.00	0.00	(a)	15.54		3.12	(p)	489,743	1.96	(g)	(1.45)	103
0.00	0.00	0.00	(a)	15.07		27.82	(q)	600,439	1.96	(g)	(1.52)	96
0.00	0.00	0.00	(a)	11.79		(0.59)		538,347	1.96	(g)	(1.46)	105
0.00	0.00	0.00	(a)	11.86		(31.56)		685,003	1.96	(g)	(1.41)	114
0.00	(4.03)	0.00	(a)	17.33		(28.31)		1,204,807	1.95		(1.50)	109

(k)	Repayments by the investment manager increased the total return by 0.01%. If the investment manager had not made repayments, total return would have been 34.46%.
(l)	Repayments by the investment manager increased the total return by 0.02%. If the investment manager had not made repayments, total return would have been 3.88%.
(m)	Repayments by the investment manager increased the total return by 0.02%. If the investment manager had not made repayments, total return would have been 28.69%.
(n)	Repayments by the investment manager increased the total return by 0.03%. If the investment manager had not made repayments, total return would have been 3.16%.
(o)	Repayments by the investment manager increased the total return by 0.02%. If the investment manager had not made repayments, total return would have been 27.69%.
(p)	Repayments by the investment manager increased the total return by 0.02%. If the investment manager had not made repayments, total return would have been 3.10%.
(q)	Repayments by the investment manager increased the total return by 0.02%. If the investment manager had not made repayments, total return would have been 27.80%.
(r)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.94%.
(s)	Payments from Affiliates increased the end of period net asset value by $.01 per share and the total return by 0.04%.
(t)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.05%.
(u)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.05%.
(v)	Payments from Affiliates increased the end of period net asset value by $.01 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $16.72 and 7.52%, respectively.
(w)	Repayments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.07%. If the Affiliates had not made repayments, the end of period net asset value and total return would have been $16.72 and 7.59%, respectively.
(x)	Redemption fee is less than $0.01.

Prospectus	85

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
RCM Large-Cap Growth Fund
Class A
12/31/2005†	$12.68	$(0.01	)(a)	$1.23	(a)	$1.22	$0.00	$0.00
06/30/05	12.13	0.02	(a)	0.54	(a)	0.56	(0.01)	0.00
06/30/04	10.89	(0.02	)(a)	1.29	(a)	1.27	(0.03)	0.00
06/30/03	10.94	0.02	(a)	(0.03	)(a)	(0.01)	(0.03)	0.00
02/05/2002 - 06/30/2002	12.30	0.00	(a)	(1.36	)(a)	(1.36)	0.00	0.00
Class B
12/31/2005†	12.44	(0.06	)(a)	1.20	(a)	1.14	0.00	0.00
06/30/05	11.98	(0.07	)(a)	0.53	(a)	0.46	0.00	0.00
06/30/04	10.80	(0.10	)(a)	1.28	(a)	1.18	0.00	0.00
06/30/03	10.91	(0.07	)(a)	(0.02	)(a)	(0.09)	(0.02)	0.00
02/05/2002 - 06/30/2002	12.30	(0.04	)(a)	(1.35	)(a)	(1.39)	0.00	0.00
Class C
12/31/2005†	12.46	(0.06	)(a)	1.20	(a)	1.14	0.00	0.00
06/30/05	12.00	(0.07	)(a)	0.53	(a)	0.46	0.00	0.00
06/30/04	10.82	(0.11	)(a)	1.29	(a)	1.18	0.00	0.00
06/30/03	10.90	(0.07	)(a)	(0.01	)(a)	(0.08)	0.00	0.00
02/05/2002 - 06/30/2002	12.30	(0.04	)(a)	(1.36	)(a)	(1.40)	0.00	0.00
RCM Mid-Cap Fund
Class A
12/31/2005†	$2.58	$(0.01	)(a)	$0.33	(a)	$0.32	$0.00	$0.00
06/30/05	2.48	(0.01	)(a)	0.11	(a)	0.10	0.00	0.00
06/30/04	2.04	(0.02	)(a)	0.46	(a)	0.44	0.00	0.00
06/30/03	1.99	(0.02	)(a)	0.07	(a)	0.05	0.00	0.00
02/05/2002 - 06/30/2002	2.28	(0.01	)(a)	(0.28	)(a)	(0.29)	0.00	0.00
Class B
12/31/2005†	2.55	(0.02	)(a)	0.33	(a)	0.31	0.00	0.00
06/30/05	2.47	(0.03	)(a)	0.11	(a)	0.08	0.00	0.00
06/30/04	2.04	(0.04	)(a)	0.47	(a)	0.43	0.00	0.00
06/30/03	2.00	(0.03	)(a)	0.07	(a)	0.04	0.00	0.00
02/05/2002 - 06/30/2002	2.28	(0.02	)(a)	(0.26	)(a)	(0.28)	0.00	0.00
Class C
12/31/2005†	2.54	(0.02	)(a)	0.33	(a)	0.31	0.00	0.00
06/30/05	2.47	(0.03	)(a)	0.10	(a)	0.07	0.00	0.00
06/30/04	2.04	(0.04	)(a)	0.47	(a)	0.43	0.00	0.00
06/30/03	2.00	(0.03	)(a)	0.07	(a)	0.04	0.00	0.00
02/05/2002 - 06/30/2002	2.28	(0.02	)(a)	(0.26	)(a)	(0.28)	0.00	0.00
RCM Targeted Core Growth Fund(i)
Class A
12/31/2005†	$10.75	$(0.02	)(a)	$1.27	(a)	$1.25	$0.00	$0.00
06/30/05	10.76	0.01	(a)	(0.02	)(a)	(0.01)	0.00	0.00
06/30/04	9.45	(0.03	)(a)	1.34	(a)	1.31	0.00	0.00
06/30/03	9.44	(0.01	)(a)	0.02	(a)	0.01	0.00	0.00
02/05/2002 - 06/30/2002	10.36	(0.01	)(a)	(0.91	)(a)	(0.92)	0.00	0.00
Class B
12/31/2005†	10.48	(0.06	)(a)	1.23	(a)	1.17	0.00	0.00
06/30/05	10.57	(0.07	)(a)	(0.02	)(a)	(0.09)	0.00	0.00
06/30/04	9.35	(0.10	)(a)	1.32	(a)	1.22	0.00	0.00
06/30/03	9.42	(0.07	)(a)	0.00	(a)	(0.07)	0.00	0.00
02/05/2002 - 06/30/2002	10.36	(0.04	)(a)	(0.90	)(a)	(0.94)	0.00	0.00
Class C
12/31/2005†	10.49	(0.06	)(a)	1.23	(a)	1.17	0.00	0.00
06/30/05	10.58	(0.07	)(a)	(0.02	)(a)	(0.09)	0.00	0.00
06/30/04	9.35	(0.10	)(a)	1.33	(a)	1.23	0.00	0.00
06/30/03	9.42	(0.08	)(a)	0.01	(a)	(0.07)	0.00	0.00
02/05/2002 - 06/30/2002	10.36	(0.04	)(a)	(0.90	)(a)	(0.94)	0.00	0.00

†	Unaudited
*	Annualized
(i)	Formerly the RCM Tax-Managed Growth Fund.
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.17%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.92%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.95%.
(g)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.19%.

86	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.00	$0.00	$0.00	(a)(o)	$13.90	9.62%	$52,113	1.11	%*(p)	(0.10)%*	37%
0.00	(0.01)	0.00	(a)	12.68	4.65	43,387	1.18	(b)(c)	0.17	118
0.00	(0.03)	0.00	(a)	12.13	11.66	37,102	1.21	(d)	(0.13)	82
(0.01)	(0.04)	0.00	(a)	10.89	(0.05)	19,560	1.20		0.15	25
0.00	0.00	0.00	(a)	10.94	(11.06)	681	1.20	*	(0.01)*	36

0.00	0.00	0.00	(a)(o)	13.58	9.17	10,449	1.86	*(q)	(0.85)*	37
0.00	0.00	0.00	(a)	12.44	3.84	8,357	1.93	(b)(e)	(0.59)	118
0.00	0.00	0.00	(a)	11.98	10.94	8,381	1.96	(f)	(0.89)	82
0.00	(0.02)	0.00	(a)	10.80	(0.84)	4,384	1.95		(0.64)	25
0.00	0.00	0.00	(a)	10.91	(11.30)	161	1.95	*	(0.91)*	36

0.00	0.00	0.00	(a)(o)	13.60	9.15	9,962	1.86	*(q)	(0.85)*	37
0.00	0.00	0.00	(a)	12.46	3.83	7,857	1.93	(b)(e)	(0.59)	118
0.00	0.00	0.00	(a)	12.00	10.93	7,821	1.96	(f)	(0.91)	82
0.00	0.00	0.00	(a)	10.82	(0.73)	3,699	1.95		(0.68)	25
0.00	0.00	0.00	(a)	10.90	(11.38)	105	1.95	*	(0.92)*	36

$0.00	$0.00	$0.00		$2.90	12.40%	$3,883	1.14	%*(r)	(0.61)%*	81%
0.00	0.00	0.00	(a)	2.58	4.03	3,336	1.22	(b)(g)	(0.59)	147
0.00	0.00	0.00	(a)	2.48	21.57	2,836	1.23	(h)	(0.78)	145
0.00	0.00	0.00	(a)	2.04	2.51	847	1.23	(h)	(0.85)	132
0.00	0.00	0.00	(a)	1.99	(12.72)	124	1.22	*	(1.01)*	142

0.00	0.00	0.00	(a)	2.86	12.16	2,259	1.88	*(s)	(1.35)*	81
0.00	0.00	0.00	(a)	2.55	3.24	1,642	1.98	(b)(i)	(1.35)	147
0.00	0.00	0.00	(a)	2.47	21.08	2,083	1.98	(j)	(1.51)	145
0.00	0.00	0.00	(a)	2.04	2.00	378	1.98	(j)	(1.58)	132
0.00	0.00	0.00	(a)	2.00	(12.28)	9	1.97	*	(1.81)*	142

0.00	0.00	0.00	(a)	2.85	12.20	3,455	1.88	*(s)	(1.34)*	81
0.00	0.00	0.00	(a)	2.54	2.83	2,335	1.98	(b)(i)	(1.35)	147
0.00	0.00	0.00	(a)	2.47	21.08	2,627	1.98	(j)	(1.53)	145
0.00	0.00	0.00	(a)	2.04	2.00	775	1.98	(j)	(1.60)	132
0.00	0.00	0.00	(a)	2.00	(12.28)	40	1.97	*	(1.80)*	142

$0.00	$0.00	$0.00	(a)	$12.00	11.63%	$7,758	1.28	%*(t)	(0.32)%*	30%
0.00	0.00	0.00	(a)	10.75	(0.09)	12,063	1.34	(b)(k)	0.07	56
0.00	0.00	0.00	(a)	10.76	13.86	12,645	1.36	(l)	(0.26)	92
0.00	0.00	0.00	(a)	9.45	0.11	2,875	1.35		(0.10)	74
0.00	0.00	0.00	(a)	9.44	(8.88)	262	1.35	*	(0.31)*	68

0.00	0.00	0.00	(a)	11.65	11.16	5,036	2.03	*(u)	(1.06)*	30
0.00	0.00	0.00	(a)	10.48	(0.85)	5,107	2.09	(b)(m)	(0.67)	56
0.00	0.00	0.00	(a)	10.57	13.05	7,310	2.11	(n)	(1.00)	92
0.00	0.00	0.00	(a)	9.35	(0.74)	1,442	2.10		(0.84)	74
0.00	0.00	0.00	(a)	9.42	(9.07)	14	2.10	*	(0.92)*	68

0.00	0.00	0.00	(a)	11.66	11.15	7,288	2.03	*(u)	(1.06)*	30
0.00	0.00	0.00	(a)	10.49	(0.85)	7,498	2.09	(b)(m)	(0.67)	56
0.00	0.00	0.00	(a)	10.58	13.16	9,758	2.10		(0.99)	92
0.00	0.00	0.00	(a)	9.35	(0.74)	614	2.10		(0.85)	74
0.00	0.00	0.00	(a)	9.42	(9.07)	9	2.10	*	(0.92)*	68

(h)	Ratio of expenses to average net assets excluding trustees’ expense is 1.22%.
(i)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.95%.
(j)	Ratio of expenses to average net assets excluding trustees’ expense is 1.97%.
(k)	Ratio of expenses to average net assets excluding trustees’ expense is 1.33%.
(l)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.
(m)	Ratio of expenses to average net assets excluding trustees’ expense is 2.08%.
(n)	Ratio of expenses to average net assets excluding trustees’ expense is 2.10%.
(o)	Redemption Fee is less than $0.01.
(p)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.10%.
(q)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.85%.
(r)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.12%.
(s)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.87%.
(t)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.26%.
(u)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.01%.

Prospectus	87

Allianz Funds

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

The SAI includes the Allianz Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares, a separate booklet which contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the Guide together with or separately from the rest of the SAI.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-6161.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds.

File No. 811-6161

Allianz Funds

INVESTMENT ADVISER AND ADMINISTRATOR

Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

SUB-ADVISERS

PEA Capital LLC, Cadence Capital Management LLC, RCM Capital Management LLC, Nicholas-Applegate Capital Management LLC, NFJ Investment Group L.P., Oppenheimer Capital LLC

DISTRIBUTOR

Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

PFPC, Inc., P.O. Box 9688, Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City MO 64105

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, MA 02110

For further information about the Allianz Funds or PIMCO Funds call 1-800-426-0107 or visit our Web site at www.allianzinvestors.com.

Not part of the Prospectus

The Allianz Funds & PIMCO Funds Family

The PIMCO Funds & Allianz Funds offer access to the world-class investment firms of Allianz Global Investors—one of the world’s largest asset management companies, with more than $1 trillion under management (as of 12/31/05).

The Allianz Funds are managed by institutional equity managers, including the Allianz-owned investment firms NFJ Investment Group, Oppenheimer Capital, RCM, Nicholas-Applegate Capital Management and PEA Capital. The Allianz Funds represent a wide range of investment strategies, including growth and value, small-, mid- and large-cap, domestic and international portfolios.

The PIMCO Funds are managed by PIMCO, widely recognized as one of the premier bond managers in the world. The PIMCO Funds cover the fixed-income spectrum, and also include the innovative Real Return Strategy and equity-related funds. PIMCO Total Return Fund is the largest bond fund in the U.S.*

Allianz Funds	PIMCO Funds
Value Stock	Short-Duration Bond
OCC Value	PIMCO Short-Term
NFJ Large-Cap Value	PIMCO Low Duration
NFJ Dividend Value	PIMCO Floating Income
OCC Renaissance	Core Bond
NACM Flex-Cap Value	PIMCO Total Return
NFJ Small-Cap Value	Government/Mortgage Bond
Blend Stock	PIMCO Long-Term U.S. Government
OCC Core Equity	PIMCO GNMA
PEA Equity Premium Strategy	PIMCO Total Return Mortgage
CCM Capital Appreciation	Credit Strategy
CCM Mid-Cap	PIMCO Diversified Income
Growth Stock	PIMCO High Yield
RCM Large-Cap Growth	PIMCO Investment Grade
RCM Strategic Growth	Corporate Bond
PEA Growth	International Bond
NACM Growth	PIMCO Global Bond (U.S. Dollar-Hedged)
RCM Targeted Core Growth	PIMCO Foreign Bond (U.S. Dollar-Hedged)
RCM Mid-Cap	PIMCO Foreign Bond (Unhedged)
PEA Target	PIMCO Emerging Markets Bond
PEA Opportunity	PIMCO Developing Local Markets
International Stock	Tax-Exempt Bond
NACM Global	PIMCO Short Duration Municipal
RCM Global Small-Cap	Income
RCM International Growth Equity	PIMCO Municipal Bond
NACM International	PIMCO California Intermediate
NFJ International Value	Municipal Bond
NACM Pacific Rim	PIMCO New York Municipal Bond
Sector-Related Stock	Real Return Strategy
RCM Healthcare	PIMCO Real Return
RCM Biotechnology	PIMCO CommodityRealReturn
RCM Technology	Strategy®
RCM Global Resources	PIMCO RealEstateRealReturn Strategy
Asset Allocation (Strategic)	Equity-Related
AMM Asset Allocation	PIMCO StocksPLUS®
PIMCO StocksPLUS® Total Return
PIMCO International StocksPLUS®
TR Strategy
PIMCO Fundamental IndexPLUS TR
Asset Allocation (Tactical)
PIMCO All Asset
PIMCO All Asset All Authority

www.allianzinvestors.com	Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-888-877-4626. Please read the prospectus carefully before you invest or send money.

*	As of 2/28/06 according to SimFunds. This cover is not part of the Prospectus.

Allianz Global Investors Distributors LLC,

2187 Atlantic Street,

Stamford, CT 06902